As filed with the Securities and Exchange Commission on June 21, 2019

1933 Act File No. 333-[            ]

1940 Act File No. 811-23451

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-2

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No.	☐

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No.	☐

(Check appropriate box or boxes.)

Stone Ridge Residential Real Estate Income Fund I, Inc.

(Exact Name of Registrant as Specified in Charter)

510 Madison Avenue, 21st Floor

New York, New York 10022

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code:

(212) 202-3123

Stone Ridge Residential Real Estate Income Fund I, Inc.

510 Madison Avenue, 21st Floor

New York, New York 10022

(Name and Address of Agent for Service)

Copies of Communication To:

Elizabeth J. Reza

Gregory C. Davis

Ropes & Gray LLP

800 Boylston Street

Boston, Massachusetts 02199

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after the effective date of this Registration Statement.

If any of the securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. [X]

It is proposed that this filing will become effective (check appropriate box): [    ] when declared effective pursuant to section 8(c).

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered(1)	Proposed Maximum Offering Price Per Share(1)	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee
Shares of Common Stock $0.001 par value per share	100,000	$ 10.00	$ 1,000,000	$ 121.20

(1) Estimated pursuant to Rule 457(o) solely for the purpose of determining the registration fee.

Registrant hereby amends the Registration Statement on such date or dates as may be necessary to delay its effective date until Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to Section 8(a), may determine.

Subject to Completion Dated June 21, 2019

The information in this prospectus is not complete and may be changed. A registration statement relating to the securities described herein has been filed with the Securities and Exchange Commission. These securities may not be sold until the registration statement becomes effective. This prospectus is not an offer to sell or the solicitation of an offer to buy securities and is not soliciting an offer to buy these securities in any state in which the offer, solicitation or sale would be unlawful.

Prospectus Stone Ridge Residential Real Estate Income Fund I, Inc. Common Shares

The Fund. Stone Ridge Residential Real Estate Income Fund I, Inc. (the “Fund”) is a non-diversified, closed-end management investment company that intends to continuously offer its shares (“Shares”) during a subscription period of approximately two years after the Fund commences investment operations (the “Subscription Period”). The Subscription Period is subject to extension, temporary suspension or early termination at the discretion of the Fund’s investment adviser. The Fund is a Maryland corporation and intends to elect to be taxed as a real estate investment trust (a “REIT”) for U.S. federal income tax purposes under the Internal Revenue Code of 1986, as amended (the “Code”).

Investment Objective. The Fund’s investment objective is to achieve long-term capital appreciation and current income. There can be no assurance that the Fund will achieve its investment objective.

Investment Strategy. The Fund pursues its investment objective by investing primarily in single family rental properties, or in assets providing exposure to such properties, in the form of equity, debt and alternative financing investments (“single family rental investments”). The Fund makes single family rental investments primarily by sourcing assets from real estate platforms that acquire, improve and manage single family rental properties in different geographic regions within the United States. The Fund may acquire homes from such platforms directly, through wholly-owned and controlled subsidiaries of the Fund, or through joint ventures with such platforms or other third-party investors. The Fund may also invest in mortgage loans or other debt instruments secured by, or other alternative financing investments in, single family rental properties. Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in single family rental investments.

Investment Adviser. The Fund’s investment adviser is Stone Ridge Asset Management LLC (“Stone Ridge” or the “Adviser”). As of [            ], 2019, Stone Ridge managed approximately $[        ] billion of assets.

•	The Fund’s Shares are not listed and there is currently no secondary market for the Shares, although the Fund may consider listing its Shares in the future.

•	An investment in the Fund is not suitable for investors who need certainty about their ability to access all of the money they invest in the short term.

•	The Shares of the Fund are illiquid. The Fund makes only annual repurchase offers for Shares, which the Fund expects to be for a maximum of 5% of the outstanding Shares each year.

•	There is no assurance that the Fund will be able to maintain a certain level of, or at any particular time make any, distributions.

•

Distributions may be funded from offering proceeds, which may constitute a return of capital and reduce the amount of capital available for investment. See “Certain Federal Income Tax Considerations” for a discussion of the federal income tax treatment of a return of capital.

The Fund may invest in securities that are rated below investment grade by a nationally recognized statistical rating organization or in unrated securities judged by the Adviser to be of comparable credit quality. Below-investment grade securities, which are often referred to as “junk,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. They may also be illiquid and difficult to value.

An investment in the Fund’s Shares should be considered speculative and involving a high degree of risk, including the risk of a substantial loss of investment. See “Investment Objective, Policies and Risks — Risk Considerations” below to read about the risks you should consider before buying Fund Shares, including the risk of leverage.

Neither the Securities and Exchange Commission (the “Commission”) nor any state securities commission has approved or disapproved of these securities or determined this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

	Per Share	Total*
Price to Public	$10.00	$	[ ]
Sales Load	None		None
Proceeds to the Fund*	$10.00	$	[ ]

*	Expenses of issuance and distribution include [ ] in registration fees and $[ ] in estimated legal and accounting fees.

The date of this prospectus is [            ], [        ]

Interval Fund. The Fund has an interval fund structure pursuant to which the Fund, subject to applicable law, conducts annual repurchase offers of the Funds’ outstanding Shares at net asset value (“NAV”), subject to approval of the Board of Directors (the “Board,” and each of the directors on the Board, a “Director”). In all cases, such repurchases will be for at least 5% and not more than 25%, and are currently expected to be for 5%, of the Fund’s outstanding Shares. It is possible that a repurchase offer may be oversubscribed, with the result that shareholders may only be able to have a portion of their Shares repurchased. There is no assurance that you will be able to tender your Shares when or in the amount that you desire. The Fund’s Shares are not listed on any national securities exchange. You should not expect there to be any secondary trading market in the Shares. Notwithstanding the foregoing, the Fund may consider listing its Shares in the future. Even though the Fund makes annual repurchase offers to repurchase a portion of the Shares to try to provide liquidity to shareholders, you should consider the Shares to be illiquid.

Subsequent Fund. The Adviser intends to launch a series of non-diversified, closed-end management investment companies with investment objectives, policies and strategies substantially similar to those of the Fund (each such fund, a “Subsequent Fund”). The Adviser expects each Subsequent Fund to be a Maryland corporation electing to be taxed as a REIT for U.S. federal income tax purposes and to have an interval fund structure similar to that of the Fund pursuant to which such Subsequent Fund will conduct annual repurchase offers. The Adviser intends to launch the first Subsequent Fund following the expiration of the Subscription Period of the Fund, and such Subsequent Fund is expected to continuously offer its shares during a subscription period of approximately two years and is then expected to close to new investment. The Adviser intends to repeat this process such that at any time following the expiration of the Subscription Period of the Fund or a Subsequent Fund, there will be only one Subsequent Fund open to new investment. Unless you otherwise notify the Fund’s transfer agent, U.S. Bancorp Fund Services, LLC (the “Transfer Agent”) or your financial intermediary, dividends and capital gains distributions on your Shares will be automatically reinvested in the Fund during the Subscription Period and, after the Subscription Period, will be deemed to be paid in cash and then automatically invested in a Subsequent Fund. The Adviser may decide not to launch any such Subsequent Fund or may modify the subscription period of any such Subsequent Fund in its sole discretion. If at any time after the expiration of the Subscription Period there is no Subsequent Fund open to new investment, you will receive dividends and capital gains distributions in cash.

Term. The Fund expects to have a term of approximately eight years, which may be extended as recommended by the Adviser and approved by the Board without shareholder approval. At the end of such term, the Fund expects the Adviser to recommend a plan of liquidation that, if approved by the Board, will be carried out without shareholder approval.

Investment in the Fund involves substantial risks. The Fund is generally sold only to (i) institutional investors, including registered investment advisers (“RIAs”), that meet certain qualifications and have completed an educational program provided by the Adviser; (ii) clients of such institutional investors; and (iii) certain other Eligible Investors (as defined in “How to Buy Shares” below). The minimum initial account size is $15 million, subject to certain exceptions. See “Investment Minimums” below. Investors should carefully consider the Fund’s risks and investment objective, as an investment in the Fund may not be appropriate for all investors and is not designed to be a complete investment program. An investment in the Fund involves a high degree of risk. It is possible that investing in the Fund may result in a loss of some or all of the amount invested. Before making an investment/allocation decision, investors should (i) consider the suitability of this investment with respect to an investor’s or a client’s investment objective and individual situation and (ii) consider factors such as an investor’s or a client’s net worth, income, age and risk tolerance. Investment should be avoided where an investor/client has a short-term investing horizon and/or cannot bear the loss of some or all of their investment. Before investing in the Fund, an investor should read the discussion of the risks of investing in the Fund in “Investment Objective, Policies and Risks” below.

This prospectus sets forth concisely information you should know before investing in the Shares. You should read this prospectus carefully before deciding to invest in the Fund and you should retain it for future reference. A Statement of Additional Information dated [                    ], as it may be amended, containing additional information about the Fund, has been filed with the Commission. The Statement of Additional Information, annual and semi-annual reports to shareholders and other information about the Fund can be obtained without charge by calling (855) 609-3680 or by visiting www.stoneridgefunds.com. A table of contents to the Statement of Additional Information is located at page 86 of this prospectus. This prospectus incorporates by reference the entire Statement of Additional Information. The Statement of Additional Information, as well as material incorporated by reference into the Fund’s Registration Statement and other information regarding the Fund, are available from the EDGAR database on the Commission’s internet site (www.sec.gov) or by electronic mail at publicinfo@sec.gov. The Fund’s address is 510 Madison Avenue, 21st Floor, New York, NY 10022.

Shares of the Fund do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

An investor should not construe the contents of this prospectus as legal, tax or financial advice. You should consult your own professional advisers as to legal, tax, financial or other matters relevant to the suitability of an investment in the Fund.

Beginning on January 1, 2021, as permitted by regulations adopted by the Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary or, if you invest directly through the Transfer Agent, from the Fund’s Transfer Agent. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications electronically by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge by contacting your financial intermediary or, if you invest directly through the Transfer Agent, by contacting the Transfer Agent at [            ]. Your election to receive reports in paper will apply to all funds held in your account if you invest through a financial intermediary or all funds within the fund complex if you invest directly through the transfer agent.

PROSPECTUS SUMMARY

This is only a summary. This summary may not contain all of the information that you should consider before investing in the Fund’s shares (“Shares”). You should review the more detailed information contained in this prospectus and in the Statement of Additional Information. In particular, you should carefully read the risks of investing in the Fund’s Shares, as discussed under “Investment Objective, Policies and Risks — Risk Considerations.” When used in this prospectus, the term “invest” includes both direct investing and indirect investing, and the term “investments” includes both direct investments and indirect investments. For example, the Fund invests indirectly by investing through its wholly owned and controlled subsidiaries (each, a “Subsidiary”), joint ventures, private investment vehicles or other similar arrangements.

The Fund

Stone Ridge Residential Real Estate Income Fund I, Inc. (the “Fund”) is a non-diversified, closed-end management investment company that intends to continuously offer its Shares during a Subscription Period (as defined below) of approximately two years after the Fund commences investment operations. The Fund is a Maryland corporation and intends to elect to be taxed as a real estate investment trust (a “REIT”) for U.S. federal income tax purposes under the Internal Revenue Code of 1986, as amended (the “Code”). The Fund is operated as an “interval fund” (as defined below). An investment in the Fund may not be appropriate for all investors.

Stone Ridge Asset Management LLC (“Stone Ridge” or the “Adviser”) is the Fund’s investment adviser.

The Offering

The Fund’s Shares are offered on a continuous basis at net asset value (“NAV”) per Share during a subscription period of approximately two years after the Fund commences investment operations (the “Subscription Period”). The Fund may close at any time during the Subscription Period to new investments and, during such closings, only the reinvestment of dividends by existing shareholders will be permitted. The Fund may re-open to new investment and subsequently close again to new investment at any time during the Subscription Period at the discretion of the Adviser. The Fund intends to close to new investments after the Subscription Period but it may re-open and subsequently close again to new investment at the discretion of the Adviser.

The Fund’s Shares are offered through [    ] (the “Distributor”), as the exclusive distributor, on a best efforts basis. The minimum initial investment is $15 million, subject to certain exceptions. The Fund reserves the right to reject a purchase order for any reason. See “Shareholder Guide — How to Buy Shares” below. Shareholders will not have the right to redeem their Shares. However, as described below, in order to provide liquidity to shareholders, the Fund conducts periodic repurchase offers for a portion of its outstanding Shares.

Periodic Repurchase Offers

The Fund is an “interval fund,” a type of fund that, in order to provide liquidity to shareholders, has adopted a fundamental investment policy to make annual offers to repurchase between 5% and 25% of its outstanding Shares at NAV. Subject to applicable law and approval of the Board, for each annual repurchase offer, the Fund expects to offer to repurchase a maximum of 5% of the Fund’s outstanding Shares at NAV, which is the minimum amount permitted by its fundamental investment policy. The Fund makes annual repurchase offers in the month of [            ]. Written notification of each annual repurchase offer (the “Repurchase Offer Notice”) is sent to shareholders at least 21 calendar days before the repurchase request deadline (i.e., the date by which shareholders can tender their Shares in response to a repurchase offer) (the “Repurchase Request Deadline”). The Fund’s Shares are not listed on any securities exchange and there is no secondary market for the Shares. Accordingly, you may not be able to sell Shares when and/or in the amount that you desire. Thus, the Shares are appropriate only as a long-term investment. Notwithstanding the foregoing, the Fund may consider listing its Shares in the future. In addition, the Fund’s repurchase offers may subject the Fund and shareholders to special risks. See “Principal Risks of the Fund — Repurchase Offers Risk” below.

Investment Objective and Principal Investment Policies

The Fund’s investment objective is to achieve long-term capital appreciation and current income. There can be no assurance that the Fund will achieve its investment objective.

The Fund pursues its investment objective by investing primarily in single family rental properties, or in assets providing exposure to such properties, in the form of equity, debt and alternative financing investments (“single family rental investments”).

Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes in single family rental investments. As a matter of fundamental policy, the Fund concentrates its investments in the real estate industry and has adopted a policy to invest at least 25% of its total assets in the real estate industry.

Single Family Rental Investments

The Fund intends to focus its investments in single family rental properties and assets providing exposure to such properties. The Fund’s investments may include homes leased through traditional lease arrangements, or single family rental homes sourced and managed by real estate platform(s) that operate a program under which a lessee has the right to purchase such home in the future at a pre-established price. The Fund may also invest in mortgage loans or other debt instruments secured by, or alternative financing investments providing exposure to, single family rental properties. The Fund intends to invest in single family rental properties across a wide range of geographic regions and metropolitan areas within the United States but may at times be concentrated in a limited number of geographic regions.

The Fund intends to acquire homes primarily by identifying real estate platforms that acquire, improve and manage single family rental properties in different geographic regions within the United States. The Fund may acquire homes from such platforms directly or through one or more Subsidiaries. Such platform typically continues to manage the property and collect and process rental incomes when due, and may help facilitate the Fund’s disposition of the properties. The Fund may also invest in single family rental properties by investing in private investment vehicles sponsored by, or entering into joint ventures and other similar arrangements with, real estate platforms and other investors. A joint venture or a private investment vehicle creates an alignment of interest between the Fund and a private source of capital. The terms of any particular joint venture or private investment vehicle will be established on a case-by-case basis considering all relevant facts, including the nature and attributes of the potential joint venture partner or other equity investors, the proposed structure of the investment, the nature of the operations, the liabilities and assets associated with the proposed joint venture or private investment vehicle and the size of the Fund’s interest in the vehicle. The Fund may or may not control the management of the affairs of a joint venture or other type of private investment vehicle. Typically an affiliate of the general partner or manager of the joint venture or a private investment vehicle will manage the property. Although it is expected that a general alignment occurs, the Fund’s interests may not be totally aligned with those of its partner. See “Joint Venture Risks.” The Fund will invest in joint ventures or private investment vehicles that may be structured as limited partnerships, limited liability companies, private REITs and other legal forms.

In addition to acquiring single family rental properties as described above, the Fund may also invest in single family rental properties in the form of debt instruments (including participation interests in debt instruments), preferred equity and alternative financing investments, in each case secured directly or indirectly by, or providing exposure to, single family rental properties, including:

First Mortgage Loans. First mortgage loans are loans that are generally made to the owner of a property and have the highest priority to claims on the collateral securing the loans in foreclosure. First mortgage loans generally provide for a higher recovery rate and lower default rate than other debt positions due to the lender’s favorable control features and place in the capital structure, which control features at times may mean control of the entire capital structure.

Subordinate Mortgage Loans. Subordinate mortgage loans are loans that are generally made to the owner of a property and have a lower priority to collateral claims. Investors in subordinate mortgages are compensated for the increased risk from a pricing perspective, typically through a higher interest rate (as compared to first mortgage loans), but still benefit from a direct lien on the related property. Investors typically receive principal and interest payments at the same time as senior debt unless a default occurs, in which case these payments are made only after any senior debt is repaid in full.

Mezzanine Loans. Mezzanine loans are a type of subordinate loan in which the loan is secured by one or more direct or indirect ownership interests in an entity that directly or indirectly owns real estate. Investors in mezzanine loans are compensated for the increased credit risk from a pricing perspective, typically through a higher interest rate (as compared with first mortgage loans), but still benefit from the right to foreclose on its collateral, in many instances more efficiently than first mortgage loans. Upon a default by the borrower under a mezzanine loan, the mezzanine lender generally can take control of the property owning entity on an expedited basis, subject to the rights of the holders of debt senior in priority on the property.

Preferred Equity. The Fund may invest in preferred equity securities issued by entities that own, directly or indirectly, single family rental properties. Preferred equity interests are generally senior with respect to the payments of dividends and other distributions, redemption rights and rights upon liquidation to such entity’s common equity. The preferred equity securities in which the Fund invests may have fixed or floating dividend rates and may be convertible into common stock. Investors in preferred equity generally face greater risk of loss than lenders and may benefit less from capital appreciation than common stockholders.

Mortgage-Backed Securities and Other Alternative Financing Investments. The Fund may also invest in mortgage-backed securities (“MBS”) backed by mortgage loans on single family rental properties, which may include agency MBS and non-agency MBS. Agency MBS are mortgage-backed securities for which a U.S. government agency such as Government National Mortgage Association (“Ginnie Mae”), or a federally chartered corporation such as Federal National Mortgage Association (“Fannie Mae”) or Federal Home Loan Mortgage Corporation (“Freddie Mac”) guarantees payments of principal and interest on the securities. Non-agency MBS are mortgage-backed securities that are collateralized by pools of mortgage loans assembled for sale to investors by commercial banks, savings and loan associations and specialty finance companies. Non-agency MBS are not issued or guaranteed by a U.S. government agency or federally chartered corporation. Like agency MBS, non-agency MBS represent interests in pools of mortgage loans secured by residential real property. The Fund may also invest in other investments sourced by third parties that provide access to forms of financing on single family rental properties other than traditional loans or other forms of debt (“alternative financing investments”).

When investing in debt instruments secured directly or indirectly by, or alternative financing investments providing exposure to, single family rental properties, the Fund may acquire such instruments directly or through a Subsidiary. In such cases, the Fund purchases all rights, title and interest in the instruments pursuant to a purchase agreement directly from the platform that originated or sourced such instruments. The platform or a third-party servicer typically continues to service the instruments, collecting payments and distributing them to investors, less any servicing fees assessed against the Fund, and the servicing entity typically will make all decisions regarding acceleration or enforcement of the instruments following any default by a borrower. The Fund may also acquire such assets through joint ventures, private investment vehicles and other similar arrangements with third-parties as described above.

When acquiring single family rental investments sourced through real estate platforms, the Fund may not review the particular characteristics of each property or instrument that it acquires, but rather negotiate in advance and from time to time with the platforms or originators from which the Fund acquires such properties or instruments the general criteria of the investments, including the acquisition costs, geographic locations, expected rental incomes and leverage ratios of the properties, or in the case of debt instruments or alternative financing investments, including the principal amounts, terms and yields of the instruments as well as the characteristics of the underlying properties.

The Adviser, as part of its portfolio construction process, performs extensive due diligence on each transaction that the Adviser proposes to enter into on behalf of the Fund. Although the Fund may pursue investments through a wide array of sources, a large proportion of the Fund’s portfolio may consist of assets obtained from or through a small number of platforms, potentially giving the Fund high exposure to the potential benefits and risks associated with those platforms.

Cash and Cash Equivalents

For liquidity management or temporary defensive purposes, the Fund may invest in cash, money market instruments, U.S. or non-U.S. government debt securities or other cash-equivalent instruments.

Hedging

The Fund may seek to hedge its exposure to interest rate risks that arise as a result of its investments. The Fund may use forwards, futures, swaps or other exchange-traded or over-the-counter (“OTC”) derivatives or may purchase or sell physical currency, bonds or other securities or instruments, including short sales on assets the Fund does not own, which may require the Fund to pay a premium to borrow the assets sold short and to pay the lender any dividends or interest received on the assets while borrowed. There can be no guarantee the Fund’s hedging activities will effectively offset any adverse impact of interest rates.

Leverage

The Fund typically obtains leverage in seeking to achieve its investment objective. The Fund may obtain financing to make investments in single family rental investments. Such borrowings are typically secured by investments held by the Fund. The Fund may also have exposure to leverage through investments in joint ventures or other private investment vehicles that in turn incur leverage on their investments. The Fund may also obtain leverage through derivative instruments that afford the Fund economic leverage or other investments, such as asset-backed securities, that may have embedded leverage. The Fund is not limited in the form or manner in which it may incur leverage.

The Investment Company Act of 1940, as amended (the “1940 Act”), requires a closed-end fund to have asset coverage of not less than 300% of the value of the outstanding amount of senior securities representing indebtedness (as defined in the 1940 Act) at the time of the indebtedness issuance. This means that the value of the Fund’s senior securities representing indebtedness may not exceed one-third of the value of its total assets (including such senior securities), measured at the time the Fund issues the senior securities. The Fund also may borrow money from banks or other lenders for temporary purposes in an amount not to exceed 5% of the Fund’s assets. Such temporary borrowings are not subject to the asset coverage requirements discussed above in connection with the Fund’s borrowings for investment purposes. Investments or trading practices that involve contractual obligations to pay in the future are subject to the same requirements unless the Fund designates liquid assets in an amount the Fund believes to be equal to the Fund’s contractual obligations (marked-to-market on a daily basis) or appropriately “covers” such obligations with offsetting positions.

Leverage can have the effect of magnifying the Fund’s exposure to changes in the value of its assets and may also result in increased volatility in the Fund’s NAV. This means the Fund will have the potential for greater gains, as well as the potential for greater losses, than if the Fund owned its assets on an unleveraged basis. The value of an investment in the Fund will be more volatile and other risks tend to be compounded to the extent that the Fund is exposed to leverage directly or indirectly. See “Effects of Leverage” below.

Investment Adviser

Stone Ridge is the investment adviser of the Fund. As of [    ], [    ], Stone Ridge managed approximately $[    ] billion of assets. [    ], [    ], [    ] and [    ] (the “Portfolio Managers”) are jointly and primarily responsible for the day-to-day management of the Fund. See “Management of the Fund” below.

Distributions

The Fund intends to declare and pay dividends of substantially all net investment income and net realized capital gains at least annually, although the Fund may declare and pay dividends more frequently (e.g., quarterly). Unless shareholders specify otherwise, dividends will be reinvested in Shares of the Fund during the Subscription Period and deemed to be paid in cash and then invested in shares of a Subsequent Fund (as defined below) after the expiration of the Subscription Period. If at any time after the expiration of the Subscription Period there is no Subsequent Fund open to new investment, shareholders will receive dividends and capital gains distributions in cash. See “Certain Federal Income Tax Considerations” and “Dividend Reinvestment Plan” below. The Fund may pay distributions from sources that may not be available in the future and that are unrelated to the Fund’s performance, such as from offering proceeds and borrowings.

Subsequent Fund

The Adviser intends to launch a series of non-diversified, closed-end management investment companies with investment objectives, policies and strategies substantially similar to those of the Fund (each such fund, a “Subsequent Fund”). The Adviser expects each Subsequent Fund to be a Maryland corporation electing to be taxed as a REIT for U.S. federal income tax purposes and to have an interval fund structure similar to that of the Fund pursuant to which such Subsequent Fund will conduct annual repurchase offers. The Adviser intends to launch the first Subsequent Fund following the expiration of the Subscription Period of the Fund, and such Subsequent Fund is expected to continuously offer its shares during a subscription period of approximately two years and is then expected to close to new investment. The Adviser intends to repeat this process such that at any time following the expiration of the Subscription Period of the Fund or a Subsequent Fund, there will be only one Subsequent Fund open to new investment. The Adviser may decide not to launch any such Subsequent Fund or may modify the subscription period of any such Subsequent Fund in its sole discretion.

Term. The Fund expects to have a term of approximately eight years, which may be extended as recommended by the Adviser and approved by the Board without shareholder approval. At the end of such term, the Fund expects the Adviser to recommend a plan of liquidation that, if approved by the Board, will be carried out without shareholder approval.

Unlisted Closed-end Fund Structure; Limited Liquidity

The Fund’s Shares are not listed for trading on any national securities exchange. There is currently no secondary market for its Shares, although the Fund may consider listing its Shares in the future. Shareholders of the Fund are not able to have their Shares repurchased or otherwise sell their Shares on a daily basis because the Fund is an unlisted closed-end fund. In order to provide liquidity to shareholders, the Fund is structured as an “interval fund” and conducts periodic repurchase offers for a portion of its outstanding Shares, as described herein. An investment in the Fund is suitable only for long-term investors who can bear the risks associated with the limited liquidity of the Shares. Investors should consider their investment goals, time horizons and risk tolerance before investing in the Fund.

Distributor, Transfer Agent and Custodians

[    ], of [    ] is the Fund’s Distributor. U.S. Bancorp Fund Services, LLC, of Milwaukee, Wisconsin is the Fund’s transfer agent, administrator and accounting agent. U.S. Bank NA, of Milwaukee, Wisconsin and [    ] are the Fund’s co-custodians. [    ] also serves as the custodian for assets held by the Funds’ Subsidiaries. The Adviser pays fees to the Distributor as compensation for the services it renders. The Fund compensates the transfer agent and the custodians for their services. See “Distribution and Servicing Arrangements” below.

SPECIAL RISK CONSIDERATIONS

An investment in the Fund involves special risk considerations. You should consider carefully the risks summarized below, which are described in more detail under “Investment Objective, Policies and Risks — Risk Considerations” below.

Investors should carefully consider the Fund’s risks and investment objective, as an investment in the Fund may not be appropriate for all investors and is not designed to be a complete investment program. An investment in the Fund involves a high degree of risk. It is possible that investing in the Fund may result in a loss of some or all of the amount invested. Before making an investment/allocation decision, investors should (i) consider the suitability of this investment with respect to an investor’s or a client’s investment objectives and individual situation and (ii) consider factors such as an investor’s or a client’s net worth, income, age and risk tolerance. Investment should be avoided where an investor/client has a short-term investing horizon and/or cannot bear the loss of some or all of the investment. The Fund is subject to the principal risks noted below, whether through the Fund’s direct investments, investments by its Subsidiaries or investments through joint ventures, private investment vehicles or other similar arrangements.

Real Estate Investment Risk Generally. The Fund is subject to risks typically associated with real estate, including:

•	changes in global, national, regional or local economic, demographic or capital market conditions;

•	future adverse national real estate trends, including increasing vacancy rates, declining rental rates and general deterioration of market conditions;

•	changes in supply of or demand for similar properties in a given market or metropolitan area, which could result in rising vacancy rates or decreasing market rental rates;

•	the occupancy rate of, and the rental rates charged at, properties and the ability to collect on a timely basis all rent;

•	lack of liquidity inherent in the nature of the assets;

•	increased competition for properties targeted by the Fund’s investment strategy;

•

property location and conditions, property management decisions and property operating costs, including insurance premiums, real estate taxes, maintenance costs and the expense of leasing, renovation or constructions;

•

reliance on tenants, managers, joint-venture partners and real estate platforms that the Fund partners with in acquiring and managing assets to operate their businesses in an appropriate manner and in compliance with their contractual arrangements with the Fund;

•

bankruptcies, financial difficulties or defaults by tenants of the properties in which the Fund invests, joint venture partners, real estate platforms that the Fund partners with in acquiring and managing assets, property managers or any other third party that is involved in the Fund’s operation;

•	increases in interest rates and lack of availability of financing;

•

cost of compliance with applicable federal, state, and local laws and regulations; changes in laws, including laws that increase operating expenses or limit rents that may be charged and changes in state or local zoning laws; changes in governmental rules, regulations and fiscal policies;

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changes in government rules, regulations and fiscal policies, including increases in property taxes, changes in zoning laws, limitations on rental rates, and increasing costs to comply with environmental laws;

•	bad acts of third parties; and

•	unforeseeable events such as social unrest, civil disturbances, terrorism, earthquakes, hurricanes and other natural disasters.

Many of these factors are beyond the control of the Fund. Any negative changes in these factors could affect the Fund’s performance and its ability to meet its obligations and make distributions to shareholders.

Portfolio Concentration Risk. The Fund’s portfolio will be concentrated at any time in the real estate industry, with a focus on single family rental investments, and may be heavily concentrated at any time in only a limited number of geographies or investments, and, as a consequence, the aggregate return of the Fund may be substantially affected by the unfavorable performance of even a single investment. Concentration of investments in a particular type of asset or geography makes the Fund more susceptible to fluctuations in value resulting from adverse economic or business conditions affecting that particular type of asset or geography. As a matter of fundamental policy, the Fund concentrates its investments in the real estate industry and has significant exposure to the risks associated with this industry.

Single Family Rental Market Risk. The Fund’s portfolio will generally consist of investments in single family rental properties. The Fund’s investment strategy involves sourcing assets from platforms that purchase, renovate, maintain, and manage a large number of single family rental properties and leasing them to qualified residents through third-party property managers or leasing agents. Until recently, the single family rental business consisted primarily of private and individual investors in local markets and was managed individually or by small, non-institutional owners and property managers. Entry into this market by large, well-capitalized investors is a relatively recent trend, so few peer funds or companies exist and none have yet established long-term track records that might assist the Adviser in predicting whether such business model and investment strategy can be implemented and sustained over an extended period of time. It may be difficult for investors to evaluate the Fund’s potential future performance without the benefit of established long-term track records from companies implementing a similar business model.

Risks of Seasonal Fluctuations in Single Family Rental Demand and Downturns in the Residential Properties Sector. A downturn or slowdown in the rental demand for single family housing caused by adverse economic, regulatory, or environmental conditions, or other events may have a greater impact on the value of the Fund’s assets or operating results than if the Fund had more fully diversified its investments. There may be seasonal fluctuations in rental demand, with demand higher in the spring and summer than in the late fall and winter. Such seasonal fluctuations may impact the Fund’s performance.

In addition to general, regional, national and international economic conditions, the Fund’s performance will be impacted by the economic conditions in the markets where the Fund holds assets. The Adviser bases a substantial part of its investment strategy on the belief that property values and operating fundamentals for single family properties in the markets where the Fund holds assets will improve over the term of the Fund. However, certain of these markets have experienced substantial economic downturns in certain years and could experience similar or worse economic downturns in the future. There is no assurance as to the extent property values and operating fundamentals will improve. If historical economic downturns recur, the value of these assets could decline, which could adversely affect the Fund’s performance and its ability to make distributions to shareholders.

Platform Risks. The Fund intends to work with real estate platforms that source and manage investments in single family rental properties. When the Fund acquires assets in this manner, the Fund relies on such third party or one or more vendors hired by such party to locate and perform due diligence on, and evaluate the investment characteristics of, such assets. The Fund may have limited knowledge about the assets, and is dependent upon the applicable platform for information regarding such assets, especially when the Fund acquires assets in bulk from such platform. Although the Fund conducts diligence on the platforms, the Fund may not have the ability to independently verify the information provided by the platforms. The Fund may not review the particular characteristics of the assets in which it invests at the time of investment, but rather negotiate in advance with platforms the general criteria of the investments.

In addition, when the Fund purchases single family rental properties directly or indirectly from a real estate platform, the platform, or an affiliate of the platform, typically continues to act as the property manager of the properties. When the Fund purchases debt instruments secured directly or indirectly by, or alternative financing instruments providing exposure to, single family rental properties from a platform or bank originating such instruments, such platform typically continues to service the instruments. In the event that such platform is unable to act as the property manager or the servicer, as applicable, there is no assurance that a backup property manager or backup servicer will be able to assume responsibility in a timely or cost-effective manner; any resulting disruption or delay could jeopardize payments due to the Fund in respect of its investments or increase the costs associated with the Fund’s investments. The Fund faces certain risks arising from the potential for a platform to have financial interests that are not aligned with the Fund’s interests.

A large proportion of the Fund’s portfolio may consist of assets obtained from or through a small number of platforms, potentially giving the Fund high exposure to the risks associated with those platforms.

Risks of Joint Ventures and Similar Arrangements. The Fund intends to make single family rental investments by investing in private investment vehicles sponsored by, and entering into joint ventures and similar arrangements with, real estate platforms and other third-party investors. Such investments may involve risks not otherwise present with other methods of investment, including, for instance, the following risks and conflicts of interest:

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joint venture partners or their affiliates may have economic or other interests that are inconsistent with the Fund’s interests, including interests relating to the financing, management, operation, leasing or sale of the assets purchased by such joint venture;

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joint venture partners or their affiliates may receive ongoing fees from the investment vehicles, including promote payments, fees for services provided and potential buyouts of their equity investments, all of which may reduce amounts otherwise payable to the Fund;

•	joint venture partners could become insolvent or bankrupt;

•	fraud or other misconduct by joint venture partners;

•

the Fund may own non-voting interests in a joint venture or investment vehicle, may have no decision-making authority or may share decision-making authority with its joint venture partner(s) regarding certain major decisions affecting the ownership of the vehicle or assets of the vehicle, such as the sale of the assets or the making of additional capital contributions for the benefit of the assets, which may prevent the Fund from taking actions that it would otherwise desire to take;

•

under certain joint venture or similar arrangements, no party may have the power to control the vehicle and, under certain circumstances, an impasse could result regarding cash distributions, reserves, or a proposed sale or refinancing of the investment, and this impasse could have an adverse impact on the vehicle, which could adversely impact the operations and profitability of the vehicle and/or the amount and timing of distributions the Fund receives from such vehicle;

•

joint venture partners or their affiliates may at any time have economic or business interests or goals that are in conflict with the Fund’s business interests or goals, including, for instance, the operation of the properties;

•	joint venture partners may be structured differently than the Fund for tax purposes and this could create conflicts of interest and risk to the Fund’s ability to qualify as a REIT;

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the Fund may rely upon its joint venture partners to manage the day-to-day operations of the vehicle and underlying assets, as well as to prepare financial information for the vehicle, and any failure to perform these obligations may have a negative impact on the Fund’s performance and results of operations;

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a joint venture partner may experience a change of control, which could result in new management of such joint venture partner or investor with less experience or conflicting interests to the Fund and be disruptive to the Fund’s business;

•

joint venture partners may be in a position to take action contrary to the Fund’s instructions or requests or contrary to the Fund’s policies or objectives, including the Fund’s policy with respect to maintaining its qualification as a REIT;

•

the terms of joint ventures or private investment vehicles could restrict the Fund’s ability to sell or transfer its interest to a third party when it desires on advantageous terms, which could result in reduced liquidity;

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the Fund or its joint venture partners may have the right to trigger a buy-sell arrangement, which could cause the Fund to sell its interest, or acquire its partner’s interest, at a time when the Fund otherwise would not have initiated such a transaction; and

•	joint venture partners may not have sufficient personnel or appropriate levels of expertise to adequately support the Fund’s initiatives.

Any of the above might subject the Fund to liabilities and thus reduce its returns on the investment with that joint venture partner.

Rental Risk Generally. Lease defaults, terminations by one or more tenants or landlord-tenant disputes may reduce the Fund’s revenues and net income. Any of these situations may result in extended periods during which there is a significant decline in revenues or no revenues generated by a property. If this occurred, it could adversely affect the Fund’s performance.

In addition, the Fund’s investments in real estate will be pressured in challenging economic and rental market conditions. If the Fund or any joint venture or private investment vehicle through which the Fund invests in single family rental properties experiences difficulties in re-letting or renewing leases for properties or if the rental rates upon such renewal or re-letting are significantly lower than expected, the Fund will experience a reduction in net income and may be required to reduce or eliminate cash distributions.

Risk of Competition for Quality Residents. The Fund depends on rental income from tenants for a substantial amount of its income. As a result, the Fund’s performance depends in large part upon its ability to invest in single family rental properties that attract and retain qualified residents. The Fund, and the real estate platforms through which the Fund acquires single family rental investments, face competition for residents from other lessors of single family properties, apartment buildings, and condominium units. Competing properties may be newer, better located, and more attractive to residents. Many of these competitors may successfully attract residents with better incentives and amenities. Additionally, some competing housing options may qualify for government subsidies that may make such options more accessible and therefore more attractive than properties the Fund invests in. These sources of competition could adversely affect the ability of the Fund and the relevant real estate platform to obtain quality residents and lease single family properties on favorable terms.

In addition, increases in unemployment levels and other adverse changes in economic conditions in the markets in which the Fund holds single family rental investments may adversely affect the creditworthiness of potential residents, which may decrease the overall number of qualified residents for properties within such markets. The Fund could also be adversely affected by overbuilding or high vacancy rates of homes in such markets, which could result in an excess supply of homes and reduce occupancy and rental rates. Continuing development of apartment buildings and condominium units in many markets will increase the supply of housing and exacerbate competition for residents.

In addition, improving economic conditions, along with the availability of low residential mortgage interest rates and government sponsored programs to promote home ownership, have made home ownership more accessible for potential renters who have strong credit. These factors may encourage potential renters to purchase residences rather than lease them, thereby causing a decline in the number and quality of potential residents available to the Fund.

Risk of Competition for Assets. Identifying, completing and realizing attractive portfolio investments is competitive and involves a high degree of uncertainty. The Fund’s profitability depends, in large part, on its ability to acquire target assets at attractive prices. In acquiring its target assets, the Fund will compete with developers and other institutional investors including specialty finance companies, public and private funds, REITs, commercial and investment banks, commercial finance and insurance companies and other financial institutions, some of which have greater financial resources and a lower cost of capital than the Fund does. The Fund also competes with individual private home buyers and small-scale investors. Several REITs and other funds have deployed, and others may in the future deploy, significant amounts of capital to purchase single family homes and may have investment objectives that overlap and compete with those of the Fund. As a result of this competition, desirable investments in the Fund’s target assets may be limited in the future and the Fund may not be able to take advantage of attractive investment opportunities from time to time, as the Fund can provide no assurance that it will be able to identify and make investments that are consistent with its investment objective. The Fund cannot assure you that the competitive pressures it faces will not have a material adverse effect on its financial condition or the Fund’s ability to locate, consummate and exit investments that satisfy its investment objective.

Tenant Bankruptcy Risk. There can be no assurance that any tenant that files for bankruptcy protection will continue to pay rent. A bankruptcy filing by, or relating to, a tenant or a lease guarantor would bar efforts by the property owner to collect pre-bankruptcy debts from that tenant or lease guarantor, or its property, unless the property owner receives an order permitting it to do so from the bankruptcy court. In addition, the property owner cannot evict a tenant solely because of bankruptcy. The bankruptcy of a tenant or lease guarantor could delay efforts to collect past due balances under the relevant leases, and could ultimately preclude collection of these sums. If a tenant or a lease guarantor of a property in which the Fund invests files for bankruptcy, the Fund may suffer a loss in such investment.

Alternative Lease Arrangement Risk. The Fund may invest in properties sourced and managed by real estate platform(s) that operate an alternative lease program under which a tenant has the right to purchase such home in the future at a certain predetermined price. Such programs are relatively new to the market and any platform operating such programs generally has a limited track record in operating such programs, which subjects the Fund’s investment in these assets to significant risks. For example, an investment in an alternative lease program may not achieve its targeted acquisition yields if proprietary algorithms used by the platform fail to properly analyze market and micro-market factors, and the platform may be unsuccessful in forecasting the rate of lease renewals and home purchases under the alternative lease program. An increase in mortgage interest rates may result in fewer residents exercising their right to purchase their homes, whereas a decrease in mortgage interest rates may result in potential residents being more likely to purchase homes instead of renting homes through the alternative lease program and existing residents being more likely to exercise their rights to purchase their homes. In addition, the average monthly rent of the homes in the portfolio and the impact of other benefits of such alternative lease programs may decrease over time as the portfolio ages and an increasing percentage of the homes in the portfolio transition to a traditional rental program, which may result in decreased rents and lower rental rates, and the platform may be unable to promptly re-lease homes in the portfolio that transition away from the alternative lease program. To the extent that one or more of the above risks is realized, the Fund’s investments in homes under such programs may experience losses. In addition, the applicable real estate platform may encounter other unexpected problems in operating such programs, which could materially and adversely affect the Fund’s investments in such homes.

Portfolio Acquisitions and Dispositions. The Fund may, directly or indirectly through a joint venture or private investment vehicle, acquire or sell properties in bulk from or to other property owners, banks, and loan servicers. When the Fund purchases properties in this manner, the Fund generally does not expect to have the opportunity to conduct in-person inspections on the properties. Bulk portfolio acquisitions are also more complex than single property acquisitions, and the Fund may not be able to implement this strategy successfully. The costs involved in locating and performing due diligence (when feasible) on portfolios of homes, as well as negotiating and entering into transactions with potential portfolio sellers, could be significant, and there is a risk that either the seller may withdraw from the entire transaction for failure to come to an agreement or the seller may not be willing to sell the bulk portfolio on terms that the Fund views as favorable. In addition, a seller may require that a group of homes be purchased as a package even though the Fund may not want to purchase certain individual assets in the bulk portfolio. Moreover, financial and other information provided to the Adviser regarding such portfolios during its due diligence may be inaccurate, and the Adviser may not discover such inaccuracies until it is too late to seek remedies against such sellers.

From time to time the Fund may engage, directly or indirectly, in bulk portfolio dispositions of properties consistent with its investment strategy. With respect to any such disposition, the purchaser may default on payment or otherwise breach the terms of the relevant purchase agreement, and it may be difficult for the Fund to pursue remedies against such purchaser or retain or resume possession of the relevant properties.

Property Manager Risk. The Fund hires, directly or indirectly, property managers to manage properties and leasing agents to lease vacancies in properties. When the Fund acquires properties from a real estate platform or through a joint venture or similar arrangement with a real estate platform, an affiliate of such platform typically serves as the property manager of the properties. The property managers have significant decision-making authority with respect to the management of properties the Fund owns directly or indirectly. The ability of the Adviser to direct and control how the properties in which the Fund has an investment are managed on a day-to-day basis is limited because it engages other parties to perform this function, because the interest the Fund has in the joint venture or private investment vehicle or other similar arrangement may be non-voting or for other reasons. Any adversity experienced by, or problems in the Fund’s relationship with, property managers or leasing agents could adversely impact the operation and profitability of properties owned directly or indirectly by the Fund.

Cost Overrun and Non-Completion Risk. A substantial portion of the rental properties that the Fund may invest in may require some level of renovation either immediately upon their acquisition or in the future following expiration of a lease or otherwise. The Fund may acquire properties that requires extensive renovation and capital expenditures. In addition, from time to time, properties the Fund invests in may require ongoing maintenance or significant renovations and repairs. The Fund intends to rely on third-party service providers, including those affiliated with the real estate platforms from which the Fund acquired assets, to manage any such renovations or maintenance. The Fund is exposed to all of the risks inherent in property renovation and maintenance, including potential cost overruns, increases in labor and materials costs, delays by contractors in completing work, delays in the timing of receiving necessary work permits, certificates of occupancy, and poor workmanship. Costs of construction or improvements to bring a property up to standards established for the market position intended for that property may exceed original estimates, possibly making a project uneconomical. Other risks may include environmental risks and construction, rehabilitation and if applicable, subsequent leasing of the property not being completed on schedule.

Similarly, the renovation, refurbishment or expansion of a mortgaged or leveraged property that directly or indirectly secures a debt instrument that the Fund holds involves risks of cost overruns and non-completion. If such construction or renovation is not completed in a timely manner, or if it costs more than expected, the borrower of a loan secured by such property that the Fund invests in may experience a prolonged impairment of net operating income and may not be able to make payments on the Fund’s investment.

Property Taxes Risk. Depending on investment structure, the Fund is generally responsible, directly or indirectly, for paying all real property taxes applicable to properties owned by it. The property taxes may increase or decrease as property tax rates change and as the properties are assessed or reassessed by taxing authorities, with any increases in taxes having a negative effect on the performance of the Fund.

Regulatory Risks. The Fund may be adversely affected by new (or revised) laws or regulations imposed by federal, state or local authorities that affect the assets in which the Fund may invest. Because increases in state or local sales, income, service or transfer taxes are generally not passed through to tenants under leases, such increases may adversely affect the Fund’s cash flow and its ability to make distributions to shareholders. Real property is also subject to governmental authorities at the federal, state and local levels who are actively involved in the promulgation and enforcement of regulations relating to land use and zoning restrictions. Regulations may be promulgated that could have the effect of restricting or curtailing certain uses of existing structures or requiring that such structures be renovated or altered in some fashion. The establishment of such regulations could have the impact of increasing the expenses and lowering the profitability of any of the properties affected thereby. Increased costs resulting from increases in real estate, income or transfer taxes or other governmental requirements generally may not be passed through directly to residents, tenants or lessees, inhibiting the ability of the Fund to recover such costs. In addition, the Fund may be adversely impacted by rent control or rent stabilization laws or other laws regulating housing that could prevent property owners from raising rents sufficiently to offset increases in operating costs or from removing delinquent tenants.

Limited Warranties Risk. The Fund may obtain only limited warranties when it purchases a property directly or indirectly, which will increase the risk that it may lose some or all of its invested capital in the property or rental income from the property that, in turn, could materially adversely affect the Fund’s performance and the Fund’s ability to make distributions.

Insurance Risk. Certain types of losses, generally of a catastrophic nature, such as earthquakes, floods and hurricanes, may be uninsurable or not economically insurable. The Fund or a joint venture or private investment vehicle through which the Fund invests in properties, if applicable, may not obtain, or require tenants to obtain, certain types of insurance if it is deemed commercially unreasonable. Under such circumstances, the insurance proceeds, if any, might not be adequate to restore the economic value of the property, which might decrease the value of the property. As a result, the Fund could lose its investments in, and anticipated profits and cash flows from, a number of properties.

Environmental Risk. Under various federal, state and local environmental laws, ordinances and regulations, a current or previous owner of real property, such as the Fund or a joint venture or similar vehicle through which the Fund owns real property and tenants, may be considered an owner, operator, or responsible party of such properties and therefore may be liable in certain circumstances for the costs of investigation, removal or remediation of, or related releases of, certain hazardous or toxic substances, including materials containing asbestos, at, under or disposed of in connection with such property, as well as certain other potential costs relating to hazardous or toxic substances, including government fines, liabilities, and damages for injuries to persons and adjacent property.

Furthermore, the Fund may invest in properties, or mortgage loans secured by properties, with environmental problems that materially impair the value of such properties. Even as a lender, if the Fund takes title to collateral with environmental problems or if other circumstances arise, the Fund could be subject to environmental liability. There are substantial risks associated with such an investment.

Mortgage Loan Risk. The Fund’s debt investment in single family rental properties will be secured by properties and will be subject to risks of delinquency, loss, taking title to collateral and bankruptcy of the borrower. The ability of a borrower to repay a loan secured by real property is typically dependent primarily upon the successful operation of such property rather than upon the existence of independent income or assets of the borrower. If the net operating income of the property is reduced or is not increased, depending on the borrower’s business plan, the borrower’s ability to repay the loan may be impaired. If a borrower defaults or declares bankruptcy and the underlying asset value is less than the loan amount, the Fund will suffer a loss. In this manner, real estate values could impact the value of the Fund’s real estate debt investment.

In addition, the Fund may invest in mortgage loans that are not fully amortizing, which means that they may have a significant principal balance or balloon payment due on maturity. Full satisfaction of the balloon payment by a borrower is heavily dependent on the availability of subsequent financing or a functioning sales market, as well as other factors such as the value of the property, the level of prevailing mortgage rates, the borrower’s equity in the property and the financial condition and operating history of the property and the borrower. In certain situations, and during periods of credit distress, the unavailability of real estate financing may lead to default by a borrower. In addition, in the absence of any such takeout financing, the ability of a borrower to repay a loan secured by an income-producing property will depend upon the successful operation of such property rather than upon the existence of independent income or assets of the borrower. If the net operating income of the property is reduced, the borrower’s ability to repay the loan may be impaired.

Subordinated Real Estate Loan Risk. The Fund may acquire or originate subordinated real estate loans secured by single family rental properties. In the event a borrower defaults on a subordinated loan and lacks sufficient assets to satisfy such loan, the Fund may suffer a loss of principal or interest. In the event a borrower declares bankruptcy, the Fund may not have full recourse to the assets of the borrower, or the assets of the borrower may not be sufficient to satisfy the loan. If a borrower defaults on a loan owned by the Fund or on debt senior to such loan, or in the event of a borrower bankruptcy, such loan will be satisfied only after the senior debt is paid in full. Where debt senior to a loan owned by the Fund exists, the presence of intercreditor arrangements may limit the Fund’s ability to amend loan documents, assign loans, accept prepayments, exercise remedies (through “standstill periods”), and control decisions made in bankruptcy proceedings relating to borrowers.

Mezzanine Loan Risk. The Fund may invest in mezzanine loans that take the form of subordinated loans secured by a pledge of the ownership interests of either the entity owning single family rental properties or the entity that owns the interest in the entity owning the properties. These types of investments involve a higher degree of risk than first-lien mortgage loans secured by real property because the investment may become unsecured as a result of foreclosure by the senior lender. In the event of a bankruptcy of the entity providing the pledge of its ownership interests as security, the Fund may not have full recourse to the assets of such entity, or the assets of the entity may not be sufficient to satisfy the Fund’s mezzanine loan. If a borrower defaults on the Fund’s mezzanine loan or debt senior to the Fund’s loan, or in the event of a borrower bankruptcy, the Fund’s mezzanine loan will be satisfied only after the senior debt. As a result, the Fund may not recover some or all of its investment. In addition, mezzanine loans may have higher loan-to-value ratios than conventional mortgage loans, resulting in less equity in the real property and increasing the risk of loss of principal.

Mortgage-Backed Securities Risk. The Fund may invest in securitization vehicles or other special purpose entities that hold mortgages on single family rental properties. Such investments may involve risks that differ from or are greater than risks associated with other types of investments. For example, such mortgage-backed securities may be more sensitive to changes in prevailing interest rates than other securities. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-backed security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase.

Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related assets, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, the Fund may exhibit additional volatility since individual mortgage holders are less likely to exercise prepayment options, thereby putting additional downward pressure on the value of these securities and potentially causing the Fund to lose money. This is known as extension risk. Mortgage-backed securities can be highly sensitive to rising interest rates, such that even small movements can cause the Fund to lose value. Mortgage-backed securities, and in particular those not backed by a government guarantee, are subject to credit risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because the Fund may have to reinvest that money at the lower prevailing interest rates.

The mortgage-backed securities in which the Fund invests are also subject to risks associated with their structure and the nature of the underlying mortgages and the servicing of those mortgages; for this reason, many of the other risks described herein are relevant to the mortgage-backed securities to which the Fund has exposure. There is risk that the underlying debt securities will default. In the event of default, the holder of a mortgage-backed security may not have a security interest in the underlying collateral, and even if such a security interest exists, the recovery on repossessed collateral might be unavailable or inadequate to support payments on the underlying investments. The risks and returns for investors like the Fund in mortgage-backed securities depend on the tranche in which the investor holds an interest. Many mortgage-backed securities in which the Fund invests may be difficult to value and may be deemed illiquid. Mortgage-backed securities may have the effect of magnifying the Fund’s exposure to changes in the value of the underlying mortgages and may also result in increased volatility in the Fund’s NAV. This means the Fund may have the potential for greater gains, as well as the potential for greater losses, than if the Fund owned the underlying mortgages directly. The value of an investment in the Fund may be more volatile and other risks tend to be compounded if and to the extent that the Fund is exposed to mortgage-backed securities. Any mishandling of related documentation by a servicer may also affect the rights of the security holders in and to the underlying collateral.

Illiquidity Risk. The Fund is designed for long-term investors and an investment in the Fund’s Shares should be considered illiquid. The Shares are not listed for trading on any securities exchange. There is no public market for the Shares, although the Fund may consider listing its Shares in the future.

The Fund’s interval fund structure only provides limited liquidity. The Fund conducts annual repurchase offers for Shares, which the Fund expects to be for a maximum of 5% of the Fund’s outstanding Shares. It is possible that a repurchase offer may be oversubscribed, with the result that shareholders may only be able to have a portion of their Shares tendered for repurchase actually repurchased on the desired repurchase date. There is no assurance that you will be able to tender your Shares when or in the amount that you desire.

To the extent consistent with the repurchase liquidity requirement of an interval fund, the Fund will invest primarily in illiquid investments. Because real estate investments are relatively illiquid, it may be difficult or impossible for the Fund to sell such assets at the time that the Fund would like or at the price that the Fund believes the investment is currently worth. The Fund’s ability to realize full value in the event of the need to liquidate certain assets may be impaired and this may result in losses to the Fund. The Fund may be unable to sell its investments, even under circumstances when the Adviser believes it would be in the best interests of the Fund to do so. Illiquid investments may also be difficult to value and their pricing may be more volatile than more liquid investments, which could adversely affect the price at which the Fund is able to sell such instruments. The risks associated with illiquid instruments may be particularly acute in situations in which the Fund’s operations require cash (such as in connection with repurchase offers) and could result in the Fund borrowing to meet its short-term needs or incurring losses on the sale of illiquid instruments. In addition, the risks associated with illiquid instruments will be particularly acute when the Fund winds down its investments upon the expiration of its term and the Fund may be forced to incur losses on the sale of illiquid instruments or to delay the wind-down process.

Distribution Risk. There can be no assurance that the Fund will achieve investment results that will allow the Fund to make a specified level of cash distributions or maintain certain levels of cash distributions. All distributions will be paid at the discretion of the Adviser and may depend on the Fund’s earnings, the Fund’s net investment income, the Fund’s financial condition, compliance with applicable regulations and such other factors as the Adviser may deem relevant from time to time. Subject to the requirements of the 1940 Act, the Fund may make distributions from sources other than current income, including capital gains, proceeds from this offering or from borrowings, or return of capital. In addition, subject to the Fund’s compliance with REIT requirements, the Fund may reinvest part or all of its income to acquire new assets.

Investments Longer than Term. The Fund may make investments that may not be realized prior to the date the Fund is dissolved. The Fund may attempt to sell, distribute, or otherwise dispose of investments at a time that may be disadvantageous, and as a result, the price obtained for such investments may be less than that which could have been obtained if the investments were held for a longer period of time. Moreover, the Fund may be unsuccessful in realizing investments at the time of the Fund’s dissolution. There can be no assurance that the winding up of the Fund and the final distribution of its assets will be able to be executed expeditiously.

Subsequent Fund Risk. As described in more detail under “Dividend Reinvestment Plan” below, after the Subscription Period of the Fund, dividends and capital gains distributions will automatically be invested on behalf of Fund shareholders in the Subsequent Fund that is open to investment at the relevant time, if any. Investing dividends and capital gains distributions in the applicable Subsequent Fund involves risks, which the Adviser expects to be substantially similar to the risks of investing in the Fund. In addition, there can be no assurance that any Subsequent Fund will perform as well or better than the Fund, and any such Subsequent Fund may underperform the Fund, which would adversely affect your return as compared to reinvestment in the Fund itself and could result in your investment performing worse than if you had accepted such dividends and capital gains in the form of cash. Any investment in a Subsequent Fund could result in a loss of some or all of the amount invested in such Subsequent Fund. Furthermore, the Adviser may decide not to launch any such Subsequent Fund or to modify the subscription period of any such Subsequent Fund in its sole discretion, which could result in there being no eligible Subsequent Fund in which to invest dividends and capital gains distributions. In that event, dividends and capital gains distributions will be distributed in cash.

Privacy and Data Security Laws. Violations of privacy and data protection laws could subject the Fund to litigation and/or fines, penalties or other regulatory action, which, individually or in the aggregate, could have an adverse effect on the Fund. The Fund may also face regulations related to privacy and data security in the other jurisdictions in which the Fund invests.

Leverage Risk. The Fund intends to obtain financing to make investments and/or to fund Share repurchases. The Fund also may obtain leverage through asset-backed securities that afford the Fund economic leverage. Leverage magnifies the Fund’s exposure to declines in the value of one or more underlying reference assets or creates investment risk with respect to a larger pool of assets than the Fund would otherwise have and may be considered a speculative technique. The value of an investment in the Fund will be more volatile and other risks tend to be compounded if and to the extent that the Fund borrows or uses derivatives or other investments that have embedded leverage. Engaging in such transactions may cause the Fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements.

Market conditions may unfavorably impact the Fund’s ability to secure borrowings on favorable or commercially feasible terms. The Fund’s borrowings may be on a secured or unsecured basis, and at fixed or variable rates of interest. Borrowing will also cost the Fund interest expense and other fees. The costs of borrowing will reduce the Fund’s return. Unless the rate of return, net of applicable Fund expenses, on the Fund’s investments exceeds the costs to the Fund of the leverage it utilizes, the investment of the Fund’s net assets attributable to leverage will generate less income than will be needed to pay the costs of the leverage and the facility fees that the Fund pays, resulting in a loss to the Fund even if the rate of return on those assets is positive. To the extent the Fund is able to secure financing, fluctuations in interest rates could increase the costs associated with the Fund’s use of certain forms of leverage, and such costs could reduce the Fund’s return. The Fund’s ability to obtain leverage through borrowings is dependent on its ability to establish and maintain appropriate lines of credit or other borrowing facilities. The above-described risks associated with leverage arise from leverage that the Fund obtains directly as well as from leverage that the Fund obtains indirectly through Subsidiaries, joint ventures, private investment vehicles or other similar arrangements.

Risk of Fraud. The Fund may be subject to the risk of fraudulent activity associated with the various parties involved in real estate investments, including the sellers of properties, issuers of real estate loans, banks, borrowers and third parties handling borrower, investor and tenant information. There can be no assurance that the Adviser will be able to detect or prevent irregular accounting, employee misconduct or other fraudulent practices during the due diligence phase or during our efforts to monitor the investments on an ongoing basis or that any risk management procedures implemented by the Fund will be adequate. The due diligence investigation that the Adviser carries out with respect to any investment opportunity may not reveal or highlight all relevant facts that may be necessary or helpful in evaluating such investment opportunity.

Below Investment Grade Securities and Unrated Securities Risk. The Fund may have exposure, without limitation, to investments that are rated below investment grade or that are unrated but are judged by the Adviser to be of credit quality comparable to securities rated below investment grade by a nationally recognized statistical rating organization. Below investment grade debt securities, which are commonly called “junk bonds,” are rated below BBB- by Standard & Poor’s Ratings Services (“S&P”) or Baa3 by Moody’s Investors Service, Inc., (“Moody’s”), or have comparable ratings by another rating organization. Accordingly, certain of the Fund’s unrated investments could constitute a highly risky and speculative investment, similar to an investment in “junk bonds.”

Interest Rate Risk. The values of the Fund’s investments in real estate debt investments change in response to interest rate changes. In general, the value of a debt security is likely to fall as interest rates rise. This risk is generally greater for obligations with longer maturities or for debt securities that do not pay current interest. Debt securities with floating interest rates can be less sensitive to interest rate changes, although, to the extent the Fund’s income is based on short-term interest rates that fluctuate over short periods of time, income received by the Fund may decrease as a result of a decline in interest rates; floating rate loans can also decrease in value if their interest rates do not rise as quickly or as much as market interest rates. Conversely, variable rate instruments generally will not increase in value if interest rates decline. When interest rates increase or for other reasons, debt securities may be repaid more slowly than expected. As a result, the maturity of the debt instrument may be extended, increasing the potential for loss.

Interest rate changes can be sudden and unpredictable, and the Fund may lose money if these changes are not anticipated by the Adviser. A wide variety of factors can cause interest rates to fluctuate (e.g., central bank monetary policies, inflation rates, general economic conditions and market developments), and debt securities may be difficult to value during such periods. Over the past decade, governmental financial regulators, including the U.S. Federal Reserve, have taken steps to maintain historically low interest rates by purchasing bonds. Continued economic recovery, the U.S. Federal Reserve’s conclusion of its quantitative easing program and recent increases in interest rates could increase the probability that interest rates will continue to rise in the near future. To the extent the U.S. Federal Reserve continues to raise interest rates, there is a risk that rates across the financial system may rise, which could have an adverse effect on prices for debt securities and on the management of the Fund.

Prepayment Risk. In the event of a prepayment of all or a portion of the remaining unpaid principal amount of a loan to which the Fund has investment exposure, the Fund will receive such prepayment but further interest will cease to accrue on the prepaid portion of the loan after the date of the prepayment. If the Fund buys a security at a premium, the premium could be lost in the event of a prepayment. In periods of falling interest rates, the rate of prepayments (and price fluctuation) tends to increase as borrowers are incentivized to pay off debt and refinance at new lower rates. During such periods, the Fund generally will be forced to reinvest the prepayment proceeds at lower rates of return than the Fund expected to earn on the prepaid assets, provided that the Fund is able to identify suitable reinvestment opportunities, which may adversely impact the Fund’s performance.

Valuation Risk. The Fund is subject to valuation risk, which is the risk that one or more of the assets in which the Fund invests are priced incorrectly, due to factors such as incomplete data, market instability or human error. If the Fund ascribes a higher value to assets and their value subsequently drops or fails to rise because of market factors, returns on the Fund’s investment may be lower than expected and could experience losses.

The Fund typically uses third-party valuation agents to value the properties that the Fund holds directly or through a Subsidiary and uses third-party pricing servicers to value the Fund’s investments in real estate debt instruments or mortgage-backed securities, as market quotations generally are not available. The Fund’s investments may also be fair valued by the Adviser Valuation Committee as defined under, and in accordance with the procedures described under, “Determination of Net Asset Value” below. Such fair valuations may take into account rates from third-party appraising firms or valuation agents, including those affiliated with the real estate platforms from which the Fund purchases assets, in valuing assets. There is no assurance that the Fund could sell a portfolio asset for the value established for it at any time and it is possible that the Fund would incur a loss because a portfolio asset is sold at a discount to its established value. If assets are mispriced, shareholders could lose money upon sale in connection with a periodic repurchase offer or could pay too much for Shares purchased.

Ramp-up and Exposure Risk. Although the Fund currently intends to invest the proceeds from any sale of Shares offered hereby as soon as practicable, such investments may be delayed if suitable investments are unavailable at the time. If the Fund is not able to deploy capital in a timely or efficient manner, it may be forced to invest in cash, cash equivalents or other assets that may result in lower returns than the return obtainable from the type of investments in the real estate industry the Fund seeks to acquire. Such investments may also make it more difficult for the Fund to qualify as a REIT. There can be no assurances as to how long it will take the Fund to invest the net proceeds from sales of Fund Shares, and the longer the period the greater the likelihood that the Fund’s performance will be adversely affected.

A large proportion of the Fund’s portfolio may consist of assets obtained from or through a small number of platforms. There may only be a limited number of platforms providing access to the types of assets in which the Fund invests. The Fund also faces competition for access to platforms, including from other institutional investors. Such competitors may have higher risk tolerance, greater financial or other resources and/or other advantages as compared to the Fund. If the Fund’s access to platforms is limited, whether due to market conditions, competitive pressures, termination of existing arrangements or other factors, its exposure to the risks associated with individual platforms may increase.

Geographic Focus Risk. The Fund’s investments will be concentrated in the U.S. The Fund is not subject to any geographic restrictions when investing and, therefore, could focus its investments in a particular geographic region, within the U.S. A geographic focus in a particular region may expose the Fund to an increased risk of loss due to risks associated with that region. Certain regions from time to time will experience weaker economic conditions than others and, consequently, will likely experience higher rates of delinquency and loss than on similar investments across the geographic regions to which the Fund is exposed. In the event that a significant portion of the Fund’s investments relate to loans owed by borrowers resident or operating in certain specific geographic regions, any localized economic conditions, weather events, natural or man-made disasters or other factors affecting those regions in particular could increase delinquency and defaults on the assets to which the Fund is exposed and could negatively impact Fund performance. Further, any focus of the Fund’s investments in one or more regions would have a disproportionate effect on the Fund if governmental authorities in any such region took action against any of the participants in the real estate industry doing business in that region.

Government Securities Risk. The Fund may invest in securities issued or guaranteed by the U.S. government (including U.S. Treasury obligations that differ in their interest rates, maturities and times of issuance) or its agencies and instrumentalities (such as Ginnie Mae, Fannie Mae or Freddie Mac). U.S. government securities are subject to market risk, risks related to changes in interest rates and credit risk. Securities, such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity and the market prices for such securities will fluctuate. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of interest or principal. This would result in losses to the Fund. Securities issued or guaranteed by U.S. government related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government would provide financial support. Therefore, U.S. government-related organizations may not have the funds to meet their payment obligations in the future. As a result of their high credit quality and market liquidity, U.S. government securities generally provide a lower current return than obligations of other issuers.

Investments in Other Pooled Investment Vehicles. Direct or indirect investing in another pooled investment vehicle, including securitization vehicles that issue asset-backed securities, including mortgage-backed securities, exposes the Fund to all of the risks of that vehicle’s investments. The Fund bears its pro rata share of the expenses of any such vehicle, in addition to its own expenses. The values of other pooled investment vehicles are subject to change as the values of their component assets fluctuate. To the extent the Fund invests in managed pooled investment vehicles, the performance of the Fund’s investments in such vehicles will be dependent upon the investment and research abilities of persons other than the Adviser. The securities offered by such vehicles typically are not registered under the securities laws because they are offered in transactions that are exempt from registration.

Market Risk. The Fund’s business and operations are dependent on the real estate industry generally, which in turn is dependent upon broad economic conditions. Challenging economic and financial market conditions may cause the Fund to experience an increase in the number of investments that result in losses, including delinquencies in loans, non-performing rental properties and a decrease in the value of properties which the Fund owns or which secure the Fund’s debt or alternative financing investments, all of which could adversely affect the Fund’s performance. The Fund may be forced to sell assets at undesirable prices, which may result in the Fund’s NAV declining and the Fund incurring substantial losses. These conditions may also increase the volatility of the value of real estate investments made by the Fund.

Volatility Risk. The market value of the real estate related securities to which the Fund has exposure may increase or decrease, sometimes rapidly and unpredictably, based upon changes in an issuer’s financial condition and/or overall market and economic conditions. Because many of the Fund’s real estate related securities investments may be illiquid and/or below investment grade (or unrated, but of a similar quality; debt securities that are below investment grade are commonly called “junk bonds”), the Fund may be subject to increased volatility risk. In addition, the Fund’s use of leverage increases the volatility of the Fund’s value.

Management and Operational Risk. The Fund is subject to management risk because it relies on the Adviser’s ability to achieve its investment objective. The Fund runs the risk that the Adviser’s investment techniques will fail to produce desired results and cause the Fund to incur significant losses. The Adviser may fail to use derivatives effectively, may select investments that do not perform as anticipated by the Adviser and may choose to hedge or not to hedge positions at disadvantageous times.

Any imperfections, errors or limitations in quantitative analyses and models used by the Adviser as part of its investment process could affect the Fund’s performance.

The Fund also is subject to the risk of loss as a result of other services provided by the Adviser and other service providers, including pricing, administrative, accounting, tax, legal, custody, transfer agency and other services. Operational risk includes the possibility of loss caused by inadequate procedures and controls, human error and cyber attacks, disruptions and failures affecting, or by, a service provider.

Equity Investment Risk. Equity securities fluctuate in price, and their short-term volatility at times may be great. To the extent that the Fund obtains exposure to equity securities, the value of the Fund’s portfolio will be affected by changes in the stock markets. Market risk can affect the Fund’s net asset value per share, which will fluctuate as the values of the Fund’s portfolio securities change. The prices of individual equity securities do not all move in the same direction uniformly or at the same time. Different stock markets may behave differently from one another.

Tax Risk. The Fund intends to elect to be taxed as and to qualify for treatment each year as a REIT under Subchapter M of Chapter 1 of the Code. To qualify for such treatment, the Fund must meet, on a continuing basis, certain qualification tests. Those qualification tests involve, among other things, the percentage of the Fund’s income that it derives from specified sources, the percentages of the Fund’s assets that fall within specified categories at the end of each fiscal quarter, the diversity of the Fund’s share ownership and the number of shareholders, and the percentage of the Fund’s income that is distributed. The Fund’s investment strategy will potentially be limited by its intention to qualify for treatment as a REIT. No assurance can be given that the Fund will in fact satisfy such requirements for any taxable year. Qualification as a REIT involves the application of highly technical and complex Code provisions for which only a limited number of judicial and administrative interpretations exist and the tax treatment of certain of the Fund’s investments under one or more of the qualification tests applicable to REITs is not certain. An adverse determination or future guidance by the IRS or a change in law might affect the Fund’s ability to qualify for such treatment. Furthermore, the Fund’s Charter does not contain typical provisions related to REIT ownership restrictions and therefore does not ensure that the Fund will satisfy the diversity requirement regarding the Fund’s share ownership. See “Certain Federal Income Tax Considerations” below.

If the Fund were to fail to qualify for taxation as a REIT in any taxable year and the Fund is unable to use relief provisions to cure such failure, the Fund will be subject to tax on its taxable income at regular corporate rates. This would significantly reduce both the cash available for distribution to the Fund’s shareholders and the Fund’s earnings. If the Fund were to fail to qualify as a REIT, it would not be required to make any distributions to shareholders and any distributions that are made would not be deductible by the Fund. Moreover, all distributions to shareholders would be taxable as dividends to the extent of the Fund’s current and accumulated earnings and profits, whether or not attributable to net capital gains. Subject to certain limitations of the Code, corporate distributees may be eligible for the dividends received deduction with respect to those distributions, and individual, trust and estate distributees may be eligible for reduced income tax rates on such dividends. Unless the Fund were entitled to relief under specific statutory provisions, the Fund would also be disqualified from taxation as a REIT for the four taxable years following the year during which qualification was lost.

Derivatives Risk. The Fund may invest in a variety of derivatives, including futures contracts, forward contracts, swaps and other exchange-traded and over-the-counter (OTC) derivatives contracts. Derivatives are financial contracts the value of which depends on, or is derived from, an asset or other underlying reference. Derivatives involve the risk that changes in their value may not move as expected relative to changes in the value of the underlying reference asset they are designed to track. The Fund may invest in derivatives for investment purposes and for hedging and risk management purposes. Derivatives risk may be more significant when derivatives are used to enhance return or as a substitute for a cash investment option, rather than solely to hedge the risk of a position held by the Fund. See the Statement of Additional Information for additional information of the various types and uses of derivatives in the Fund’s strategies.

OTC derivatives are not traded on exchanges or standardized; rather, banks and dealers act as principals in these markets negotiating each transaction on an individual basis. There have been periods during which certain banks or dealers have refused to quote prices for OTC derivatives contracts or have quoted prices with an unusually wide spread between the price at which they are prepared to buy and the price at which they are prepared to sell. There is no limitation on the daily price movements of OTC derivatives contracts. Principals in the OTC derivatives markets have no obligation to continue to make markets in the OTC derivatives traded.

The use of derivatives involves risks that are in addition to, and potentially greater than, the risks of investing directly in securities and other more traditional assets. Derivatives also present other risks described herein, including market risk, illiquidity risk, currency risk and credit/counterparty risk. OTC derivatives are generally highly illiquid. Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation.

The Fund’s use of derivatives may not be effective or have the desired results. Moreover, suitable derivatives will not be available in all circumstances. The Adviser may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures, potentially resulting in losses for the Fund.

Many derivatives have embedded leverage (i.e., a notional value in excess of the assets needed to establish and/or maintain the derivative position). Derivatives in which the Fund may invest (e.g., futures contracts, forward contracts and swaps) may have embedded leverage, depending on their specific terms. As a result, adverse changes in the value or level of the underlying reference asset may result in a loss substantially greater than the amount invested in the derivative itself (see “Leverage Risk.” above).

The Fund’s use of OTC derivatives exposes it to the risk that the counterparties will be unable or unwilling to make timely settlement payments or otherwise honor their obligations. If the counterparty defaults, the Fund will still have contractual remedies but may not be able to enforce them.

The Fund may invest in derivatives with a limited number of counterparties and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund.

No Prior History. The Fund is a newly-organized closed-end management investment company with no history of operations, thus has no financial statements or other meaningful operating or financial data on which potential investors may evaluate the Fund and its performance, and is designed for long-term investors and not as a trading vehicle.

Subsidiary Risk and Other Indirect Investing Risk. By investing through Subsidiaries, joint ventures, private investment or other similar vehicles, the Fund is exposed to the risks associated with such vehicles’ investments. Such vehicles generally are not registered as investment companies under the 1940 Act and are not subject to all of the investor protections of the 1940 Act, although each Subsidiary is managed pursuant to the compliance policies and procedures of the Fund applicable to it. Changes in the laws of the United States and/or the jurisdiction in which a Subsidiary, joint venture, private investment or other similar vehicle is organized could result in the inability of the Fund and/or such vehicle to operate as described in this prospectus and could adversely affect the Fund.

Non-Diversification Risk. The Fund is classified as a “non-diversified” fund under the 1940 Act. Accordingly, the Fund may invest a greater portion of its assets in the securities of a single issuer than if it were a “diversified” fund. To the extent that the Fund invests a higher percentage of its assets in the securities of a single issuer, the Fund is subject to a higher degree of risk associated with and developments affecting that issuer than a fund that invests more widely.

Repurchase Offers Risk. As described under “Periodic Repurchase Offers” below, the Fund is an “interval fund.” In order to provide liquidity to shareholders, the Fund, subject to applicable law, conducts annual repurchase offers of the Fund’s outstanding Shares at NAV, subject to approval of the Board. In all cases such repurchases will be for at least 5% and not more than 25%, and are expected to be for a maximum of 5% of its outstanding Shares at NAV, pursuant to Rule 23c-3 under the 1940 Act. The Fund believes that these repurchase offers are generally beneficial to the Fund’s shareholders, and repurchases generally are funded from available cash or sales of portfolio securities, which are substantially illiquid. However, repurchase offers and the need to fund repurchase obligations may affect the ability of the Fund to be fully invested or may force the Fund to maintain a higher percentage of its assets in liquid investments, which may harm the Fund’s investment performance. Moreover, diminution in the size of the Fund through repurchases may result in untimely sales of portfolio securities (with associated imputed transaction costs, which may be significant), and may limit the ability of the Fund to participate in new investment opportunities or to achieve its investment objective. If the Fund employed investment leverage, repurchases of Shares would compound the adverse effects of leverage in a declining market. In addition, if the Fund borrows to finance repurchases, interest on that borrowing will negatively affect shareholders who do not tender their Shares by increasing the Fund’s expenses and reducing any net investment income. If a repurchase offer is oversubscribed the Fund will repurchase the Shares tendered on a pro rata basis, and shareholders will have to wait until the next repurchase offer to make another repurchase request. As a result, shareholders may be unable to liquidate all or a given percentage of their investment in the Fund during a particular repurchase offer. Some shareholders, in anticipation of proration, may tender more Shares than they wish to have repurchased in a particular quarter, thereby increasing the likelihood that proration will occur. A shareholder may be subject to market and other risks, and the NAV of Shares tendered in a repurchase offer may decline between the Repurchase Request Deadline and the date on which the NAV for tendered Shares is determined. In addition, the repurchase of Shares by the Fund may be a taxable event to shareholders.

Portfolio Turnover. A change in the investments held by the Fund is known as “portfolio turnover.” If the Fund realizes profits or gains when it sells investments, it generally must pay those profits or gains to shareholders, increasing its taxable distributions, which generally are taxable as ordinary income to shareholders. Increased portfolio turnover may also result in higher brokerage fees or other transaction costs, which can reduce the Fund’s performance. Portfolio turnover will not be a limiting factor should the Adviser deem it advisable to purchase or sell securities.

Temporary Defensive and Interim Investments. For temporary defensive purposes in times of adverse or unstable market, economic or political conditions, the Fund can invest up to 100% of its assets in investments that may be inconsistent with its principal investment strategies. Generally, the Fund would invest in money market instruments or in other short-term U.S. or non-U.S. government securities. The Fund might also hold these types of securities as interim investments pending the investment of proceeds from the sale of its Shares or the sale of its portfolio securities or to meet anticipated repurchases of its Shares. To the extent the Fund invests in these securities, it might not achieve its investment objective.

Expense Risk. Your actual costs of investing in the Fund may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease. The Fund’s expense limitation agreements, which generally remain in effect for a period of one year, mitigate this risk. However, there is no assurance that the Adviser will renew such expense limitation agreements from year-to-year.

Anti-Takeover Provisions. The Fund’s Articles of Amendment and Restatement (the “Charter”) includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status.

FUND EXPENSES

The following table describes the fees and expenses you may pay if you buy and hold Shares of the Fund.

Shareholder Transaction Expenses (fees paid directly from your investment)

Maximum Repurchase Fee(1)	2.00%

Annual Fund Operating Expenses (as a percentage of net assets attributable to the Shares)(2)

Management Fees	[ ]%

Interest Payments on Borrowed Funds	[ ]%

Distribution and/or Service Fees(3)	[ ]%

Other Expenses(4)	[ ]%

Total Annual Fund Operating Expenses	[ ]%

(Fee Waiver and/or Expense Reimbursement)/Recoupment(5)	[ ]%

Total Annual Fund Operating Expenses After (Fee Waiver/Expense Reimbursement)/Recoupment	[ ]%

(1)

The Fund does not currently plan to charge a repurchase fee. However, the Fund may charge a repurchase fee of up to 2.00%, which the Fund would retain to help offset non-de minimis estimated costs related to the repurchase.

(2)

Amount assumes that the Fund sells $[    ] worth of Shares during the Fund’s first twelve months and that the Fund’s net offering proceeds from such sales equal $[    ]. Expenses are estimated. Actual expenses will depend on the Fund’s net assets, which will be affected by the number of Shares the Fund sells in this offering. For example, if the Fund were to raise proceeds significantly less than this amount over the following twelve months, average net assets would be significantly lower and some expenses as a percentage of net assets would be significantly higher. There can be no assurance that the Fund will sell $[    ] worth of Shares during the following twelve months.

(3)	Distribution and/or Service Fees include a [ ]% fee paid pursuant to the Distribution and Servicing Plan and a [ ]% fee paid pursuant to the Services Agreement.
(4)	Other Expenses are based on estimated amounts for the Fund’s current fiscal year.
(5)

The Fund is responsible for its operating expenses, including its organization expenses, which are expensed as incurred and are subject to the expense limitation agreement described below. Notwithstanding the foregoing, through [        ], [    ], 20[    ], the Adviser has contractually agreed to waive its management fee and/or pay or otherwise bear operating and other expenses of the Fund ([including organizational and offering expenses, but] excluding brokerage and transactional expenses, borrowing and other investment-related costs and fees including interest and commitment fees, short dividend expense, acquired fund fees and expenses, taxes, litigation and indemnification expenses, judgments and extraordinary expenses not incurred in the ordinary course of the Fund’s business (collectively, the “Excluded Fees and Expenses”)) solely to the extent necessary to limit the Total Annual Fund Operating Expenses to [    ]% of the average daily net assets of the Fund. The Adviser shall be entitled to recoup in later periods expenses that the Adviser has paid or otherwise borne (whether through reduction of its management fee or otherwise) to the extent that the expenses (excluding Excluded Fees and Expenses) after such recoupment do not exceed the lower of (i) the annual expense limitation rate in effect at the time of the actual waiver/reimbursement and (ii) the annual expense limitation rate in effect at the time of the recoupment; provided that the Adviser shall not be permitted to recoup any such fees or expenses beyond three years from the end of the month in which such fee was reduced or such expense was reimbursed. The expense limitation agreement may only be modified by a majority vote of the Directors who are not “interested persons” of the Fund (as defined by the 1940 Act) and the consent of the Adviser.

Example. The following Example is intended to help you understand the various costs and expenses that you, as a holder of Shares, would bear directly or indirectly. The Example assumes that you invest $1,000 in Shares of the Fund for the time periods indicated. Because there are no costs to you associated with repurchases of your Shares, your costs would be the same whether you hold your Shares or tender your Shares for repurchase at the end of the time periods indicated. The Example also assumes that your investment has a 5% return each year, that all dividends and distributions are reinvested at NAV and that the Fund’s operating expenses (as described above) remain the same, except to reduce annual expenses upon completion of organization and offering expenses. The Example should not be considered a representation of the Fund’s future expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years			5 Years			10 Years
$[ ]	$	[	]	$	[	]	$	[	]

FINANCIAL HIGHLIGHTS

The Fund is newly organized and its Shares have not previously been offered. Therefore, the Fund does not have any financial history. Additional information about the Fund’s investments will be available in the Fund’s annual and semi-annual reports when they are prepared.

THE FUND

The Fund is a non-diversified, closed-end management investment company registered under the 1940 Act. The Fund was organized as a Maryland corporation on May 7, 2019. The Fund has no operating history. The Fund’s principal office is located at 510 Madison Avenue, 21st Floor, New York, NY 10022.

USE OF PROCEEDS

The Fund will invest the proceeds of the offering of Shares in accordance with its investment objective and policies as stated below. It is currently anticipated that the Fund will be able to invest all or substantially all of the net proceeds according to its investment objective and policies within approximately [     ] months after receipt of the proceeds, depending on the amount and timing of proceeds available to the Fund as well as the availability of investments consistent with the Fund’s investment objective and strategies. Pending investment of the net proceeds, the Fund will invest in high-quality, short-term debt securities, cash and/or cash equivalents.

INVESTMENT OBJECTIVE, POLICIES AND RISKS

When used in this prospectus, the term “invest” includes both direct investing and indirect investing and the term “investments” includes both direct investments and indirect investments. For example, the Fund invests indirectly by investing through its wholly owned and controlled subsidiaries (each, a “Subsidiary”), joint ventures, private investment vehicles or other similar arrangements.

Investment Objective

The Fund’s investment objective is to achieve long-term capital appreciation and current income. There can be no assurance that the Fund will achieve its investment objective.

Principal Investment Policies

The Fund pursues its investment objective by investing primarily in single family rental properties, or in assets providing exposure to such properties, in the form of equity, debt and alternative financing investments.

Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes in single family rental investments. As a matter of fundamental policy, the Fund concentrates its investments in the real estate industry and has adopted a policy to invest at least 25% of its total assets in the real estate industry.

Single Family Rental Investments

The Fund intends to focus its investments in single family rental properties and assets providing exposure to such properties. The Fund’s investments may include homes leased through traditional lease arrangements, or single family rental homes sourced and managed by real estate platform(s) that operate a program under which a lessee has the right to purchase such home in the future at a pre-established price. The Fund may also invest in mortgage loans or other debt instruments secured by, or alternative financing investments providing exposure to, single family rental properties. The Fund intends to invest in single family rental properties across a wide range of geographic regions and metropolitan areas within the United States but may at times be concentrated in a limited number of geographic regions.

The Fund intends to acquire homes primarily by identifying real estate platforms that acquire, improve and manage single family rental properties in different geographic regions within the United States. The Fund may acquire homes from such platforms directly or through one or more Subsidiaries. Such platform typically continues to manage the property and collect and process rental incomes when due, and may help facilitate the Fund’s disposition of the properties. The Fund may also invest in single family rental properties by investing in private investment vehicles sponsored by, or entering into joint ventures and other similar arrangements with, real estate platforms and other investors. A joint venture or a private investment vehicle creates an alignment of interest between the Fund and a private source of capital. The terms of any particular joint venture or private investment vehicle will be established on a case-by-case basis considering all relevant facts, including the nature and attributes of the potential joint venture partner or other equity investors, the proposed structure of the investment, the nature of the operations, the liabilities and assets associated with the proposed joint venture or private investment vehicle and the size of the Fund’s interest in the vehicle. The Fund may or may not control the management of the affairs of a joint venture or other type of private investment vehicle. Typically an affiliate of the general partner or manager of the joint venture or a private investment vehicle will manage the property. Although it is expected that a general alignment occurs, the Fund’s interests may not be totally aligned with those of its partner. See “Joint Venture Risks.” The Fund will invest in joint ventures or private investment vehicles that may be structured as limited partnerships, limited liability companies, private REITs and other legal forms.

In addition to acquiring single family rental properties as described above, the Fund may also invest in single family rental properties in the form of debt instruments (including participation interests in debt instruments), preferred equity and alternative financing investments, in each case secured directly or indirectly by, or providing exposure to, single family rental properties, including:

First Mortgage Loans. First mortgage loans are loans that are generally made to the owner of a property and have the highest priority to claims on the collateral securing the loans in foreclosure. First mortgage loans generally provide for a higher recovery rate and lower default rate than other debt positions due to the lender’s favorable control features and place in the capital structure, which control features at times may mean control of the entire capital structure.

Subordinate Mortgage Loans. Subordinate mortgage loans are loans that are generally made to the owner of a property and have a lower priority to collateral claims. Investors in subordinate mortgages are compensated for the increased risk from a pricing perspective, typically through a higher interest rate (as compared to first mortgage loans), but still benefit from a direct lien on the related property. Investors typically receive principal and interest payments at the same time as senior debt unless a default occurs, in which case these payments are made only after any senior debt is repaid in full.

Mezzanine Loans. Mezzanine loans are a type of subordinate loan in which the loan is secured by one or more direct or indirect ownership interests in an entity that directly or indirectly owns real estate. Investors in mezzanine loans are compensated for the increased credit risk from a pricing perspective, typically through a higher interest rate (as compared with first mortgage loans), but still benefit from the right to foreclose on its collateral, in many instances more efficiently than first mortgage loans. Upon a default by the borrower under a mezzanine loan, the mezzanine lender generally can take control of the property owning entity on an expedited basis, subject to the rights of the holders of debt senior in priority on the property.

Preferred Equity. The Fund may invest in preferred equity securities issued by entities that own, directly or indirectly, single family rental properties. Preferred equity interests are generally senior with respect to the payments of dividends and other distributions, redemption rights and rights upon liquidation to such entity’s common equity. The preferred equity securities in which the Fund invests may have fixed or floating dividend rates and may be convertible into common stock. Investors in preferred equity generally face greater risk of loss than lenders and may benefit less from capital appreciation than common stockholders.

Mortgage-Backed Securities and Other Alternative Financing Investments. The Fund may also invest in mortgage-backed securities (“MBS”) backed by mortgage loans on single family rental properties, which may include agency MBS and non-agency MBS. Agency MBS are mortgage-backed securities for which a U.S. government agency such as Government National Mortgage Association (“Ginnie Mae”), or a federally chartered corporation such as Federal National Mortgage Association (“Fannie Mae”) or Federal Home Loan Mortgage Corporation (“Freddie Mac”) guarantees payments of principal and interest on the securities. Non-agency MBS are mortgage-backed securities that are collateralized by pools of mortgage loans assembled for sale to investors by commercial banks, savings and loan associations and specialty finance companies. Non-agency MBS are not issued or guaranteed by a U.S. government agency or federally chartered corporation. Like agency MBS, non-agency MBS represent interests in pools of mortgage loans secured by residential real property. The Fund may also invest in other investments sourced by third parties that provide access to forms of financing on single family rental properties other than traditional loans or other forms of debt (“alternative financing investments”).

When investing in debt instruments secured directly or indirectly by, or alternative financing investments providing exposure to, single family rental properties, the Fund may acquire such instruments directly or through a Subsidiary. In such cases, the Fund purchases all rights, title and interest in the instruments pursuant to a purchase agreement directly from the platform that originated or sourced such instruments. The platform or a third-party servicer typically continues to service the instruments, collecting payments and distributing them to investors, less any servicing fees assessed against the Fund, and the servicing entity typically will make all decisions regarding acceleration or enforcement of the instruments following any default by a borrower. The Fund may also acquire such assets through joint ventures, private investment vehicles and other similar arrangements with third-parties as described above.

When acquiring single family rental investments sourced through real estate platforms, the Fund may not review the particular characteristics of each property or instrument that it acquires, but rather negotiate in advance and from time to time with the platforms or originators from which the Fund acquires such properties or instruments the general criteria of the investments, including the acquisition costs, geographic locations, expected rental incomes and leverage ratios of the properties, or in the case of debt instruments or alternative financing investments, including the principal amounts, terms and yields of the instruments as well as the characteristics of the underlying properties.

The Adviser, as part of its portfolio construction process, performs extensive due diligence on each transaction that the Adviser proposes to enter into on behalf of the Fund.

Financial Due Diligence. A preliminary review of each opportunity is conducted in order to screen the attractiveness of each transaction. The preliminary review is followed by an initial projection based on macro- and micro-economic analyses. If the Adviser deems appropriate, further due diligence will be conducted. The Adviser will forecast expected cash flows and analyze various scenarios and exit strategies utilizing its proprietary models and the financial information received.

Platform Due Diligence. The Adviser, as part of its portfolio construction process, performs diligence on real estate platforms from which the Fund acquires assets and/or with whom the Fund partners with in managing and servicing the assets (each, a “platform”), in order to evaluate both the process by which each platform sources assets and provides related services and the characteristics of the overall portfolio of assets made available through that platform. The Adviser’s diligence process includes on-site in-person meetings, supplemented by telephonic meetings, with the senior management and with the underwriting, operations, technology, legal and compliance teams of the platform; evaluation of the platform’s underwriting policies, procedures and models; evaluation of the platform’s operations, technology, legal and compliance personnel, infrastructure, and procedures.

Legal and Tax Due Diligence. The Adviser will work closely with internal and outside counsel to review, diligence and negotiate applicable legal and property specific documents pertaining to an investment (e.g., loan documents, leases, management agreements, purchase contracts, etc.). Additionally, the Adviser will work with internal and external tax advisers to structure investments in an efficient manner.

Although the Fund may pursue investments through a wide array of sources, a large proportion of the Fund’s portfolio may consist of assets obtained from or through a small number of platforms, potentially giving the Fund high exposure to the potential benefits and risks associated with those platforms.

Cash and Cash Equivalents; Temporary Defensive Positions

For liquidity management or temporary defensive purposes, the Fund may invest in cash, money market instruments, U.S. or non-U.S. government debt securities or other cash-equivalent instruments.

During unusual market conditions, the Fund may invest up to 100% of its assets in cash or cash equivalents temporarily, which may be inconsistent with its investment objective and other policies. The Fund might not use all of the strategies and techniques or invest in all of the types of securities described in this prospectus or the Statement of Additional Information. While at times the Fund may use alternative investment strategies in an effort to limit its losses, it may choose not to do so.

Hedging

The Fund may seek to hedge its exposure to interest rate risks that arise as a result of its investments. The Fund may use forwards, futures, swaps or other exchange-traded or over-the-counter (“OTC”) derivatives or may purchase or sell physical currency, bonds or other securities or instruments, including short sales on assets the Fund does not own, which may require the Fund to pay a premium to borrow the assets sold short and to pay the lender any dividends or interest received on the assets while borrowed. There can be no guarantee the Fund’s hedging activities will effectively offset any adverse impact of interest rates.

Leverage

The Fund typically obtains leverage in seeking to achieve its investment objective. The Fund may obtain financing to make investments in single family rental investments. Such borrowings are typically secured by investments held by the Fund. The Fund may also have exposure to leverage through investments in joint ventures or other private investment vehicles that in turn incur leverage on their investments. The Fund may also obtain leverage through derivative instruments that afford the Fund economic leverage or other investments, such as asset-backed securities, that may have embedded leverage. The Fund is not limited in the form or manner in which it may incur leverage.

The 1940 Act requires a closed-end fund to have asset coverage of not less than 300% of the value of the outstanding amount of senior securities representing indebtedness (as defined in the 1940 Act) at the time of the indebtedness issuance. This means that the value of the Fund’s senior securities representing indebtedness may not exceed one-third of the value of its total assets (including such senior securities), measured at the time the Fund issues the senior securities. The Fund also may borrow money from banks or other lenders for temporary purposes in an amount not to exceed 5% of the Fund’s assets. Such temporary borrowings are not subject to the asset coverage requirements discussed above in connection with the Fund’s borrowings for investment purposes. Investments or trading practices that involve contractual obligations to pay in the future are subject to the same requirements unless the Fund designates liquid assets in an amount the Fund believes to be equal to the Fund’s contractual obligations (marked-to-market on a daily basis) or appropriately “covers” such obligations with offsetting positions.

Leverage can have the effect of magnifying the Fund’s exposure to changes in the value of its assets and may also result in increased volatility in the Fund’s NAV. This means the Fund will have the potential for greater gains, as well as the potential for greater losses, than if the Fund owned its assets on an unleveraged basis. The value of an investment in the Fund will be more volatile and other risks tend to be compounded to the extent that the Fund is exposed to leverage directly or indirectly. See “Effects of Leverage” below.

Changes to the Fund’s Investment Policies

The Fund’s investment objective and policies may be changed without shareholder approval unless an objective or policy is identified in the prospectus or in the Statement of Additional Information as “fundamental.” The Fund’s policy to invest, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in single family rental investments may be changed by the Board upon at least 60 days’ prior written notice to shareholders.

Subsidiaries

The Fund executes its strategy by investing directly or through its Subsidiaries in single family rental investments or real estate-related securities. The Fund reserves the right to establish additional Subsidiaries through which the Fund may execute its strategy.

RISK CONSIDERATIONS

Investors should carefully consider the Fund’s risks and investment objective, as an investment in the Fund may not be appropriate for all investors and is not designed to be a complete investment program. An investment in the Fund involves a high degree of risk. It is possible that investing in the Fund may result in a loss of some or all of the amount invested. Before making an investment/allocation decision, investors should (i) consider the suitability of this investment with respect to an investor’s or a client’s investment objectives and individual situation and (ii) consider factors such as an investor’s or a client’s net worth, income, age and risk tolerance. Investment should be avoided where an investor/client has a short-term investing horizon and/or cannot bear the loss of some or all of the investment.

The Fund is subject to the principal risks described below, whether through the Fund’s direct investments, investments by its Subsidiaries or investments through joint ventures or other similar arrangements. As with any investment company, there is no guarantee that the Fund will achieve its investment objective. You could lose all or part of your investment in the Fund, and the Fund could underperform other investments.

Real Estate Investment Risk Generally. The Fund is subject to risks typically associated with real estate, including:

•	changes in global, national, regional or local economic, demographic or capital market conditions;

•	future adverse national real estate trends, including increasing vacancy rates, declining rental rates and general deterioration of market conditions;

•	changes in supply of or demand for similar properties in a given market or metropolitan area, which could result in rising vacancy rates or decreasing market rental rates;

•	the occupancy rate of, and the rental rates charged at, properties and the ability to collect on a timely basis all rent;

•	lack of liquidity inherent in the nature of the assets;

•	increased competition for properties targeted by the Fund’s investment strategy;

•

property location and conditions, property management decisions and property operating costs, including insurance premiums, real estate taxes, maintenance costs and the expense of leasing, renovation or constructions;

•

reliance on tenants, managers, joint venture partners and real estate platforms that the Fund partners with in acquiring and managing assets to operate their businesses in an appropriate manner and in compliance with their contractual arrangements with the Fund;

•

bankruptcies, financial difficulties or defaults by tenants of the properties in which the Fund invests, joint venture partners, real estate platforms that the Fund partners with in acquiring and managing assets, property managers or any other third party that is involved in the Fund’s operation;

•	increases in interest rates and lack of availability of financing;

•

cost of compliance with applicable federal, state, and local laws and regulations; changes in laws, including laws that increase operating expenses or limit rents that may be charged and changes in state or local zoning laws; changes in governmental rules, regulations and fiscal policies;

•

changes in government rules, regulations and fiscal policies, including increases in property taxes, changes in zoning laws, limitations on rental rates, and increasing costs to comply with environmental laws;

•	bad acts of third parties; and

•	unforeseeable events such as social unrest, civil disturbances, terrorism, earthquakes, hurricanes and other natural disasters.

Many of these factors are beyond the control of the Fund. Any negative changes in these factors could affect the Fund’s performance and its ability to meet its obligations and make distributions to shareholders.

Portfolio Concentration Risk. The Fund’s portfolio will be concentrated at any time in the real estate industry, with a focus on single family rental investments, and may be heavily concentrated at any time in only a limited number of geographies or investments, and, as a consequence, the aggregate return of the Fund may be substantially affected by the unfavorable performance of even a single investment. Concentration of investments in a particular type of asset or geography makes the Fund more susceptible to fluctuations in value resulting from adverse economic or business conditions affecting that particular type of asset or geography. As a matter of fundamental policy, the Fund concentrates its investments in the real estate industry and has significant exposure to the risks associated with this industry.

Single Family Rental Market Risk. The Fund’s will generally consist of investments in single family rental properties. The Fund’s investment strategy involves sourcing assets from platforms that purchase, renovate, maintain, and manage a large number of single family rental properties and leasing them to qualified residents through third-party property managers or leasing agents. Until recently, the single family rental business consisted primarily of private and individual investors in local markets and was managed individually or by small, non-institutional owners and property managers. Entry into this market by large, well-capitalized investors is a relatively recent trend, so few peer funds or companies exist and none have yet established long-term track records that might assist the Adviser in predicting whether such business model and investment strategy can be implemented and sustained over an extended period of time. It may be difficult for investors to evaluate the Fund’s potential future performance without the benefit of established long-term track records from companies implementing a similar business model.

Risks of Seasonal Fluctuations in Single Family Rental Demand and Downturns in the Residential Properties Sector. A downturn or slowdown in the rental demand for single family housing caused by adverse economic, regulatory, or environmental conditions, or other events may have a greater impact on the value of the Fund’s assets or operating results than if the Fund had more fully diversified its investments. There may be seasonal fluctuations in rental demand, with demand higher in the spring and summer than in the late fall and winter. Such seasonal fluctuations may impact the Fund’s performance.

In addition to general, regional, national and international economic conditions, the Fund’s performance will be impacted by the economic conditions in the markets where the Fund holds assets. The Adviser bases a substantial part of its investment strategy on the belief that property values and operating fundamentals for single family properties in the markets where the Fund holds assets will improve over the term of the Fund. However, certain of these markets have experienced substantial economic downturns in certain years and could experience similar or worse economic downturns in the future. There is no assurance as to the extent property values and operating fundamentals will improve. If historical economic downturns recur, the value of these assets could decline, which could adversely affect the Fund’s performance and its ability to make distributions to shareholders.

Platform Risks. The Fund intends to work with real estate platforms that source and manage investments in single family rental properties. When the Fund acquires assets in this manner, the Fund relies on such third party or one or more vendors hired by such party to locate and perform due diligence on, and evaluate the investment characteristics of, such assets. The Fund may have limited knowledge about the assets, and is dependent upon the applicable platform for information regarding such assets, especially when the Fund acquires assets in bulk from such platform. Although the Fund conducts diligence on the platforms, the Fund may not have the ability to independently verify the information provided by the platforms. The Fund may not review the particular characteristics of the assets in which it invests at the time of investment, but rather negotiate in advance with platforms the general criteria of the investments.

In addition, when the Fund purchases single family rental properties directly or indirectly from a real estate platform, the platform, or an affiliate of the platform, typically continues to act as the property manager of the properties. When the Fund purchases debt instruments secured directly or indirectly by, or alternative financing instruments providing exposure to, single family rental properties from a platform or bank originating such instruments, such platform typically continues to service the instruments. In the event that such platform is unable to act as the property manager or the servicer, as applicable, there is no assurance that a backup property manager or backup servicer will be able to assume responsibility in a timely or cost-effective manner; any resulting disruption or delay could jeopardize payments due to the Fund in respect of its investments or increase the costs associated with the Fund’s investments. The Fund faces certain risks arising from the potential for a platform to have financial interests that are not aligned with the Fund’s interests.

A large proportion of the Fund’s portfolio may consist of assets obtained from or through a small number of platforms, potentially giving the Fund high exposure to the risks associated with those platforms.

Risks of Joint Ventures and Similar Arrangements. The Fund intends to make single family rental investments by investing in private investment vehicles sponsored by, and entering into joint ventures and similar arrangements with, real estate platforms and other third-party investors. Such investments may involve risks not otherwise present with other methods of investment, including, for instance, the following risks and conflicts of interest:

•

joint venture partners or their affiliates may have economic or other interests that are inconsistent with the Fund’s interests, including interests relating to the financing, management, operation, leasing or sale of the assets purchased by such joint venture;

•

joint venture partners or their affiliates may receive ongoing fees from the investment vehicles, including promote payments, fees for services provided and potential buyouts of their equity investments, all of which may reduce amounts otherwise payable to the Fund;

•	joint venture partners could become insolvent or bankrupt;

•	fraud or other misconduct by joint venture partners;

•

the Fund may own non-voting interests in a joint venture or investment vehicle, may have no decision-making authority or may share decision-making authority with its joint venture partner(s) regarding certain major decisions affecting the ownership of the vehicle or assets of the vehicle, such as the sale of the assets or the making of additional capital contributions for the benefit of the assets, which may prevent the Fund from taking actions that it would otherwise desire to take;

•

under certain joint venture or similar arrangements, no party may have the power to control the vehicle and, under certain circumstances, an impasse could result regarding cash distributions, reserves, or a proposed sale or refinancing of the investment, and this impasse could have an adverse impact on the vehicle, which could adversely impact the operations and profitability of the vehicle and/or the amount and timing of distributions the Fund receives from such vehicle;

•

joint venture partners or their affiliates may at any time have economic or business interests or goals that are in conflict with the Fund’s business interests or goals, including, for instance, the operation of the properties;

•	joint venture partners may be structured differently than the Fund for tax purposes and this could create conflicts of interest and risk to the Fund’s ability to qualify as a REIT;

•

the Fund may rely upon its joint venture partners to manage the day-to-day operations of the vehicle and underlying assets, as well as to prepare financial information for the vehicle, and any failure to perform these obligations may have a negative impact on the Fund’s performance and results of operations;

•

a joint venture partner may experience a change of control, which could result in new management of such joint venture partner or investor with less experience or conflicting interests to the Fund and be disruptive to the Fund’s business;

•

joint venture partners may be in a position to take action contrary to the Fund’s instructions or requests or contrary to the Fund’s policies or objectives, including the Fund’s policy with respect to maintaining its qualification as a REIT;

•

the terms of joint ventures or private investment vehicles could restrict the Fund’s ability to sell or transfer its interest to a third party when it desires on advantageous terms, which could result in reduced liquidity;

•

the Fund or its joint venture partners may have the right to trigger a buy-sell arrangement, which could cause the Fund to sell its interest, or acquire its partner’s interest, at a time when the Fund otherwise would not have initiated such a transaction; and

•	joint venture partners may not have sufficient personnel or appropriate levels of expertise to adequately support the Fund’s initiatives.

Any of the above might subject the Fund to liabilities and thus reduce its returns on the investment with that joint venture partner. In addition, disputes between the Fund and its joint venture partners may result in litigation or arbitration that would increase the Fund’s expenses and prevent the Fund’s officers and directors from focusing their time and efforts on the Fund’s business.

Rental Risk Generally. Lease defaults, terminations by one or more tenants or landlord-tenant disputes may reduce the Fund’s revenues and net income. Any of these situations may result in extended periods during which there is a significant decline in revenues or no revenues generated by a property. If this occurred, it could adversely affect the Fund’s performance.

In addition, the Fund’s investments in real estate will be pressured in challenging economic and rental market conditions. If the Fund or any joint venture or private investment vehicle through which the Fund invests in single family rental properties experiences difficulties in re-letting or renewing leases for properties or if the rental rates upon such renewal or re-letting are significantly lower than expected, the Fund will experience a reduction in net income and may be required to reduce or eliminate cash distributions.

Risk of Competition for Quality Residents. The Fund depends on rental income from tenants for a substantial amount of its income. As a result, the Fund’s performance depends in large part upon its ability to invest in single family rental properties that attract and retain qualified residents. The Fund, and the real estate platforms through which the Fund acquires single family rental investments, face competition for residents from other lessors of single family properties, apartment buildings, and condominium units. Competing properties may be newer, better located, and more attractive to residents. Many of these competitors may successfully attract residents with better incentives and amenities. Additionally, some competing housing options may qualify for government subsidies that may make such options more accessible and therefore more attractive than properties the Fund invests in. These sources of competition could adversely affect the ability of the Fund and the relevant real estate platform to obtain quality residents and lease single family properties on favorable terms.

In addition, increases in unemployment levels and other adverse changes in economic conditions in the markets in which the Fund holds single family rental investments may adversely affect the creditworthiness of potential residents, which may decrease the overall number of qualified residents for properties within such markets. The Fund could also be adversely affected by overbuilding or high vacancy rates of homes in such markets, which could result in an excess supply of homes and reduce occupancy and rental rates. Continuing development of apartment buildings and condominium units in many markets will increase the supply of housing and exacerbate competition for residents.

In addition, improving economic conditions, along with the availability of low residential mortgage interest rates and government sponsored programs to promote home ownership, have made home ownership more accessible for potential renters who have strong credit. These factors may encourage potential renters to purchase residences rather than lease them, thereby causing a decline in the number and quality of potential residents available to the Fund.

Risk of Competition for Assets. Identifying, completing and realizing attractive portfolio investments is competitive and involves a high degree of uncertainty. The Fund’s profitability depends, in large part, on its ability to acquire target assets at attractive prices. In acquiring its target assets, the Fund will compete with developers and other institutional investors including specialty finance companies, public and private funds, REITs, commercial and investment banks, commercial finance and insurance companies and other financial institutions, some of which have greater financial resources and a lower cost of capital than the Fund does. The Fund also competes with individual private home buyers and small-scale investors. Several REITs and other funds have deployed, and others may in the future deploy, significant amounts of capital to purchase single family homes and may have investment objectives that overlap and compete with those of the Fund. As a result of this competition, desirable investments in the Fund’s target assets may be limited in the future and the Fund may not be able to take advantage of attractive investment opportunities from time to time, as the Fund can provide no assurance that it will be able to identify and make investments that are consistent with its investment objective. The Fund cannot assure you that the competitive pressures it faces will not have a material adverse effect on its financial condition or the Fund’s ability to locate, consummate and exit investments that satisfy its investment objective.

Tenant Bankruptcy Risk. There can be no assurance that any tenant that files for bankruptcy protection will continue to pay rent. A bankruptcy filing by, or relating to, a tenant or a lease guarantor would bar efforts by the property owner to collect pre-bankruptcy debts from that tenant or lease guarantor, or its property, unless the property owner receives an order permitting it to do so from the bankruptcy court. In addition, the property owner cannot evict a tenant solely because of bankruptcy. The bankruptcy of a tenant or lease guarantor could delay efforts to collect past due balances under the relevant leases, and could ultimately preclude collection of these sums. If a lease is assumed by a tenant in bankruptcy, all pre-bankruptcy balances due under the lease must be paid to the property owner in full. If, however, a lease is rejected by a tenant in bankruptcy, the property owner would have only a general, unsecured claim for damages. An unsecured claim would only be paid to the extent that funds are available and only in the same percentage as is paid to all other holders of general, unsecured claims. Restrictions under the bankruptcy laws further limit the amount of any other claims that the property owner can make if a lease is rejected. As a result, it is likely that the property owner would recover substantially less than the full value of the remaining rent during the term. If a tenant or a lease guarantor of a property in which the Fund invests files for bankruptcy, the Fund may suffer a significant loss in such investment.

Alternative Lease Arrangement Risk. The Fund may invest in properties sourced and managed by real estate platform(s) that operate an alternative lease program under which a tenant has the right to purchase such home in the future at a certain predetermined price. Such programs are relatively new to the market and any platform operating such programs generally has a limited track record in operating such programs, which subjects the Fund’s investment in these assets to significant risks. For example, an investment in an alternative lease program may not achieve its targeted acquisition yields if proprietary algorithms used by the platform fail to properly analyze market and micro-market factors, and the platform may be unsuccessful in forecasting the rate of lease renewals and home purchases under the alternative lease program. An increase in mortgage interest rates may result in fewer residents exercising their right to purchase their homes, whereas a decrease in mortgage interest rates may result in potential residents being more likely to purchase homes instead of renting homes through the alternative lease program and existing residents being more likely to exercise their rights to purchase their homes. In addition, the average monthly rent of the homes in the portfolio and the impact of other benefits of such alternative lease programs may decrease over time as the portfolio ages and an increasing percentage of the homes in the portfolio transition to a traditional rental program, which may result in decreased rents and lower rental rates, and the platform may be unable to promptly re-lease homes in the portfolio that transition away from the alternative lease program. To the extent that one or more of the above risks is realized, the Fund’s investments in homes under such programs may experience losses. In addition, the applicable real estate platform may encounter other unexpected problems in operating such programs, which could materially and adversely affect the Fund’s investments in such homes.

Portfolio Acquisitions and Dispositions. The Fund may, directly or indirectly through a joint venture or private investment vehicle, acquire or sell properties in bulk from or to other property owners, banks, and loan servicers. When the Fund purchases properties in this manner, the Fund generally does not expect to have the opportunity to conduct in-person inspections on the properties. Such inspection processes may fail to reveal major defects associated with such properties, which may cause the amount of time and cost required to renovate and/or maintain such properties to substantially exceed the Adviser’s estimates. Bulk portfolio acquisitions are also more complex than single property acquisitions, and the Fund may not be able to implement this strategy successfully. The costs involved in locating and performing due diligence (when feasible) on portfolios of homes, as well as negotiating and entering into transactions with potential portfolio sellers, could be significant, and there is a risk that either the seller may withdraw from the entire transaction for failure to come to an agreement or the seller may not be willing to sell the bulk portfolio on terms that the Fund views as favorable. In addition, a seller may require that a group of homes be purchased as a package even though the Fund may not want to purchase certain individual assets in the bulk portfolio. Moreover, financial and other information provided to the Adviser regarding such portfolios during its due diligence may be inaccurate, and the Adviser may not discover such inaccuracies until it is too late to seek remedies against such sellers.

From time to time the Fund may engage, directly or indirectly, in bulk portfolio dispositions of properties consistent with its investment strategy. With respect to any such disposition, the purchaser may default on payment or otherwise breach the terms of the relevant purchase agreement, and it may be difficult for the Fund to pursue remedies against such purchaser or retain or resume possession of the relevant properties. To the extent the Fund pursues such remedies, it may not be able to successfully prevail against the purchaser.

Property Manager Risk. The Fund hires, directly or indirectly, property managers to manage properties and leasing agents to lease vacancies in properties. When the Fund acquires properties from a real estate platform or through a joint venture or similar arrangement with a real estate platform, an affiliate of such platform typically serves as the property manager of the properties. The property managers have significant decision-making authority with respect to the management of properties the Fund owns directly or indirectly. The ability of the Adviser to direct and control how the properties in which the Fund has an investment are managed on a day-to-day basis is limited because it engages other parties to perform this function, because the interest the Fund has in the joint venture or private investment vehicle or other similar arrangement may be non-voting or for other reasons. Any adversity experienced by, or problems in the Fund’s relationship with, property managers or leasing agents could adversely impact the operation and profitability of properties owned directly or indirectly by the Fund.

Cost Overrun and Non-Completion Risk. A substantial portion of the rental properties that the Fund may invest in may require some level of renovation either immediately upon their acquisition or in the future following expiration of a lease or otherwise. The Fund may acquire properties that requires extensive renovation and capital expenditures. In addition, from time to time, properties the Fund invests in may require ongoing maintenance or significant renovations and repairs. The Fund intends to rely on third-party service providers, including those affiliated with the real estate platforms from which the Fund acquired assets, to manage any such renovations or maintenance. The Fund is exposed to all of the risks inherent in property renovation and maintenance, including potential cost overruns, increases in labor and materials costs, delays by contractors in completing work, delays in the timing of receiving necessary work permits, certificates of occupancy, and poor workmanship. Costs of construction or improvements to bring a property up to standards established for the market position intended for that property may exceed original estimates, possibly making a project uneconomical. Other risks may include environmental risks and construction, rehabilitation and if applicable, subsequent leasing of the property not being completed on schedule.

Similarly, the renovation, refurbishment or expansion of a mortgaged or leveraged property that directly or indirectly secures a debt instrument that the Fund holds involves risks of cost overruns and non-completion. If such construction or renovation is not completed in a timely manner, or if it costs more than expected, the borrower of a loan secured by such property that the Fund invests in may experience a prolonged impairment of net operating income and may not be able to make payments on the Fund’s investment.

Property Taxes Risk. Depending on investment structure, the Fund is generally responsible, directly or indirectly, for paying all real property taxes applicable to properties owned by it. The property taxes may increase or decrease as property tax rates change and as the properties are assessed or reassessed by taxing authorities, with any increases in taxes having a negative effect on the performance of the Fund.

Regulatory Risks. The Fund may be adversely affected by new (or revised) laws or regulations imposed by federal, state or local authorities that affect the assets in which the Fund may invest. Because increases in state or local sales, income, service or transfer taxes are generally not passed through to tenants under leases, such increases may adversely affect the Fund’s cash flow and its ability to make distributions to shareholders. Real property is also subject to governmental authorities at the federal, state and local levels who are actively involved in the promulgation and enforcement of regulations relating to land use and zoning restrictions. Regulations may be promulgated that could have the effect of restricting or curtailing certain uses of existing structures or requiring that such structures be renovated or altered in some fashion. The establishment of such regulations could have the impact of increasing the expenses and lowering the profitability of any of the properties affected thereby. Increased costs resulting from increases in real estate, income or transfer taxes or other governmental requirements generally may not be passed through directly to residents, tenants or lessees, inhibiting the ability of the Fund to recover such costs. In addition, the Fund may be adversely impacted by rent control or rent stabilization laws or other laws regulating housing that could prevent property owners from raising rents sufficiently to offset increases in operating costs or from removing delinquent tenants.

Under the Americans with Disabilities Act of 1990 (the “ADA”), all public accommodations and commercial facilities are required to meet certain federal requirements related to access and use by disabled persons. Compliance with the ADA requirements could require removal of access barriers. Non-compliance with the ADA could result in imposition of fines by the U.S. government or an award of damages to private litigants. Future changes to federal, state and local laws also may require modifications to the Fund’s properties, or restrict the Fund’s ability to renovate its properties. While the amounts of such compliance costs, if any, are not currently ascertainable, they may have an adverse effect on the Fund. Generally, remediation work and lawsuits related to ADA issues are not covered by insurance policies obtained by the Fund.

Limited Warranties Risk. The Fund may obtain only limited warranties when it purchases a property directly or indirectly, which will increase the risk that it may lose some or all of its invested capital in the property or rental income from the property which, in turn, could materially adversely affect the Fund’s performance and the Fund’s ability to make distributions. The seller of a property often sells such property in an “as is” condition on a “where is” basis and “with all faults,” without any warranties of merchantability or fitness for a particular use or purpose. In addition, the related real estate purchase and sale agreements may contain only limited warranties, representations and indemnifications that will only survive for a limited period after the closing. Despite the Fund’s efforts, it may fail to uncover all material risks during the diligence process. The purchase of properties with limited warranties increases the risk that the Fund may lose some or all of its invested capital in the property, as well as the loss of rental income from that property if an issue should arise that decreases the value of that property and is not covered by the limited warranties.

Insurance Risk. Certain types of losses, generally of a catastrophic nature, such as earthquakes, floods and hurricanes, may be uninsurable or not economically insurable. The Fund or a joint venture or private investment vehicle through which the Fund invests in properties, if applicable, may not obtain, or require tenants to obtain, certain types of insurance if it is deemed commercially unreasonable. Under such circumstances, the insurance proceeds, if any, might not be adequate to restore the economic value of the property, which might decrease the value of the property. As a result, the Fund could lose its investments in, and anticipated profits and cash flows from, a number of properties.

Environmental Risk. Under various federal, state and local environmental laws, ordinances and regulations, a current or previous owner of real property, such as the Fund or a joint venture or similar vehicle through which the Fund owns real property and tenants, may be considered an owner, operator, or responsible party of such properties and therefore may be liable in certain circumstances for the costs of investigation, removal or remediation of, or related releases of, certain hazardous or toxic substances, including materials containing asbestos, at, under or disposed of in connection with such property, as well as certain other potential costs relating to hazardous or toxic substances, including government fines, liabilities, and damages for injuries to persons and adjacent property.

Furthermore, the Fund may invest in properties, or mortgage loans secured by properties, with environmental problems that materially impair the value of such properties. Even as a lender, if the Fund takes title to collateral with environmental problems or if other circumstances arise, the Fund could be subject to environmental liability. There are substantial risks associated with such an investment.

Mortgage Loan Risk. The Fund’s debt investment in single family rental properties will be secured by properties and will be subject to risks of delinquency, loss, taking title to collateral and bankruptcy of the borrower. The ability of a borrower to repay a loan secured by real property is typically dependent primarily upon the successful operation of such property rather than upon the existence of independent income or assets of the borrower. If the net operating income of the property is reduced or is not increased, depending on the borrower’s business plan, the borrower’s ability to repay the loan may be impaired. If a borrower defaults or declares bankruptcy and the underlying asset value is less than the loan amount, the Fund will suffer a loss. In this manner, real estate values could impact the value of the Fund’s real estate debt investment.

In addition, the Fund may invest in mortgage loans that are not fully amortizing, which means that they may have a significant principal balance or balloon payment due on maturity. Full satisfaction of the balloon payment by a borrower is heavily dependent on the availability of subsequent financing or a functioning sales market, as well as other factors such as the value of the property, the level of prevailing mortgage rates, the borrower’s equity in the property and the financial condition and operating history of the property and the borrower. In certain situations, and during periods of credit distress, the unavailability of real estate financing may lead to default by a borrower. In addition, in the absence of any such takeout financing, the ability of a borrower to repay a loan secured by an income-producing property will depend upon the successful operation of such property rather than upon the existence of independent income or assets of the borrower. If the net operating income of the property is reduced, the borrower’s ability to repay the loan may be impaired.

Mortgage loans are usually non-recourse in nature. In the event of any default under a mortgage or real estate loan held directly by the Fund, the Fund will bear a risk of loss of principal to the extent of any deficiency between the value of the collateral and the principal and accrued interest of the mortgage or real estate loan, which could have a material adverse effect on the Fund’s profitability. In the event of the bankruptcy of a mortgage or real estate loan borrower, the mortgage or real estate loan to such borrower will be deemed to be secured only to the extent of the value of the underlying collateral at the time of bankruptcy (as determined by the bankruptcy court), and the lien securing the mortgage or real estate loan will be subject to the avoidance powers of the bankruptcy director or debtor-in-possession to the extent the lien is unenforceable under state law. Additionally, in the event of a default under any senior debt, the junior or subordinate lender generally forecloses on the equity, purchases the senior debt or negotiates a forbearance or restructuring arrangement with the senior lender in order to preserve its collateral.

Subordinated Real Estate Loan Risk. The Fund may acquire or originate subordinated real estate loans secured by single family rental properties. In the event a borrower defaults on a subordinated loan and lacks sufficient assets to satisfy such loan, the Fund may suffer a loss of principal or interest. In the event a borrower declares bankruptcy, the Fund may not have full recourse to the assets of the borrower, or the assets of the borrower may not be sufficient to satisfy the loan. If a borrower defaults on a loan owned by the Fund or on debt senior to such loan, or in the event of a borrower bankruptcy, such loan will be satisfied only after the senior debt is paid in full.

Where debt senior to a loan owned by the Fund exists, the presence of intercreditor arrangements may limit the Fund’s ability to amend loan documents, assign loans, accept prepayments, exercise remedies (through “standstill periods”), and control decisions made in bankruptcy proceedings relating to borrowers.

Mezzanine Loan Risk. The Fund may invest in mezzanine loans that take the form of subordinated loans secured by a pledge of the ownership interests of either the entity owning the single family rental properties or the entity that owns the interest in the entity owning the properties. These types of investments involve a higher degree of risk than first-lien mortgage loans secured by real property because the investment may become unsecured as a result of foreclosure by the senior lender. In the event of a bankruptcy of the entity providing the pledge of its ownership interests as security, the Fund may not have full recourse to the assets of such entity, or the assets of the entity may not be sufficient to satisfy the Fund’s mezzanine loan. If a borrower defaults on the Fund’s mezzanine loan or debt senior to the Fund’s loan, or in the event of a borrower bankruptcy, the Fund’s mezzanine loan will be satisfied only after the senior debt. As a result, the Fund may not recover some or all of its investment. In addition, mezzanine loans may have higher loan-to-value ratios than conventional mortgage loans, resulting in less equity in the real property and increasing the risk of loss of principal.

Mortgage-Backed Securities Risk. The Fund may invest in securitization vehicles or other special purpose entities that hold mortgages on single family rental properties. Such investments may involve risks that differ from or are greater than risks associated with other types of investments. For example, such mortgage-backed securities may be more sensitive to changes in prevailing interest rates than other securities. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-backed security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase.

Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related assets, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, the Fund may exhibit additional volatility since individual mortgage holders are less likely to exercise prepayment options, thereby putting additional downward pressure on the value of these securities and potentially causing the Fund to lose money. This is known as extension risk. Mortgage-backed securities can be highly sensitive to rising interest rates, such that even small movements can cause the Fund to lose value. Mortgage-backed securities, and in particular those not backed by a government guarantee, are subject to credit risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because the Fund may have to reinvest that money at the lower prevailing interest rates.

The mortgage-backed securities in which the Fund invests are also subject to risks associated with their structure and the nature of the underlying mortgages and the servicing of those mortgages; for this reason, many of the other risks described herein are relevant to the mortgage-backed securities to which the Fund has exposure. There is risk that the underlying debt securities will default. In the event of default, the holder of a mortgage-backed security may not have a security interest in the underlying collateral, and even if such a security interest exists, the recovery on repossessed collateral might be unavailable or inadequate to support payments on the underlying investments. Payment of interest and repayment of principal on mortgage-backed securities, as well as the return associated with an equity investment in a mortgage-backed security, is largely dependent upon the cash flows generated by the underlying mortgages backing the securities. The risks and returns for investors like the Fund in mortgage-backed securities depend on the tranche in which the investor holds an interest. The debt tranche(s) are entitled to receive payment before the equity if the cash flow generated by the underlying mortgages is insufficient to allow the vehicle to make payments on all of the tranches. The debt tranche(s), therefore, may receive higher credit ratings (if rated) and the equity tranche may be considered more speculative. Many mortgage-backed securities in which the Fund invests may be difficult to value and may be deemed illiquid. Mortgage-backed securities may have the effect of magnifying the Fund’s exposure to changes in the value of the underlying mortgages and may also result in increased volatility in the Fund’s NAV. This means the Fund may have the potential for greater gains, as well as the potential for greater losses, than if the Fund owned the underlying mortgages directly. The value of an investment in the Fund may be more volatile and other risks tend to be compounded if and to the extent that the Fund is exposed to mortgage-backed securities. In the event that the market for mortgage-backed securities experiences high volatility and a lack of liquidity, the value of many mortgage-backed securities may decline. Any mishandling of related documentation by a servicer may also affect the rights of the security holders in and to the underlying collateral.

Illiquidity Risk. The Fund is designed for long-term investors and an investment in the Fund’s Shares should be considered illiquid. The Shares are not listed for trading on any securities exchange. There is no public market for the Shares, although the Fund may consider listing its Shares in the future.

The Fund’s interval fund structure only provides limited liquidity. The Fund conducts annual repurchase offers for Shares, which the Fund expects to be for a maximum of 5% of the Fund’s outstanding Shares. It is possible that a repurchase offer may be oversubscribed, with the result that shareholders may only be able to have a portion of their Shares tendered for repurchase actually repurchased on the desired repurchase date. There is no assurance that you will be able to tender your Shares when or in the amount that you desire.

To the extent consistent with the repurchase liquidity requirement of an interval fund, the Fund will invest primarily in illiquid investments. Because real estate investments are relatively illiquid, it may be difficult or impossible for the Fund to sell such assets at the time that the Fund would like or at the price that the Fund believes the investment is currently worth. The Fund’s ability to realize full value in the event of the need to liquidate certain assets may be impaired and this may result in losses to the Fund. The Fund may be unable to sell its investments, even under circumstances when the Adviser believes it would be in the best interests of the Fund to do so. Illiquid investments may also be difficult to value and their pricing may be more volatile than more liquid investments, which could adversely affect the price at which the Fund is able to sell such instruments. The risks associated with illiquid instruments may be particularly acute in situations in which the Fund’s operations require cash (such as in connection with repurchase offers) and could result in the Fund borrowing to meet its short-term needs or incurring losses on the sale of illiquid instruments. In addition, the risks associated with illiquid instruments will be particularly acute when the Fund winds down its investments upon the expiration of its term and the Fund may be forced to incur losses on the sale of illiquid instruments or to delay the wind-down process.

Distribution Risk. There can be no assurance that the Fund will achieve investment results that will allow the Fund to make a specified level of cash distributions or maintain certain levels of cash distributions. All distributions will be paid at the discretion of the Adviser and may depend on the Fund’s earnings, the Fund’s net investment income, the Fund’s financial condition, compliance with applicable regulations and such other factors as the Adviser may deem relevant from time to time. Subject to the requirements of the 1940 Act, the Fund may make distributions from sources other than current income, including capital gains, proceeds from this offering or from borrowings, or return of capital. In addition, subject to the Fund’s compliance with REIT requirements, the Fund may reinvest part or all of its income to acquire new assets.

Investments Longer than Term. The Fund may make investments that may not be realized prior to the date the Fund is dissolved. The Fund may attempt to sell, distribute, or otherwise dispose of investments at a time that may be disadvantageous, and as a result, the price obtained for such investments may be less than that which could have been obtained if the investments were held for a longer period of time. Moreover, the Fund may be unsuccessful in realizing investments at the time of the Fund’s dissolution. There can be no assurance that the winding up of the Fund and the final distribution of its assets will be able to be executed expeditiously.

Subsequent Fund Risk. As described in more detail under “Dividend Reinvestment Plan” below, after the Subscription Period of the Fund, dividends and capital gains distributions will automatically be invested on behalf of Fund shareholders in the Subsequent Fund that is open to investment at the relevant time, if any. Investing dividends and capital gains distributions in the applicable Subsequent Fund involves risks, which the Adviser expects to be substantially similar to the risks of investing in the Fund. In addition, there can be no assurance that any Subsequent Fund will perform as well or better than the Fund, and any such Subsequent Fund may underperform the Fund, which would adversely affect your return as compared to reinvestment in the Fund itself and could result in your investment performing worse than if you had accepted such dividends and capital gains in the form of cash. Any investment in a Subsequent Fund could result in a loss of some or all of the amount invested in such Subsequent Fund. Furthermore, the Adviser may decide not to launch any such Subsequent Fund or to modify the subscription period of any such Subsequent Fund in its sole discretion, which could result in there being no eligible Subsequent Fund in which to invest dividends and capital gains distributions. In that event, dividends and capital gains distributions will be distributed in cash.

Privacy and Data Security Laws. The Gramm-Leach-Bliley Act (“GLBA”) and other laws limit the disclosure of certain non-public personal information about a consumer to non-affiliated third parties and require financial institutions to disclose certain privacy policies and practices with respect to information sharing with both affiliates and non-affiliated third parties. Many states and a number of non-U.S. jurisdictions have enacted privacy and data security laws requiring safeguards on the privacy and security of consumers’ personally identifiable information. Other laws deal with obligations to safeguard and dispose of private information in a manner designed to avoid its dissemination. Privacy rules adopted by the U.S. Federal Trade Commission implement GLBA and other requirements and govern the disclosure of consumer financial information by certain financial institutions, ranging from banks to private investment funds.

The Fund generally does not intend to obtain or hold non-public personal information of tenants or borrowers, and the Fund intends to implement procedures designed to prevent the disclosure of non-public personal information to the Fund. However, service providers to the Fund, including the Fund’s custodians, property managers and loan servicers, may obtain, hold or process such information. Violations of privacy and data protection laws could subject the Fund to litigation and/or fines, penalties or other regulatory action, which, individually or in the aggregate, could have an adverse effect on the Fund. The Fund may also face regulations related to privacy and data security in the other jurisdictions in which the Fund invests.

Leverage Risk. The Fund intends to obtain financing to make investments and/or to fund Share repurchases. The Fund also may obtain leverage through asset-backed securities that afford the Fund economic leverage. Leverage magnifies the Fund’s exposure to declines in the value of one or more underlying reference assets or creates investment risk with respect to a larger pool of assets than the Fund would otherwise have and may be considered a speculative technique. For example, if the Fund obtains structural leverage that finances its investments, a decrease in the value of those investments will negatively impact the Fund’s net asset value to a greater extent than if the Fund had not used leverage. The value of an investment in the Fund will be more volatile and other risks tend to be compounded if and to the extent that the Fund borrows or uses derivatives or other investments that have embedded leverage. In addition, the Fund’s interests in Subsidiaries, joint ventures, private investment and similar vehicles that have entered into borrowing arrangements typically will rank after such borrowings and if such vehicles’ assets decline in value, the return on the Fund’s equity interest may be adversely affected.

Market conditions may unfavorably impact the Fund’s ability to secure borrowings on favorable or commercially feasible terms. The Fund’s borrowings may be on a secured or unsecured basis, and at fixed or variable rates of interest. Borrowing will also cost the Fund interest expense and other fees. The costs of borrowing will reduce the Fund’s return. Unless the rate of return, net of applicable Fund expenses, on the Fund’s investments exceeds the costs to the Fund of the leverage it utilizes, the investment of the Fund’s net assets attributable to leverage will generate less income than will be needed to pay the costs of the leverage and the facility fees that the Fund pays, resulting in a loss to the Fund even if the rate of return on those assets is positive. To the extent the Fund is able to secure financing, fluctuations in interest rates could increase the costs associated with the Fund’s use of certain forms of leverage, and such costs could reduce the Fund’s return.

The 1940 Act requires a closed-end fund to have asset coverage of not less than 300% of the value of the outstanding amount of senior securities representing indebtedness (as defined in the 1940 Act) at the time of the indebtedness issuance and generally requires a closed-end fund to make provision to prohibit the declaration of any dividend (except a dividend payable in stock of the fund) or distribution on the fund’s stock or the repurchase of any of the fund’s stock, unless, at the time of the declaration or repurchase, there is asset coverage of at least

300%, after deducting the amount of the dividend, distribution or purchase price, as the case may be. To satisfy 1940 Act requirements in connection with leverage or to meet obligations, the Fund may be required to dispose of portfolio securities when such disposition might not otherwise be desirable. Engaging in such transactions may cause the Fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Because, as discussed in more detail under “Illiquidity Risk” above, the Fund’s portfolio will be substantially illiquid, any such disposition or liquidation could result in losses to the Fund. There can be no assurances that the Fund’s use of leverage will be successful.

The above-described risks associated with leverage arise from leverage that the Fund obtains directly as well as from leverage the Fund obtains indirectly through Subsidiaries, joint ventures, private investment vehicles or other similar arrangements.

The Fund’s borrowings may be secured by investments held by Subsidiaries of the Fund. The Subsidiaries of the Fund that pledge investments to secure the Fund’s borrowings are typically separate bankruptcy-remote entities formed for the purpose of holding specific securities and pledging those securities to secure the Fund’s borrowing. The assets of any such Subsidiary are not available to other creditors, or to any other Subsidiary or the Fund, except to the extent of permitted distributions made to the Fund.

Effects of Leverage. Assuming that senior securities represent approximately [    ]% of the Fund’s total assets (including the amounts of such senior securities) and that the Fund bears expenses relating to such senior securities at an annual effective interest rate of [    ]% (based on interest rates for such senior securities as of a recent date), the annual return that the Fund’s portfolio must experience (net of expenses) in order to cover the costs of such senior securities would be approximately [    ]%. These figures are merely estimates based on current market conditions, used for illustration purposes only. Actual expenses associated with senior securities used by the Fund may vary frequently and may be significantly higher or lower than the rate used for the example above.

The following table is furnished in response to requirements of the Commission. It is designed to illustrate the effects of the Fund’s leverage due to senior securities on corresponding Share total return, assuming investment portfolio total returns (consisting of income and changes in the value of investments held in the Fund’s portfolio) of -10%, -5%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns expected to be experienced by the Fund. The table further assumes that the Fund’s senior securities represent approximately [     ]% of the Fund’s total assets (including such senior securities) and an annual rate of interest of [     ]% (as discussed above). Your actual returns may be greater or less than those appearing below.

Assumed Return on Portfolio (Net of Expenses)	(10.00)%		(5.00)%		0.00%		5.00%		10.00%
Corresponding Share Total Return	([ ]	)%	([ ]	)%	([ ]	)%	[ ]	%	[ ]	%

Corresponding Share total return is composed of two elements — the Share dividends paid by the Fund (the amount of which is largely determined by the net investment income of the Fund after paying interest expenses on the Fund’s senior securities) and gains or losses on the value of the investments the Fund owns.

The Fund intends to use leverage (whether through the use of senior securities or otherwise) to achieve its investment objective, as a liquidity source to fund repurchases or for temporary and extraordinary purposes and may consider other potential uses in the future. The Fund’s willingness to use leverage, and the extent to which leverage is used at any time, will depend on many factors, including Stone Ridge’s assessment of the yield curve environment, interest rate trends, market conditions, and other factors.

Risk of Fraud. The Fund may be subject to the risk of fraudulent activity associated with the various parties involved in real estate investments, including the sellers of properties, issuers of real estate loans, banks, borrowers and third parties handling borrower, investor and tenant information. There can be no assurance that the Adviser will be able to detect or prevent irregular accounting, employee misconduct or other fraudulent practices during the due diligence phase or during our efforts to monitor the investments on an ongoing basis or that any risk management procedures implemented by the Fund will be adequate. When conducting due diligence and making an assessment regarding an investment, the Adviser will rely on the resources available to it, including information provided by the seller of the investment and, in some circumstances, third-party investigations. The due diligence investigation that the Adviser carries out with respect to any investment opportunity may not reveal or highlight all relevant facts that may be necessary or helpful in evaluating such investment opportunity. Moreover, such an investigation will not necessarily result in the investment being successful.

Consultants, legal advisers, appraisers, accountants, investment banks and other third parties may be involved in the due diligence process and/or the ongoing operation of our portfolio properties to varying degrees depending on the type of investment. For example, certain asset management and finance functions, such as data entry relating to a portfolio property, may be outsourced to a third-party service provider whose fees and expenses will be borne by such portfolio property or the Fund. Such involvement of third-party advisers or consultants may present a number of risks primarily relating to our reduced control of the functions that are outsourced.

Below Investment Grade Securities and Unrated Securities Risk. The Fund may have exposure, without limitation, to investments that are rated below investment grade or that are unrated but are judged by the Adviser to be of credit quality comparable to securities rated below investment grade by a nationally recognized statistical rating organization. Below investment grade debt securities, which are commonly called “junk bonds,” are rated below BBB- by Standard & Poor’s Ratings Services (“S&P”) or Baa3 by Moody’s Investors Service, Inc., (“Moody’s”), or have comparable ratings by another rating organization. Accordingly, certain of the Fund’s unrated investments could constitute a highly risky and speculative investment, similar to an investment in “junk bonds.”

Below investment grade investments may be subject to greater risks than other investments, including greater levels of risk related to changes in interest rates, credit risk (including a greater risk of default) and liquidity risk. The ability of the issuer to make principal and/or interest payments is predominantly speculative for below investment grade investments or unrated investments judged by the Adviser to have a similar quality. Below investment grade investments or unrated investments judged by the Adviser to be of comparable quality may be more susceptible to real or perceived adverse economic and competitive industry or business conditions than higher-grade investments. Yields on below investment grade investments will fluctuate.

Interest Rate Risk. The values of the Fund’s investments in real estate debt investments change in response to interest rate changes. In general, the value of a debt security is likely to fall as interest rates rise. This risk is generally greater for obligations with longer maturities or for debt securities that do not pay current interest. Debt securities with floating interest rates can be less sensitive to interest rate changes, although, to the extent the Fund’s income is based on short-term interest rates that fluctuate over short periods of time, income received by the Fund may decrease as a result of a decline in interest rates; floating rate loans can also decrease in value if their interest rates do not rise as quickly or as much as market interest rates. Conversely, variable rate instruments generally will not increase in value if interest rates decline. When interest rates increase or for other reasons, debt securities may be repaid more slowly than expected. As a result, the maturity of the debt instrument may be extended, increasing the potential for loss.

Interest rate changes can be sudden and unpredictable, and the Fund may lose money if these changes are not anticipated by the Adviser. A wide variety of factors can cause interest rates to fluctuate (e.g., central bank monetary policies, inflation rates, general economic conditions and market developments), and debt securities may be difficult to value during such periods. Over the past decade, governmental financial regulators, including the U.S. Federal Reserve, have taken steps to maintain historically low interest rates by purchasing bonds. Continued economic recovery, the U.S. Federal Reserve’s conclusion of its quantitative easing program and recent increases in interest rates could increase the probability that interest rates will continue to rise in the near future. To the extent the U.S. Federal Reserve continues to raise interest rates, there is a risk that rates across the financial system may rise, which could have an adverse effect on prices for debt securities and on the management of the Fund.

Prepayment Risk. Borrowers may decide to prepay all or a portion of the remaining principal amount due under a real estate loan at any time, without penalty, unless the underlying loan agreement provides for prepayment penalties. Prepayment reduces the yield to maturity and the average life of a loan or other security. In the event of a prepayment of all or a portion of the remaining unpaid principal amount of a loan to which the Fund has investment exposure, the Fund will receive such prepayment but further interest will cease to accrue on the prepaid portion of the loan after the date of the prepayment. If the Fund buys a security at a premium, the premium could be lost in the event of a prepayment. In periods of falling interest rates, the rate of prepayments (and price fluctuation) tends to increase as borrowers are incentivized to pay off debt and refinance at new lower rates. Borrowers may also seek to prepay debt obligations in order to refinance at lower interest rates if their credit standing improves such that they are eligible to borrow at a lower interest rate. During such periods, the Fund generally will be forced to reinvest the prepayment proceeds at lower rates of return than the Fund expected to earn on the prepaid assets, provided that the Fund is able to identify suitable reinvestment opportunities, which may adversely impact the Fund’s performance.

Valuation Risk. The Fund is subject to valuation risk, which is the risk that one or more of the assets in which the Fund invests are priced incorrectly, due to factors such as incomplete data, market instability or human error. If the Fund ascribes a higher value to assets and their value subsequently drops or fails to rise because of market factors, returns on the Fund’s investment may be lower than expected and could experience losses.

The Fund typically uses third-party valuation agents to value the properties that the Fund holds directly or through a Subsidiary and uses third-party pricing servicers to value the Fund’s investments in real estate debt instruments or mortgage-backed securities, as market quotations generally are not available. The Fund’s investments may also be fair valued by the Adviser Valuation Committee as defined under, and in accordance with the procedures described under, “Determination of Net Asset Value” below. Such fair valuations may take into account rates from third-party appraising firms or valuation agents, including those affiliated with the real estate platforms from which the Fund purchases assets, in valuing assets. There is no assurance that the Fund could sell a portfolio asset for the value established for it at any time and it is possible that the Fund would incur a loss because a portfolio asset is sold at a discount to its established value. If assets are mispriced, shareholders could lose money upon sale in connection with a periodic repurchase offer or could pay too much for Shares purchased.

Ramp-up and Exposure Risk. Although the Fund currently intends to invest the proceeds from any sale of Shares offered hereby as soon as practicable, such investments may be delayed if suitable investments are unavailable at the time. If the Fund is not able to deploy capital in a timely or efficient manner, it may be forced to invest in cash, cash equivalents or other assets that may result in lower returns than the return obtainable from the type of investments in the real estate industry the Fund seeks to acquire. Such investments may also make it more difficult for the Fund to qualify as a REIT. There can be no assurances as to how long it will take the Fund to invest the net proceeds from sales of Fund Shares, and the longer the period the greater the likelihood that the Fund’s performance will be adversely affected.

A large proportion of the Fund’s portfolio may consist of assets obtained from or through a small number of platforms. There may only be a limited number of platforms providing access to the types of assets in which the Fund invests. The Fund also faces competition for access to platforms, including from other institutional investors. Such competitors may have higher risk tolerance, greater financial or other resources and/or other advantages as compared to the Fund. If the Fund’s access to platforms is limited, whether due to market conditions, competitive pressures, termination of existing arrangements or other factors, its exposure to the risks associated with individual platforms may increase.

Geographic Focus Risk. The Fund’s investments will be concentrated in the U.S. The Fund is not subject to any geographic restrictions when investing and, therefore, could focus its investments in a particular geographic region, within the U.S. A geographic focus in a particular region may expose the Fund to an increased risk of loss due to risks associated with that region. Certain regions from time to time will experience weaker economic conditions than others and, consequently, will likely experience higher rates of delinquency and loss than on similar investments across the geographic regions to which the Fund is exposed. In the event that a significant portion of the Fund’s investments relate to loans owed by borrowers resident or operating in certain specific geographic regions, any localized economic conditions, weather events, natural or man-made disasters or other factors affecting those regions in particular could increase delinquency and defaults on the assets to which the Fund is exposed and could negatively impact Fund performance. Further, any focus of the Fund’s investments in one or more regions would have a disproportionate effect on the Fund if governmental authorities in any such region took action against any of the participants in the real estate industry doing business in that region.

Government Securities Risk. The Fund may invest in securities issued or guaranteed by the U.S. government (including U.S. Treasury obligations that differ in their interest rates, maturities and times of issuance) or its agencies and instrumentalities (such as Ginnie Mae, Fannie Mae or Freddie Mac). U.S. government securities are subject to market risk, risks related to changes in interest rates and credit risk. Securities, such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity and the market prices for such securities will fluctuate. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of interest or principal. This would result in losses to the Fund. Securities issued or guaranteed by U.S. government related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government would provide financial support. Therefore, U.S. government-related organizations may not have the funds to meet their payment obligations in the future. As a result of their high credit quality and market liquidity, U.S. government securities generally provide a lower current return than obligations of other issuers.

Investments in Other Pooled Investment Vehicles. Direct or indirect investing in another pooled investment vehicle, including securitization vehicles that issue asset-backed securities, including mortgage-backed securities, exposes the Fund to all of the risks of that vehicle’s investments. The Fund bears its pro rata share of the expenses of any such vehicle, in addition to its own expenses. The values of other pooled investment vehicles are subject to change as the values of their component assets fluctuate. To the extent the Fund invests in managed pooled investment vehicles, the performance of the Fund’s investments in such vehicles will be dependent upon the investment and research abilities of persons other than the Adviser. The securities offered by such vehicles typically are not registered under the securities laws because they are offered in transactions that are exempt from registration.

Market Risk. The Fund’s business and operations are dependent on the real estate industry generally, which in turn is dependent upon broad economic conditions. Challenging economic and financial market conditions may cause the Fund to experience an increase in the number of investments that result in losses, including delinquencies in loans, non-performing rental properties and a decrease in the value of properties that the Fund owns or that secure the Fund’s debt or alternative financing investments, all of which could adversely affect the Fund’s performance. The Fund may be forced to sell assets at undesirable prices, which may result in the Fund’s NAV declining and the Fund incurring substantial losses.

These conditions may increase the volatility of the value of real estate investments made by the Fund. These developments also may make it more difficult for the Fund to accurately value its investments or to sell its investments on a timely basis. These developments, including rising interest rates, could adversely affect the ability of the Fund to use leverage for investment purposes and increase the cost of such leverage, which would reduce returns. Such developments could, in turn, diminish significantly the Fund’s revenue from investments and adversely affect the Fund’s NAV.

Volatility Risk. The market value of the real estate related securities to which the Fund has exposure may increase or decrease, sometimes rapidly and unpredictably, based upon changes in an issuer’s financial condition and/or overall market and economic conditions. Because many of the Fund’s real estate related securities investments may be illiquid and/or below investment grade (or unrated, but of a similar quality; debt securities that are below investment grade are commonly called “junk bonds”), the Fund may be subject to increased volatility risk. In addition, the Fund’s use of leverage increases the volatility of the Fund’s value.

Management and Operational Risk; Cyber-Security Risk. The Fund is subject to management risk because it relies on the Adviser’s ability to achieve its investment objective. The Fund runs the risk that the Adviser’s investment techniques will fail to produce desired results and cause the Fund to incur significant losses. The Adviser may fail to use derivatives effectively, may select investments that do not perform as anticipated by the Adviser and may choose to hedge or not to hedge positions at disadvantageous times.

Any imperfections, errors or limitations in quantitative analyses and models used by the Adviser as part of its investment process could affect the Fund’s performance. Models that appear to explain prior market data can fail to predict future market events. Further, the data used in models may be inaccurate or may not include the most recent information about a company or a security.

The Fund also is subject to the risk of loss as a result of other services provided by the Adviser and other service providers, including pricing, administrative, accounting, tax, legal, custody, transfer agency and other services. Operational risk includes the possibility of loss caused by inadequate procedures and controls, human error and cyber attacks, disruptions and failures affecting, or by, a service provider. For example, trading delays or errors (both human and systematic) could prevent the Fund from benefiting from potential investment gains or avoiding losses.

The Fund and its service providers’ use of internet, technology and information systems may expose the Fund to potential risks linked to cyber-security breaches of those technological or information systems. Cyber-security breaches could allow unauthorized parties to gain access to proprietary information, customer data or Fund assets, or cause the Fund or its service providers to suffer data corruption or lose operational functionality. With the increased use of technologies and the dependence on computer systems to perform necessary business functions, investment companies (such as the Fund) and their service providers (including the Adviser) may be prone to operational and information security risks resulting from cyber attacks and/or other technological malfunctions. In general, cyber attacks are deliberate, but unintentional events may have similar effects. Cyber attacks include, among others, stealing or corrupting data maintained online or digitally, preventing legitimate users from accessing information or services on a website, releasing confidential information without authorization, and causing operational disruption. Successful cyber attacks against, or security breakdowns of, the Fund, the Adviser, or the custodian, transfer agent, or other third-party service provider may adversely affect the Fund or its shareholders. For instance, cyber attacks may interfere with the processing of shareholder transactions, affect the Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential Fund information, impede trading, cause reputational damage, result in theft of Fund assets, and subject the Fund to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and additional compliance costs. Similar types of cyber-security risks may also be present for issuers of securities in which the Fund invests or such issuers’ counterparties, which could result in material adverse consequences for such issuers and could cause the Fund’s investment in such securities to lose value. While the Adviser has established business continuity plans and systems designed to prevent cyber attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified.

Equity Investment Risk. Equity securities fluctuate in price, and their short-term volatility at times may be great. To the extent that the Fund obtains exposure to equity securities, the value of the Fund’s portfolio will be affected by changes in the stock markets. Market risk can affect the Fund’s net asset value per share, which will fluctuate as the values of the Fund’s portfolio securities change. The prices of individual equity securities do not all move in the same direction uniformly or at the same time. Different stock markets may behave differently from one another.

Preferred equity securities are subject to certain risks that differ from those applicable to fixed income instruments and common stock. The value of preferred securities will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred securities may also be sensitive to changes in interest rates. When interest rates rise, the fixed dividend on preferred securities may be less attractive, causing the price of preferred stocks to decline. Preferred securities of smaller companies may be more vulnerable to adverse developments than preferred stock of larger companies. When a company’s common stock appreciates in value, preferred equity securities may not participate fully, or at all, in such appreciation.

Risks Related to the Fund’s REIT Status and Other Tax-Related Risks.

The Fund’s failure to qualify as a REIT would subject the Fund to U.S. federal income tax and reduce cash available for distribution to shareholders. The Fund intends to operate in a manner so as to qualify as a REIT for U.S. federal income tax purposes. As a REIT, the Fund generally would not be taxable on its net income distributed currently to its shareholders. However, qualification as a REIT involves the application of highly technical and complex Code provisions for which only a limited number of judicial and administrative interpretations exist. Furthermore, the Fund’s Charter does not contain typical provisions related to REIT ownership restrictions and therefore does not ensure that the Fund will satisfy the diversity requirement related to the Fund’s share ownership necessary for qualification as a REIT. Even an inadvertent or technical mistake could jeopardize the Fund’s REIT qualification. The Fund’s qualification as a REIT will depend on its satisfaction of certain asset, income, organizational, distribution, shareholder ownership and other requirements on a continuing basis. Moreover, new tax legislation, administrative guidance or court decisions, in each instance potentially with retroactive effect, could make it more difficult or impossible for the Fund to qualify as a REIT.

If the Fund fails to qualify as a REIT in any taxable year, it would be subject to U.S. federal and applicable state and local income tax on its taxable income at corporate rates, in which case the Fund might be required to borrow or liquidate some investments in order to pay the applicable tax. Losing its REIT qualification would reduce the Fund’s net income available for investment or distribution to shareholders because of the additional tax liability, which, in turn, would have an adverse impact on the value of the Fund’s shares. In addition, distributions to shareholders would no longer qualify for the dividends-paid deduction and the Fund would no longer be required to make distributions. Furthermore, if the Fund fails to qualify as a REIT in any taxable year for which it has elected to be taxed as a REIT, unless it qualifies for certain statutory relief provisions, it would generally be unable to qualify as a REIT for the four taxable years following the year in which its REIT qualification is lost.

Even if the Fund qualifies as a REIT for U.S. federal income tax purposes, it may be subject to other tax liabilities that reduce its cash flow and its ability to make distributions. Even if the Fund qualifies as a REIT for U.S. federal income tax purposes, the Fund may be subject to certain U.S. federal, state and local taxes on its income and assets, including taxes on any undistributed income or property. Any of these taxes would decrease cash available for distribution to shareholders. For example, to the extent that the Fund satisfies the distribution requirement but distributes less than 100% of its net taxable income, it will be subject to U.S. federal corporate income tax on the undistributed income. In addition, the Fund will be subject to a 4% nondeductible excise tax on the amount, if any, by which distributions it pays in any calendar year are less than the sum of 85% of its ordinary income, 95% of its capital gain net income and 100% of its undistributed income from prior years. Also, if the Fund has net income from the sale of foreclosure property that it holds primarily for sale to customers in the ordinary course of business or other non-qualifying income from foreclosure property, it must pay a tax on that income at the highest corporate income tax rate. Further, if the Fund sells an asset, other than foreclosure property, that it holds primarily for sale to customers in the ordinary course of business and does not qualify for a safe harbor in the Code, its gain would be subject to the 100% “prohibited transaction” tax. Any domestic taxable REIT subsidiary (“TRS”) of the Fund, if any, will be subject to U.S. federal corporate income tax on its income, and any non-arm’s-length transactions between the Fund and any

TRS, such as excessive rents charged to a TRS, could be subject to a 100% tax. The Fund may also be subject to state or local income, property and transfer taxes, such as mortgage recording taxes.

The Fund’s Charter contains provisions that may limit a shareholder’s ownership interest in the Fund. For the Fund to qualify as a REIT under the Code, not more than 50% of the value of the outstanding Shares may be owned, directly or indirectly, by five or fewer individuals (including certain entities treated as individuals for this purpose) during the last half of a taxable year. For the purpose of assisting the Fund’s qualification as a REIT for U.S. federal income tax purposes, among other purposes, the Fund’s Charter prohibits beneficial or constructive ownership by any person or group of more than 9.8%, in value or number of Shares, whichever is more restrictive, of the outstanding Shares, or 9.8% in value or number of Shares, whichever is more restrictive, of the Fund’s outstanding capital stock of all classes or series (the “Ownership Limit”). In addition, Shares may be subject to mandatory participation in a repurchase offer by operation of the Fund’s Charter when a shareholder would otherwise own greater than 9.8% of the Fund’s outstanding Shares after giving effect to the repurchase offer, unless such requirement is waived by the Adviser, as described under “Description of the Fund.” However, mandatory participation in a repurchase offer does not ensure that the Fund will satisfy the diversity requirement regarding the Fund’s share ownership necessary for qualification as a REIT. Furthermore, the Fund’s Charter does not currently include certain other typical REIT ownership provisions. Accordingly there can be no assurance that the Fund will be able to satisfy such requirements. If the Fund fails to satisfy these requirements, it may fail to qualify as a REIT and may suffer adverse tax consequences. The Fund’s Charter also includes additional provisions that will become effective when and if the Fund publicly lists its Shares to ensure no shareholder owns greater than 9.8% of the Fund’s outstanding Shares without the consent of the Adviser. These limitations may have the effect of precluding a change in control of the Fund by a third party, even if such change in control would be in the best interests of shareholders or would result in receipt of a premium to the price of Shares (and even if such change in control would not reasonably jeopardize the Fund’s REIT status).

The Fund’s qualification as a REIT could be jeopardized as a result of an interest in joint ventures or private investment funds. The Fund will invest in joint ventures or private investment vehicles that may be structured as limited partnerships, limited liability companies, private REITs, and other legal forms. If a joint venture or private investment vehicle in which the Fund owns an interest takes or expects to take actions that could jeopardize the Fund’s qualification as a REIT or require it to pay tax, the Fund may be forced to dispose of its interest in such entity or contribute such interest to a TRS. In addition, it is possible that a joint venture or private investment vehicle could take an action which could cause the Fund to fail a REIT gross income or asset test, and that the Fund would not become aware of such action in time to dispose of its interest in the joint venture or private investment vehicle or take other corrective action on a timely basis. The Fund will have to take into account income of such joint ventures and private investment vehicles that are classified as partnerships for U.S. federal income tax purposes, without regard to whether such joint ventures or private investment vehicles make distributions to the Fund to fund its distribution requirements.

Complying with REIT distribution requirements could adversely affect the Fund’s ability to execute its business plan and may force the Fund to borrow funds to make distributions to shareholders or otherwise depend on external sources of capital to fund such distributions. To qualify as a REIT, the Fund is required to distribute annually at least 90% of its taxable income, subject to certain adjustments, to its shareholders. The Fund may be required to make distributions to shareholders at times when it would be more advantageous to reinvest cash in its business or when the Fund does not have funds readily available for distribution. Thus, compliance with the REIT requirements may hinder the Fund’s ability to operate solely on the basis of maximizing profits.

To the extent that the Fund satisfies the distribution requirement, but distributes less than 100% of its taxable income, it will be subject to U.S. federal corporate income tax on its undistributed taxable income. In addition, the Fund may elect to retain and pay income tax on its net long-term capital gain.

In that case, if the Fund so elects, a shareholder would be taxed on its proportionate share of the Fund’s undistributed long-term gain and may seek a credit or refund for its proportionate share of the tax the Fund paid. Furthermore, the Fund will be subject to a 4% nondeductible excise tax if the actual amount that it distributes to its shareholders in a calendar year is less than a minimum amount specified under U.S. federal tax laws.

From time to time, the Fund’s taxable income may be greater than its cash flow available for distribution to shareholders as a result of, among other things, investments in assets that generate taxable income in advance of the corresponding cash flow from the assets. The Fund also may be allocated income from joint ventures or private investment vehicles that are classified as partnerships for U.S. federal income tax purposes without corresponding distributions. The Fund also may be required to distribute substantial amounts to satisfy its redemption obligations that do not count towards its satisfaction of its REIT distribution requirements.

If the Fund does not have other funds available in the situations described in the preceding paragraphs, it could be required to borrow funds on unfavorable terms, sell investments at disadvantageous prices or find another alternative source of funds to make distributions sufficient to enable the Fund to distribute enough of its taxable income to satisfy the REIT distribution requirements and to avoid corporate income tax and the 4% excise tax in a particular year. These alternatives could increase the Fund’s costs or reduce its equity.

Because of the distribution requirements, it is unlikely that the Fund will be able to fund all future capital needs, including capital needs in connection with investments, from cash retained from operations. As a result, to fund future capital needs, the Fund likely will have to rely on third-party sources of capital, including both debt and equity financing, which may or may not be available on favorable terms or at all. The Fund’s access to third-party sources of capital will depend upon a number of factors, including its current and potential future earnings and cash distributions.

Complying with REIT requirements may cause the Fund to forego otherwise attractive opportunities or liquidate otherwise attractive investments. To qualify as a REIT for U.S. federal income tax purposes, the Fund must continually satisfy tests concerning, among other things, the sources of its income, the nature and diversification of its assets, the amounts it distributes to shareholders and the ownership of its stock. As discussed above, the Fund may be required to make distributions to shareholders at disadvantageous times or when it does not have funds readily available for distribution. Additionally, the Fund may be unable to pursue investments that would be otherwise attractive to it in order to satisfy the requirements for qualifying as a REIT.

Compliance with the REIT requirements may hinder the Fund’s ability to operate solely on the basis of profit maximization, will limit the Fund’s ability to invest in certain types of investments and may require the Fund to liquidate investments from its portfolio, or refrain from making, otherwise attractive investments. These actions could have the effect of reducing the Fund’s income and amounts available for distribution to shareholders.

Complying with REIT requirements may limit the Fund’s ability to hedge effectively. The REIT provisions of the Code may limit the Fund’s ability to hedge its operations effectively. Income and gain from qualifying hedges will be excluded from both the numerator and the denominator for purposes of the Fund’s 75% and 95% gross income tests. The Fund’s aggregate gross income from non-qualifying hedges, fees and certain other non-qualifying sources cannot exceed 5% of its annual gross income. As a result, the Fund might have to limit its use of advantageous hedging techniques or implement those hedges through a TRS. Any hedging income earned by a TRS would be subject to federal, state and local income tax at regular corporate rates. This could increase the cost of the Fund’s hedging activities or expose the Fund to greater risks associated with interest rate or other changes than the Fund would otherwise incur.

Liquidation of assets may jeopardize the Fund’s REIT qualification. To qualify as a REIT, the Fund must comply with requirements regarding its assets and its sources of income. If the Fund is compelled to liquidate its investments to satisfy its obligations to lenders or its redemption obligations, it may be unable to comply with these requirements, ultimately jeopardizing the Fund’s qualification as a REIT, or it may be subject to a 100% prohibited transaction tax on any resulting gain if it sells assets that are treated as dealer property or inventory.

Certain financing activities may subject us to U.S. federal income tax and increase the tax liability of the Fund’s shareholders. If the Fund holds residual interest in a real estate mortgage investment conduit (“REMIC”) or interests in a taxable mortgage pool and retains its REIT qualification, such interests may generate “excess inclusion income.” A REIT’s excess inclusion income must be allocated among its shareholders in proportion to dividends paid. To the extent that excess inclusion income is allocable to certain types of tax-exempt investors that are not subject to tax on unrelated business taxable income, the Fund would be taxed on such excess inclusion income at the highest corporate income tax rate. A shareholder’s share of excess inclusion income cannot be offset by any net operating losses otherwise available to the shareholder.

The prohibited transactions tax may limit the Fund’s ability to engage in transactions that would be treated as sales for U.S. federal income tax purposes. A REIT’s net income from prohibited transactions is subject to a 100% tax. In general, prohibited transactions are sales or other dispositions of dealer property, other than foreclosure property, but including loans held primarily for sale to customers in the ordinary course of business. The Fund might be subject to the prohibited transaction tax if it was to dispose of loans in a manner that is treated as a sale of the loans, for U.S. federal income tax purposes. Therefore, in order to avoid the prohibited transactions tax, the Fund may choose not to engage in certain sales of loans, even though such sales might otherwise be beneficial to the Fund. Additionally, the Fund may be subject to the prohibited transaction tax upon a disposition of real property. Although a safe-harbor exception to prohibited transaction treatment is available, the Fund cannot assure shareholders that it can comply with such safe harbor or that it will avoid owning property that may be characterized as held primarily for sale to customers in the ordinary course of the Fund’s trade or business. Consequently, the Fund may choose not to engage in certain sales of real property or may conduct such sales through a TRS.

It may be possible to reduce the impact of the prohibited transaction tax by conducting certain activities through a TRS. However, to the extent that the Fund engages in such activities through a TRS, the income associated with such activities will be subject to a corporate income tax, which may reduce cash available to be distributed to the Fund’s shareholders.

Investments outside the United States may subject us to additional taxes and could present additional complications to the Fund’s ability to satisfy the REIT qualification requirements. Non-U.S. investments may subject the Fund to various non-U.S. tax liabilities, including withholding taxes. In addition, operating in functional currencies other than the U.S. dollar and in environments in which real estate transactions are typically structured differently than they are in the United States or are subject to different legal rules may present complications to the Fund’s ability to structure non-U.S. investments in a manner that enables the Fund to satisfy the REIT qualification requirements.

A shareholder may have current tax liability on distributions automatically reinvested pursuant to the dividend reinvestment plan. Unless otherwise notified by you to the Transfer Agent, dividends and capital gains distributions are automatically reinvested in Shares during the Subscription Period and are deemed to be paid in cash and then automatically invested in shares of a Subsequent Fund after the Subscription Period. You will be deemed to have received, and for U.S. federal income tax purposes will be taxed on, the amount reinvested in Shares (or after the Subscription Period, the amount invested in shares of a Subsequent Fund) to the extent the amount reinvested in Shares or invested in shares of a

Subsequent Fund was not a tax-free return of capital. Therefore, you may be forced to use funds from other sources to pay your tax liability on the reinvested or invested dividends.

Dividends paid by REITs do not qualify for the reduced tax rates that apply to other corporate distributions. Dividends paid to non-corporate investors by REITs are generally not treated as “qualified dividend income” and, as such, are taxed at ordinary income rates, rather than the preferential rate applicable to qualified dividend income. Although this does not adversely affect the taxation of REITs or dividends payable by REITs, the more favorable rates applicable to regular corporate qualified dividends could cause certain non-corporate investors to perceive investments in REITs to be relatively less attractive than investments in the stocks of non-REIT corporations that pay dividends, which could adversely affect the value of the shares of REITs, including the Shares. However, for taxable years beginning before January 1, 2026, individuals, trusts and estates may deduct up to 20% of certain pass-through income, including ordinary REIT dividends that are not capital gain dividends or “qualified dividend income,” subject to certain limitations. This deduction temporarily reduces the effective tax rate on ordinary REIT dividends.

The Board is authorized to revoke the Fund’s REIT election without shareholder approval, which may cause adverse consequences to shareholders. The Fund’s charter authorizes the Board to revoke or otherwise terminate the Fund’s REIT election, without the approval of shareholders, if it determines that changes to U.S. federal income tax laws and regulations or other considerations mean it is no longer in the Fund’s best interests to qualify as a REIT. The Board has fiduciary duties to the Fund and its shareholders and could only cause such changes in the Fund’s tax treatment if it determines in good faith that such changes are in the best interest of the Fund and in the best interests of its shareholders. In this event, the Fund would become subject to U.S. federal income tax on its taxable income and would no longer be required to distribute most of its net income to its shareholders, which may cause a reduction in the total return to shareholders.

Legislative or regulatory tax changes could adversely affect the Fund or shareholders. At any time, the U.S. federal income tax laws can change. Laws and rules governing REITs or the administrative interpretations of those laws may be amended. Any of those new laws or interpretations may take effect retroactively and could adversely affect the Fund or shareholders.

Derivatives Risk. The Fund may invest in a variety of derivatives, including futures contracts, forward contracts, swaps and other exchange-traded and over-the-counter (OTC) derivatives contracts. Derivatives are financial contracts the value of which depends on, or is derived from, an asset or other underlying reference. Derivatives involve the risk that changes in their value may not move as expected relative to changes in the value of the underlying reference asset they are designed to track. The Fund may invest in derivatives for investment purposes and for hedging and risk management purposes. Derivatives risk may be more significant when derivatives are used to enhance return or as a substitute for a cash investment option, rather than solely to hedge the risk of a position held by the Fund. See the Statement of Additional Information for additional information of the various types and uses of derivatives in the Fund’s strategies.

OTC derivatives are not traded on exchanges or standardized; rather, banks and dealers act as principals in these markets negotiating each transaction on an individual basis. There have been periods during which certain banks or dealers have refused to quote prices for OTC derivatives contracts or have quoted prices with an unusually wide spread between the price at which they are prepared to buy and the price at which they are prepared to sell. There is no limitation on the daily price movements of OTC derivatives contracts. Principals in the OTC derivatives markets have no obligation to continue to make markets in the OTC derivatives traded.

The use of derivatives involves risks that are in addition to, and potentially greater than, the risks of investing directly in securities and other more traditional assets. Derivatives also present other risks described herein, including market risk, illiquidity risk, currency risk and credit/counterparty risk. OTC derivatives are generally highly illiquid. Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. The pricing models used may not produce valuations that are consistent with the values the Fund realizes when it closes or sells an OTC derivative. Valuation risk is more pronounced when the Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, incorrect valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of the Fund’s NAV.

The Fund’s use of derivatives may not be effective or have the desired results. Moreover, suitable derivatives will not be available in all circumstances. The Adviser may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures, potentially resulting in losses for the Fund.

Many derivatives have embedded leverage (i.e., a notional value in excess of the assets needed to establish and/or maintain the derivative position). Derivatives in which the Fund may invest (e.g., futures contracts, forward contracts and swaps) may have embedded leverage, depending on their specific terms. As a result, adverse changes in the value or level of the underlying reference asset may result in a loss substantially greater than the amount invested in the derivative itself (see “Leverage Risk.” above).

The Fund’s use of derivatives may be subject to special tax rules and could generate additional taxable income for shareholders. See “Certain Federal Income Tax Considerations” below.

The Fund’s use of OTC derivatives exposes it to the risk that the counterparties will be unable or unwilling to make timely settlement payments or otherwise honor their obligations. An OTC derivatives contract typically can be closed only with the consent of the other party to the contract. If the counterparty defaults, the Fund will still have contractual remedies but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms differently than the Fund and, if it does, the Fund may decide not to pursue its claims against the counterparty to avoid incurring the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments the Adviser believes are owed to it under OTC derivatives contracts, or those payments may be delayed or made only after the Fund has incurred the costs of litigation.

The Fund may invest in derivatives that (i) do not require the counterparty to post collateral (e.g., foreign currency forwards), (ii) require collateral but that do not provide for the Fund’s security interest in it to be perfected, (iii) require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value or (iv) do not require that collateral be regularly marked-to-market. When a counterparty’s obligations are not fully secured by collateral, the Fund runs the risk of having limited recourse if the counterparty defaults. Even when obligations are required by contract to be collateralized, the Fund often will not receive the collateral the day the collateral is required to be posted. Also, in the event of a counterparty’s (or its affiliate’s) insolvency, the possibility exists that the Fund’s ability to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral, could be stayed or eliminated under new special resolution regimes adopted in the United States, the European Union and various other jurisdictions. Such regimes provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty. In particular, the regulatory authorities could reduce, eliminate, or convert to equity the liabilities to the Fund of a counterparty who is subject to such proceedings in the European Union (sometimes referred to as a “bail in”).

The Fund may invest in derivatives with a limited number of counterparties and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund. During periods of market disruptions or stress, the Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives in which it has invested.

Specific risks involved in the use of certain types of derivatives in which the Fund may invest include:

Futures Risk. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the futures and in the underlying reference asset positions underlying them. Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures contract, and the Fund would remain obligated to meet margin requirements until the position is closed. In connection with futures contracts and options on futures contracts, the Fund (directly or through the Subsidiary) typically posts margin directly to the futures commission merchant (the “FCM”), who is expected typically to rehypothecate the margin to an exchange or clearinghouse. Prior to rehypothecation, such margin may be held by the FCM in commingled accounts with margin from other clients of the FCM. The margin maintained by the FCM is not subject to the regulatory protections provided by bank custody arrangements. If margin is posted to the FCM and rehypothecated, neither the Fund nor the FCM to whom the margin was posted will have custody of the margin. If margin posted by the Fund is not maintained with the Fund’s custodian, the Fund is fully exposed to the fraud and unsecured credit risk of the FCM to whom the margin is posted.

Forwards Risk. Forward contracts are subject to some of the same risks as futures described above. However, forwards are not traded on exchanges and are not standardized; rather, banks and dealers act as principals in these markets negotiating each transaction on an individual basis. Trading in forward contracts is generally unregulated. There is no limitation on the daily price movements of forward contracts. Principals in the forward markets have no obligation to continue to make markets in the forward contracts traded. There have been periods during which certain banks or dealers have refused to quote prices for forward contracts or have quoted prices with an unusually wide spread between the price at which they are prepared to buy and that at which they are prepared to sell. Disruptions can occur in the forward markets because of unusually high trading volume, political intervention or other factors. For example, the imposition of credit controls by governmental authorities might limit forward trading, to the possible detriment of the Fund.

Swaps Risk. The use of swaps involves investment techniques and risks that are different from those associated with portfolio security transactions. These instruments typically are not traded on exchanges; under recently adopted rules and regulations, however, transactions in some types of swaps (including interest rate swaps and credit default swaps on North American and European indices) are required to be centrally cleared (“cleared swaps”). For OTC swaps, there is a risk that the other party to certain of these instruments will not perform its obligations to the Fund or that the Fund may be unable to enter into offsetting positions to terminate its exposure or liquidate its position under certain of these instruments when it wishes to do so. Such occurrences could result in losses to the Fund. For cleared swaps, the Fund’s counterparty is a clearinghouse rather than a bank or broker. Since the Fund is not a member of the clearinghouses and only members of a clearinghouse (“clearing members”) can participate directly in the clearinghouse, the Fund holds cleared swaps through accounts at clearing members. In cleared swaps, the Fund makes payments (including margin payments) to and receives payments from a clearinghouse through its account at clearing members. Clearing members guarantee performance of their clients’ obligations to the clearinghouse.

In some ways, cleared swap arrangements are less favorable to funds than bilateral arrangements. For example, the Fund may be required to provide more margin for cleared swaps positions than for bilateral derivatives positions. Also, in contrast to a bilateral derivatives position, following a period of notice to the Fund, a clearing member generally can require termination of an existing cleared swap position at any time or an increase in margin requirements above the margin that the clearing member required at the beginning of a transaction. Clearinghouses also have broad rights to increase margin requirements for existing positions or to terminate those positions at any time. Any increase in margin requirements or termination of existing cleared derivatives positions by the clearing member or the clearinghouse could interfere with the ability of the Fund to pursue its investment strategy. Further, any increase in margin requirements by a clearing member could expose the Fund to greater credit risk to its clearing member because margin for cleared swaps positions in excess of a clearinghouse’s margin requirements typically is held by the clearing member. Also, the Fund is subject to risk if it enters into a derivatives transaction that is required to be cleared (or that the Adviser expects to be cleared), and no clearing member is willing or able to clear the transaction on the Fund’s behalf. In those cases, the position might have to be terminated, and the Fund could lose some or all of the benefit of the position, including loss of an increase in the value of the position and loss of hedging protection. In addition, the documentation governing the relationship between the Fund and clearing members is drafted by the clearing members and generally is less favorable to the Fund than typical bilateral derivatives documentation.

Some types of cleared derivatives are required to be executed on an exchange or on a swap execution facility. A swap execution facility is a trading platform where multiple market participants can execute derivatives by accepting bids and offers made by multiple other participants in the platform. While this execution requirement is designed to increase transparency and liquidity in the cleared derivatives market, trading on a swap execution facility can create additional costs and risks for the Fund. For example, swap execution facilities typically charge fees, and if the Fund executes derivatives on a swap execution facility through a broker intermediary, the intermediary may impose fees as well. Also, the Fund may be required to indemnify a swap execution facility, or a broker intermediary who executes cleared derivatives on a swap execution facility on the Fund’s behalf, against any losses or costs that may be incurred as a result of the Fund’s transactions on the swap execution facility. The U.S. government and the European Union have adopted mandatory minimum margin requirements for bilateral derivatives. New variation margin requirements became effective in March 2017 and new initial margin requirements will become effective in 2020. Such requirements could increase the amount of margin the Fund needs to provide in connection with its derivatives transactions and, therefore, make derivatives transactions more expensive.

These and other new rules and regulations could, among other things, further restrict the Fund’s ability to engage in, or increase the cost to the Fund of, derivatives transactions, for example, by making some types of derivatives no longer available to the Fund, increasing margin or capital requirements or otherwise limiting liquidity or increasing transaction costs. These rules and regulations are new and evolving, so their potential impact on the Fund and the financial system is not yet known. While the new rules and regulations and central clearing of some derivatives transactions are designed to reduce systemic risk (i.e., the risk that the interdependence of large derivatives dealers could cause them to suffer liquidity, solvency or other challenges simultaneously), there is no assurance that they will achieve that result, and in the meantime, as noted above, central clearing and related requirements expose the Fund to new kinds of costs and risks.

Swap agreements may be subject to contractual restrictions on transferability and termination and they may have terms of greater than seven days. The Fund’s obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund under the swap).

No Prior History. The Fund is a newly-organized closed-end management investment company with no history of operations, thus has no financial statements or other meaningful operating or financial data on which potential investors may evaluate the Fund and its performance, and is designed for long-term investors and not as a trading vehicle.

Subsidiary Risk and Other Indirect Investing Risk. By investing through Subsidiaries, joint ventures, private investment or other similar vehicles, the Fund is exposed to the risks associated with such vehicles’ investments. Such vehicles generally are not registered as investment companies under the 1940 Act and are not subject to all of the investor protections of the 1940 Act, although each Subsidiary is managed pursuant to the compliance policies and procedures of the Fund applicable to it. Changes in the laws of the United States and/or the jurisdiction in which a Subsidiary, joint venture, private investment or other similar vehicle is organized could result in the inability of the Fund and/or such vehicle to operate as described in this prospectus and could adversely affect the Fund.

Non-Diversification Risk. The Fund is classified as a “non-diversified” fund under the 1940 Act. Accordingly, the Fund may invest a greater portion of its assets in the securities of a single issuer than if it were a “diversified” fund. To the extent that the Fund invests a higher percentage of its assets in the securities of a single issuer, the Fund is subject to a higher degree of risk associated with and developments affecting that issuer than a fund that invests more widely.

Repurchase Offers Risk. As described under “Periodic Repurchase Offers” below, the Fund is an “interval fund.” In order to provide liquidity to shareholders, the Fund, subject to applicable law, conducts annual repurchase offers of the Fund’s outstanding Shares at NAV, subject to approval of the Board. In all cases such repurchases will be for at least 5% and not more than 25%, and are expected to be for a maximum of 5% of its outstanding Shares at NAV, pursuant to Rule 23c-3 under the 1940 Act. The Fund believes that these repurchase offers are generally beneficial to the Fund’s shareholders, and repurchases generally are funded from available cash or sales of portfolio securities, which are substantially illiquid. However, repurchase offers and the need to fund repurchase obligations may affect the ability of the Fund to be fully invested or may force the Fund to maintain a higher percentage of its assets in liquid investments, which may harm the Fund’s investment performance. Moreover, diminution in the size of the Fund through repurchases may result in untimely sales of portfolio securities (with associated imputed transaction costs, which may be significant), and may limit the ability of the Fund to participate in new investment opportunities or to achieve its investment objective. If the Fund employed investment leverage, repurchases of Shares would compound the adverse effects of leverage in a declining market. In addition, if the Fund borrows to finance repurchases, interest on that borrowing will negatively affect shareholders who do not tender their Shares by increasing the Fund’s expenses and reducing any net investment income. If a repurchase offer is oversubscribed the Fund will repurchase the Shares tendered on a pro rata basis, and shareholders will have to wait until the next repurchase offer to make another repurchase request. As a result, shareholders may be unable to liquidate all or a given percentage of their investment in the Fund during a particular repurchase offer. Some shareholders, in anticipation of proration, may tender more Shares than they wish to have repurchased in a particular quarter, thereby increasing the likelihood that proration will occur. A shareholder may be subject to market and other risks, and the NAV of Shares tendered in a repurchase offer may decline between the Repurchase Request Deadline and the date on which the NAV for tendered Shares is determined. In addition, the repurchase of Shares by the Fund may be a taxable event to shareholders.

Portfolio Turnover. A change in the investments held by the Fund is known as “portfolio turnover.” If the Fund realizes profits or gains when it sells investments, it generally must pay those profits or gains to shareholders, increasing its taxable distributions, which generally are taxable as ordinary income to shareholders. Increased portfolio turnover may also result in higher brokerage fees or other transaction costs, which can reduce the Fund’s performance. Portfolio turnover will not be a limiting factor should the Adviser deem it advisable to purchase or sell securities.

Temporary Defensive and Interim Investments. For temporary defensive purposes in times of adverse or unstable market, economic or political conditions, the Fund can invest up to 100% of its assets in investments that may be inconsistent with its principal investment strategies. Generally, the Fund would invest in money market instruments or in other short-term U.S. or non-U.S. government securities. The Fund might also hold these types of securities as interim investments pending the investment of proceeds from the sale of its Shares or the sale of its portfolio securities or to meet anticipated repurchases of its Shares. To the extent the Fund invests in these securities, it might not achieve its investment objective.

Expense Risk. Your actual costs of investing in the Fund may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease. The Fund’s expense limitation agreements, which generally remain in effect for a period of one year, mitigate this risk. However, there is no assurance that the Adviser will renew such expense limitation agreements from year to year.

Reporting Requirements. Shareholders who beneficially own Shares that constitute more than 5% of the Fund’s Shares may be subject to certain requirements under the Securities Exchange Act of 1934, as amended, and the rules promulgated thereunder. These may include requirements to file certain reports with the Commission. The Fund has no obligation to file such reports on behalf of such shareholders or to notify shareholders that such reports are required to be made. Shareholders who may be subject to such requirements should consult with their legal advisers.

Anti-Takeover Provisions. The Fund’s Charter includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status.

MANAGEMENT OF THE FUND

Board of Directors

The Board oversees the conduct of the Fund’s affairs and the Adviser’s management of the Fund.

The Adviser

Stone Ridge acts as the Fund’s investment manager under an Investment Management Agreement (the “Management Agreement”). Stone Ridge’s principal office is located at 510 Madison Avenue, 21st Floor, New York, New York 10022. As of [            ], 2019, Stone Ridge’s assets under management were approximately $[    ] billion. Stone Ridge is a Delaware limited liability company and is controlled by Stone Ridge Holdings Group LP, a holding company for the Adviser and its affiliates.

Under the general oversight of the Board, Stone Ridge has been engaged to carry out the investment and reinvestment of the assets of the Fund, furnish continuously an investment program with respect to the Fund, determine which investments should be purchased, sold or exchanged and implement such determinations by causing the Fund to make investments directly or through Subsidiaries, joint ventures or private investment or similar vehicles. Stone Ridge compensates all Directors and officers of the Fund who are members of Stone Ridge’s organization and who render investment services to the Fund. The Fund has agreed to pay Stone Ridge as compensation under the Management Agreement a fee in the amount of [ ]% of the average daily net assets of the Fund. Separately from the contractual expense limitation referenced under “Fund Expenses” above, Stone Ridge may voluntarily reimburse any fees and expenses of the Fund but is under no obligation to do so. Any such voluntary reimbursements may be terminated at any time.

A discussion regarding the considerations of the Fund’s Board for approving the Management Agreement will be included in the Fund’s first annual or semi-annual report to shareholders.

Pursuant to the Management Agreement, Stone Ridge agrees to manage the investment and reinvestment of the Fund’s assets, determine what investments will be purchased, held, sold or exchanged by the Fund and what portion, if any, of the assets of the Fund will be held uninvested and continuously review, supervise and administer the investment program of the Fund. Stone Ridge bears its own operating and overhead expenses attributable to its duties under the Management Agreement (such as salaries, bonuses, rent, office and administrative expenses, depreciation and amortization and auditing expenses), except that the Fund bears travel expenses (or an appropriate portion thereof) of Directors or Fund officers who are partners, directors, trustees or employees of Stone Ridge to the extent that such expenses relate to attendance at meetings of the Board or any committees thereof or advisers thereto, and the Fund bears all or a portion of the expenses related to the Fund’s chief compliance officer, as may be approved by the Board from time to time. To the extent the Adviser receives advisory fees from a Subsidiary, the Adviser will not receive compensation from the Fund in respect of the assets of the Fund that are invested in such Subsidiary.

The Fund bears all other costs of its operations, including, without limitation, the compensation of the Independent Directors; ordinary administrative and operating expenses, including the management fee and all expenses associated with the pricing of Fund assets; risk management expenses; ordinary and recurring investment expenses, including all fees and expenses directly related to portfolio transactions and positions for the Fund’s account (including brokerage, clearing and settlement costs), custodial costs and interest charges; professional fees (including, without limitation, expenses of consultants, experts and specialists); fees and expenses in connection with repurchase offers and any repurchases of Fund Shares; legal expenses (including legal and other out-of-pocket expenses incurred in connection with the organization of the Fund and the offering of its shares); accounting and auditing expenses incurred in preparing, printing and delivering all reports (including such expenses incurred in connection with any Fund document) and tax information for shareholders and regulatory authorities and all filing costs, fees, travel expenses and any other expenses directly related to the investment of the Fund’s assets. The Fund pays any extraordinary expenses it may incur, including any litigation expenses.

Portfolio Managers

[    ], [    ], [    ] and [    ] are the Portfolio Managers of the Fund. [    ] and [    ] are also Portfolio Managers of other registered investment companies, including mutual funds.

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Adviser’s Investment Committee

The Adviser has established an Investment Committee (the “Committee”), which oversees the investment policies and strategies of the Adviser and monitors risk within the funds advised by the Adviser, including the Fund.

The members of the Committee, and their professional background and experience, are as follows:

Daniel Fleder. Mr. Fleder joined Stone Ridge in 2016. Mr. Fleder is the Chair of the Committee and serves as Head of Markets and Head of Risk at Stone Ridge. Mr. Fleder was previously Head of Variance Risk Premium at Stone Ridge. Mr. Fleder received his PhD in Operations Research and MS in Statistics from the University of Pennsylvania (Wharton) and BSE in Engineering from the University of Pennsylvania (Engineering School).

Robert Gutmann. Mr. Gutmann is a co-founder of Stone Ridge. Mr. Gutmann has held a variety of leadership roles at Stone Ridge, including Head of Product Development and Execution and his current role as Head of Digital Asset Strategies. Mr. Gutmann received his B.A. in Mathematics and Music from Columbia University.

Ross Stevens. Mr. Stevens founded Stone Ridge in 2012, and serves as Chief Executive Officer. Mr. Stevens received his PhD in Finance and Statistics from the University of Chicago (Booth) and his BSE in Finance from the University of Pennsylvania (Wharton).

Yan Zhao. Ms. Zhao is a co-founder of Stone Ridge. Ms. Zhao has held a variety of leadership roles at Stone Ridge, including Head of Reinsurance and her current role as Head of Flourish. Ms. Zhao holds an MBA from Harvard Business School and a BA in Economics from Harvard University.

Additional Information Regarding the Adviser and Portfolio Managers

The Statement of Additional Information provides additional information about the Adviser, including information about potential conflicts of interest that the Adviser may face in managing the Fund, and about each Portfolio Manager’s compensation, other accounts managed by each Portfolio Manager, and each Portfolio Manager’s ownership of securities in the Fund. The Statement of Additional Information is part of this prospectus and is available free of charge by calling (855) 609-3680 or at www.stoneridgefunds.com. The information (other than this prospectus, including the Statement of Additional Information) contained on, or that can be accessed through, www.stoneridgefunds.com is not part of this prospectus or the Statement of Additional Information.

Control Persons

A control person is a person who beneficially owns more than 25% of the voting securities of a company. [Stone Ridge is currently the sole shareholder of the Fund and, therefore, a control person. However, it is anticipated that Stone Ridge will no longer be a control person once this offering is completed.]

The Fund’s Service Providers

Custodians. U.S. Bank NA, located at 1555 N. Rivercenter Drive, Suite 302, Milwaukee, Wisconsin 53212, is the Fund’s co-custodian. [    ] located at [    ] serves as the co-custodian for assets held by the Fund and also as the custodian for assets held by the Fund’s Subsidiaries.

Transfer Agent. U.S. Bancorp Fund Services, LLC, located at 615 East Michigan Street, Milwaukee, Wisconsin 53202, is the Fund’s transfer agent and dividend disbursing agent.

Administrator. U.S. Bancorp Fund Services, LLC (the “Administrator”), located at 615 East Michigan Street, Milwaukee, Wisconsin 53202, is the Fund’s administrator and accounting agent, performing general administrative tasks for the Fund, including, but not limited to, keeping financial books and records of the Fund. The Fund compensates the Administrator at rates that are determined based on the aggregate net assets of the funds in the Stone Ridge fund complex, with each fund paying a pro rata portion of the fee allocated on the basis of the funds’ net assets.

Independent Registered Public Accounting Firm. [        ], serves as the Fund’s Independent Registered Public Accounting Firm, and is registered with, and subject to regular inspection by, the Public Company Accounting Oversight Board.

Legal Counsel. Ropes & Gray LLP, located at 800 Boylston Street, Boston, Massachusetts, acts as legal counsel to the Fund.

Distributions

The Fund intends to make distributions necessary to maintain its qualification as a REIT. The Fund intends to declare and pay dividends of substantially all net investment income and net realized capital gains at least annually, although the Fund may declare and pay dividends more frequently (e.g., quarterly). The Fund may pay distributions from sources that may not be available in the future and that are unrelated to the Fund’s performance, such as from offering proceeds and borrowings.

If, for any distribution, net investment income and net realized capital gains were less than the amount of the distribution, the difference may be distributed from the Fund’s assets in the form of a return of capital which is applied against and reduces the shareholder’s basis in his or her Shares. A “return of capital” merely represents a partial return of your original investment and does not represent a gain on the Fund’s investments. When you sell your Shares, the amount, if any, by which your sales price exceeds your basis in the Shares is gain subject to tax. Because a return of capital reduces your basis in the Shares, it will increase the amount of your gain or decrease the amount of your loss when you sell the Shares, all other things being equal. To the extent that the amount of any such distribution exceeds the shareholder’s basis in his or her Shares, the excess will be treated by the shareholder as gain from a sale or exchange of the Shares. In addition, to make such distributions, the Fund might have to sell a portion of its investment portfolio at a time when independent investment judgment might not dictate such action. The Fund’s final distribution for each calendar year may include any remaining net investment income and net realized capital gains undistributed during the year. The Fund’s actual financial performance will likely vary significantly from month-to-month and from year-to-year, and there may be extended periods of up to several years when the distribution rate will exceed the Fund’s actual total returns. The Fund’s projected or actual distribution rate is not a prediction of what the Fund’s actual total returns will be over any specific future period.

Various factors will affect the level of the Fund’s income, including the asset mix, financial difficulties experienced by any major tenants, and the amount of leverage used by the Fund. To permit the Fund to maintain more stable distributions, the Fund may from time to time distribute less than the entire amount of income earned in a particular period. The undistributed income would be available to supplement future distributions. As a result, the distributions paid by the Fund for any particular quarterly period may be more or less than the amount of income actually earned by the Fund during that period. Undistributed income will add to the Fund’s net asset and, correspondingly, distributions from undistributed income will reduce the Fund’s NAV.

In order to qualify as a REIT, the Fund is required to distribute to its shareholders each year an amount equal to at least (a) the sum of (i) 90% of the Fund’s “REIT taxable income” (computed without regard to its dividends-paid deduction and excluding net capital gains) and (ii) the Fund’s net income, if any, (after tax) from foreclosure property, minus (b) the sum of specified items of non-cash income. To the extent that the Fund distributes less than 100% of its “REIT taxable income,” as adjusted, the Fund will be subject to tax at the regular corporate tax rates on the retained portion. If the Fund fails to distribute during each calendar year at least the sum of: (i) 85% of the Fund’s REIT ordinary income for such year; (ii) 95% of the Fund’s REIT capital gain net income for such year; and (iii) any undistributed taxable income from prior periods, the Fund would be subject to a 4% excise tax on the excess of such required distribution over the sum of (a) the amounts actually distributed and (b) the amounts of income retained on which it has paid corporate income tax. The Fund intends to make timely distributions sufficient to satisfy the REIT qualification requirements and, when possible, to avoid material income and excise taxes.

Section 19(b) of the 1940 Act and Rule 19b-1 thereunder generally limit the Fund to one long-term capital gain distribution per year, subject to certain exceptions.

SHAREHOLDER GUIDE

HOW TO BUY SHARES

The Fund has authorized the Transfer Agent and Distributor to receive orders on its behalf, and the Distributor has authorized select intermediaries to receive orders on behalf of the Fund. These intermediaries may be authorized to designate other intermediaries to receive orders on the Fund’s behalf. The Fund is deemed to have received an order when the Transfer Agent, the Distributor, an intermediary or if applicable, an intermediary’s authorized designee, receives the order in good order. The Shares will be offered at NAV per share calculated each regular business day. Investors who invest in the Fund through an intermediary should contact their intermediary regarding purchase procedures. Investors may be charged a fee if they effect transactions through an intermediary.

Shares generally are available for investment only by clients of registered investment advisers (“RIAs”) and a limited number of certain other Eligible Investors. Certain investors may purchase Shares directly from the Fund by first contacting the Adviser at (855) 609-3680 to notify the Adviser of the proposed investment. Once notification has occurred, if approved, the investor will be directed to the Fund’s Transfer Agent to complete the purchase transaction.

All investments are subject to approval of the Adviser, and all investors must complete and submit the necessary account registration forms in good order. The Fund reserves the right to reject any initial or additional investment and to suspend the offering of Shares. Purchase through an intermediary does not affect these eligibility requirements.

A purchase of Shares will be made at the NAV per share next determined following receipt of a purchase order in good order by the Fund, the Transfer Agent, the Distributor, an intermediary or an intermediary’s authorized designee if received at a time when the Fund is open to new investments. A purchase order is in “good order” when the Fund, the Transfer Agent, the Distributor, an intermediary or, if applicable, an intermediary’s authorized designee, receives all required information, including properly completed and signed documents, and the purchase order is approved by the Adviser. Once the Fund (or one of its authorized agents described above) accepts a purchase order, you may not cancel or revoke it. The Fund reserves the right to cancel any purchase order it receives if the Fund believes that it is in the best interest of the Fund’s shareholders to do so.

Clients of investment advisory organizations may also be subject to investment advisory and other fees under their own arrangements with such organizations.

Shares are offered to the following groups of investors (“Eligible Investors”):

1.	Institutional investors, including RIAs;

2.	Clients of institutional investors;

3.	Tax-exempt retirement plans of the Adviser and its affiliates and rollover accounts from those plans;

4.	Certain other Eligible Investors as approved from time to time by the Adviser. Eligible Investors include employees, directors and affiliates of the Adviser and the Fund; and

5.	Other fiduciaries investing for their own accounts or for the account of their clients.

Some intermediaries may impose different or additional eligibility requirements. The Adviser has the discretion to further modify or waive their eligibility requirements.

Shares of the Fund generally may be sold only to U.S. citizens, U.S. residents, and U.S. domestic corporations, partnerships, trusts or estates. The Fund reserves the right to refuse any request to purchase Shares. The Shares are subject to the investment minimums described below.

Investment Minimums

The minimum initial account size is $15 million. This minimum investment requirement may be modified or reduced. For eligibility groups 3, 4 and 5 described above under “How to Buy Shares,” there is no minimum investment requirement.

Other Policies

No Share Certificates. The issuance of Shares is recorded electronically on the books of the Fund. You will receive a confirmation of, or account statement reflecting, each new transaction in your account, which will also show the total number of Shares of the Fund you own. You can rely on these statements in lieu of certificates. The Fund does not issue certificates representing Shares of the Fund.

Involuntary Redemptions. The Fund reserves the right to redeem an account if the value of the Shares is $1,000 or less for any reason, including market fluctuations. Before the Fund redeems such Shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the Shares in the account is less than the minimum amount and will allow the shareholder 60 days to make an additional investment in an amount that will increase the value of the account(s) to the minimum amount specified above before the redemption is processed. As a disposition of your Fund Shares, the redemption may have tax consequences.

In addition, the Fund reserves the right under certain circumstances to redeem all or a portion of an account, without consent or other action by the shareholder. Shares may also be subject to mandatory participation in a repurchase offer when a shareholder would otherwise own greater than 9.8% of the Fund’s outstanding shares after giving effect to the repurchase offer, unless such requirement is waived by the Adviser, as described under “Description of the Fund.”

Customer Identification Program

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations.

In compliance with the USA PATRIOT Act of 2001, please note that the Transfer Agent or authorized intermediary will verify certain information upon account opening as part of the Fund’s Anti-Money Laundering Program. You will be asked to supply certain required information, such as your full name, date of birth, social security number and permanent street address. If you are opening the account in the name of a legal entity (e.g., partnership, limited liability company, business trust, corporation, etc.), you must also supply the identity of the beneficial owners. Mailing addresses containing only a P.O. box may not be accepted.

If the identity of a customer cannot be verified, the account will be rejected or the customer will not be allowed to perform a transaction on the account until the customer’s identity is verified. The Fund may also reserve the right to close the account within 5 business days if clarifying information/documentation is not received. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

The Fund and its agents will not be responsible for any loss in an investor’s account resulting from the investor’s delay in providing all required identifying information or from closing an account and redeeming an investor’s shares when an investor’s identity is not verified.

The Fund may be required to “freeze” your account if there appears to be suspicious activity or if account information matches information on a government list of known terrorists or other suspicious persons.

Fund Closings; Priority

The Fund’s Shares are offered on a continuous basis at net asset value (“NAV”) per Share during a subscription period of approximately two years after the Fund commences investment operations (the “Subscription Period”). The Fund may close at any time during the Subscription Period to new investments and, during such closings, only the reinvestment of dividends by existing shareholders will be permitted. The Fund may re-open to new investment and subsequently close again to new investment at any time during the Subscription Period at the discretion of the Adviser. The Fund intends to close to new investments after the Subscription Period but it may re-open and subsequently close again to new investment at the discretion of the Adviser. During the time the Fund is closed to new investments, Fund shareholders will continue to be able to participate in periodic repurchase offers, as described below.

PERIODIC REPURCHASE OFFERS

The Fund is a closed-end interval fund and, to provide liquidity and the ability to receive NAV on a disposition of at least a portion of your Shares, makes periodic offers to repurchase Shares. Except as permitted by the Fund’s interval structure, no shareholder has the right to require the Fund to repurchase its Shares. Shares may be subject to mandatory participation in a repurchase offer when a shareholder would otherwise own greater than 9.8% of the Fund’s outstanding shares after giving effect to the repurchase offer, unless such requirement is waived by the Adviser, as described under “Description of the Fund.” No public market for Shares exists, although the Fund may consider listing its Shares in the future. Consequently, shareholders generally are not able to liquidate their investment other than as a result of repurchases of their Shares by the Fund.

The Fund has adopted, pursuant to Rule 23c-3 under the 1940 Act, a fundamental policy, which cannot be changed without shareholder approval, requiring the Fund to offer to repurchase at least 5% and up to 25% of its Shares at NAV on a regular schedule. Although the policy permits repurchases of between 5% and 25% of the Fund’s outstanding Shares, for each annual repurchase offer, the Fund expects to offer to repurchase only 5% of the Fund’s outstanding Shares at NAV subject to approval of the Board. The Fund expects the first repurchase offer to be issued in [    ]. The schedule requires the Fund to make repurchase offers every year thereafter.

Repurchase Process

The Fund makes annual repurchase offers in the month of [            ] each year. Upon the commencement of a repurchase offer (which the Fund expects to commence approximately mid-month in [            ]), the Fund will send written notice to each shareholder setting forth, among other things:

•	The percentage of outstanding Shares that the Fund is offering to repurchase and how the Fund will purchase Shares on a pro rata basis if the offer is oversubscribed,

•	The Repurchase Request Deadline and the Repurchase Pricing Date (see below),

•	The date by which the Fund will pay to shareholders the proceeds from their Shares accepted for repurchase,

•	The NAV of the Shares as of a date no more than seven days before the date of the written notice and the means by which shareholders may ascertain the NAV,

•	The procedures by which shareholders may tender their Shares and the right of shareholders to withdraw or modify their tenders before the Repurchase Request Deadline, and

•	The circumstances in which the Fund may suspend or postpone the repurchase offer.

This notice may be included in a shareholder report or other Fund document.

The repurchase request deadline, which is the date by which shareholders wishing to tender Shares for repurchase must respond to the repurchase offer (the “Repurchase Request Deadline”), will be approximately 21 days after the commencement of the applicable repurchase offer. The Repurchase Request Deadline will be strictly observed. If a shareholder fails to submit a repurchase request in good order by the Repurchase Request Deadline, the shareholder will be unable to liquidate Shares until a subsequent repurchase offer, and will have to resubmit a request in the next repurchase offer. Shareholders may withdraw or change a repurchase request with a proper instruction submitted in good form at any point before the Repurchase Request Deadline.

The Fund anticipates that the repurchase pricing date, the date on which the repurchase price for Shares is determined (the “Repurchase Pricing Date”), will ordinarily be the same day as the Repurchase Request Deadline, but in no event will be (i) prior to the close of business on the day of the Repurchase Request Deadline or (ii) more than 14 days after the Repurchase Request Deadline (or the next business day, if the 14th day is not a business day).

The Fund typically distributes payment to shareholders between one and three business days after the Repurchase Pricing Date and will distribute such payment no later than seven (7) calendar days after such date (the “Repurchase Payment Deadline”). The Fund’s NAV per share may change materially between the date a repurchase offer is mailed and the Repurchase Request Deadline, and it may also change materially between the Repurchase Request Deadline and the Repurchase Pricing Date (if they are different dates) or between the Repurchase Pricing Date and Repurchase Payment Deadline. The method by which the Fund calculates NAV is discussed below under “Determination of Net Asset Value.” During the period an offer to repurchase is open, shareholders may obtain the current NAV by calling the Fund’s Transfer Agent at (855) 609-3680.

The Fund does not currently charge a repurchase fee. However, the Fund may charge a repurchase fee of up to 2%, which the Fund would retain to help offset non-de minimis estimated costs related to the repurchase (such as bid to ask spreads) incurred by the Fund, directly or indirectly, as a result of repurchasing Shares, thus allocating estimated transaction costs to the shareholder whose Shares are being repurchased. The Fund may introduce, or modify the amount of, a repurchase fee at any time. The Fund may also waive or reduce the repurchase fee if the Adviser determines that the repurchase is offset by a corresponding purchase or if for other reasons the Fund will not incur transaction costs or will incur reduced transaction costs.

Suspension or Postponement of Repurchase Offers

The Fund may suspend or postpone a repurchase offer in limited circumstances set forth in Rule 23c-3 under the 1940 Act, as described below, but only with the approval of a majority of the Directors, including a majority of Directors who are not “interested persons” of the Fund, as defined in the 1940 Act.

The Fund may suspend or postpone a repurchase offer only: (1) for any period during which the New York Stock Exchange (“NYSE”) or any other market in which the securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which trading in such market is restricted; (2) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (3) for such other periods as the Commission may by order permit for the protection of shareholders of the Fund.

Oversubscribed Repurchase Offers

There is no minimum number of Shares that must be tendered before the Fund will honor repurchase requests. However, the Fund’s Directors set for each repurchase offer a maximum percentage of Shares that may be repurchased by the Fund. In the event a repurchase offer by the Fund is oversubscribed, the Fund may repurchase, but is not required to repurchase, additional Shares up to a maximum amount of 2% of the outstanding Shares of the Fund. If the Fund determines not to repurchase additional Shares beyond the repurchase offer amount, or if shareholders tender an amount of Shares greater than that which the Fund is entitled to repurchase, the Fund will repurchase the Shares tendered on a pro rata basis. Shares may be subject to mandatory participation in a repurchase offer when a shareholder would otherwise own greater than 9.8% of the Fund’s outstanding shares after giving effect to the repurchase offer, unless such requirement is waived by the Adviser, as described under “Description of the Fund.” This may increase the likelihood that a given repurchase offer will be oversubscribed.

Notwithstanding the foregoing, under certain circumstances, the Fund may, in its discretion, accept shares tendered by shareholders who own fewer than 100 shares and tender all of their shares for repurchase in a repurchase offer. In that case, these shares would be accepted before prorating the shares tendered by other shareholders. In addition, if a repurchase offer is oversubscribed, the Fund may offer to repurchase additional Shares in an amount determined by the Board that are tendered by the estate of a shareholder who is deceased (an “Estate Offer”). If an Estate Offer is oversubscribed, the Fund will repurchase such Shares on a pro rata basis. As a result, there can be no assurance that the Fund will be able to repurchase all of the Shares tendered in an Estate Offer. If the Fund repurchases any Shares pursuant to an Estate Offer, this will not affect the number of Shares that it repurchases from other shareholders in the annual repurchase offers.

If any Shares that you wish to tender to the Fund are not repurchased because of proration, you will have to wait until the next repurchase offer and resubmit a new repurchase request, and your repurchase request will not be given any priority over other shareholders’ requests. Thus, there is a risk that the Fund may not purchase all of the Shares you wish to have repurchased in a given repurchase offer or in any subsequent repurchase offer. In anticipation of the possibility of proration, some shareholders may tender more Shares than they wish to have repurchased in a particular quarter, increasing the likelihood of proration.

There is no assurance that you will be able to tender your Shares when or in the amount that you desire.

Consequences of Repurchase Offers

From the time the Fund distributes or publishes each repurchase offer notification until the Repurchase Pricing Date for that offer, the Fund must maintain liquid assets at least equal to the percentage of its Shares subject to the repurchase offer. For this purpose, “liquid assets” means assets that may be sold or otherwise disposed of in the ordinary course of business, at approximately the price at which the Fund values them, within the period between the Repurchase Request Deadline and the Repurchase Payment Deadline, or which mature by the Repurchase Payment Deadline. The Fund is also permitted to borrow up to the maximum extent permitted under the 1940 Act to fund Share repurchases.

If the Fund borrows money to finance repurchases, interest on that borrowing will negatively affect shareholders who do not tender their Shares by increasing the Fund’s expenses and reducing any net investment income. There is no assurance that the Fund will be able sell a significant amount of additional Shares so as to mitigate these effects.

These and other possible risks associated with the Fund’s repurchase offers are described under “Investment Objective, Policies and Risks — Risk Considerations — Repurchase Offers Risk” above. In addition, the repurchase of Shares by the Fund will be a taxable event to shareholders, potentially even to those shareholders that do not participate in the repurchase. For a discussion of these tax consequences, see “Certain Federal Income Tax Considerations” below.

TERM AND WIND-DOWN PROCESS

The Fund expects to have a term of approximately eight years, which may be extended as recommended by the Adviser and approved by the Board without shareholder approval. At the end of such term, the Fund expects the Adviser to recommend a plan of liquidation that, if approved by the Board, will be carried out without shareholder approval.

The Board may, to the extent it deems appropriate and without shareholder approval, adopt a plan of liquidation at, or at any time preceding, the expiration of the term of the Fund, which plan of liquidation may set forth the terms and conditions for implementing the termination of the Fund’s existence, including the commencement of the winding down of its investment operations and the making of one or more liquidating distributions to shareholders prior to the expiration of the term of the Fund. The Fund retains broad flexibility to liquidate its portfolio, wind up its business and make liquidating distributions to shareholders in a manner and on a schedule it believes will best contribute to the achievement of its investment objective. Following a liquidation of substantially all of its portfolio and the distribution of the net proceeds thereof to shareholders, the Fund may continue in existence to pay, satisfy, and discharge any existing debts or obligations, collect and distribute any remaining net assets to shareholders, and do all other acts required to liquidate and wind up its business and affairs. As soon as practicable after the expiration of the term of the Fund, the Fund will complete the liquidation of its portfolio (to the extent not already liquidated), retire or redeem its leverage facilities (to the extent not already retired or redeemed), distribute all of its liquidated net assets to its shareholders (to the extent not already distributed) and terminate its existence under Maryland law. It may take the Fund a substantial amount of time to complete the liquidation, but the Fund generally intends to complete the wind-down process within two years after it implements a plan of liquidation.

After the Fund has implemented a plan of liquidation but before the Fund has distributed the net proceeds thereof to shareholders, the Fund may deviate from its investment strategies.

DISTRIBUTION AND SERVICING ARRANGEMENTS

[    ] located at [    ] (the “Distributor”), is the principal underwriter and distributor of Shares of the Fund. The Distributor acts as the distributor of Shares for the Fund on a best efforts basis, subject to various conditions, pursuant to the terms of its contract with the Fund. The Distributor is not obligated to sell any specific amount of Shares of the Fund, or to buy any of the Shares.

Shares of the Fund are continuously offered through the Distributor, as the exclusive distributor. The Distributor also acts as agent for the Fund in connection with repurchases of Shares. The Fund has agreed to indemnify the Distributor and its affiliates against certain liabilities, including certain liabilities arising under the Securities Act of 1933, as amended (“1933 Act”), and the 1940 Act. The Distributor has agreed to indemnify the Fund, the Adviser and each Director against certain liabilities arising from the Distributor’s willful misfeasance, bad faith, negligence or reckless disregard in the performance of its duties, obligations or responsibilities under the distribution agreement.

No market currently exists for the Fund’s Shares. The Fund’s Shares are not listed for trading on any national securities exchange. There is currently no secondary market for the Fund’s Shares. Neither the Adviser nor the Distributor intends to make a market in the Fund’s Shares, although the Fund may consider listing its Shares in the future.

Financial intermediaries may provide varying investment products, programs, platforms and accounts through which investors may purchase and sell Shares. The Fund pays fees to compensate such financial intermediaries in connection with (i) personal and account maintenance services rendered to Fund shareholders, including but not limited to electronic processing of client orders, electronic fund transfers between clients and the Fund, account reconciliations with the Fund’s Transfer Agent, facilitation of electronic delivery to clients of Fund documentation, monitoring client accounts for back-up withholding and any other special tax reporting obligations, maintenance of books and records with respect to the foregoing, and such other information and liaison services as the Fund or the Adviser may reasonably request (fees for such services, “servicing fees”) and/or (ii) activities or expenses primarily intended to result in the sale of Shares (fees for such services, if any, “distribution fees”). The Fund does not believe that any portion of fees currently paid to financial intermediaries are distribution fees.

Servicing fees and distribution fees may be paid pursuant to a Distribution and Servicing Plan adopted by the Fund at the maximum annual rate of [    ]% and servicing fees may be paid pursuant to a Services Agreement between the Fund and the Adviser, under which the Fund has appointed the Adviser as “servicing agent” to compensate financial intermediaries, at an annual rate of [    ]%, in each case calculated as a percentage of the Fund’s average daily net assets. These fees are paid out of the Fund’s assets on an ongoing basis and may be administered or facilitated by the Distributor. Some intermediaries may receive payments pursuant to both the Distribution and Servicing Plan and the Services Agreement. The Adviser performs certain services and incurs certain expenses through its employees who are registered representatives of a broker-dealer with respect to the promotion of the Fund’s Shares and the Adviser also performs certain services in connection with the servicing of shareholders. If amounts remain from the servicing fees and/or distribution fees after the intermediaries have been paid, such amounts may be used to compensate the Adviser for the services it provides and for the expenses it bears. The Distributor does not retain any portion of any servicing fees or distribution fees. To the extent that there are expenses associated with shareholder services that exceed the amounts payable pursuant to the Services Agreement or the Distribution and Servicing Plan, the Fund will bear such expenses.

DETERMINATION OF NET ASSET VALUE

The NAV per share of the Fund’s Shares is determined by dividing the total value of the Fund’s portfolio investments, cash and other assets, less any liabilities (including accrued expenses or dividends), by the total number of Shares outstanding. The Fund’s Shares are valued as of a particular time (the “Valuation Time”) on each day that the New York Stock Exchange (“NYSE”) opens for business.1 The Valuation Time is ordinarily at the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Time). In unusual circumstances, the Valuation Time may be at a time other than 4:00 p.m. Eastern Time, for example, in the event of an earlier, unscheduled close or halt of trading on the NYSE. Current net asset values per share of the Fund may be obtained by contacting the Transfer Agent by telephone at (855) 609-3680.

In accordance with the regulations governing registered investment companies, the Fund’s transactions in portfolio securities and purchases and sales of Fund Shares (which bear upon the number of Fund Shares outstanding) are generally not reflected in the NAV determined for the business day on which the transactions are effected (the trade date), but rather on the following business day.

The Board has approved procedures pursuant to which the Fund values its investments (the “Valuation Procedures”). The Board has established an Adviser Valuation Committee made up of employees of the Adviser to which the Board has delegated responsibility for overseeing the implementation of the Valuation Procedures and fair value determinations made on behalf of the Board.

Listed below is a summary of certain of the methods generally used currently to value investments of the Fund under the Valuation Procedures:

The Fund’s direct holdings (including through a Subsidiary) in properties are fair valued based on prices provided by third-party valuation agents, including third parties that are affiliated with or

[1]

The NYSE is open from Monday through Friday, 9:30 a.m. to 4:00 p.m., Eastern Time. NYSE, NYSE Arca, NYSE Bonds and NYSE Arca Options markets will generally close on, and in observation of the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

engaged by the real estate platforms from which the Fund acquires such assets. The Fund accounts for properties at the individual property level and such assets are fair valued using inputs that take into account property-level data that is updated periodically to reflect new information (e.g. rental payment history) regarding the property or the appreciation interest.

The Fund’s direct holdings (including through a Subsidiary) in mortgage loans, mezzanine loans, certain other types of real estate debt investments and certain types of securitizations are fair valued based on prices provided by a third-party pricing service. The Fund accounts for whole and fractional loans at the individual loan level for valuation purposes, and whole loans and fractional loans are fair valued using inputs that take into account borrower-level data (e.g., payment history) that is updated periodically to reflect new information regarding the borrower or loan.

The Fund’s holdings in equity, debt or alternative financing investments in properties through joint ventures, private investment vehicles or other similar vehicles are fair valued based on valuations of the Fund’s interests in such vehicle provided by the managers of such vehicle or their agents. Valuations will be provided to the Fund on a monthly or quarterly basis based on the interim unaudited financial statements of such vehicles, and, therefore, will be estimates subject to adjustment (upward or downward) upon the completion of the audit of such financial statements and may fluctuate as a result. The Fund will perform an independent review of such valuations and will consider all relevant information, including the reliability of the pricing information provided by the managers of the joint ventures and similar vehicles. The Fund may conclude, in certain circumstances, that the valuation provided by the manager of a vehicle is not indicative of what actual fair value would be in an active, liquid or established market. In those circumstances, the Fund may value its interests in the vehicle at a discount or a premium to the valuation it receives from the vehicle. Additionally, between the monthly or quarterly dates on which such vehicle provides a net asset value, the valuation of the Fund’s interest in such vehicle may be adjusted more frequently based on the estimated total return that such vehicle will generate during such period and other general market or vehicle-specific changes the Adviser is aware of. At the end of the month or quarter, as applicable, each joint venture or similar vehicle’s net asset value is adjusted based on the actual income and appreciation or depreciation realized by such vehicle when the monthly or quarterly valuations and income are reported.

Short-term debt instruments, such as commercial paper, bankers’ acceptances and U.S. Treasury Bills, having a maturity of 60 days or less, are generally valued at amortized cost.

Other debt securities, including government debt securities and municipal debt securities in each case having a remaining maturity in excess of 60 days, mortgage-backed securities, collateralized mortgage obligations and other asset-backed securities are valued by an independent pricing service at an evaluated (or estimated) mean between the closing bid and asked prices.

For investments in open-end management companies that are registered under the 1940 Act, the value of the shares of such funds is calculated based upon the net asset value per share of such funds. The prospectuses for such funds explain the circumstances under which they will use fair value pricing and its effects. Investment funds that are not publicly offered are typically measured using net asset value.

Publicly traded equity securities are valued at the last sale, official close or if there are no reported sales at the mean between the bid and asked price on the primary exchange on which they are traded.

Exchange-traded derivatives, such as options and futures contracts, are valued at the settlement price on the exchange or mean of the bid and asked prices.

Non-exchange traded derivatives, including OTC options, are generally valued on the basis of valuations provided by a pricing service or using quotes provided by a broker/dealer (typically the counterparty).

If market quotations are not readily available or available market quotations or other information are deemed to be unreliable by the Adviser Valuation Committee, and if the valuation of the applicable instrument is not covered by the valuation methods described above or if the valuation methods are described above, but such methods are deemed unreliable by the Adviser Valuation Committee, then such instruments will be valued as determined in good faith by the Adviser Valuation Committee. In these circumstances, the Fund determines fair value in a manner that seeks to reflect the market value of the asset on the valuation date based on consideration by the Adviser Valuation Committee of any information or factors it deems appropriate. For purposes of determining the fair value of assets, the Adviser Valuation Committee may generally consider, without limitation: (i) indications or quotes from brokers or other third-party sources (ii) valuations provided by a third-party pricing agent, (iii) internal models that take into consideration different factors determined to be relevant by the Adviser or (iv) any combination of the above.

Fair value pricing may require subjective determinations about the value of a portfolio instrument. Fair values may differ from quoted or published prices, or from prices that are used by others, for the same investments. Also, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets or liabilities held by the Fund. It is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of such security. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in the Fund.

CERTAIN FEDERAL INCOME TAX CONSIDERATIONS

This section discusses certain U.S. federal income tax considerations relating to the ownership of Shares in the Fund by a U.S. shareholder as defined below. This discussion is addressed solely to U.S. shareholders that hold their Shares as capital assets for U.S. federal income tax purposes. This discussion does not address all aspects of taxation that may apply to shareholders or to shareholders subject to special treatment, including, without limitation, insurance companies, financial institutions, broker dealers, partnerships or other pass-through entities for U.S. federal income tax purposes, tax-exempt organizations and persons who are not “U.S. persons” within the meaning of the Internal Revenue Code of 1986, as amended (the “Code”).

A U.S. shareholder is a beneficial owner of Shares that is (i) a citizen or resident of the United States; (ii) a corporation (or an entity treated as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States, any State thereof or the District of Columbia; (iii) an estate the income of which is subject to U.S. federal income taxation regardless of its source; or (iv) a trust if it (a) is subject to the primary supervision of a court within the United States and one or more U.S. persons have the authority to control all substantial decisions of the trust or (b) has a valid election in effect under applicable Treasury regulations to be treated as a U.S. person. If a partnership (or an entity treated as a partnership for U.S. federal income tax purposes) holds Shares, the tax treatment of a partner generally will depend upon the status of the partner and the activities of the partnership. If you are a partner of a partnership holding Shares, you should consult your advisors.

The discussion below is based upon the provisions of the Code and regulations, rulings and judicial decisions thereunder as of the date hereof, and such authorities may be repealed, revoked or modified, possibly with retroactive effect, so as to result in U.S. federal income tax consequences different from those discussed below. This discussion is for general information purposes only and does not constitute tax advice. No assurance can be given that the IRS would not successfully assert a position contrary to any of the matters discussed below. No ruling on the tax considerations relevant to the Company or to the purchase, ownership or disposition of Shares has been or will be requested from any taxing authority. In addition, this summary does not address U.S. state or local taxation, non-U.S. taxation, estate or gift taxation, or other estate planning aspects of an investment in Shares.

Prospective investors are urged to consult their own tax advisors regarding an investment in the Shares of the Fund in light of their own particular circumstances.

Taxation as a REIT

The Fund intends to elect to be treated, and to operate in a manner so as to qualify, as a real estate investment trust under Subchapter M of Chapter 1 of the Code (a “REIT”), commencing with the Fund’s taxable year ending December 31, 2019, so long as our board of directors determines that REIT qualification remains in our best interest. Qualification and taxation as a REIT depend on the Fund’s ability to meet, on a continuing basis, through actual operating results, the various qualification requirements imposed upon REITs. However, the sections of the Code and the corresponding regulations that govern the U.S. federal income tax treatment of a REIT and its stockholders are highly technical and complex. The IRS may challenge the Fund’s status as a REIT or its satisfaction of the REIT requirements. No assurance can be given that the Fund’s actual results of operations for any particular taxable year will satisfy such requirements. The following discussion is qualified in its entirety by the applicable Code provisions, rules and regulations promulgated thereunder, and administrative interpretations thereof.

Provided that the Fund qualifies as a REIT, generally the Fund will be entitled to a deduction for dividends that it pays and therefore will not be subject to U.S. federal corporate income tax on its net taxable income that is currently distributed to its shareholders. This treatment substantially eliminates the “double taxation” at the corporate and shareholder levels that generally results from an investment in a C corporation (i.e., a corporation generally subject to U.S. federal corporate income tax). Double taxation means taxation once at the corporate level when income is earned and once again at the shareholder level when the income is distributed. In general, the income that the Fund generates, to the extent declared as a dividend and subsequently paid to its shareholders, is taxed only at the shareholder level.

If the Fund qualifies as a REIT, the Fund will nonetheless be subject to U.S. federal tax in the following circumstances:

•

The Fund will pay U.S. federal income tax on its taxable income, including net capital gain, that it does not distribute to shareholders during, or within a specified time after, the calendar year in which the income is earned.

•

If the Fund has net income from “prohibited transactions,” which are, in general, sales or other dispositions of property held primarily for sale to customers in the ordinary course of business, other than foreclosure property, such income will be subject to a 100% tax.

•

If the Fund elects to treat property that it acquires in connection with a foreclosure of a mortgage loan or from certain leasehold terminations as “foreclosure property,” the Fund may thereby avoid (a) the 100% tax on gain from a resale of that property (if the sale would otherwise constitute a prohibited transaction) and (b) the inclusion of any income from such property not qualifying for purposes of the REIT gross income tests discussed below, but the income from the sale or operation of the property may be subject to U.S. corporate income tax at the highest applicable rate.

•

If due to reasonable cause and not willful neglect the Fund fails to satisfy either the 75% gross income test or the 95% gross income test discussed below, but nonetheless maintains its qualification as a REIT because other requirements are met, the Fund will be subject to a 100% tax on the greater of the amount by which it fails the 75% gross income test or the 95% gross income test, multiplied in either case by a fraction intended to reflect its profitability.

•

If (i) the Fund fails to satisfy the asset tests (other than a de minimis failure of the 5% asset test or the 10% vote or value test, as described below under “— Asset Tests”) due to reasonable cause and not to willful neglect, (ii) the Fund disposes of the assets or otherwise complies with such asset tests within six months after the last day of the quarter in which the Fund identifies such failure and (iii) the Fund files a schedule with the IRS describing the assets that caused such failure, the Fund will pay a tax equal to the greater of $50,000 or the net income from the nonqualifying assets during the period in which the Fund failed to satisfy such asset tests multiplied by the highest corporate tax rate.

•

If the Fund fails to satisfy one or more requirements for REIT qualification, other than the gross income tests and the asset tests, and the failure was due to reasonable cause and not to willful neglect, the Fund will be required to pay a penalty of $50,000 for each such failure.

•

The Fund may be required to pay monetary penalties to the IRS in certain circumstances, including if the Fund fails to meet recordkeeping requirements intended to monitor its compliance with rules relating to the composition of a REIT’s shareholders, as described below in “— Requirements for Qualification as a REIT.”

•

If the Fund fails to distribute during each calendar year at least the sum of: (i) 85% of its ordinary income for such calendar year; (ii) 95% of its capital gain net income for such calendar year; and (iii) any undistributed taxable income from prior years, then the Fund will pay a 4% nondeductible excise tax on the excess of the required distribution over the amount the Fund actually distributed, plus any retained amounts on which income tax has been paid at the entity level.

•

The Fund may elect to retain and pay income tax on its net long-term capital gain. In that case, shareholder would include its proportionate share of the Fund’s undistributed long-term capital gain (to the extent the Fund makes a timely designation of such gain to the shareholder) in its income, and would receive a credit or a refund for its proportionate share of the tax the Fund paid.

•

The Fund will be subject to a 100% excise tax on amounts received by it from a taxable REIT subsidiary (“TRS”) of the Fund (or on certain expenses deducted by a TRS) if certain arrangements between the Fund and the TRS are not at arms’ length.

•

If the Fund acquires any assets from a non-REIT C corporation in a carry-over basis transaction, the Fund could be liable for specified tax liabilities inherited from that non-REIT C corporation with respect to that corporation’s “built-in gain” in its assets. Built-in gain is the amount by which an asset’s fair market value exceeds its adjusted tax basis at the time the Fund acquires the asset. Applicable Treasury regulations, however, allow the Fund to avoid the recognition of gain and the imposition of entity-level tax with respect to a built-in gain asset acquired in a carry-over basis transaction from a non-REIT C corporation unless and until the Fund disposes of that built-in gain asset during the 5-year period following its acquisition, at which time the Fund would recognize, and would be subject to tax at the highest regular corporate rate on, the built-in gain.

•

If the Fund holds REMIC residual interest or interests in a taxable mortgage pool and retains its REIT qualification, such interests may generate “excess inclusion income.” A REIT’s excess inclusion income must be allocated among its shareholders in proportion to dividends paid. To the extent that excess inclusion income is allocable to certain types of tax-exempt investors that are not subject to tax on unrelated business taxable income, the Fund would be taxed on such excess inclusion income at the highest corporate income tax rate. A shareholder’s share of excess inclusion income cannot be offset by any net operating losses otherwise available to the shareholder.

•

In addition, notwithstanding the Fund’s status as a REIT, it may also have to pay certain state and local income taxes, because not all states and localities treat REITs in the same manner that they are treated for U.S. federal income tax purposes. Moreover, as further described below, any domestic TRS in which the Fund owns an interest will be subject to U.S. federal corporate income tax on its net income.

Taxation of REITs in General

As indicated above, the Fund’s qualification and taxation as a REIT depends upon its ability to meet, on a continuing basis, various qualification requirements imposed upon REITs by the Code. The material qualification requirements are summarized below under “— Requirements for Qualification as a REIT.” While the Fund

intends to operate so as to qualify as a REIT, no assurance can be given that the IRS will not challenge the Fund’s qualification, or that the Fund will be able to operate in accordance with the REIT requirements in the future. See “— Failure to Qualify.”

Requirements for Qualification as a REIT. The Code defines a REIT as a corporation, trust or association

(1) that is managed by one or more trustees or directors;

(2) the beneficial ownership of which is evidenced by transferable shares, or by transferable certificates of beneficial interest;

(3) that would be taxable as a domestic corporation, but for its election to be subject to tax as a REIT;

(4) that is neither a financial institution nor an insurance company subject to certain provisions of the Code;

(5) the beneficial ownership of which is held by 100 or more persons;

(6) of which not more than 50% in value of the outstanding shares are owned, directly or indirectly, by five or fewer individuals (as defined in the Code to include certain entities) after applying certain attribution rules;

(7) that makes an election to be a REIT for the current taxable year or has made such an election for a previous taxable year, which has not been terminated or revoked; and

(8) that meets other tests described below regarding the nature of its income and assets.

Conditions (1) through (4), inclusive, must be met during the entire taxable year. Condition (5) must be met during at least 335 days of a taxable year of 12 months, or during a proportionate part of a taxable year of less than 12 months other than the first taxable year for which an election to become a REIT is made. Condition (6) must be met during the last half of each taxable year, but neither conditions (5) nor (6) apply to the first taxable year for which an election to become a REIT is made.

The Fund intends to maintain sufficient diversity of ownership to allow it to satisfy conditions (5) and (6) above. To assist the Fund in satisfying the share ownership requirement in (5) above, the Fund’s charter prohibits beneficial or constructive ownership by any person or group of more than 9.8%, in value or number of Shares, whichever is more restrictive, of the outstanding Shares, or 9.8% in value or number of Shares, whichever is more restrictive, of the Fund’s outstanding capital stock of all classes or series (the “Ownership Limit”). In addition, Shares may be subject to mandatory participation in a repurchase offer by operation of the Fund’s Charter when a shareholder would otherwise own greater than 9.8% of the Fund’s outstanding Shares after giving effect to the repurchase offer, unless such requirement is waived by the Adviser, as described under “Description of the Fund.” However, mandatory participation in a repurchase offer does not ensure that the Fund will satisfy the diversity requirement regarding the Fund’s share ownership necessary for qualification as a REIT. Furthermore, the Fund’s Charter does not currently include certain other typical REIT ownership restrictions. Accordingly there can be no assurance that the Fund will be able to satisfy such requirements. The Fund’s Charter includes additional provisions that will become effective when and if the Fund publicly lists its Shares to ensure no shareholder owns greater than 9.8% of the Fund’s outstanding Shares without the consent of the Adviser. If the Fund fails to satisfy these share ownership requirements, and is unable to obtain statutory relief for such failure, the Fund will fail to qualify as a REIT.

To monitor compliance with the share ownership requirements, the Fund generally is required to maintain records regarding the actual ownership of Shares. To do so, it must demand written statements each year from the record holders of significant percentages of Shares pursuant to which the record holders must disclose the actual owners of the Shares (i.e., the persons required to include the Fund’s dividends in their gross income). The Fund must maintain a list of those persons failing or refusing to comply with this demand as part of its records. The Fund could be subject to monetary penalties if it fails to comply with these record-keeping requirements. If you fail or refuse to comply with the demands, you will be required by Treasury regulations to submit a statement with your tax return disclosing your actual ownership of Shares and other information. In addition, the Fund must satisfy all relevant filing and other administrative requirements established by the IRS to elect and maintain REIT status, use a calendar year for U.S. federal income tax purposes, and comply with the record keeping requirements of the Code and regulations promulgated thereunder.

Ownership of Partnership Interests. In the case of a REIT that is a partner in an entity that is treated as a partnership for U.S. federal income tax purposes, Treasury regulations provide that the REIT is deemed to own its proportionate share of the partnership’s assets and to earn its proportionate share of the partnership’s gross income based on its pro rata share of capital interests in the partnership for purposes of the asset and gross income tests applicable to REITs, as described below. However, solely for purposes of the 10% value test described below (see “— Asset Tests”), the determination of a REIT’s interest in a partnership’s assets will be based on the REIT’s proportionate interest in any securities issued by the partnership, excluding for these purposes, certain excluded securities as described in the Code. In addition, the assets and gross income of the partnership generally are deemed to retain the same character in the hands of the REIT. Thus, the Fund’s proportionate share of the assets and items of income of partnerships in which it owns an equity interest is treated as assets and items of income of the Fund for purposes of applying the REIT requirements described below. Consequently, to the extent that the Fund directly or indirectly holds a preferred or other equity interest in a partnership, the partnership’s assets and operations may affect the Fund’s ability to qualify as a REIT, even though the Fund may have no control or only limited influence over the partnership.

Disregarded Subsidiaries. Generally, a qualified REIT subsidiary is a corporation or other entity electing to be treated as a corporation for U.S. federal income tax purposes, other than a TRS, all of the stock of which is owned by a REIT. The separate existence of a qualified REIT subsidiary is disregarded for U.S. federal income tax purposes. Other entities that are wholly-owned by the Fund, such as single member limited liability companies that have not elected to be taxed as corporations for U.S. federal income tax purposes, are also generally disregarded as separate entities for U.S. federal income tax purposes, including for purposes of the REIT income and asset tests. All assets, liabilities and items of income, deduction and credit of qualified REIT subsidiaries and disregarded subsidiaries will be treated as assets, liabilities and items of income, deduction and credit of the REIT itself. A qualified REIT subsidiary of the Fund is not subject to U.S. federal corporate income taxation, although it may be subject to state and local taxation in some states.

In the event that a qualified REIT subsidiary or a disregarded subsidiary ceases to be wholly owned by the Fund (for example, if any equity interest in the subsidiary is acquired by a person other than the Fund or another disregarded subsidiary of the Fund), the subsidiary’s separate existence would no longer be disregarded for U.S. federal income tax purposes. Instead, it would have multiple owners and would be treated as either a partnership or a taxable corporation. Such an event could, depending on the circumstances, adversely affect the Fund’s ability to satisfy the various asset and gross income tests applicable to REITs, including the requirement that REITs generally may not own, directly or indirectly, more than 10% of the value or voting power of the outstanding securities of another corporation. See “— Asset Tests” and “— Income Tests.”

Taxable REIT Subsidiaries. A taxable REIT subsidiary (“TRS”) is an entity that is taxable as a corporation in which the Fund directly or indirectly owns stock and that elects with the Fund to be treated as a TRS. The separate existence of a TRS is not ignored for U.S. federal income tax purposes. Accordingly, a domestic TRS generally is subject to U.S. federal corporate income tax on its earnings, which may reduce the cash flow that the Fund generates in the aggregate, and may reduce the Fund’s ability to make distributions to shareholders. In addition, if a TRS owns, directly or indirectly, securities representing 35% or more of the vote or value of a subsidiary corporation, that subsidiary will also be treated as a TRS. However, an entity will not qualify as a TRS if it directly or indirectly operates or manages a lodging or health care facility or, generally, provides to another person, under a franchise, license or otherwise, rights to any brand name under which any lodging facility or health care facility is operated. The Fund generally may not own more than 10%, as measured by voting power or value, of the securities of a corporation that is not a qualified REIT subsidiary unless the Fund and such corporation elect to treat such corporation as a TRS. Overall, no more than 20% of the value of a REIT’s assets may consist of stock or securities of one or more TRSes.

A REIT is not treated as owning the assets or earning directly the income earned by its TRSes for purposes of the applicable REIT qualification tests. Rather, the stock issued by a TRS to the Fund is an asset of the Fund, and the Fund treats dividends paid to it from such TRS, if any, as income. The stock of and income from any TRS of the Fund will be subject to the Fund’s income and asset tests calculations, as described below. As a result, income that might not be qualifying income for purposes of the income tests applicable to REITs could be earned by a TRS without affecting the Fund’s status as a REIT. For example, the Fund may use TRSes to perform services or conduct activities that give rise to certain categories of income such as management fees, or to conduct activities that, if conducted by the Fund directly, would be treated as prohibited transactions.

Generally, the Fund would be obligated to pay a 100% excise tax on certain payments that the Fund receives from, or on the amount of certain expenses deducted by, a TRS that are not at arms’ length.

Deductions of a REIT will be limited for business interest expense to the sum of a taxpayer’s business interest income and 30% of the adjusted taxable income of the business, which is its taxable income computed without regard to business interest income or expense, net operating losses or the pass-through income deduction (and for taxable years before 2022, excludes depreciation and amortization). Such limitations may also impact the amount of U.S. federal income tax payable by any of the Fund’s TRSes.

Taxable Mortgage Pools and Excess Inclusion Income. An entity, or a portion of an entity, that does not elect to be treated as a real estate mortgage investment conduit (a “REMIC”) may be classified as a taxable mortgage pool (a “TMP”) under the Code if:

•	substantially all of its assets consist of debt obligations or interests in debt obligations;

•	more than 50% of those debt obligations are real estate mortgages or interests in real estate mortgages as of specified testing dates;

•	the entity has issued debt obligations (liabilities) that have two or more maturities; and

•	the payments required to be made by the entity on its debt obligations “bear a relationship” to the payments to be received by the entity on the debt obligations that it holds as assets.

Under U.S. Treasury regulations, if less than 80% of the assets of an entity (or a portion of an entity) consists of debt obligations, these debt obligations are considered not to comprise “substantially all” of its assets, and therefore the entity would not be treated as a TMP.

A TMP generally is treated as a taxable corporation and it cannot file a consolidated U.S. federal income tax return with any other corporation. If, however, a REIT owns 100% of the equity interests in a TMP, then the TMP is a qualified REIT subsidiary and, as such, ignored as an entity separate from the REIT, but a portion of the REIT’s income will be treated as excess inclusion income and a portion of the dividends the REIT pays to U.S. holders will be considered to be excess inclusion income.

Section 860E(c) of the Code defines the term “excess inclusion” with respect to a residual interest in a REMIC. The IRS has yet to issue guidance on the computation of excess inclusion income on equity interests in a TMP held by a REIT. Generally, however, excess inclusion income with respect to the Fund’s investment in any TMP and any taxable year will equal the excess of (i) the amount of income the Fund accrues on its investment in the TMP over (ii) the amount of income the Fund would have accrued if its investment were a debt instrument having an issue price equal to the fair market value of its investment on the day the Fund acquired it and a yield to maturity equal to 120% of the long-term applicable federal rate in effect on the date the Fund acquired its interest. The term “applicable federal rate” refers to rates that are based on weighted average yields for U.S. Treasury securities and are published monthly by the IRS for use in various tax calculations. If the Fund undertakes securitization transactions that are TMPs, the amount of excess inclusion income the Fund recognizes in any taxable year could represent a significant portion of its total taxable income for that year.

Although the Fund intends to structure its securitization and financing transactions so that it will not recognize any excess inclusion income, the Fund cannot assure shareholders that it will always be successful in this regard. If, notwithstanding its intent, the Fund recognized excess inclusion income, then under guidance issued by the IRS the Fund would be required to allocate the excess inclusion income proportionately among the dividends it pays to its stockholders and it must notify its shareholders of the portion of its dividends that represents excess inclusion income. A shareholder’s taxable income can never be less than the sum of such shareholder’s excess inclusion income for the year; excess inclusion income cannot be offset with net operating losses or other allowable deductions.

If the Fund recognizes excess inclusion income, and one or more disqualified organizations are record holders of shares of capital stock, the Fund will be taxable at the highest federal corporate income tax rate on the portion of any excess inclusion income equal to the percentage of Shares that is held by disqualified organizations. In such circumstances, the Fund may reduce the amount of its distributions to a disqualified organization whose stock ownership gave rise to the tax. To the extent that its capital stock owned by disqualified organizations is held by a broker/dealer or other nominee, the broker/dealer or other nominee would be liable for a tax at the highest corporate tax rate on the portion of its excess inclusion income allocable to its capital stock held by the broker/dealer or other nominee on behalf of the disqualified organizations.

Taxpayers with net operating losses should carefully consider the tax consequences described above and are urged to consult their tax advisors in connection with their decision to invest in the Fund.

Income Tests

To qualify as a REIT, the Fund must satisfy two gross income requirements, each of which is applied on an annual basis. First, at least 75% of the Fund’s gross income, excluding gross income from prohibited transactions and certain hedging and foreign currency transactions, for each taxable year generally must be derived directly or indirectly from:

•	rents from real property;

•	interest on debt secured by mortgages on real property or on interest in real property;

•	dividends or other distributions on, and gain from the sale of, stock in other REITs;

•	gain from the sale of real property or mortgage loans;

•	abatements and refunds of taxes on real property;

•	income and gain derived from foreclosure property (as described below);

•

amounts (other than amounts the determination of which depends in whole or in part on the income or profits of any person) received or accrued as consideration for entering into agreements (i) to make loans secured by mortgages on real property or on interests in real property or (ii) to purchase or lease real property (including interests in real property and interests in mortgages on real property); and

•

interest or dividend income from investments in stock or debt instruments attributable to the temporary investment of new capital during the one-year period following the Fund’s receipt of new capital that it raises through equity offerings or public offerings of debt obligations with at least a five-year term.

Second, at least 95% of the Fund’s gross income, excluding gross income from prohibited transactions and certain hedging transactions, for each taxable year must be derived from sources that qualify for purposes of the 75% test, and from (i) dividends, (ii) interest and (iii) gain from the sale or disposition of stock or securities.

If the Fund fails to satisfy one or both of the 75% and 95% gross income tests for any taxable year, the Fund may nevertheless qualify as a REIT for that year if it is entitled to relief under the Code. These relief provisions generally will be available if the Fund’s failure to meet the tests is due to reasonable cause and not due to willful neglect, and the Fund attaches a schedule of the sources of its income to its U.S. federal income tax return. It is not possible, however, to state whether in all circumstances the Fund would be entitled to the benefit of these relief provisions. If these relief provisions are inapplicable to a particular set of circumstances, the Fund will fail to qualify as a REIT. Even if these relief provisions apply, a penalty tax would be imposed based on the amount of nonqualifying income. See “— Taxation of REITs in General.”

Gross income from the Fund’s sale of property that it holds primarily for sale to customers in the ordinary course of business is excluded from both the numerator and the denominator in both gross income tests. In addition, certain foreign currency gains will be excluded from gross income for purposes of one or both of the gross income tests. The following paragraphs discuss some of the specific applications of the gross income tests to us.

Interest. The term “interest,” as defined for purposes of both gross income tests, generally excludes any amount that is based in whole or in part on the income or profits of any person; however, it generally includes the following: (i) an amount that is received or accrued based on a fixed percentage or percentages of receipts or sales, and (ii) an amount that is based on the income or profits of a debtor, as long as the debtor derives substantially all of its income from the real property securing the debt by leasing substantially all of its interest in the property, and only to the extent that the amounts received by the debtor would be qualifying “rents from real property” if received directly by a REIT.

Interest on debt secured by mortgages on real property or on interests in real property generally is qualifying income for purposes of the 75% gross income test. However, if the highest principal amount of a loan outstanding during a taxable year exceeds the fair market value of the real property securing the loan as of the date the Fund agreed to originate or acquire the loan, a portion of the interest income from such loan will not be qualifying income for purposes of the 75% gross income test but will be qualifying income for purposes of the 95% gross income test. The portion of the interest income that will not be qualifying income for purposes of the 75% gross income test will be equal to the portion of the principal amount of the loan that is not secured by real property — that is, the amount by which the loan exceeds the value of the real estate that is security for the loan.

MBS in which the Fund invests may be treated as interests in a grantor trust or as interests in a REMIC for U.S. federal income tax purposes, in which case interest income from such MBS would be qualifying income for the 95% gross income test. In the case of MBS treated as interests in grantor trusts, the Fund would be treated as owning an undivided beneficial ownership interest in the mortgage loans held by the grantor trust. The interest on such mortgage loans would be qualifying income for purposes of the 75% gross income test to the extent that the obligation is secured by real property. In the case of MBS treated as interests in a REMIC, income derived from REMIC interests will generally be treated as qualifying income for purposes of the 75% and 95% gross income tests. If less than 95% of the assets of the REMIC are real estate assets, however, then only a proportionate part of the Fund’s interest in the REMIC and income derived from the interest will qualify for purposes of the 75% gross income test. In addition, some REMIC securitizations include imbedded interest swap or cap contracts or other derivative instruments that potentially could produce nonqualifying income for the holder of the related REMIC securities.

Mezzanine Loans. IRS Revenue Procedure 2003-65 provides a safe harbor pursuant to which a mezzanine loan, if it meets each of the requirements contained therein, will be treated by the IRS as a real estate asset for purposes of the REIT asset tests and interest derived from it will be treated as qualifying mortgage interest for purposes of the 75% income test. Although Revenue Procedure 2003-65 provides a safe harbor on which taxpayers may rely, it does not prescribe rules of substantive tax law. Mezzanine loans in which the Fund invests may not always meet each of the requirements for reliance on this safe harbor; however, the Fund will seek to invest in mezzanine loans in a manner that it believes will enable it to satisfy the REIT gross income and asset tests.

Hedging Transactions. The Fund may enter into hedging transactions with respect to one or more of the Fund’s assets or liabilities. Hedging transactions could take a variety of forms, including interest rate swap agreements, interest rate cap agreements, options, futures contracts, forward rate agreements or similar financial instruments. Except to the extent provided by Treasury regulations, any income from a hedging transaction the Fund enters into (i) in the normal course of its business primarily to manage risk of interest rate or price changes or currency fluctuations with respect to borrowings made or to be made, or ordinary obligations incurred or to be incurred, to acquire or carry real estate assets, which is clearly identified as a hedge along with the risk that it hedges within prescribed time periods specified in Treasury regulations, (ii) primarily to manage risk of currency fluctuations with respect to any item of income or gain that would be qualifying income under the 75% or 95% income tests which is clearly identified as a hedge along with the risk that it hedges within prescribed time periods, or (iii) in connection with the effective termination of certain hedging transactions described above will be excluded from gross income for purposes of both the 75% or 95% gross income tests. To the extent that the Fund enters into other types of hedging transactions, the income from those transactions is likely to be treated as nonqualifying income for purposes of both of the 75% and 95% gross income tests. Moreover, to the extent that a position in a hedging transaction has positive value at any particular point in time, it may be treated as an asset that does not qualify for purposes of the asset tests described below. The Fund intends to structure any hedging transactions in a manner that does not jeopardize its qualification as a REIT. No assurance can be given, however, that the Fund’s hedging activities will not give rise to income or assets that do not qualify for purposes of the REIT tests, or that the Fund’s hedging will not adversely affect its ability to satisfy the REIT qualification requirements.

The Fund may conduct some or all of its hedging activities through a TRS or other entity that is treated as a corporation for U.S. federal income tax purposes, the income of which may be subject to U.S. federal income tax, rather than by participating in the arrangements directly or through pass-through subsidiaries.

Rents from Real Property. Rents the Fund receives will qualify as “rents from real property” in satisfying the gross income requirements for a REIT described above only if several conditions described below are met. These conditions relate to the identity of the tenant, the computation of the rent payable, and the nature of the property leased and any services provided in connection with the property. First, the amount of rent must not be based in whole or in part on the income or profits of any person. However, an amount received or accrued generally will not be excluded from rents from real property solely by reason of being based on a fixed percentage or percentages of receipts or sales. Second, rents the Fund receives from a “related party tenant” will not qualify as rents from real property in satisfying the gross income tests unless certain limited exceptions apply. A tenant is a related party tenant if the REIT, or an actual or constructive owner of 10% or more of the REIT, actually or constructively owns 10% or more of the tenant. Third, if rent attributable to personal property leased in connection with a lease of real property is greater than 15% of the total rent received under the lease, then the portion of rent attributable to the personal property will not qualify as rents from real property. Finally, for rents to qualify as “rents from real property” for purposes of the gross income tests, the Fund is only allowed to provide services that are both usually or “customarily rendered” in connection with the rental of real property and not otherwise considered “rendered to the occupant” of the property. The Fund may, however, render services to its tenants through an “independent contractor” who is adequately compensated and from whom the Fund does not derive revenue if certain requirements are satisfied. The Fund may also own an interest in a TRS that provides non-customary services to tenants without tainting the Fund’s rental income from the related properties.

Even if a REIT furnishes or renders services that are non-customary with respect to a property, if the greater of (i) the amounts received or accrued, directly or indirectly, or deemed received by the REIT with respect to such services, or (ii) 150% of the Fund’s direct cost in furnishing or rendering the services during a taxable year is not more than 1% of all amounts received or accrued, directly or indirectly, by the REIT with respect to the property during the same taxable year, then only the amounts with respect to such non-customary services are not treated as rent for purposes of the REIT gross income tests.

The Fund intends to operate so as not to fail the applicable REIT income tests. However, no assurance can be given that the IRS will concur with the Fund’s determination as to whether a particular service is usual or customary, or otherwise in this regard.

Dividends. The Fund may directly or indirectly receive distributions from TRSes or other corporations that are not REITs or qualified REIT subsidiaries. These distributions generally are treated as dividend income to the extent of earnings and profits of the distributing corporation. The Fund’s dividend income from stock in any corporation (other than any REIT), including any TRS, will be qualifying income for purposes of the 95% gross income test, but not the 75% gross income test. Dividends that the Fund receives from any REITs in which the Fund owns stock and the Fund’s gain on the sale of the stock in those REITs will be qualifying income for purposes of both gross income tests. However, if a REIT in which the Fund owns stock fails to qualify as a REIT in any year, the Fund’s income from such REIT would be qualifying income for purposes of the 95% gross income test, but not the 75% gross income test.

Fee Income. Any fee income that the Fund earns will generally not be qualifying income for purposes of either gross income test. Any fees earned by a TRS will not be included for purposes of the gross income tests.

Prohibited Transactions Tax. A REIT will incur a 100% tax on the gain derived from any sale or other disposition of property, other than foreclosure property, that the REIT holds primarily for sale to customers in the ordinary course of a trade or business or “dealer property.” Whether a REIT holds an asset primarily for sale to customers in the ordinary course of a trade or business depends on the facts and circumstances in effect from time to time, including those related to a particular asset. The Fund generally does not intend to invest in dealer property. Although the Code provides a safe harbor exception to prohibited transaction treatment, no assurance can be given that the Fund can or will comply with such safe harbor or that it will avoid owning property that may be characterized as held primarily for sale to customers in the ordinary course of the Fund’s trade or business.

Foreclosure Property. Foreclosure property is any real property, including interests in real property, and any personal property incident to such real property:

•

that is acquired by a REIT as the result of the REIT having bid in such property at foreclosure, or having otherwise reduced such property to ownership or possession by agreement or process of law, after there was a default or default was imminent on a lease of such property or on indebtedness that such property secured;

•	for which the related loan was acquired by the REIT at a time when the default was not imminent or anticipated; and

•	for which the REIT makes a proper election to treat the property as foreclosure property.

However, a REIT will not be considered to have foreclosed on a property where the REIT takes control of the property as a mortgagee-in-possession and cannot receive any profit or sustain any loss except as a creditor of the mortgagor.

The Fund will be subject to tax at the maximum corporate rate on any income from foreclosure property, including gain from the disposition of the foreclosure property, other than income that otherwise would be qualifying income for purposes of the 75% gross income test, less expenses directly connected with the production of that income. However, net income from foreclosure property, including gain from the sale of foreclosure property held for sale in the ordinary course of a trade or business, will qualify for purposes of the 75% and 95% gross income tests. Any gain from the sale of property for which a foreclosure property election has been made will not be subject to the 100% tax on gains from prohibited transactions described above, even if the property would otherwise constitute inventory or dealer property.

Phantom Income. Due to the nature of the assets in which the Fund will invest, it may be required to recognize taxable income from certain assets in advance of its receipt of cash flow from or proceeds from disposition of such assets, and may be required to report taxable income that exceeds the economic income ultimately realized on such assets.

The Fund may acquire debt instruments in the secondary market for less than their face amount. The amount of such discount generally will be treated as “market discount” for U.S. federal income tax purposes. Accrued market discount is reported as income when, and to the extent that, any payment of principal of the debt instrument is made, unless the Fund elects to include accrued market discount in income as it accrues. Principal payments on certain debt instruments may be made monthly, and consequently accrued market discount may have to be included in income each month as if the debt instrument were assured of ultimately being collected in full. If the Fund collects less on the debt instrument than its purchase price plus the market discount it had previously reported as income, the Fund may not be able to benefit from any offsetting loss deductions.

The terms of the debt instruments that the Fund holds may be modified under certain circumstances. These modifications may be considered “significant modifications” for U.S. federal income tax purposes that give rise to a deemed debt-for-debt exchange upon which the Fund may recognize taxable income or gain without a corresponding receipt of cash.

Some of the debt securities that the Fund acquires may have been issued with original issue discount. In general, the Fund will be required to accrue non-de minimis original issue discount based on the constant yield to maturity of such debt securities, and to treat it as taxable income in accordance with applicable U.S. federal income tax rules even though such yield may exceed cash payments, if any, received on such debt instrument.

In addition, in the event that any debt instruments or debt securities acquired by the Fund are delinquent as to mandatory principal and interest payments, or in the event payments with respect to a particular debt instrument are not made when due, the Fund may nonetheless be required to continue to recognize the unpaid interest as taxable income. Similarly, the Fund may be required to accrue interest income with respect to subordinated mortgage-backed securities at the stated rate regardless of whether corresponding cash payments are received.

The Fund may be required under the terms of indebtedness that it incurs to use cash received from interest payments to make principal payments on that indebtedness, with the effect of recognizing income but not having a corresponding amount of cash available for distribution to shareholders.

The Fund may be required to include in income certain amounts no later than the time such amounts are reflected on certain financial statements. The application of this rule may require the accrual of income with respect to our debt instruments earlier than would be the case under general tax rules.

As a result of each of these potential timing differences between income recognition or expense deduction and cash receipts or disbursements, there is a risk that the Fund may have taxable income in excess of cash available for distribution. In that event, the Fund may need to borrow funds or take other action to satisfy the REIT distribution requirements for the taxable year in which this “phantom income” is recognized. See “— Annual Distribution Requirements Applicable to REITs.”

Asset Tests

At the close of each quarter of the Fund’s taxable year, the Fund must satisfy the following tests relating to the nature of its assets:

•	At least 75% of the value of the Fund’s total assets must be represented by the following:

●	interests in real property, including leaseholds and options to acquire real property and leaseholds;

●	interests in mortgages on real property;

●	stock in other REITs and debt instruments issued by publicly offered REITs;

●	cash and cash items (including certain receivables);

●

investments in stock or debt instruments attributable to the temporary investment of new capital during the one-year period following the Fund’s receipt of new capital that it raises through equity offerings or public offerings of debt obligations with at least a five-year term; and

●

regular or residual interests in a REMIC. However, if less than 95% of the assets of a REMIC consists of assets that are qualifying real estate-related assets under U.S. federal income tax laws, determined as if the Fund held such assets directly, the Fund will be treated as holding directly its proportionate share of the assets of such REMIC.

•	Not more than 25% of the Fund’s total assets may be represented by securities, other than those in the 75% asset class described above.

•

Except for securities in TRSes and the securities in the 75% asset class described in the first bullet point above, the value of any one issuer’s securities owned by us may not exceed 5% of the value of the Fund’s total assets.

•

Except for securities in TRSes and the securities in the 75% asset class described in the first bullet point above, the Fund may not own more than 10% of any one issuer’s outstanding voting securities.

•

Except for securities of TRSes and the securities in the 75% asset class described in the first bullet point above, the Fund may not own more than 10% of the total value of the outstanding securities of any one issuer, other than securities that qualify for the “straight debt” exception or other exceptions discussed below.

•	Not more than 20% of the value of the Fund’s total assets may be represented by the securities of one or more TRSes.

•	Not more than 25% of the value of the Fund’s total assets may be represented by nonqualified publicly offered REIT debt instruments.

Notwithstanding the general rule, as noted above, that for purposes of the REIT income and asset tests the Fund is treated as owning the Fund’s proportionate share of the underlying assets of a subsidiary partnership, if it holds indebtedness issued by a partnership, the indebtedness will be subject to, and may cause a violation of, the asset tests unless the indebtedness is a qualifying mortgage asset or other conditions are met. Similarly, although stock of another REIT is a qualifying asset for purposes of the REIT asset tests, any non-mortgage debt that is issued by another REIT may not so qualify (although such debt will not be treated as “securities” for purposes of the 10% value test, as explained below).

Securities, for purposes of the asset tests, may include debt the Fund holds from other issuers. However, debt the Fund holds in an issuer that does not qualify for purposes of the 75% asset test will not be taken into account for purposes of the 10% value test if the debt securities meet the straight debt safe harbor. Subject to certain exceptions, debt will meet the “straight debt” safe harbor if the debt is a written unconditional promise to pay on demand or on a specified date a sum certain in money, the debt is not convertible, directly or indirectly, into stock, and the interest rate and the interest payment dates of the debt are not contingent on the profits of any person, the borrower’s discretion or similar factors. In the case of an issuer that is a corporation or a partnership, securities that otherwise would be considered straight debt will not be so considered if the Fund, and any of its “controlled taxable REIT subsidiaries” as defined in the Code, hold any securities of the corporate or partnership issuer that (a) are not straight debt or other excluded securities (prior to the application of this rule), and (b) have an aggregate value greater than 1% of the issuer’s outstanding securities (including, in the case of a partnership issuer, the Fund’s interest as a partner in the partnership).

In addition to straight debt, the Code provides that certain other securities will not violate the 10% asset test. Such securities include (i) any loan made to an individual or an estate, (ii) certain rental agreements pursuant to which one or more payments are to be made in subsequent years (other than agreements between a REIT and certain persons related to the REIT under attribution rules), (iii) any obligation to pay rents from real property, (iv) securities issued by governmental entities that are not dependent in whole or in part on the profits of (or payments made by) a non-governmental entity, (v) any security (including debt securities) issued by another REIT and (vi) any debt instrument issued by a partnership if the partnership’s income is of such a nature that the partnership would satisfy the 75% gross income test described above under “— Income Tests.” In applying the 10% asset test, a debt security issued by a partnership (other than straight debt or any other excluded security) is not taken into account to the extent, if any, of the REIT’s proportionate interest as a partner in that partnership.

Any stock that the Fund holds or acquire in other REITs will be a qualifying asset for purposes of the 75% asset test. However, if a REIT in which the Fund owns stock fails to qualify as a REIT in any year, the stock in such REIT will not be a qualifying asset for purposes of the 75% asset test. Instead, the Fund would be subject to the second, third, fourth, and fifth asset tests described above with respect to its investment in such a disqualified REIT. The Fund will also be subject to those assets tests with respect to its investments in any non-REIT C corporations for which it does not make a TRS election.

The Fund will monitor the status of the Fund’s assets for purposes of the various asset tests and will seek to manage its portfolio to comply with such tests. There can be no assurances, however, that the Fund will be successful in this effort. Independent appraisals may not have been obtained to support the Fund’s conclusions as to the value of its total assets or the value of any particular security or securities. Moreover, the values of some assets may not be susceptible to a precise determination, and values are subject to change in the future. Furthermore, the proper classification of an instrument as debt or equity for U.S. federal income tax purposes may be uncertain in some circumstances, which could affect the application of the REIT asset requirements. Accordingly, there can be no assurance that the IRS will not contend that the Fund’s interests in its Subsidiaries or in the securities of other issuers will not cause a violation of the REIT asset tests.

However, certain relief provisions are available to allow REITs to satisfy the asset requirements or to maintain REIT qualification notwithstanding certain violations of the asset and other requirements. For example, if the Fund failed to satisfy the asset tests at the end of a calendar quarter, such a failure would not cause the Fund to lose its REIT qualification if (i) it satisfied the asset tests at the close of the preceding calendar quarter and (ii) the discrepancy between the value of its assets and the asset requirements was not wholly or partly caused by an acquisition of nonqualifying assets, but instead arose from changes in the relative market values of its assets. If the condition described in (ii) were not satisfied, the Fund could nevertheless avoid disqualification by eliminating any discrepancy within 30 days after the close of the calendar quarter in which it arose or by making use of the relief provisions described above.

In the case of de minimis violations of the 10% and 5% asset tests, a REIT may maintain its qualification despite a violation of such requirements if (i) the value of the assets causing the violation does not exceed the lesser of 1% of the REIT’s total assets and $10,000,000 and (ii) the REIT either disposes of the assets causing the failure within six months after the last day of the quarter in which it identifies the failure, or the relevant tests are otherwise satisfied within that time frame.

Even if the Fund did not qualify for the foregoing relief provisions, one additional provision allows a REIT which fails one or more of the asset requirements for a particular tax quarter to nevertheless maintain its REIT qualification if (i) the REIT provides the IRS with a description of each asset causing the failure, (ii) the failure is due to reasonable cause and not willful neglect, (iii) the REIT pays a tax equal to the greater of (a) $50,000 per failure and (b) the product of the net income generated by the assets that caused the failure multiplied by the highest applicable corporate tax rate and (iv) the REIT either disposes of the assets causing the failure within six months after the last day of the quarter in which it identifies the failure, or otherwise satisfies the relevant asset tests within that time frame.

Annual Distribution Requirements Applicable to REITs

To qualify for taxation as a REIT, the Fund generally must distribute dividends (other than capital gain dividends) to shareholders in an amount at least equal to:

•

the sum of (i) 90% of the Fund’s REIT taxable income, computed without regard to the dividends paid deduction and the Fund’s net capital gain and (ii) 90% of the Fund’s net income after tax, if any, from foreclosure property; minus

•

the excess of the sum of specified items of non-cash income (including original issue discount on the Fund’s mortgage loans) over 5% of the Fund’s REIT taxable income, computed without regard to the dividends paid deduction and the Fund’s net capital gain.

Distributions generally must be made during the taxable year to which they relate. Distributions may be made in the following year in two circumstances. First, if the Fund declares a dividend in October, November or December of any year with a record date in one of these months and pays the dividend on or before January 31 of the following year, the Fund and each shareholder will be treated as having paid and received, respectively, the dividend on December 31 of the year in which the dividend was declared. Second, distributions may be made in the following year if the dividends are declared before the Fund timely files its tax return for the year and if made before the first regular dividend payment made after such declaration. These distributions are taxable to shareholders in the year in which paid, even though the distributions relate to the Fund’s prior taxable year for purposes of the 90% distribution requirement. In addition, the Fund is subject to certain restrictions imposed by the 1940 Act, including that the Fund may only designate one distribution per taxable year as a capital gains distribution. The impact of such 1940 Act limitation and the REIT distribution requirements are not entirely clear. To the extent that the Fund does not distribute all of its net capital gain or it distributes at least 90%, but less than 100% of its REIT taxable income, as adjusted, the Fund will be subject to tax on the undistributed amount at regular corporate tax rates.

To the extent that in the future the Fund may have available net operating losses carried forward from prior tax years, such losses may reduce the amount of distributions that the Fund must make in order to comply with the REIT distribution requirements. Such losses, however, will generally not affect the tax treatment to shareholders of any distributions that are actually made.

If the Fund fails to distribute during a calendar year (or, in the case of distributions with declaration and record dates falling in the last three months of the calendar year, by the end of January following such calendar year) at least the sum of (i) 85% of its ordinary income for such year, (ii) 95% of its capital gain net income for such year and (iii) any undistributed taxable income from prior years, the Fund will be subject to a 4% excise tax on the excess of such required distribution over the sum of (x) the amounts actually distributed (taking into account excess distributions from prior years) and (y) the amounts of income retained on which the Fund has paid corporate income tax.

Although several types of non-cash income are excluded in determining the annual distribution requirement, the Fund will incur corporate income tax and the 4% nondeductible excise tax with respect to those non-cash income items if the Fund does not distribute those items on a current basis. As a result of the foregoing, the Fund may not have sufficient cash to distribute all of its taxable income and thereby avoid corporate income tax and the excise tax imposed on certain undistributed income. In such a situation, the Fund may need to borrow funds or issue additional stock.

The Fund may elect to retain rather than distribute all or a portion of its net capital gains and pay the tax on the gains. In that case, the Fund may elect to have shareholders include their proportionate share of the undistributed net capital gains in income as long-term capital gains and receive a credit for their share of the tax paid by the Fund. The shareholders would then increase the adjusted basis of their stock by the difference between (i) the amounts of capital gain dividends that the Fund designated and that they include in their taxable income, minus

(ii) the tax that the Fund paid on their behalf with respect to that income. For purposes of the 4% excise tax described above, any retained amounts for which the Fund elects this treatment would be treated as having been distributed.

The Fund intends to make timely distributions sufficient to satisfy the distribution requirements. However, it is possible that, from time to time, the Fund may not have sufficient cash or other liquid assets to meet the distribution requirements due to timing differences between the actual receipt of income and actual payment of deductible expenses, and the inclusion of items of income and deduction of expenses by the Fund for U.S. federal income tax purposes. In addition, the Fund may decide to retain its cash, rather than distribute it, in order to repay debt, acquire assets or for other reasons. In the event that such timing differences occur, and in other circumstances, it may be necessary in order to satisfy the distribution requirements to arrange for short-term, or possibly long-term, borrowings, or to pay the dividends in the form of other property (including, for example, shares of Shares).

If the Fund’s taxable income for a particular year is subsequently determined to have been understated, under some circumstances the Fund may be able to rectify a failure to meet the distribution requirement for a year by paying deficiency dividends to shareholders in a later year, which may be included in the Fund’s deduction for dividends paid for the earlier year. Thus, the Fund may be able to avoid being taxed on amounts distributed as deficiency dividends. However, the Fund will be required to pay interest based upon the amount of any deduction taken for deficiency dividends.

Penalty Tax

Any redetermined rents, redetermined deductions, excess interest or redetermined TRS service income the Fund generates will be subject to a 100% penalty tax. In general, redetermined rents are rents from real property that are overstated as a result of any services furnished to any of the Fund’s tenants by a TRS, and redetermined deductions and excess interest represent any amounts that are deducted by a TRS for amounts paid to the Fund that are in excess of the amounts that would have been deducted based on arm’s length negotiations. Rents that the Fund receives will not constitute redetermined rents if they qualify for certain safe harbor provisions contained in the Code. Redetermined TRS service income is income earned by a TRS that is attributable to services provided to the Fund, or on the Fund’s behalf to any of its tenants, that is less than the amounts that would have been charged based upon arms’ length negotiations.

Failure to Qualify

If the Fund fails to satisfy one or more requirements of REIT qualification, other than the income tests or asset requirements, then the Fund may still retain REIT qualification if the failure is due to reasonable cause and not willful neglect, and the Fund pays a penalty of $50,000 for each failure.

If the Fund fails to qualify for taxation as a REIT in any taxable year and the relief provisions do not apply, the Fund will be subject to tax on its taxable income as a corporation. This would significantly reduce both cash available for distribution to shareholders and earnings. If the Fund fails to qualify as a REIT, the Fund will not be required to make any distributions to shareholders and any distributions that are made will not be deductible by the Fund. Moreover, all distributions to shareholders would be taxable as dividends to the extent of the Fund’s current and accumulated earnings and profits, whether or not attributable to capital gains of the Fund. Furthermore, subject to certain limitations in the Code, corporate distributees may be eligible for the dividends received deduction with respect to those distributions, and individual, trust and estate distributees may be eligible for reduced U.S. federal income tax rates on such dividends. Unless the Fund is entitled to relief under specific statutory provisions, the Fund also will be disqualified from taxation as a REIT for the four taxable years following the year during which qualification was lost.

Tax Aspects of any Subsidiary Partnerships

General. The Fund may hold certain investments indirectly through subsidiary partnerships and limited liability companies that are treated as partnerships or disregarded entities for U.S. federal income tax purposes. In general, entities that are treated as partnerships or disregarded entities for U.S. federal income tax purposes are “pass-through” entities which are not required to pay U.S. federal income tax. Rather, partners or members of such entities are allocated their shares of the items of income, gain, loss, deduction and credit of the partnership or limited liability company, and are potentially required to pay tax on this income, without regard to whether they receive a distribution from the partnership or limited liability company. A partner in such entities that is a REIT will include in its income its share of these partnership and limited liability company items for purposes of the various gross income tests, the computation of its REIT taxable income, and the REIT distribution requirements. Pursuant to these rules, for purposes of the asset tests, the Fund will include its pro rata share of assets held by its subsidiary partnerships and limited liability companies, based on its capital interest in each such entity.

Significant changes to the rules for U.S. federal income tax audits of partnerships, such as any subsidiary partnerships or limited liability companies treated as partnerships for U.S. federal income tax purposes are effective for taxable years beginning on or after January 1, 2018. Such audits will continue to be conducted at the entity level unless such entity qualifies for and affirmatively elects an alternative procedure, and any adjustments to the amount of tax due (including interest and penalties) will be payable by the entity itself. Under an alternative procedure, if elected, a partnership would issue information returns to persons who were partners in the audited year, who would then be required to take such adjustments into account in calculating their own tax liability, and the partnership would not be liable for the adjustments. If any subsidiary partnership or limited liability company is able to and in fact elects the alternative procedure for a given adjustment, the amount of taxes for which such persons will be liable will be increased by any applicable penalties and a special interest charge. There can be no assurance that any such entities will make such an election for any given adjustment. Many issues and the overall effect of these rules on the Fund are uncertain.

Taxation of U.S. Shareholders

Distributions Generally. The Fund intends to declare and make distributions at least annually, although the Fund may declare and pay distributions more frequently (e.g., quarterly). Unless shareholders specify otherwise, distributions will be reinvested in Shares of the Fund during the Subscription Period and in shares of a Subsequent Fund after the expiration of the Subscription Period. If at any time after the expiration of the Subscription Period there is no Subsequent Fund open to new investment, shareholders will receive distributions in cash.

For federal income tax purposes, distributions made out of current or accumulated earnings and profits of the Fund (and not designated as capital gain dividends) are generally taxable to shareholders as ordinary income. In general, ordinary dividends will not be eligible for the dividends-received deduction for corporate shareholders.

Ordinary dividends generally will not qualify as “qualified dividend income” currently taxed as net capital gain for U.S. shareholders that are individuals, trusts, or estates. Distributions of investment income properly reported by the Fund as derived from “qualified dividend income,” if any, will be taxed in the hands of individuals, trusts, or estates at the rates applicable to long-term capital gains, provided that certain holding period and other requirements are met at both the shareholder and Fund level.

For taxable years beginning after December 31, 2017 and before January 1, 2026, individuals, trusts and estates may deduct up to 20% of certain pass-through income, including ordinary REIT dividends that are not Capital Gain Dividends or “qualified dividend income,” subject to certain limitations.

If, in and with respect to any taxable year, the Fund makes a distribution to a shareholder in excess of the Fund’s current and accumulated earnings and profits, the excess distribution will be treated as a return of capital to the extent of such shareholder’s tax basis in its Shares, and thereafter as capital gain. To the extent that distributions exceed the adjusted basis of a shareholder’s shares, the U.S. holder generally must include such distributions in income as long-term capital gain if the Shares have been held for more than one year, or short-term capital gain if the Shares have been held for one year or less. A return of capital is not taxable, but it reduces a shareholder’s tax basis in its Shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of its Shares.

Distributions will generally be taxable, if at all, in the year of the distribution. However, a dividend will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Early in each year, the Fund will send you a statement showing detailed federal tax information with respect to your distributions for the prior tax year.

Distributions are taxable to you even if they are paid from income or gains earned by the Fund prior to your investment (and thus were included in the price you paid for your Shares). For example, if you purchase Shares on or just before the record date of a Fund distribution, you will pay full price for the Shares and could receive a portion of your investment back as a taxable distribution. In general, you will be taxed on the distributions you receive from the Fund, whether you receive them as additional Shares (or, after the Subscription Period, shares of a Subsequent Fund) pursuant to the dividend reinvestment plan or in cash.

Capital Gain Dividends. Distributions of net capital gains (the excess of the Fund’s net long-term capital gains over its net short-term capital losses) that are properly reported by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable as long-term capital gains, includable in net capital gain and taxed to individuals at reduced rates. This tax treatment applies regardless of the period during which the shareholders have held their Shares. The REIT qualification provisions of the Code do not require the Fund to distribute its long-term capital gain, and it may elect to retain and pay income tax on its net long-term capital gains received during the taxable year. If the Fund so elects for a taxable year, shareholders would include in income as long-term capital gains their proportionate share of retained net long-term capital gains for the taxable year. A shareholder would be deemed to have paid its share of the tax paid by the Fund on such undistributed capital gains, which would be credited or refunded to the shareholder. The shareholder’s basis in its Shares would be increased by the amount of undistributed long-term capital gains (less the capital gains tax paid by the Fund) included in the shareholder’s long-term capital gains. A shareholder that is a corporation will appropriately adjust its earnings and profits for the retained capital gain in accordance with Treasury regulations to be prescribed by the IRS. The Fund’s earnings and profits will be adjusted appropriately.

With respect to distributions that the Fund designates as Capital Gain Dividends and any retained capital gain that the Fund is deemed to distribute, the Fund generally may designate whether such a distribution is taxable to non-corporate shareholders at the general net capital gain rate or at the rate applicable to unrecaptured section 1250 gain (as defined in the Code). If the Fund designates any portion of a dividend as a capital gain dividend, the amount that will be taxable to the shareholder as capital gain will be indicated to U.S. shareholders on IRS Form 1099-DIV. Corporate shareholders, however, may be required to treat up to 20% of capital gain dividends as ordinary income. Capital gain dividends are not eligible for the dividends-received deduction for corporations.

Section 19(b) of the 1940 Act and Rule 19b-1 thereunder generally limit the Fund to one long-term capital gain distribution per year, subject to certain exceptions.

Sales and Repurchases of Shares. Any gain or loss resulting from the sale or exchange of your Shares generally will be treated as a capital gain or loss for federal income tax purposes, which will be long-term or short-term depending on how long you have held your Shares. In general, any loss upon a sale or exchange of Shares by a shareholder who has held such stock for six months or less (after applying certain holding period rules) will be treated as a long-term capital loss, but only to the extent of distributions from the Fund received by such shareholder that are required to be treated by such shareholder as long-term capital gains.

Shareholders who tender all of the Shares they hold or are deemed to hold in response to a repurchase offer generally will be treated as having sold their Shares and generally will recognize a capital gain or loss. If a shareholder tenders fewer than all of its Shares, it is possible that any amounts that the shareholder receives in such repurchase will be taxable as a dividend to such shareholder, and there is a risk that shareholders who do not tender any of their Shares for repurchase will be treated as having received a dividend distribution as a result of their proportionate increase in the ownership of the Fund.

A repurchase will generally be treated as a sale or exchange if it (i) results in a complete termination of the shareholder’s interest in Shares, (ii) results in a substantially disproportionate redemption with respect to the shareholder, or (iii) is not essentially equivalent to a dividend with respect to the shareholder. In determining whether any of these tests has been met, Shares actually owned, as well as Shares considered to be owned by the holder by reason of certain constructive ownership rules set forth in Section 318 of the Code, generally must be taken into account. The sale of Shares pursuant to a repurchase generally will result in a “substantially disproportionate” redemption with respect to a shareholder if the percentage of the then outstanding Shares owned by the shareholder immediately after the sale is less than 80% of the percentage of Shares owned by the shareholder determined immediately before the sale. The sale of shares pursuant to a repurchase generally will be treated as not “essentially equivalent to a dividend” with respect to a shareholder if the reduction in the shareholder’s proportionate interest in Shares as a result of the Fund’s repurchase constitutes a “meaningful reduction” of such shareholder’s interest. If a repurchase does not qualify as an exchange under such tests, proceeds received in the repurchase will be treated as a distribution from the Fund that will be taxable as described above under “— Distributions Generally.”

The Fund’s use of cash to repurchase Shares could adversely affect its ability to satisfy the distribution requirements for treatment as a REIT. The Fund could also recognize income in connection with its liquidation of assets to fund Share repurchases. Any such income would be taken into account in determining whether the distribution requirements are satisfied.

Passive Activity Loss and Investment Interest Limitation. Distributions that the Fund makes and gains arising from the disposition of Shares by a U.S. holder will not be treated as passive activity income, and therefore U.S. holders will not be able to apply any “passive activity losses” against such income. Dividends paid by the Fund, to the extent they do not constitute a return of capital, will generally be treated as investment income for purposes of the investment income limitation on the deduction of the investment interest.

Other Tax Considerations. To the extent that the Fund has available net operating losses and capital losses carried forward from prior tax years, such losses may reduce the amount of distributions that the Fund must make to comply with the REIT distribution requirements. Such losses, however, are not passed through to shareholders and do not offset income of shareholders from other sources, nor would such losses affect the character of any distributions that the Fund makes, which are generally subject to tax in the hands of shareholders to the extent that the Fund has current or accumulated earnings and profits.

Medicare Tax. An additional Medicare contribution tax is imposed on the “net investment income” of certain individuals, estates and trusts to the extent their income exceeds certain threshold amounts. “Net investment income” generally includes dividends, interest, and net gains from the disposition of investment property (including the Fund’s ordinary income dividends, Capital Gain Dividends, and capital gains recognized on the sale, repurchase, or exchange of Fund Shares). Shareholders should consult their own tax advisers regarding the effect, if any, that this provision may have on their investment in Shares.

Backup Withholding. The Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and proceeds from a repurchase paid to any individual shareholder (i) who fails to properly furnish the Fund with a correct taxpayer identification number, (ii) who has under-reported dividend or interest income or (iii) who fails to certify to the Fund that he or she is not subject to such withholding.

Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

FATCA. Sections 1471-1474 of the Code and the U.S. Treasury Regulations and IRS guidance issued thereunder (collectively, “FATCA”) generally require the Fund to obtain information sufficient to identify the status of each of its shareholders under FATCA or under an applicable intergovernmental agreement (an “IGA”). If a shareholder fails to provide this information or otherwise fails to comply with FATCA or an IGA, the Fund or its agent may be required to withhold under FATCA 30% of the distributions, other than distributions properly reported as Capital Gain Dividends, the Fund pays to that shareholder. If a payment by the Fund is subject to FATCA withholding, the Fund or its agent is required to withhold even if such payment would otherwise be exempt from withholding under the rules applicable to foreign shareholders described above. The IRS and the Department of Treasury have issued proposed regulations providing that the gross proceeds of share redemptions or exchanges and Capital Gain Dividends the Fund pays will not be subject to FATCA withholding. Each prospective investor is urged to consult its tax adviser regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor’s own situation, including investments through an intermediary. In addition, foreign countries have implemented or are considering, and may implement, laws similar in purpose and scope to FATCA, as more fully described above.

Tax Shelter Reporting. If a shareholder recognizes a loss with respect to stock of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file a disclosure statement with the IRS on Form 8886. Direct shareholders of portfolio securities are in many cases exempt from this reporting requirement, but shareholders of a REIT currently are not excepted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

The discussion above is very general. Please consult your tax adviser about the effect that an investment in the Fund could have on your own tax situation, including possible foreign, federal, state, or local tax consequences, or about any other tax questions you may have.

DIVIDEND REINVESTMENT PLAN

Dividends and capital gains distributions are treated in accordance with the instructions on your account opening form except as otherwise set forth below. Dividends and capital gains distributions either are automatically reinvested in the Fund during the Subscription Period and, after the Subscription Period, are deemed to be paid in cash and then automatically invested in a Subsequent Fund as described below, or are distributed to you in cash. The Adviser intends to launch a series of non-diversified, closed-end management investment companies with investment objectives, policies and strategies substantially similar to those of the Fund (each such fund, a “Subsequent Fund”). The Adviser expects each Subsequent Fund to be a Maryland corporation electing to be taxed as a REIT for U.S. federal income tax purposes and to have an interval fund structure similar to that of the Fund pursuant to which such Subsequent Fund will conduct annual repurchase offers. The Adviser intends to launch the first Subsequent Fund following the expiration of the Subscription Period of the Fund, and such Subsequent Fund is expected to continuously offer its shares during a subscription period of approximately two years and is then expected to close to new investment. The Adviser intends to repeat this process such that at any time following the expiration of the Subscription Period of the Fund or a Subsequent Fund, there will be only one Subsequent Fund open to new investment. The Adviser may decide not to launch any such Subsequent Fund or may modify the subscription period of any such Subsequent Fund in its sole discretion. If at any time after the expiration of the Subscription Period there is no Subsequent Fund open to new investment, you will receive dividends and capital gains distributions in cash.

Unless otherwise instructed by you to the Transfer Agent or your financial intermediary, during the Subscription Period, dividends and capital gains distributions are automatically reinvested in the Fund. The number of Shares that will be distributed in lieu of cash is determined by dividing the dollar amount of the distribution to be reinvested by the NAV as of the close of business on the day of the distribution. Following the Subscription Period, when a Subsequent Fund is available for investment, distributions are deemed to be paid in cash and then automatically invested in the Subsequent Fund. The number of Shares or shares of a Subsequent Fund issued pursuant to such investment will be determined by dividing the dollar amount of the distribution to be invested by the NAV of the applicable Subsequent Fund as of the close of business on the day of the distribution. However, if any automatic dividend reinvestment in the Fund or a Subsequent Fund would result in a shareholder owning greater than 9.8% of the Fund’s outstanding Shares or greater than 9.8% of a Subsequent Fund’s outstanding shares, as applicable, such shareholder will receive the relevant dividends and capital gains distribution in cash notwithstanding his or her election, unless such requirement is waived by the Adviser.

Your taxable income is the same regardless of which option you choose. As long as you hold Shares, you may change your election to participate in the dividend reinvestment plan by notifying the Transfer Agent or your financial intermediary, as applicable. For further information about dividend reinvestment, contact the Transfer Agent by telephone at (855) 609-3680.

DESCRIPTION OF THE FUND

The Fund was formed as a Maryland corporation on May 7, 2019. The Fund’s Charter authorizes the issuance of 1,000,000,000 Shares of common stock with par value $0.001 per share. All Shares have equal rights to the payment of dividends and other distributions and the distribution of assets upon liquidation. Shares are, when issued, fully paid and non-assessable by the Fund and have no pre-emptive or conversion rights or rights to cumulative voting.

Shareholders are entitled to share equally in dividends declared by the Board payable to holders of Shares and in the net assets of the Fund available for distribution to holders of Shares upon liquidation after payment of expenses and the preferential amounts payable to holders of any outstanding preferred shares.

Shareholders have no pre-emptive or conversion rights. Upon liquidation of the Fund, after paying or adequately providing for the payment of all liabilities of the Fund, and subject to the preferential rights of any preferred stock, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Directors may distribute the remaining assets of the Fund among the holders of the Shares.

The Charter authorizes the Board to classify and reclassify any unissued Shares of common stock into shares of other classes or series of stock, including preferred stock, without the approval of common shareholders. Any such classification or reclassification will comply with the provisions of the Charter and the 1940 Act.

As of [            ], 2019, the following amount of Shares of the Fund was authorized for registration and outstanding:

(1)	(2)	(3)	(4)
Title of Class	Amount Authorized	Amount Held by the Fund for its Account	Amount Outstanding Exclusive of Amount Shown Under (3)
Shares of Common Stock	$[ ]	[ ]	$[ ]

Anti-Takeover and Certain Other Provisions in the Fund’s Organizational Documents. The Charter includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of the Board by discouraging a third party from seeking to obtain control of the Fund. These provisions may have the effect of discouraging attempts to acquire control of the Fund, which attempts could have the effect of increasing the expenses of the Fund and interfering with the normal operation of the Fund. The Directors are elected for indefinite terms and do not stand for reelection annually. The Charter provides that a Director may be removed with or without cause only by a written instrument signed or adopted by a majority of the Directors, and may be removed for cause, as defined in the Charter, by a written instrument signed or adopted by a majority of the Directors or by the affirmative vote of at least two-thirds of the votes entitled to be cast generally in the election of Directors.

Under the Charter, if and when the Fund lists its Shares, the below-listed extraordinary actions will become subject to the approval of the holders of shares entitled to cast [80%] of the votes entitled to be cast on such matter:

•

Charter amendments or any other proposal that would convert the Fund, whether by merger or otherwise, from a closed-end company to an open-end company or make the Fund’s common stock a redeemable security (within the meaning of the 1940 Act);

•

the liquidation or dissolution of the Fund or Charter amendments to effect the liquidation or dissolution of the Fund, if other than at the end of its anticipated eight-year term, subject to extension as permitted by the Charter;

•

amendments to the provisions of the Charter relating to the number of Directors, removal of Directors and related matters, extraordinary actions, REIT qualification, charter amendments and ownership limitations;

•

any merger, consolidation, conversion, statutory share exchange or sale or exchange of all or substantially all of the Fund’s assets that the Maryland General Corporation Law requires to be approved by the Fund’s shareholders; or

•

any transaction between the Fund, on the one hand, and any person or group of persons acting together that is entitled to exercise or direct the exercise, or acquire the right to exercise or direct the exercise, directly or indirectly (other than solely by virtue of a revocable proxy), of one-tenth or more of the voting power in the election of directors generally, or any person controlling, controlled by or under common control with any such person, or member of such group, on the other hand.

However, if such amendment, proposal or transaction is approved by at least two-thirds of the Fund’s “continuing” Directors (as such term is defined in the Charter) (in addition to approval by the Board), the amendment, proposal or transaction may instead be approved by the affirmative vote of the holders of shares entitled to cast a majority of the votes entitled to be cast on such amendment, proposal or transaction described in this section, except that any amendment, proposal or transaction that would not otherwise require shareholder approval under the Maryland General Corporation Law will not require further shareholder approval unless another provision of the Charter or the Fund’s bylaws or the 1940 Act requires such approval. Unless and until the Fund lists its Shares, the actions set forth in the first, second, third and fourth bullet points above will be subject to shareholder approval only to the extent required by applicable law and the Charter.

Transfer Restrictions. For the Fund to qualify as a REIT, no more than 50% in value of the outstanding Shares of the Fund’s stock may be owned, directly or indirectly, through the application of certain attribution rules under the Code, by any five or fewer individuals, as defined in the Code to include specified entities, during the last half of any taxable year other than the Fund’s first taxable year. In addition, the outstanding shares of the Fund’s stock must be owned by 100 or more persons independent of the Fund and each other during at least 335 days of a 12-month taxable year or during a proportionate part of a shorter taxable year, excluding the Fund’s first taxable year for which the Fund elects to be taxed as a REIT. In addition, the Fund must meet requirements regarding the nature of the Fund’s gross income to qualify as a REIT. One of these requirements is that at least 75% of the Fund’s gross income for each calendar year must consist of rents from real property and income from other real property investments.

The Charter prohibits beneficial or constructive ownership by any person or group of more than 9.8%, in value or number of Shares, whichever is more restrictive, of the outstanding Shares, or 9.8% in value or number of Shares, whichever is more restrictive, of the Fund’s outstanding capital stock of all classes or series (the “Ownership Limit”). Shares may be subject to mandatory participation in a repurchase offer by operation of the Fund’s Charter when a shareholder would otherwise own greater than 9.8% of the Fund’s outstanding Shares after giving effect to the repurchase offer, unless such requirement is waived by the Adviser. The Board may prospectively or retroactively exempt a person from the Ownership Limit if such person provides certain representations and undertakings to the Board, and subject to certain additional conditions.

The Fund’s Charter includes additional provisions that will become effective when and if the Fund publicly lists its Shares to ensure no shareholder owns greater than 9.8% of the Fund’s outstanding Shares without the consent of the Adviser. The Charter provides that, upon the Fund’s listing of its Shares, any Shares owned or transferred in violation of the Ownership Limit will be transferred to a charitable trust for the benefit of a charitable beneficiary, and the prohibited owner or transferee will acquire no rights in such Shares. If the foregoing transfer to a charitable trust is ineffective for any reason to prevent a violation of these restrictions, then the transfer of such Shares will be void ab initio.

Every owner of 5% or more (or such lower percentage as required by the Code or the regulations promulgated thereunder) of the Fund’s outstanding Shares is required, within 30 days after the end of each taxable year, to give the Fund written notice stating his, her or its name and address, the number of Shares of each class and series of the Fund’s stock that the shareholder beneficially owns and a description of the manner in which the Shares are held. Each such owner shall provide the Fund with such additional information as the Fund may request in order to determine the effect, if any, of the shareholder’s beneficial ownership on the Fund’s qualification as a REIT and to ensure compliance with the restrictions noted above. In addition, each shareholder shall upon demand be required to provide the Fund with such information as the Fund may request in order to determine the Fund’s qualification as a REIT and to comply with the requirements of any taxing authority or governmental authority or to determine such compliance.

REPORTS TO SHAREHOLDERS

The Fund sends to common shareholders unaudited semi-annual and audited annual reports, including a consolidated list of investments held.

ADDITIONAL INFORMATION

The prospectus and the Statement of Additional Information do not contain all of the information set forth in the Registration Statement that the Fund has filed with the Commission. The complete Registration Statement may be obtained from the Commission upon payment of the fee prescribed by its rules and regulations. The Statement of Additional Information can be obtained without charge by calling (855) 609-3680.

Statements contained in this prospectus as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this prospectus forms a part, each such statement being qualified in all respects by such reference.

TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION

STONE RIDGE’S PRIVACY NOTICE1

Stone Ridge’s Commitment to Its Customers2

Stone Ridge recognizes and respects the privacy expectation of each of its customers. Stone Ridge believes that the confidentiality and protection of its customers’ non-public personal information is one of its fundamental responsibilities. This means, most importantly, that Stone Ridge does not sell customers’ non-public personal information to any third parties. Stone Ridge uses its customers’ non-public personal information primarily to complete financial transactions that its customers request or to make its customers aware of other financial products and services offered by a Stone Ridge affiliated company.

Information Stone Ridge Collects About Its Customers

Stone Ridge collects non-public personal information about its customers from the following sources:

•	Account Applications and Other Forms, which may include a customer’s name and address, social security number or tax identification number, total assets, income and accounts at other institutions;

•	Account History, which may include information about the transactions and balances in accounts with Stone Ridge; and

•	Correspondence, which may include written, telephonic or electronic communications.

How Stone Ridge Handles Its Customers’ Personal Information

As emphasized above, Stone Ridge does not sell non-public personal information about current or former customers to third parties. Below are the details of circumstances in which Stone Ridge may disclose non-public personal information to third parties:

•

In order to complete certain transactions or account changes that a customer directs, it may be necessary to provide certain non-public personal information about that customer to companies, individuals or groups that are not affiliated with Stone Ridge. For example, if a customer asks Stone Ridge to transfer assets from another financial institution, Stone Ridge will need to provide certain non-public personal information about that customer to the company to complete the transaction.

•

In order to alert a customer to other financial products and services that a Stone Ridge affiliated company offers, Stone Ridge may share non-public personal information it has about that customer with a Stone Ridge affiliated company.

•

In certain instances, Stone Ridge may contract with non-affiliated companies to perform services for or on behalf of Stone Ridge. Where necessary, Stone Ridge will disclose non-public personal information it has about its customers to these third parties. In all such cases, Stone Ridge will provide the third party with only the information necessary to carry out its assigned responsibilities and only for that purpose. In addition, Stone Ridge requires these third parties to treat Stone Ridge customers’ non-public information with the same high degree of confidentiality that Stone Ridge does.

[1]	Provided by Stone Ridge, Stone Ridge Trust, Stone Ridge Trust II, Stone Ridge Trust III, Stone Ridge Trust IV, Stone Ridge Trust V and Stone Ridge Residential Real Estate Income Fund I, Inc.
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For purposes of this notice, the term “customer” or “customers” includes both individuals who have investments with a Stone Ridge-affiliated company and individuals who have provided non-public personal information to a Stone Ridge affiliated company, but did not invest with a Stone Ridge affiliated company.

•	Finally, Stone Ridge will release non-public information about customers if directed by that customer to do so or if Stone Ridge is authorized by law to do so.

How Stone Ridge Safeguards Its Customers’ Personal Information

Stone Ridge restricts access to information about customers to its employees and to third parties, as described above. Stone Ridge maintains physical, electronic and procedural safeguards reasonably designed to protect the confidentiality of its customers’ non-public personal information.

Keeping Its Customers Informed

As required by federal law, Stone Ridge will notify customers of Stone Ridge’s Privacy Policy annually. Stone Ridge reserves the right to modify this policy at any time, but in the event that there is a change, Stone Ridge will promptly inform its customers of that change.

Stone Ridge Residential Real Estate Income Fund I, Inc.

For More Information

To obtain other information and for shareholder inquiries:

By telephone:	(855) 609-3680

By mail:	Stone Ridge Residential Real Estate Income Fund I, Inc. c/o U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, Wisconsin 53202

On the Internet:	SEC EDGAR database — www.sec.gov

The Fund’s investment company registration number is 811-23451.

Subject to Completion Dated June 21, 2019

The information in this Statement of Additional Information is not complete and may be changed. A registration statement relating to the securities described herein has been filed with the Securities and Exchange Commission. These securities may not be sold until the registration statement becomes effective. This Statement of Additional Information, which is not a prospectus, is not an offer to sell or the solicitation of an offer to buy securities and is not soliciting an offer to buy these securities in any state in which the offer, solicitation or sale would be unlawful.

STATEMENT OF ADDITIONAL INFORMATION

STONE RIDGE RESIDENTIAL REAL ESTATE INCOME FUND I, INC.

[            ], 2019

510 Madison Avenue, 21st Floor

New York, NY 10022

(855) 609-3680

This Statement of Additional Information (“SAI”) describes Stone Ridge Residential Real Estate Income Fund I, Inc. (the “Fund”). This SAI is not a prospectus and is only authorized for distribution when preceded or accompanied by the Fund’s current prospectus dated [            ], 2019, as supplemented from time to time (the “Prospectus”). This SAI supplements and should be read in conjunction with the Prospectus. A copy of the Prospectus may be obtained without charge by writing the Fund at the address, or by calling the toll-free telephone number, listed above.

STONE RIDGE RESIDENTIAL REAL ESTATE INCOME FUND I, INC.

ADDITIONAL INVESTMENT INFORMATION, RISKS AND RESTRICTIONS

Stone Ridge Residential Real Estate Income Fund I, Inc. (the “Fund”) is a non-diversified closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and is structured as an “interval fund.” The Fund is a Maryland corporation organized on May 7, 2019. Capitalized terms used in this SAI and not otherwise defined have the meanings given to them in the Prospectus.

The Prospectus discusses the investment objective of the Fund, as well as the principal investment strategies it employs to achieve its objective and the principal investment risks associated with those strategies. Additional information about the strategies and other investment practices the Fund may employ and certain related risks of the Fund are described below.

Additional Investment Information and Risks

When used in this SAI, the term “invest” includes both direct investing and indirect investing and the term “investments” includes both direct investments and indirect investments. For example, the Fund invests indirectly by investing through its wholly-owned and controlled subsidiaries (each, a “Subsidiary”), joint ventures, private investment vehicles or other similar arrangements. The allocation of the Fund’s portfolio in a Subsidiary will vary over time and might not always include the different types of investments described herein.

Additional Information about the Fund’s Real Estate Investments.

Additional Property Types. In addition to the underlying property types in which the Fund will primarily invest, as described in the Prospectus, the Fund may also invest in other alternative property types, including, but not limited to the following:

Owner-Occupied Single Family Properties. The Fund may invest in owner-occupied single family properties in the form of mortgage loans or other debt instruments secured by owner-occupied single family homes or related mortgage backed securities. The Fund may also invest in owner-occupied single family properties in the form of appreciation interests (as described below).

Multifamily Properties. The Fund may invest in multifamily properties. There are three main types of multifamily properties — garden-style (mostly one- and two-story apartments), low-rise and high-rise. The Fund may make equity and debt investments in a variety of income-generating multifamily rental properties. The Fund may also make debt investments in multifamily development or renovation projects.

Student Housing. Student housing properties are generally categorized as either on-campus or off-campus housing. The most significant differences between them are governance, ownership and location. On-campus student housing is provided under the guidance and regulations of an educational institution, is typically owned by the institution and is located near or adjacent to the classroom buildings and other campus facilities. Off-campus housing is located in proximity to the school campus, generally within walking or bicycling distance, and is typically owned by private owner-operators.

Senior Housing. Broadly defined, senior housing refers to the aggregate of active adult and age-restricted communities, independent living communities, assisted living communities, memory care facilities, continuing care retirement communities and other properties that focus on providing housing to seniors.

Manufactured Housing. A manufactured home community is designed to accommodate detached, single-family manufactured homes. Manufactured homes are produced off-site by manufacturers and installed on sites within the community. These homes are often improved with the addition of features constructed on site, including garages, screened rooms and carports. Each owner of a manufactured home leases the site on which the home is located from the owner.

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Certain Additional Risks of Real Estate Investing. In addition to the risks described in the Prospectus and elsewhere in this SAI, the Fund’s investment in real estate assets may be associated with the risks described below.

Development Investments. The Fund may engage in real estate development, and it may be subject to the risks normally associated with such activities. Such risks include risks relating to the availability and timely receipt of zoning and other regulatory approvals, the cost and timely completion of construction (including risks beyond the control of the Fund, such as weather or labor conditions or material shortages) and the availability of both construction and permanent financing on favorable terms. These risks could result in substantial unanticipated delays or expenses and, under certain circumstances, could prevent completion of development activities once undertaken, any of which could have an adverse effect on the Fund. Properties under development may receive little or no cash flow from the date of acquisition through the date of completion of development and may continue to experience operating deficits after the date of completion. In addition, market conditions may change during the course of development that makes such development less attractive than at the time it was commenced.

Harmful Mold and Other Air Quality Risks. The Fund may have ownership interests in residential and other properties that could be adversely affected by mold and air quality issues. When excessive moisture accumulates in buildings or on building materials, mold may grow, particularly if the moisture problem remains undiscovered or is not addressed over a period of time. Some molds may produce airborne toxins or irritants. Indoor air quality issues can also stem from inadequate ventilation, chemical contamination from indoor or outdoor sources and other biological contaminants such as pollen, viruses and bacteria. Indoor exposure to airborne toxins or irritants above certain levels can be alleged to cause a variety of adverse health effects and symptoms, including allergic or other reactions. As a result, the presence of significant mold or other airborne contaminants could require the property owner to undertake a costly remediation program to contain or remove the mold or other airborne contaminants from the affected property or increase indoor ventilation. In addition, the presence of significant mold or other airborne contaminants could expose the property owner to liability from its tenants, employees of its tenants, purchases of the property and others if property damage or health concerns arise. Remediation efforts and litigation relating to these contaminants (including mold and asbestos) may not be covered by insurance policies obtained by the Fund or any vehicle through which the Fund invests in such properties.

Additional Information Regarding Mortgage Backed Securities. The Fund may invest in mortgage backed securities. The following describes certain characteristics of mortgage backed securities.

Yield Characteristics. Interest and principal payments on mortgage backed securities are typically made monthly, and principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if the Fund purchases such a security at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if the Fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity.

Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors’ housing needs, job transfers, unemployment, mortgagors’ net equity in the mortgaged properties and servicing decisions. Generally, however, prepayments on fixed rate mortgage loans will increase during a period of falling interest rates. Accordingly, amounts available for reinvestment by the Fund are likely to be greater during a period of relatively low interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of relatively high interest rates. Mortgage backed securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed income securities from declining interest rates because of the risk of prepayment.

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Guaranteed Mortgage Pass-Through Securities. Mortgage pass-through securities represent participation interests in pools of residential mortgage loans originated by U.S. governmental or private lenders and guaranteed, to the extent provided in such securities, by the U.S. government or one of its agencies or instrumentalities. Any guarantee of such securities runs only to principal and interest payments on the securities and not to the market value of such securities or the principal and interest payments on the underlying mortgages. Such securities, which are ownership interests in the underlying mortgage loans, differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semi-annually) and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a “pass-through” of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans. Guaranteed mortgage pass-through securities are often sold on a to-be-acquired or “TBA” basis. Such securities are typically sold one to three months in advance of issuance, prior to the identification of the underlying pools of mortgage securities but with the interest payment provisions fixed in advance. The underlying pools of mortgage securities are identified shortly before settlement and must meet certain parameters.

The guaranteed mortgage pass-through securities in which the Fund may invest may include those issued or guaranteed by the Government National Mortgage Association (“Ginnie Mae Certificates”), the Federal National Mortgage Association (“Fannie Mae Certificates”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac Certificates”).

Ginnie Mae Certificates. Ginnie Mae is a wholly-owned United States government corporation within the Department of Housing and Urban Development. The full faith and credit of the U.S. government is pledged to the payment of amounts that may be required to be paid under any guarantee, but not as to the market value of such securities. Ginnie Mae Certificates represent a pro rata interest in one or more pools of the following types of mortgage loans: (i) fixed rate level payment mortgage loans; (ii) fixed rate graduated payment mortgage loans; (iii) fixed rate growing equity mortgage loans; (iv) fixed rate mortgage loans secured by manufactured (mobile) homes; (v) mortgage loans on multifamily residential properties under construction; (vi) mortgage loans on completed multifamily projects; (vii) fixed rate mortgage loans as to which escrowed funds are used to reduce the borrower’s monthly payments during the early years of the mortgage loans (“buydown” mortgage loans); (viii) mortgage loans that provide for adjustments in payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (ix) mortgage-backed serial notes. All of these mortgage loans will be Federal Housing Administration Loans (“FHA Loans”) or Veterans’ Administration Loans (“VA Loans”) and, except as otherwise specified above, will be fully amortizing loans secured by first liens on one- to four-family housing units.

Fannie Mae Certificates. Fannie Mae is a government sponsored corporation which is subject to general regulation by the Department of Housing and Urban Development. Each Fannie Mae Certificate entitles the registered holder thereof to receive amounts representing such holder’s pro rata interest in scheduled principal payments and interest payments (at such Fannie Mae Certificate’s pass-through rate, which is net of any servicing and guarantee fees on the underlying mortgage loans), and any principal prepayments on the mortgage loans in the pool represented by such Fannie Mae Certificate and such holder’s proportionate interest in the full principal amount of any foreclosed or otherwise finally liquidated mortgage loan. The full and timely payment of principal of and interest on each Fannie Mae Certificate, but not the market value thereof, is guaranteed by Fannie Mae, which guarantee is not backed by the full faith and credit of the U.S. government. Each Fannie Mae Certificate represents a pro rata interest in one or more pools of FHA Loans, VA Loans or conventional mortgage loans (i.e., mortgage loans that are not insured or guaranteed by any governmental agency) of the following types: (i) fixed rate level payment mortgage loans; (ii) fixed rate growing equity mortgage loans; (iii) fixed rate graduated payment mortgage loans; (iv) variable rate California mortgage loans; (v) other adjustable rate mortgage loans; and (vi) fixed rate mortgage loans secured by multifamily projects.

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Freddie Mac Certificates. Freddie Mac is a stockholder owned corporation created pursuant to the Emergency Home Finance Act of 1970, as amended (the “FHLMC Act”), and subject to general regulation by the Department of Housing and Urban Development. Freddie Mac guarantees to each registered holder of a Freddie Mac Certificate ultimate collection of all principal of the related mortgage loans, without any offset or deduction, but does not, generally, guarantee the timely payment of scheduled principal or the market value of the securities. Freddie Mac may remit the amount due on account of its guarantee of collection of principal at any time after default on an underlying mortgage loan, but not later than 30 days following: (i) foreclosure sale; (ii) payment of a claim by any mortgage insurer; or (iii) the expiration of any right of redemption, whichever occurs later, but in any event no later than one year after demand has been made upon the mortgagor for accelerated payment of principal. The obligations of Freddie Mac under its guarantee are obligations solely of Freddie Mac and are not backed by the full faith and credit of the U.S. government.

Freddie Mac Certificates represent a pro rata interest in a group of mortgage loans (a “Freddie Mac Certificate group”) purchased by Freddie Mac. The mortgage loans underlying the Freddie Mac Certificates will consist of fixed rate or adjustable rate mortgage loans with original terms to maturity of between ten and thirty years, substantially all of which are secured by first liens on one- to four-family residential properties or multifamily projects. Each mortgage loan must meet the applicable standards set forth in the FHLMC Act. A Freddie Mac Certificate group may include whole loans, participation interests in whole loans and undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.

Although the U.S. government guarantees principal and interest payments on securities issued by the U.S. government and some of its agencies, such as securities issued by Ginnie Mae, this guarantee does not apply to losses resulting from declines in the market value of these securities. Some mortgage backed securities that the Fund may hold are not guaranteed or backed by the full faith and credit of the U.S. government, such as those issued by Fannie Mae and Freddie Mac. Although the U.S. government has recently provided financial support to Fannie Mae and Freddie Mac, there can be no assurance that it will support these or other government-sponsored enterprises in the future.

Additional Information Regarding Appreciation Interests. The Fund may invest in appreciation interests in single family properties. Appreciation interests are a form of equity investment in real estate in which the investor pays the property owner a specified percentage (e.g., 10%) of the property’s current fair market value in exchange for the right to receive a payment upon the occurrence of certain events (such as the sale of the property or the end of the term of the appreciation interest (e.g. 30 years)) equal to the initial investment plus (or minus) a specified percentage (e.g. 35%) of the price appreciation (or depreciation) of the property during such time. Appreciation interests provide the investor with direct exposure to the increase or decrease in value of the specified real property.

Appreciation interests are relatively new to the market and do not have a significant history of performance compared to more traditional real estate-related assets. There currently is no market for selling such appreciation interests, and such a market may never develop, which means the Fund may be unable to dispose of appreciation interests at the time that it wants or at all.

Appreciation interests in single family properties are also subject to regulatory risk. Appreciation interests have a limited history, and therefore the Fund cannot guarantee that the originator of an appreciation interest has been and will continue to be in compliance with all applicable laws. In addition, the state of law is currently unclear as to whether and under what circumstances appreciation interests could be deemed to be loans. If appreciation interests are determined to be loans, they would be subject to the extensive rules and regulation, and both the platform and the Fund might be required to register or obtain licenses in various jurisdictions in order to own appreciation interests. In addition, the originator’s failure to comply with the requirements of applicable law may cause, among other things, the voiding of appreciation interest contracts, impairment of enforcement of such

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appreciation interests, class action lawsuits, administrative enforcement actions and/or civil and criminal liability in the relevant jurisdictions. Any such determination could have an adverse effect on the originator’s compliance costs and ability to operate, and it could seek to pass through any increase in costs to its investors, such as the Fund, in the form of higher servicing fees.

Distressed and Defaulted Instruments or Special Situations Investments Risks. The Fund may invest directly or indirectly in securities of financially distressed issuers, which involve substantial risks. The Fund may invest in or acquire loans to companies involved in or undergoing work-outs, liquidations, spinoffs, reorganizations, bankruptcies or other catalytic changes or similar transactions. Such investments may include debtor-in-possession financing. Distressed debt may present a substantial risk of default or may be in default at the time the Fund invests. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its investments. In any reorganization or liquidation proceeding relating to an investment in a financially distressed issuer, the Fund may lose its entire investment or may be required to accept cash or securities with a value substantially less than its original investment. Among the risks inherent in investments in a troubled issuer is that it is often difficult to obtain information as to the true financial condition of the issuer. The Adviser’s judgments about the credit quality of a financially distressed issuer and the relative value of its instruments may prove to be inaccurate. Further, distressed investing gives rise to the risks that the contemplated transaction will be unsuccessful, will be considerably drawn out over time or will result in a distribution of cash or a new security with a value less than the purchase price of the security or other financial instrument in respect of which such distribution is received. Similarly, if an anticipated transaction does not in fact occur, the Fund may be required to sell its investment at a loss or, if there is no secondary market for such investment, may be required to hold an investment with little or no value. When dealing with investments in distressed issuers, the Fund may also experience other risks, including legal difficulties and negotiations with creditors and other claimants. Because there is substantial uncertainty concerning the outcome of transactions involving the financially troubled issuers in which the Fund may invest, there is a potential risk of loss by the Fund of its entire investment in such issuers.

Risks Related to Investments in Publicly Traded REITs. The Fund may invest in the securities of publicly traded REITs. Share prices of publicly traded REITs may decline because of adverse developments affecting the real estate industry and real property values, including supply and demand for properties, the economic health of the country or of different regions, the strength of specific industries that rent properties and interest rates. REITs often invest in highly leveraged properties. Returns from REITs, which typically are small or medium capitalization stocks, may trail returns from the overall stock market. In addition, changes in interest rates may hurt real estate values or make REIT shares less attractive than other income-producing investments. REITs are also subject to heavy cash flow dependency and defaults by borrowers and tenants.

Risks Related in Investments in REOCs. The Fund may invest in REOCs and such investments will expose the Fund to unique risks associated with REOCs, including REOC management fees and expenses, volatility in trading markets, and poor performance of the REOC’s holdings. REOCs, like REITs, expose the Fund to the risks of the real estate market. These risks can include: fluctuations in the value of underlying properties; destruction of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local economic conditions; decreases in market rates for rents; increases in vacancies; competition; property taxes; capital expenditures, or operating expenses; and other economic, political or regulatory occurrences affecting the real estate industry. REOCs may also be affected by risks similar to investments in debt securities, including changes in interest rates and the quality of credit extended. REOCs require specialized management and pay management expenses; may have less trading volume; may be subject to more abrupt or erratic price movements than the overall securities markets; and may invest in a limited number of properties, in a narrow geographic area, or in a single property type, which increases the risk that the portfolio could be unfavorably affected by the poor performance of a single investment or investment type. In addition, defaults on or sales of investments that the REOC holds could reduce the cash flow needed to make distributions to investors.

Risks Related in Investments in ETFs. The Fund may invest in ETFs that track the real estate sector or certain subsector(s) thereof. ETFs are investment companies or special purpose trusts designed to provide investment

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results that generally correspond (on a direct basis or on a multiple, inverse or multiple inverse basis) to the performance of a benchmark index, market segment or basket of assets. ETFs are listed on an exchange and trade in the secondary market on a per-share basis. The Fund may purchase and sell individual shares of ETFs in the secondary market. These secondary market transactions require the payment of commissions. The shares of ETFs may fluctuate in price and may be worth more or less when the Fund sells them. Investing in an ETF may involve the payment of substantial premiums above the value of such ETF’s securities. As a shareholder of an ETF, the Fund would be subject to its ratable share of that ETF’s expenses, including its advisory and administration expenses.

Certain risks of investing in an ETF are similar to those of investing in an indexed mutual fund, including tracking error risk (the risk of errors in matching the ETF’s underlying assets to the index). As a result of mathematical compounding and because most ETFs have a single day investment objective to track the performance of an index or basket of assets or a multiple thereof, the performance of an ETF for periods greater than a single day is likely to be either greater than or less than the underlying index or assets’ performance, before accounting for the ETF’s fees and expenses. Compounding will cause longer term results to vary from the return of the underlying index or assets, particularly during periods of higher volatility. Because a typical ETF is not actively managed, it cannot sell poorly performing stocks or assets as long as they are represented in the index or basket. The values of ETFs are subject to change as the values of their respective component assets fluctuate according to market volatility. ETFs may trade in the secondary market at a discount from their NAVs. The Fund may purchase ETFs at prices that exceed the net asset value of their underlying investments and may sell ETF investments at prices below such net asset value. Because the market price of ETF shares depends on the demand in the market for them, the market price of an ETF may be more volatile than the underlying portfolio of securities or assets the ETF is designed to track, and the Fund may not be able to liquidate ETF holdings at the time and price desired, which may impact Fund performance. Furthermore, there may be times when the exchange halts trading, in which case the investors owning ETF shares would be unable to sell them until trading is resumed. In addition, because ETFs often invest in a portfolio of common stocks and “track” a designated index, an overall decline in stocks comprising an ETF’s benchmark index could have a greater impact on the ETF and investors than might be the case in an investment company with a more widely diversified portfolio. Losses could also occur if the ETF is unable to replicate the performance of the chosen benchmark. Other risks associated with ETFs include the possibility that: (i) an ETF’s distributions may decline if the issuers of the ETF’s portfolio securities fail to continue to pay dividends; and (ii) under certain circumstances, an ETF could be terminated. Should termination occur, the ETF could have to liquidate its portfolio when the prices for those assets are falling. In addition, inadequate or irregularly provided information about an ETF or its investments could expose investors in ETFs to unknown risks.

Additional Information Regarding Equity Securities. The Fund may invest directly or indirectly in public or private equity securities, including common stock, preferred stock, convertible stock and/or warrants. Equity investments may afford the Fund voting rights as well as the opportunity to receive dividends and/or capital appreciation, although warrants, which are options to purchase equity securities at specific prices valid for a specific period of time, typically have no voting rights, receive no dividends and have no rights with respect to the securities of the issuer unless and until they are exercised for the underlying equity securities. The Fund may also invest directly or indirectly in equity securities of both foreign and U.S. companies. These equity investments may take any of the following forms:

Common Stock. Holders of common stock generally have voting rights in the issuer and are entitled to receive common stock dividends when, as and if declared by the corporation’s board of directors. Common stock normally occupies the most subordinated position in an issuer’s capital structure.

Preferred Stocks. Preferred stock, unlike common stock, has a stated dividend rate payable from the corporation’s earnings. Preferred stock dividends may be cumulative or non-cumulative, participating or auction rate. “Cumulative” dividend provisions require all or a portion of prior unpaid dividends to be paid. Preferred stock may be “participating” stock, which means that it may be entitled to a dividend exceeding

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the stated dividend in certain cases. Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing calls or redemption prior to maturity, which also can have a negative impact on prices when interest rates decline. Preferred stock may pay fixed or adjustable rates of return. They generally pay a dividend and rank ahead of common stocks and behind debt securities in claims for dividends and for assets of the issuer in a liquidation or bankruptcy.

Rights and Warrants. Warrants are options to purchase equity securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the values of the underlying securities. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer unless and until they are exercised for the underlying equity securities.

Convertible Securities. Convertible securities are debt securities or preferred stock that may be converted in whole or in part into common stock or other equity securities. Their prices do not necessarily move parallel to the prices of the underlying securities. Convertible securities generally have no voting rights. The value of a convertible security is a function of its “bond value,” which is the value of the debt or preferred stock component of the security, and its “conversion value,” which is the value of the right to convert the securities into common stock or other equity securities. The bond value will likely increase when interest rates fall and decrease when interest rates rise, and the conversion value will likely increase when the value of the underlying equity security increases and decrease when the value of the underlying equity security decreases. If the bond value is relatively high compared to the conversion value, the security will behave more like a debt security, and if the conversion value is relatively high compared to the bond value, the security will behave more like an equity security.

Additional Information Regarding Risks of Investing in Equities. Equities fluctuate in price, and their short-term volatility at times may be great. Many factors can affect a particular equity security’s price, such as poor earnings reports by the issuer, loss of major customers, major litigation against the issuer or changes in government regulations affecting the issuer or its industry. To the extent that the Fund obtains exposure to equity securities, the value of the Fund’s portfolio will be affected by changes in the stock markets. Market risk can affect the Fund’s net asset value per share, which will fluctuate as the values of the Fund’s portfolio securities change. The prices of individual equity securities do not all move in the same direction uniformly or at the same time. Different stock markets may behave differently from one another. The value of preferred securities will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred securities may also be sensitive to changes in interest rates. When interest rates rise, the fixed dividend on preferred securities may be less attractive, causing the price of preferred stocks to decline. Preferred securities of smaller companies may be more vulnerable to adverse developments than preferred stock of larger companies.

Additional Information Regarding Derivatives.

In addition to the derivatives transactions described in the Prospectus, the Fund may also enter into derivatives contracts with respect to any security or other instrument in which it is permitted to invest or with respect to any related security, instrument or index (“reference instruments” or “reference securities”). The Fund may enter into a variety of derivative contracts, including futures contracts and swaps, and may also enter into put and call options or options on futures contracts or other derivatives. This universe of investments is subject to change under varying market conditions and as these instruments evolve over time. The Fund may enter into derivatives contracts with standardized terms and no or few special or unusual components, which are generally traded on an exchange, as well as derivatives with more complex features, such as caps, floors, knock-outs, look-backs or other “exotic” elements, singly or in combination, which are generally traded over the counter. Over-the-counter (“OTC”) derivatives may be standardized or have customized features and may have limited or no liquidity. The Fund’s derivatives contracts may be centrally cleared or settled bilaterally directly with a counterparty. The Fund’s derivatives contracts may be cash settled or physically settled.

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The derivatives contracts the Fund may enter into involve substantial risk. Derivatives typically allow the Fund to seek to increase or decrease the level of risk to which it is exposed more quickly and efficiently than transactions in other types of instruments. The Fund incurs costs in connection with opening and closing derivatives positions.

The use of derivatives can lead to losses because of adverse movements in the price or value of the reference instrument, due to failure of a counterparty or due to tax or regulatory constraints. Derivatives may create economic leverage in the Fund, which magnifies the Fund’s exposure to the reference instrument and magnifies potential losses. When derivatives are used to gain or limit exposure to a particular market or market segment, their performance may not correlate as expected to the performance of such market, thereby causing the Fund to fail to achieve its original purpose for using such derivatives. A decision as to whether, when and how to use derivatives involves the exercise of specialized skill and judgment, and a transaction may be unsuccessful in whole or in part because of market behavior, unexpected events or the Adviser’s failure to use derivatives effectively. Derivative instruments may be difficult to value, may be illiquid and may be subject to wide swings in valuation caused by changes in the value of the reference instrument.

Set forth below are examples of types of derivatives in which the Fund may invest:

Futures. Futures are standardized, exchange-traded contracts that obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of an asset at a specified future date at a specified price. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract originally was written. The Fund may buy and sell a variety of futures contracts that relate to, among other things, debt securities (these are referred to as “interest rate futures”), broadly-based securities indices (“stock index futures” and “bond index futures”), foreign currencies, commodities and individual equity securities (“single stock futures”). The primary risks associated with the use of futures contracts and options are imperfect correlation, liquidity, unanticipated market movement and counterparty risk.

A broadly-based stock index is used as the basis for trading stock index futures. They may in some cases be based on equity securities of issuers in a particular industry or group of industries. A stock index assigns relative values to the securities included in the index and its value fluctuates in response to the changes in value of the underlying securities. A stock index cannot be purchased or sold directly. Bond index futures are similar contracts based on the future value of the basket of securities that comprise the index. These contracts obligate the seller to deliver, and the purchaser to take, cash to settle the futures transaction. There is no delivery made of the underlying securities to settle the futures obligation. Either party may also settle the transaction by entering into an offsetting contract.

An interest rate future obligates the seller to deliver (and the purchaser to take) cash or a specified type of debt security to settle the futures transaction. Either party could also enter into an offsetting contract to close out the position. Similarly, a single stock future obligates the seller to deliver (and the purchaser to take) cash or a specified equity security to settle the futures transaction. Either party could also enter into an offsetting contract to close out the position. Single stock futures trade on a very limited number of exchanges, with contracts typically not fungible among the exchanges.

No money is paid or received by the Fund on the purchase or sale of a future. Upon entering into a futures transaction, the Fund will be required to deposit an initial margin payment with the futures commission merchant (the “FCM”). Initial margin payments will generally be deposited directly with the FCM. As the future is marked to market (that is, its value on the Fund’s books is changed to reflect changes in its market value), subsequent margin payments, called variation margin, will be paid to or by the FCM daily.

At any time prior to expiration of the future, the Fund may elect to close out its position by taking an opposite position, at which time a final determination of variation margin is made and any additional cash

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must be paid by or released to the Fund. All futures transactions (except forward contracts) are effected through a clearinghouse associated with the exchange on which the contracts are traded.

Swaps. The Fund may enter into swap agreements, including interest rate, total return, credit default and volatility swaps. Swap agreements are two-party contracts entered into primarily by institutional investors for a specified period of time typically ranging from a few weeks to more than one year. The swapped returns are generally calculated with respect to a notional amount, that is, the return on a particular dollar amount invested in the underlying asset. In a standard swap transaction, two parties agree to exchange the returns (or the difference between the returns) earned or realized on a particular asset, such as an equity or debt security, commodity or currency, or non-asset reference, such as an interest rate or index. The Fund may enter into swap agreements to, among other reasons, gain exposure to certain markets in the most economical way possible, protect against currency fluctuations, or reduce risk arising from a particular portfolio position.

The Fund may enter into swap transactions with certain counterparties pursuant to master netting agreements. A master netting agreement provides that all swaps done between the Fund and that counterparty shall be regarded as parts of an integral agreement. If amounts are payable on a particular date in the same currency in respect of more than one swap transaction, the amount payable shall be the net amount. In addition, the master netting agreement may provide that if one party defaults generally or on any swap, the counterparty can terminate all outstanding swaps with that party. As a result, to the extent the Fund enters into master netting agreements with a counterparty, the Fund may be required to terminate a greater number of swap agreements than if it had not entered into such an agreement, which may result in losses to the Fund. Swap agreements may effectively add leverage to the Fund’s portfolio because the Fund would be subject to investment exposure on the notional amount of the swap.

The Fund may enter into swaps both directly (“unfunded swaps”) and indirectly in the form of a swap embedded within a structured security (“funded swaps”).

The following are examples of types of swap transactions in which the Fund may engage:

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Interest Rate Swaps. In an interest rate swap, the Fund and another party exchange the right to receive or the obligation to pay interest on a security or other reference rate. For example, they might swap the right to receive floating rate payments for fixed rate payments. There is a risk that, based on movements of interest rates, the payments made by the Fund under a swap agreement will be greater than the payments it receives.

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Total Return Swaps. In a total return swap, one party agrees to pay the other the total return of a defined underlying asset, such as a security or basket of securities, or non-asset reference, such as a securities index, during the specified period in return for periodic payments based on a fixed or variable interest rate or the total return from different underlying assets or references. Total return swaps could result in losses if the underlying asset or reference does not perform as anticipated by the Adviser.

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Credit Default Swaps. A credit default swap enables an investor to buy or sell protection against a credit event, such as a borrower’s or issuer’s failure to make timely payments, bankruptcy or restructuring. The Fund may seek to enhance returns by selling protection or attempt to mitigate credit risk by buying protection against the occurrence of a credit event by a specified borrower or issuer. Credit default swaps may refer to a single security or a basket of securities.

If the Fund buys credit protection using a credit default swap and a credit event occurs, the Fund will deliver the defaulted bond underlying the swap and the swap counterparty will pay the par amount of the bond. If the Fund sells credit protection using a credit default swap and a credit event occurs, the Fund will pay the par amount of the defaulted bond underlying the swap and the swap counterparty will

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deliver the bond. Rather than exchange the bonds for the par value, a single cash payment may be due from the protection seller representing the difference between the par value of the bonds and the current market value of the bonds (which may be determined through an auction). If the swap is on a basket of assets, the notional amount of the swap is reduced by the par amount of the defaulted asset, and the fixed payments are then made on the reduced notional amount.

Risks of credit default swaps include all the risks of OTC derivatives generally, including counterparty credit risk (if the counterparty fails to meet its obligations) and the risk that the Fund will not properly assess the cost of the instrument based on the lack of transparency in the market. If the Fund is selling credit protection, there is a risk that a credit event will occur and that the Fund will have to pay par value on defaulted bonds. If the Fund is buying credit protection, there is a risk that no credit event will occur and the Fund will receive no benefit for the premium paid. In addition, if the Fund is buying credit protection and a credit event does occur, there is a risk when the Fund does not own the underlying asset, that the Fund will have difficulty acquiring the asset on the open market and may receive adverse pricing.

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Volatility Swap Contracts. The Fund may enter into volatility swaps to hedge the direction of volatility in a particular underlying asset or reference, or for other non-speculative purposes. Volatility swaps involve an exchange between the Fund and a counterparty of periodic payments based on the measured volatility of an underlying security, currency, commodity, interest rate, index or other reference asset over a specified time frame. Volatility swaps are subject to all the risks of OTC derivatives generally, including counterparty credit risks (if the counterparty fails to meet its obligations), and the risk that the Adviser is incorrect in forecasts of volatility of the underlying asset or reference.

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Swaptions and Swap Forwards. The Fund also may enter into options on swaps (“swaptions”) as well as forwards on swaps. A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel, or otherwise modify an existing swap agreement on pre-designated terms. The Fund may write (sell) and purchase put and call swaptions. A swap forward is an agreement to enter into a swap agreement at some point in the future, usually three to six months from the date of the contract.

The writer of the contract receives the premium and bears the risk of unfavorable changes in the preset rate on the underlying swap. The Fund generally will incur a greater risk when it writes a swaption than when it purchases a swaption. When the Fund purchases a swaption it risks losing only the amount of the premium it has paid if the Fund lets the option expire unexercised. When the Fund writes a swaption it will become obligated, upon exercise of the option by the counterparty, according to the terms of the underlying agreement.

Options. The Fund may buy or write (sell) call options and put options on securities, indices and currencies, forward foreign currency exchange contracts, stock index futures, swaps, including event-linked swaps, commodities, futures and other derivative instruments. A call option typically gives the option buyer the right (but not the obligation) to buy, and requires the option seller to sell, a reference instrument at an agreed-upon price; a put option gives the option buyer the right (but not the obligation) to sell, and requires the option seller to purchase, a reference instrument at an agreed-upon price. If an option the is exercised, the Fund will either purchase or sell the reference instrument at the strike price or pay or receive the difference between the strike price and the current price level of the reference instrument, depending on the terms of the option. The premium, the exercise price and the market value of the applicable underlying instrument together will determine the gain or loss realized by the Fund as the seller of the option.

The value of options may be adversely affected if the market for such options becomes less liquid or smaller. The Fund’s ability to close out its position as a seller of an OTC option or exchange listed put option (“put”) or call option (“call”) is dependent, in part, upon the liquidity of the option market. The Fund’s ability to terminate OTC options is more limited than with exchange-traded options and may involve

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the risk that broker-dealers participating in such transactions will not fulfill their obligations. An exchange-traded option position may be closed out only on a market that provides secondary trading for options of the same series, and there is no assurance that a liquid secondary market will exist for any particular option. The Fund might experience losses if it could not close out a position because of an illiquid market for the future or option.

Options are marked to market daily and their value will be affected by changes in the value of the underlying securities, changes in the dividend rates of the underlying securities, an increase in interest rates, changes in the actual or perceived volatility of the stock market and the underlying instruments and the remaining time to the options’ expiration. Additionally, the exercise price of an option may be adjusted downward before the option’s expiration as a result of the occurrence of certain corporate or other events affecting the underlying instrument, such as extraordinary dividends, stock splits, merger or other extraordinary distributions or events. A reduction in the exercise price of an option would reduce the Fund’s capital appreciation potential on the underlying instrument.

The Fund’s option activities could affect its portfolio turnover rate and brokerage commissions. The exercise of calls written by the Fund might cause the Fund to sell related portfolio securities, thus increasing its turnover rate. The exercise by the Fund of puts on securities will cause the sale of underlying investments, increasing portfolio turnover. Although the decision whether to exercise a put it holds is within the Fund’s control, holding a put might cause the Fund to sell the related investments for reasons that would not exist in the absence of the put.

The Fund could pay a brokerage commission each time it buys a call or put, sells a call or put, or buys or sells an underlying investment in connection with the exercise of a call or put. Those commissions could be higher on a relative basis than the commissions for direct purchases or sales of the underlying investments. Premiums paid for options are small in relation to the market value of the underlying investments. Consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in the Fund’s net asset value being more sensitive to changes in the value of the underlying investment.

Options on Futures. The Fund may enter into options on futures contracts. An option on a futures contract gives the buyer, in return for the premium paid, the right (but not the obligation) to either buy or sell the underlying futures contract during a certain period of time for a fixed price. The writing of a put or call option on a futures contract involves risks similar to the risks applicable to the purchase or sale of futures contracts. However, the difficulty of predicting changes in the value of the underlying futures contract may expose the Fund to a somewhat different set of risks. For example, variations in speculative market demand for futures on the relevant underlying reference asset can cause the value of the futures to change at an unanticipated time or to an unanticipated degree; this or other factors may bring the value of the underlying future closer to the option’s strike price, increasing the potential for risk of loss to the Fund. To the extent that the Fund enters into options on futures contracts for hedging purposes, an imperfect correlation between this derivative position and the value of the instrument underlying such a position could lead to losses.

Foreign Currency Transactions. The Fund also may purchase and sell foreign currency options and foreign currency futures contracts and related options, and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through deliverable and non-deliverable forward foreign currency exchange contracts (“currency forward contracts”). The Fund may (but is not required to) engage in these transactions in order to protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of assets. The Fund may also use foreign currency options and foreign currency forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. Suitable currency hedging transactions may not be available in all circumstances and the Adviser may decide not to use hedging transactions that are available.

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Under a currency forward contract, one party agrees to purchase, and another party agrees to sell, a specific currency at a future date. That date may be any fixed number of days from the date of the contract agreed upon by the parties. The transaction price is set at the time the contract is entered into. These contracts are traded in the inter-bank market conducted directly among currency traders (usually large commercial banks) and their customers.

The Fund may use currency forward contracts to protect against uncertainty in the level of future exchange rates. The use of currency forward contracts does not eliminate the risk of fluctuations in the prices of the underlying assets the Fund owns or intends to acquire, but it does fix a rate of exchange in advance. Although currency forward contracts may reduce the risk of loss from a decline in the value of the hedged currency, at the same time they limit any potential gain if the value of the hedged currency increases.

When the Fund enters into a contract for the purchase or sale of an asset denominated in a foreign currency, or when it anticipates receiving dividend payments in a foreign currency, the Fund might desire to “lock-in” the U.S. dollar price of the asset or the U.S. dollar equivalent of the dividend payments. To do so, the Fund could enter into a currency forward contract for the purchase or sale of the amount of foreign currency involved in the underlying transaction, in a fixed amount of U.S. dollars per unit of the foreign currency. This is called a “transaction hedge.” The transaction hedge will protect the Fund against a loss from an adverse change in the currency exchange rates during the period between the date on which the asset is purchased or sold or on which the payment is declared, and the date on which the payments are made or received.

The Fund could also use currency forward contracts to lock in the U.S. dollar value of portfolio positions. This is called a “position hedge.” When the Fund believes that a foreign currency might suffer a substantial decline against the U.S. dollar, it could enter into a currency forward contract to sell an amount of that foreign currency approximating the value of some or all of the Fund’s portfolio assets denominated in that foreign currency. When the Fund believes that the U.S. dollar might suffer a substantial decline against a foreign currency, it could enter into a currency forward contract to buy that foreign currency for a fixed dollar amount. Alternatively, the Fund could enter into a currency forward contract to sell a different foreign currency for a fixed U.S. dollar amount if the Fund believes that the U.S. dollar value of the foreign currency to be sold pursuant to its currency forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio assets of the Fund are denominated. That is referred to as a “cross hedge.”

To avoid excess transactions and transaction costs, the Fund may maintain a net exposure to currency forward contracts in excess of the value of the Fund’s portfolio securities or other assets denominated in foreign currencies, subject to appropriate cover or asset segregation.

The precise matching of the amounts under currency forward contracts and the value of the assets involved generally will not be possible because the future value of assets denominated in foreign currencies will change as a consequence of market movements between the date the currency forward contract is entered into and the date it is sold. In some cases the Adviser might decide to sell the asset and deliver foreign currency to settle the original purchase obligation. If the market value of the asset is less than the amount of foreign currency the Fund is obligated to deliver, the Fund might have to purchase additional foreign currency on the “spot” (that is, cash) market to settle the trade. If the market value of the asset instead exceeds the amount of foreign currency the Fund is obligated to deliver to settle the trade, the Fund might have to sell on the spot market some of the foreign currency received upon the sale of the asset. There will be additional transaction costs on the spot market in those cases.

The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Currency forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the Fund to sustain losses on these contracts and to pay additional transaction costs. The use of currency forward contracts in this manner might reduce the Fund’s performance if there are unanticipated changes in currency prices to a greater degree than if the Fund had not entered into such contracts.

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At or before the maturity of a currency forward contract requiring the Fund to sell a currency, the Fund might sell a portfolio asset and use the sale proceeds to make delivery of the currency. In the alternative the Fund might retain the asset and offset its contractual obligation to deliver the currency by purchasing a second contract. Under that contract, the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, the Fund might close out a currency forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Fund would realize a gain or loss as a result of entering into such an offsetting currency forward contract under either circumstance. The gain or loss will depend on the extent to which the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and offsetting contract.

The costs to the Fund of engaging in currency forward contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because currency forward contracts are usually entered into on a principal basis, no brokerage fees or commissions are involved. Because these contracts are not traded on an exchange, the Fund must evaluate the credit and performance risk of the counterparty under each currency forward contract.

Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Fund may convert foreign currency from time to time, and will incur costs in doing so. Foreign exchange dealers do not charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer might offer to sell a foreign currency to one Fund at one rate, while offering a lesser rate of exchange if the Fund desires to resell that currency to the dealer.

“Structured” Notes. The Fund may invest in “structured” notes, which are specially-designed derivative debt investments whose principal payments or interest payments are linked to the value of an underlying asset, such as an equity or debt security, currency or commodity or non-asset reference, such as an interest rate or index. The terms of the instrument may be “structured” by the purchaser (the Fund) and the borrower issuing the note.

The values of these notes will fall or rise in response to changes in the values of the underlying asset or reference and the Fund might receive less principal or interest if the underlying asset or reference does not perform as anticipated. In some cases, these notes may pay an amount based on a multiple of the relative change in value of the asset or reference. This type of note offers the potential for increased income or principal payments, but at a greater risk of loss than a typical debt security of the same maturity and credit quality.

Subordinated “structured” notes, which are subordinated to the right of payment of another class, typically have higher yields and present greater risks than unsubordinated “structured” notes.

The values of these notes are also subject to both credit risk (if the counterparty fails to meet its obligations) and interest rate risk and, therefore, the Fund could receive more or less than it originally invested when a note matures. The prices of these notes may be very volatile and they may have a limited trading market, making it difficult for the Fund to value them or sell them at an acceptable price.

Hedging with Derivatives. Although it is not obligated to do so, the Fund can use derivatives to hedge. The Fund can use hedging to attempt to protect against declines in the market value of the Fund’s portfolio, to permit the Fund to retain unrealized gains in the value of portfolio assets that have appreciated or to facilitate selling assets for investment reasons. The Fund can use hedging to establish a portfolio position as a temporary substitute for purchasing particular assets. In that case, the Fund would normally seek to purchase the assets and then terminate that hedging position. The Fund might also use this type of hedge to attempt to protect against the possibility that its portfolio assets would not be fully included in a rise in value of the market.

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The Fund can use derivatives to hedge by taking long or short positions in the underlying assets, related assets, or other derivatives positions. To gain short investment exposure, the Fund may use derivatives (including futures). Some of the hedging strategies the Fund can use are described below. The Fund may use additional hedging strategies as discussed elsewhere in this SAI, and it may employ new hedging strategies when they are developed, if those investment methods are consistent with the Fund’s investment objectives and are permissible under applicable regulations governing the Fund.

The use of hedging strategies requires special skills and knowledge of investment techniques that are different than what is required for normal portfolio management. If the Adviser uses a hedging strategy at the wrong time or judges market conditions incorrectly, hedging strategies may reduce the Fund’s return. The Fund could also experience losses if the prices of its hedging positions were not correlated with its other investments.

There is a risk in using short hedging by selling futures, entering into swaps or purchasing puts on broadly-based indices or futures to attempt to protect against declines in the value of the Fund’s portfolio assets. The risk is that the prices of the futures or the value of the swap or the applicable index will correlate imperfectly with the behavior of the cash prices of the Fund’s assets. For example, it is possible that while the Fund has used derivative instruments in a short hedge, the market may advance and the value of the assets held in the Fund’s portfolio might decline. If that occurred, the Fund would lose money on the derivative instruments and also experience a decline in the value of its portfolio assets.

The risk of imperfect correlation increases as the composition of the Fund’s portfolio diverges from the assets included in the applicable index. To compensate for the imperfect correlation of movements in the price of the portfolio assets being hedged and movements in the price of the hedging instruments, the Fund might use derivative instruments in a greater dollar amount than the dollar amount of portfolio assets being hedged. It might do so if the historical volatility of the prices of the portfolio assets being hedged is more than the historical volatility of the applicable index.

The ordinary spreads between prices in the cash and futures markets are subject to distortions, due to differences in the nature of those markets. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the futures market may cause temporary price distortions.

If a covered call written by the Fund is exercised on an underlying investment that has increased in value, the Fund will be required to sell the investment at the call price. It will not be able to realize any profit if the investment has increased in value above the call price.

The Fund can use derivative instruments to establish a position in the market as a temporary substitute for the purchase of individual securities or other assets (long hedging) by buying futures and/or calls on such futures, broadly-based indices or on securities or other assets. It is possible that when the Fund does so the market might decline. If the Fund then concludes not to invest in assets because of concerns that the market might decline further or for other reasons, the Fund will realize a loss on the hedge position that is not offset by a reduction in the price of the assets purchased.

Additional Information Regarding Derivatives Counterparty Risk. The Fund is exposed to the credit risk of the counterparties with which, or the brokers, dealers and exchanges through which, it deals in derivatives, whether it engages in exchange-traded or off-exchange transactions. If the Fund’s FCM becomes bankrupt or insolvent, or otherwise defaults on its obligations to the Fund, the Fund may not receive all amounts owed to it in respect of its

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trading, despite the clearinghouse fully discharging all of its obligations. The Commodity Exchange Act (the “CEA”) requires an FCM to segregate all funds received from its customers with respect to cleared derivatives transactions from such FCM’s proprietary funds. If an FCM were not to do so to the full extent required by law, the assets of an account might not be fully protected in the event of the bankruptcy of an FCM. Furthermore, in the event of an FCM’s bankruptcy, the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of an FCM’s combined customer accounts, even though certain property specifically traceable to the Fund (for example, U.S. Treasury bills deposited by the Fund) may be held by the FCM. FCM bankruptcies have occurred in which customers were unable to recover from the FCM’s estate the full amount of their funds owed and on deposit with such FCM. Such situations could arise due to various factors, or a combination of factors, including inadequate FCM capitalization, inadequate controls on customer trading and inadequate customer capital. In addition, an FCM will generally provide the clearinghouse the net amount of variation margin required for cleared swaps for all of its customers in the aggregate, rather than individually for each customer. The Fund is, therefore, subject to the risk that a clearinghouse will not make variation margin payments owed to the Fund if another customer of the clearing member has suffered a loss and is in default. The Fund may also be subject to the risk that it will be required to provide additional variation margin to the clearinghouse before the clearinghouse will move the Fund’s cleared derivatives transactions to another clearing member. Furthermore, in the event of the bankruptcy or insolvency of a clearinghouse, the Fund might experience a loss of funds deposited through its FCM as margin with the clearinghouse, a loss of unrealized profits on its open positions and the loss of funds owed to it as realized profits on closed positions. Such a bankruptcy or insolvency might also cause a substantial delay before the Fund could obtain the return of funds owed to it by an FCM who was a member of such clearinghouse.

Because bilateral derivative transactions are traded between counterparties based on contractual relationships, the Fund is subject to the risk that a counterparty will not perform its obligations under the related contracts. There can be no assurance that a counterparty will not default and that the Fund will not sustain a loss on a transaction as a result. In situations where the Fund is required to post margin or other collateral with a counterparty, the counterparty may fail to segregate the collateral or may commingle the collateral with the counterparty’s own assets. As a result, in the event of the counterparty’s bankruptcy or insolvency, the Fund’s collateral may be subject to the conflicting claims of the counterparty’s creditors, and the Fund may be exposed to the risk of a court treating the Fund as a general unsecured creditor of the counterparty, rather than as the owner of the collateral.

In the case of cleared swaps, the FCM is required to notify the clearinghouse of the initial margin provided by the clearing member to the clearinghouse that is attributable to each customer. However, if the FCM does not accurately report the Fund’s initial margin, the Fund is subject to the risk that a clearinghouse will use the Fund’s assets held in an omnibus account at the clearinghouse to satisfy payment obligations of a defaulting customer of the clearing member to the clearinghouse.

The Fund is subject to the risk that issuers of the Fund’s portfolio instruments may default on their obligations under those instruments and that certain events may occur that have an immediate and significant adverse effect on the value of those instruments. There can be no assurance that an issuer of an instrument in which the Fund invests will not default or that an event that has an immediate and significant adverse effect on the value of an instrument will not occur and that the Fund will not sustain a loss on a transaction as a result.

Transactions entered into by the Fund may be executed on various U.S. and non-U.S. exchanges and may be cleared and settled through various clearinghouses, custodians, depositories and prime brokers throughout the world. Although the Fund attempts to execute, clear and settle the transactions through entities the Adviser believes to be sound, there can be no assurance that a failure by any such entity will not lead to a loss to the Fund.

Margin. The Fund may post cash, securities or other assets as margin or collateral and these instruments may not be denominated in the same currency as the contract they secure or the underlying instrument of the contract.

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This may give rise to a form of currency exposure, where changes in the value of foreign currencies can impact the value of the margin on deposit. The Fund may at times have significant margin obligations to broker-dealers or other entities as a result of listed or OTC derivatives positions. The Fund may use a tri-party collateral protection mechanism; tri-party arrangements may result in higher costs than if the Fund had posted margin directly. The Fund may also establish alternative collateral mechanisms in order to achieve a balance between cost and counterparty credit risk to the Fund.

Asset Segregation/Cover. To the extent obligations created by the Fund may be deemed to create “senior securities” (as defined in the 1940 Act), the Fund may be required to segregate or earmark liquid assets or treat the obligations as leverage under the 1940 Act. The Fund segregates with its custodian or otherwise designates on its records (“earmarks”) cash, cash equivalents or liquid assets in an amount the Fund believes to be adequate to ensure that it has sufficient liquid assets to meet its obligations under its derivatives contracts, or the Fund may engage in other measures to “cover” its obligations with respect to such transactions in accordance with applicable requirements under the 1940 Act and related guidance of the Commission and its Staff. The amounts that are segregated or earmarked may be based on the derivative’s notional value or on the daily mark-to-market obligation under the derivatives contract and may be reduced by amounts on deposit with the applicable broker or counterparty to the derivatives transaction. The Fund may segregate or earmark amounts in addition to the amounts described above. For example, if the Fund writes a put option, it will typically segregate or earmark liquid assets equal to the strike price of the option, less margin on deposit. Alternatively, the Fund may, in certain circumstances, enter into an offsetting position rather than segregating or designating liquid assets (e.g., the Fund may cover a written put option with a purchased put option with the same or higher exercise price or cover a written call option with a purchased call option with the same or lower exercise price). Although the Adviser attempts to ensure that the Fund has sufficient liquid assets in respect of its obligations under its derivative contracts, it is possible that the Fund’s liquid assets may be insufficient to support such obligations under its derivatives positions. The Fund may be unable to use such segregated or earmarked assets for certain other purposes, which could result in the Fund earning a lower return on its portfolio than it might otherwise earn if it did not have to segregate those assets in respect of, or otherwise cover, such portfolio positions. To the extent the Fund’s assets are segregated or committed as cover, it could limit the Fund’s investment flexibility. The Fund may modify its asset segregation policies from time to time.

Regulatory Issues. With respect to the Fund, the Adviser has claimed an exclusion from the definition of the term commodity pool operator (“CPO”) under the CEA pursuant to CFTC Rule 4.5. Accordingly, the Adviser (with respect to the Fund) is not subject to registration or regulation as a CPO under the CEA. To remain eligible for the exclusion, the Fund is limited in its ability to use certain financial instruments regulated under the CEA (“commodity interests”), including futures and options on futures and certain swaps transactions.

The CFTC and certain futures exchanges have established limits, referred to as “position limits,” on the maximum net long or net short positions which any person may hold or control in particular options and futures contracts. All positions owned or controlled by the same person or entity, even if in different accounts, may be aggregated for purposes of determining whether the applicable position limits have been exceeded. Thus, even if the Fund does not intend to exceed applicable position limits, it is possible that different clients managed by the Adviser may be aggregated for this purpose. Any modification of trading decisions or elimination of open positions that may be required to avoid exceeding such limits may adversely affect the profitability of the Fund.

Tax Issues. The Fund’s investments in options and other derivative instruments could affect the amount, timing and character of the Fund’s distributions; in some cases, the tax treatment of such investments may not be certain. The tax issues relating to these and other types of investments and transactions are described more fully under “Certain Federal Income Tax Considerations — Hedging Transactions” in the Prospectus.

Currency Risk. The Fund’s Shares are priced in U.S. dollars and the distributions paid by the Fund are paid in U.S. dollars. However, a portion of the Fund’s assets may be denominated in foreign (non-U.S.) currencies and income received by the Fund from a portion of its investments may be paid in foreign currencies. Currency risk is

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the risk that fluctuations in exchange rates will adversely affect the market value of the Fund’s investments. Currency risk includes the risk that the foreign currencies in which the Fund’s investments are traded, in which the Fund receives income or in which the Fund has taken a position, will decline in value relative to the U.S. dollar. Currency risk also includes the risk that a currency to which the Fund has obtained exposure through hedging declines in value relative to the currency being hedged, in which event the Fund may realize a loss both on the hedging instrument and on the currency being hedged. There can be no assurances or guarantees that any efforts the Fund makes to hedge exposure to foreign exchange rate risks that arise as a result of its investments will successfully hedge against such risks or that adequate hedging arrangements will be available on an economically viable basis, and in some cases, hedging arrangements may result in additional costs being incurred or losses being greater than if hedging had not been used. Currency exchange rates can fluctuate significantly for many reasons. Derivative transactions in foreign currencies (such as futures, forwards, options and swaps) may involve leverage risk in addition to currency risk.

In purchasing or selling local currency to fund trades denominated in that currency, the Fund is exposed to the risk that the value of the foreign currency will increase or decrease, which may impact the value of the Fund’s investments in foreign currencies, securities denominated in foreign currencies, derivatives that provide exposure to foreign currencies and the Fund’s income available for distribution. Some countries have and may continue to adopt internal economic policies that affect their currency valuations in a manner that may be disadvantageous for U.S. investors or U.S. companies seeking to do business in those countries. For example, a foreign government may unilaterally devalue its currency against other currencies, which typically would have the effect of reducing the U.S. dollar value of investments denominated in that currency. In addition, a country may impose formal or informal currency exchange controls. These controls may restrict or prohibit the Fund’s ability to repatriate both investment capital and income, which could undermine the value and liquidity of the Fund’s portfolio holdings and potentially place the Fund’s assets at risk of total loss. As a result, if the exchange rate for any such currency declines after the Fund’s income has been earned and converted into U.S. dollars but before payment to shareholders, the Fund could be required to liquidate portfolio investments to make such distributions. Similarly, if the Fund incurs an expense in U.S. dollars and the exchange rate declines before the expense is paid, the Fund would have to convert a greater amount to U.S. dollars to pay for the expense at that time than it would have had to convert at the time the Fund incurred the expense.

Additional Information Regarding Leverage. The Fund may use leverage. Although the use of leverage may create an opportunity for increased returns of the Fund, it also results in additional risks and can magnify the effect of any losses and thus could negatively impact the Fund’s business and results of operation and have important adverse consequences to the Fund’s investments. The loss on leverage transactions may substantially exceed the initial investment.

The terms of financing arrangements entered into by the Fund or its Subsidiaries may restrict the Fund’s or a Subsidiary’s operating flexibility, including covenants that, among others, may limit the Fund’s ability to: (i) pay distributions in certain circumstances, (ii) incur additional debt, and (iii) engage in certain transactions. If the Fund or a Subsidiary secures its leverage through the pledging of collateral, the Fund or Subsidiary may, if the Fund or Subsidiary is unable to generate sufficient cash flow to meet principal and interest payments on its indebtedness, be subject to risk that it is required to surrender its collateral and that such collateral may be liquidated at inopportune times or at prices that are not favorable to the Fund and cause significant losses. If a lender seizes and liquidates pledged collateral, such collateral may be sold at distressed price levels. The Fund will fail to realize the full value of such asset in a distressed sale.

The Fund or its Subsidiaries may be required to pay commitment fees and other costs of borrowings under the terms of a credit facility. Moreover, interest on borrowings will be an expense of the Fund. With the use of borrowings, there is a risk that the interest rates paid by the Fund or a Subsidiary on the amount it borrows will be higher than the return on the Fund’s investments. Such additional costs and expenses may affect the operating results of the Fund.

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If the Fund or its Subsidiaries cannot generate sufficient cash flow from investments, they may need to refinance all or a portion of indebtedness on or before maturity. During the economic downturn that began in 2008, the U.S. capital markets experienced historic dislocations and liquidity disruptions, which caused financing to be unavailable in many cases and, even if available, caused the cost of prospective financings to increase. These circumstances materially impacted liquidity in the debt markets, making financing terms for borrowers able to find financing less attractive, and in many cases resulted in the unavailability of certain types of debt financing. Uncertainty in the debt and equity markets may negatively impact the Fund’s or a Subsidiary’s ability to access financing on favorable terms or at all. The inability to obtain additional financing could have a material adverse effect on the Fund’s operations and on its ability to meet its debt obligations. If it is unable to refinance any of its indebtedness on commercially reasonable terms or at all, the Fund’s returns may be harmed.

Additional Information Regarding Operational Risk. The Fund, its service providers and other market participants increasingly depend on complex information technology and communications systems to conduct business functions. These systems are subject to a number of different threats or risks that could adversely affect the Fund and its shareholders.

For example, unauthorized third parties may attempt to improperly access, modify, disrupt the operations of or prevent access to these systems or data within them (a “cyber attack”), whether systems of the Fund, the Fund’s service providers, counterparties or other market participants. Power or communications outages, acts of God, information technology equipment malfunctions, operational errors (both human and systematic) and inaccuracies within software or data processing systems may also disrupt business operations or impact critical data. Market events also may occur at a pace that overloads current information technology and communication systems and processes of the Fund, the Fund’s service providers or other market participants, impacting the ability to conduct the Fund’s operations.

Cyber attacks, disruptions or failures that affect the Fund’s service providers or counterparties may adversely affect the Fund and its shareholders, including by causing losses for the Fund or impairing Fund operations. In addition, cyber attacks, disruptions, or failures may cause reputational damage and subject the Fund or its service providers to regulatory fines, litigation costs, penalties or financial losses, reimbursement or other compensation costs and/or additional compliance costs. The Fund and its service providers may also incur substantial costs for cyber-security risk management in order to prevent or mitigate cyber-security incidents, and the Fund and its shareholders could be negatively impacted as a result of such costs.

As described under “Management and Operational Risk; Cyber-Security Risk” in the Prospectus, similar types of operational (both human and systematic) and technology risks are also present for issuers of securities or other instruments in which the Fund invests, which could result in material adverse consequences for such issuers and may cause the Fund’s investments to lose value. In addition, cyber attacks involving a Fund counterparty could affect such counterparty’s ability to meet its obligations to the Fund, which may result in losses to the Fund and its shareholders. Furthermore, as a result of cyber attacks, disruptions or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in, among other things, the Fund’s inability to buy or sell certain securities or financial instruments or to accurately price its investments. The Fund cannot directly control any cyber-security plans or systems put in place by its service providers, Fund counterparties, issuers in which the Fund invests or securities markets and exchanges.

Money Market Instruments. The Fund can invest in money market instruments, which are U.S. dollar-denominated, high-quality, short-term debt obligations, to provide liquidity, for temporary defensive purposes, or for other purposes. Money market instruments may have fixed, variable or floating interest rates. Examples of money market instruments include obligations issued or guaranteed by the U.S. government (or any of its agencies or instrumentalities); bank obligations, such as time deposits, certificates of deposit and bankers’ acceptances; commercial paper; and variable amount master demand notes.

U.S. Treasury Obligations. These include Treasury bills (which have maturities of one year or less when issued), Treasury notes (which have maturities of one to ten years when issued), and Treasury bonds (which have

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maturities of more than ten years when issued). Treasury securities are backed by the full faith and credit of the United States as to timely payments of interest and repayments of principal. Similar to other issuers, changes to the financial condition or credit rating of a government may cause the value of the Fund’s direct or indirect investment in Treasury obligations to decline.

The Fund can also buy or gain exposure to U.S. Treasury securities whose interest coupons have been “stripped” by a Federal Reserve Bank, zero-coupon U.S. Treasury securities described below, and Treasury Inflation-Protection Securities (“TIPS”). The U.S. Treasury securities called “TIPS” are designed to provide an investment that is not vulnerable to inflation. The interest rate paid by TIPS is fixed. The principal value rises or falls semi-annually based on changes in the published Consumer Price Index. If inflation occurs, the principal and interest payments on TIPS are adjusted to protect investors from inflationary loss. If deflation occurs, the principal and interest payments will be adjusted downward, although the principal will not fall below its face amount at maturity.

Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Zero-Coupon Securities. The Fund can invest directly or indirectly in zero-coupon securities. Zero-coupon U.S. government securities will typically be U.S. Treasury notes and U.S. Treasury bonds that have been stripped of their interest coupons or certificates representing interests in those stripped debt obligations and coupons.

Zero-coupon securities do not make periodic interest payments and are sold at a deep discount from their face value at maturity. The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. This discount depends on the time remaining until maturity, as well as prevailing interest rates, the liquidity of the security and the credit quality of the issuer. The discount typically decreases as the maturity date approaches.

Because zero-coupon securities pay no interest and compound semi-annually at the rate fixed at the time of their issuance, their value is generally more volatile than the value of other debt securities that pay interest. Their value may fall more dramatically than the value of interest-bearing securities when interest rates rise. When prevailing interest rates fall, zero-coupon securities tend to rise more rapidly in value because they have a fixed rate of return.

The Fund’s investment in zero-coupon securities may cause the Fund to recognize income for federal income tax purposes without a corresponding receipt of cash; this can require the Fund to dispose of investments, including when not otherwise advantageous to do so, to meet distribution requirements.

The Fund may also invest in zero-coupon and delayed interest securities, and “stripped” securities of U.S. and foreign corporations and of foreign government issuers. These are similar in structure to zero-coupon and “stripped” U.S. government securities, but in the case of foreign government securities may or may not be backed by the “full faith and credit” of the issuing foreign government. Zero-coupon securities issued by foreign governments and by corporations will be subject to greater credit risks than U.S. government zero-coupon securities.

Other “Stripped” Securities. In addition to buying stripped Treasury securities (as described herein), the Fund can invest directly or indirectly in stripped mortgage-backed securities that are created by segregating the cash flows from underlying mortgage loans or mortgage securities to create two or more new securities. Each has a specified percentage of the underlying security’s principal or interest payments. These are a form of derivative investment.

Mortgage-backed securities may be partially stripped so that each class receives some interest and some principal. However, they may be completely stripped. In that case all of the interest is distributed to holders of one type of security, known as an “interest-only” security, or “I/O,” and all of the principal is distributed to holders of another type of security, known as a “principal-only” security or “P/O.” Strips can be created for pass-through certificates or collateralized mortgage obligations (CMOs).

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The yields to maturity of I/Os and P/Os are very sensitive to principal repayments (including prepayments) on the underlying mortgages. If the underlying mortgages experience greater than anticipated prepayments of principal, the Fund might not fully recoup its investment in an I/O based on those assets. If underlying mortgages experience less than anticipated prepayments of principal, the yield on the P/Os based on them could decline substantially.

Exchange-Traded Notes (“ETNs”). An investment in an ETN involves risks, including possible loss of principal. ETNs are unsecured debt securities issued by a bank that are linked to the total return of a market index. Risks of investing in ETNs also include limited portfolio diversification, uncertain principal payment, and illiquidity. Additionally, the investor fee will reduce the amount of return on maturity or at redemption, and as a result the investor may receive less than the principal amount a maturity or upon redemption, even if the value of the relevant index has increased.

Floating Rate and Variable Rate Obligations. The Fund can invest directly or indirectly in debt securities unrelated to the real estate industry that have floating or variable interest rates. Those variable rate obligations may have a demand feature that allows the Fund to tender the obligation to the issuer or a third party prior to its maturity. The tender may be at par value plus accrued interest, according to the terms of the obligations.

Because the interest rates on floating rate bonds adjust periodically to reflect current market rates, falling short-term interest rates should tend to decrease the income payable to the Fund on its floating rate investments and rising rates should tend to increase that income. However, investments in floating rate and variable rate obligations should also mitigate the fluctuations in the Fund’s net asset value during periods of changing interest rates, compared to changes in values of fixed-rate debt securities. Nevertheless, changes in interest rates can affect the value of the Fund’s floating rate investments, especially if rates change sharply in a short period, because the resets of the interest rates on the investments occur periodically and will not all happen simultaneously with changes in prevailing rates. Having a shorter average reset period for its portfolio of investments may help mitigate that risk.

The interest rate on a floating rate demand note is adjusted automatically according to a stated prevailing market rate, such as the Prime Rate, the 91-day U.S. Treasury Bill rate, or some other standard. The instrument’s rate is adjusted automatically each time the base rate is adjusted. The interest rate on a variable rate note is also based on a stated prevailing market rate but is adjusted automatically at specified intervals. Generally, the changes in the interest rate on such securities reduce the fluctuation in their market value. As interest rates decrease or increase, the potential for capital appreciation or depreciation is less than that for fixed-rate obligations of the same maturity.

Floating rate and variable rate demand notes that have a stated maturity in excess of one year may have features that permit the holder to recover the principal amount of the underlying security at specified intervals not exceeding one year and upon no more than 30 days’ notice. The issuer of that type of note normally has a corresponding right in its discretion, after a given period, to prepay the outstanding principal amount of the note plus accrued interest. Generally the issuer must provide a specified number of days’ notice to the holder. The Fund can also invest directly or indirectly in step-coupon bonds that have a coupon rate that changes periodically during the life of the security on pre-determined dates that are set when the security is issued.

Illiquid and Restricted Securities. Illiquid investments include investments that the Adviser reasonably expects cannot be sold or disposed of in seven calendar days or less under then-current market conditions without the sale or disposition significantly changing the market value of the investment. The Fund may hold illiquid securities, including, among other instruments, securities of private issuers, securities traded in unregulated or shallow markets and securities that are purchased in private placements and are subject to legal or contractual restrictions on resale. Because relatively few purchasers of these securities may exist, especially in the event of adverse economic and liquidity conditions or adverse changes in the issuer’s financial condition, the Fund may not be able to initiate a transaction or liquidate a position in such investments at a desirable price or time. Disposing of illiquid securities may involve time-consuming negotiation and legal expenses, and selling them promptly at an acceptable price may be difficult or impossible.

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Portfolio Turnover. Purchases and sales of portfolio investments may be made as considered advisable by the Adviser in the best interests of the shareholders. The Fund’s portfolio turnover rate may vary from year-to-year, as well as within a year. The Fund’s distributions of any profits or gains realized from portfolio transactions generally are taxable to shareholders as ordinary income. In addition, higher portfolio turnover rates can result in corresponding increases in portfolio transaction costs for the Fund.

For reporting purposes, the Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio investments for the fiscal year by the monthly average of the value of the portfolio investments owned by the Fund during the fiscal year. In determining such portfolio turnover, all investments whose maturities at the time of acquisition were one year or less are excluded. A 100% portfolio turnover rate would occur, for example, if all of the investments in the Fund’s investment portfolio (other than short-term money market securities) were replaced once during the fiscal year. Portfolio turnover will not be a limiting factor should the Adviser deem it advisable to purchase or sell investments.

Repurchase Agreements. The Fund may enter into repurchase agreements with banks and broker-dealers, with the Fund as the initial purchaser of securities held by the banks or broker-dealers. It might do so with temporarily available cash (e.g., pending the investment of the proceeds from sales of Fund Shares or pending the settlement of portfolio securities transactions) or for temporary defensive purposes. In this case, a repurchase agreement is a contract under which the Fund acquires a security, typically for a relatively short period for cash and subject to the commitment of the seller to repurchase the security for an agreed-upon price on a specified date. The repurchase price exceeds the acquisition price and reflects an agreed-upon market rate unrelated to any coupon rate on the purchased security. Approved sellers for repurchase agreements on U.S. government securities include U.S. commercial banks, U.S. branches of foreign banks, or broker-dealers that have been designated as primary dealers in government securities. They must meet credit requirements set by the Adviser from time to time. Repurchase agreements afford the Fund the opportunity to earn a return on temporarily available cash without market risk, although the Fund bears the risk of a seller’s failure to meet its obligation to pay the repurchase price when it is required to do so. Such a default may subject the Fund to expenses, delays, and risks of loss including: (i) possible declines in the value of the underlying security while the Fund seeks to enforce its rights thereto, (ii) possible reduced levels of income and lack of access to income during this period, and (iii) the inability to enforce its rights and the expenses involved in attempted enforcement. Entering into repurchase agreements entails certain risks, which include the risk that the counterparty to the repurchase agreement may not be able to fulfill its obligations, as discussed above, that the parties may disagree as to the meaning or application of contractual terms, or that the instrument may not perform as expected. There is no limit on the amount of the Fund’s net assets that may be subject to repurchase agreements, subject to any limitations on illiquid investments.

Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements with banks and brokers, with the Fund as the initial seller of securities to the banks or brokers. In this case, a reverse repurchase agreement involves a sale by the Fund of portfolio securities concurrently with an agreement by the Fund to repurchase the same securities at a later date at a fixed price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on the securities.

If the buyer in a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of proceeds from the sale of its securities may be restricted while the other party or its trustee or receiver determines whether to honor the Fund’s right to repurchase the securities. Furthermore, in that situation the Fund may be unable to recover the securities it sold in connection with a reverse repurchase agreement and as a result would realize a loss equal to the difference between the value of the securities and the payment it received for them. This loss would be greater to the extent the buyer paid less than the value of the securities the Fund sold to it (e.g., a buyer may only be willing to pay $95 for a security with a market value of $100). The Fund’s use of reverse repurchase agreements also subjects the Fund to interest costs based on the difference between the sale and repurchase price of a security involved in such a transaction. Additionally, reverse repurchase agreements entail the same risks as OTC derivatives. These include the risk that the counterparty to the reverse repurchase agreement may not be able to fulfill its obligations, that the parties may disagree as to the meaning or application

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of contractual terms, or that the instrument may not perform as expected. Reverse repurchase agreements and dollar rolls are not considered borrowings by the Fund for purposes of the Fund’s fundamental investment restriction on borrowings if the Fund covers its obligations under these transactions or maintains liquid assets equal in value to its obligations in respect of these transactions.

Additional Information Regarding Securities Lending. The Fund may seek to earn income by lending portfolio securities to broker-dealers or other institutional borrowers. The Fund may lend up to one-third of the value of its total assets (including borrowings) or such other amount as is permitted under relevant law. The Fund will not lend portfolio securities if, as a result, the aggregate of such loans exceeds 33 1/3% of the value of the Fund’s total assets (including such loans). Loan arrangements made by the Fund will comply with all other applicable regulatory requirements for securities lending, including with respect to changes in market values, termination, interest paid on loaned securities and ability to call back loaned securities for voting.

“When-Issued” and “Delayed-Delivery” Transactions. The Fund may invest in securities on a “when-issued” basis and may purchase or sell securities on a “delayed-delivery” (or “forward-commitment”) basis. “When-issued” and “delayed-delivery” are terms that refer to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery.

When such transactions are negotiated, the price (which is generally expressed in yield terms) is fixed at the time the commitment is made. Delivery and payment for the securities take place at a later date. The securities are subject to change in value from market fluctuations during the period until settlement. The value at delivery may be less than the purchase price. For example, changes in interest rates in a direction other than that expected by the Adviser before settlement will affect the value of such securities and may cause a loss to the Fund. During the period between purchase and settlement, the Fund makes no payment to the issuer and no interest accrues to the Fund from the investment until it receives the security at settlement.

The Fund may engage in when-issued transactions to secure what the Adviser considers to be an advantageous price and yield at the time the obligation is entered into. When the Fund enters into a when-issued or delayed-delivery transaction, it relies on the other party to complete the transaction. Its failure to do so may cause the Fund to lose the opportunity to obtain the security at a price and yield the Adviser considers to be advantageous.

When the Fund engages in when-issued and delayed-delivery transactions, it does so for the purpose of acquiring or selling securities consistent with its investment objective and policies or for delivery pursuant to options contracts it has entered into, and not for the purpose of investment leverage. Although the Fund’s purpose in entering into delayed-delivery or when-issued purchase transactions is to acquire securities, it may dispose of a commitment prior to settlement. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition or to dispose of its right to delivery or receive against a forward commitment, it may incur a gain or loss.

At the time the Fund makes the commitment to purchase or sell a security on a when-issued or delayed-delivery basis, it records the transaction on its books and reflects the value of the security purchased in determining the Fund’s net asset value. In a sale transaction, it records the proceeds to be received. The Fund identifies on its books liquid assets at least equal in value to the value of the Fund’s purchase commitments until the Fund pays for the investment.

When-issued and delayed-delivery transactions can be used by the Fund as a defensive technique to hedge against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling prices, the Fund might sell securities in its portfolio on a forward commitment basis to attempt to limit its exposure to anticipated falling prices. In periods of falling interest rates and rising prices, the Fund might sell portfolio securities and purchase the same or similar securities on a when-issued or delayed-delivery basis to obtain the benefit of currently higher cash yields.

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Legal and Regulatory Risk. The Fund may be adversely affected by new (or revised) laws or regulations that may be imposed by the CFTC, the Commission, the U.S. Federal Reserve or other banking regulators or other governmental regulatory authorities or self-regulatory organizations that supervise the financial markets. The Fund may also be adversely affected by changes in the enforcement or interpretation of existing statutes and rules. In addition, the securities and futures markets are subject to comprehensive statutes, regulations and margin requirements. The CFTC, the Commission, the Federal Deposit Insurance Corporation, other regulators and self-regulatory organizations and exchanges are authorized to take extraordinary actions in the event of market emergencies. The regulation of derivatives transactions and funds that engage in such transactions is an evolving area of law and is subject to modification by government and judicial action. New regulations could, among other things, adversely affect the value of the investments held by the Fund, restrict the Fund’s ability to engage in derivatives transactions (for example, by making certain types of derivatives transactions no longer available to the Fund) and/or increase the costs of such derivatives transactions (for example, by increasing margin or capital requirements) and the Fund’s ability to execute certain investment strategies may be adversely affected as a result. It is unclear how the regulatory changes will affect counterparty risk.

If a perception develops that there is or in the future could be renewed regulatory focus on participants who benefit from their participation in any U.S. government-sponsored program, or attempts by legislative and/or regulatory bodies to impose new restrictions and/or taxes and penalties on such participants, possibly even with retroactive effect, then the Fund’s position in such securities may be compromised.

Investment Restrictions

Fundamental Investment Restrictions of the Fund

The following investment restrictions of the Fund are designated as fundamental policies and as such cannot be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities. Under the 1940 Act, a “majority” vote is defined as the vote of the holders of the lesser of: (a) 67% or more of the Shares of the Fund present at a meeting if the holders of more than 50% of the outstanding Shares are present or represented by proxy at the meeting; or (b) more than 50% of the outstanding Shares of the Fund. Under these restrictions, the Fund:

(1) may issue senior securities to the extent permitted by applicable law;

(2) may borrow money to the extent permitted by applicable law;

(3) may underwrite securities to the extent permitted by applicable law;

(4) may purchase, sell or hold real estate to the extent permitted by applicable law;

(5) may make loans to the extent permitted by applicable law;

(6) may purchase and sell commodities to the extent permitted by applicable law;

(7) may not invest 25% or more of its total assets in a particular industry or group of industries (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities), provided that the Fund will invest, directly or indirectly, at least 25% of its total assets in the real estate industry;

For purposes of construing restriction (7), a large economic or market sector shall not be construed as a single industry or group of industries.

Where applicable, the foregoing investment restrictions shall be interpreted based on the applicable rules, regulations and pronouncements of the Commission and its Staff.

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The Fund has also adopted the following fundamental policies in order to repurchase its Shares:

•

On an annual basis, in the month of [            ], the Fund will make an offer to repurchase a designated percentage of the outstanding Shares from shareholders (a “Repurchase Offer”), pursuant to Rule 23c-3 under the 1940 Act, as it may be amended from time to time.

•

The Fund will repurchase Shares that are tendered by a specific date (the “Repurchase Request Deadline”). The Board will establish the Repurchase Request Deadline for each Repurchase Offer on the basis of a recommendation from the Adviser that takes into account factors such as market conditions, the level of the Fund’s assets and shareholder servicing considerations. The Adviser may revise such Repurchase Request Deadline in its sole discretion based on such criteria provided that the Board is notified of the change and the reasons for it.

•

There will be a maximum 14 calendar day period (or the next business day if the 14th calendar day is not a business day) between the Repurchase Request Deadline and the date the Fund’s net asset value applicable to the Repurchase Offer is determined (the “Repurchase Pricing Date”).

Summary of 1940 Act Restrictions on Certain Activities

The fundamental investment limitations set forth above permit the Fund to engage in certain practices and purchase securities and other instruments as permitted by, or consistent with, the 1940 Act. Relevant limitations of the 1940 Act as they presently exist are described below. These limitations are based either on the 1940 Act itself, the rules or regulations thereunder or applicable orders of the Commission. In addition, interpretations and guidance provided by the Commission Staff may be taken into account, where deemed appropriate by the Fund, to determine if a certain practice or the purchase of securities or other instruments is permitted by the 1940 Act, the rules or regulations thereunder or applicable orders of the Commission. As a result, the foregoing fundamental investment policies may be interpreted differently over time as the statute, rules, regulations or orders (or, if applicable, interpretations) that relate to the meaning and effect of these policies change.

Fundamental Investment Restriction (1). The ability of a closed-end fund to issue senior securities is circumscribed by complex regulatory constraints under the 1940 Act that restrict, for instance, the amount, timing, and form of senior securities that may be issued. Certain portfolio management techniques may be considered senior securities unless appropriate steps are taken to segregate the Fund’s assets or otherwise cover its obligations. To the extent the Fund covers its commitment under these transactions, including by the segregation of liquid assets, such instrument will not be considered a “senior security” by the Fund. See “Additional Information Regarding Derivatives — Asset Segregation/Cover” above. Under the 1940 Act, a “senior security” does not include (i) any promissory note or other evidence of indebtedness issued in consideration of any loan, extension, or renewal thereof, made by a bank or other person and privately arranged, and not intended to be publicly distributed or (ii) any promissory note or evidence of indebtedness where such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the issuer at the time the loan is made. A loan is presumed to be for temporary purposes if it is repaid within sixty days and is not extended or renewed.

Fundamental Investment Restriction (2). The Fund may borrow money in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings) or in connection with engaging in transactions considered by the Commission to constitute a form of borrowing under the 1940 Act (e.g., reverse repurchase agreements) to the extent permitted by the Fund’s investment objectives and policies.

Fundamental Investment Restriction (3). This restriction would permit the underwriting of securities to the extent permitted under the 1940 Act.

Fundamental Investment Restriction (4). This restriction would permit the purchase, sale, or holding of real estate and any asset related thereto to the extent permitted under the 1940 Act.

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Fundamental Investment Restriction (5). Under the 1940 Act, the Fund may only make loans if expressly permitted to do so by its investment policies. The Fund is permitted to make loans. The Fund may not make loans to persons who control or are under common control with the Fund.

Fundamental Investment Restriction (6). This restriction would permit investment in commodities to the extent permitted under the 1940 Act. Commodities may be deemed to include any commodities contracts (including those with underlying bulk goods, such as grains, metals and foodstuffs), futures contracts and related options, options, and forward contracts. The 1940 Act does not directly limit the Fund’s ability to invest directly in physical commodities. However, the Fund’s direct and indirect investments in physical commodities may be limited by the Fund’s intention to qualify as a real estate investment trust, the Fund’s investment strategy, and other regulatory requirements. While the Fund does not intend to invest in commodities, the Fund may invest in certain derivatives that are regulated by the CFTC for the purpose of hedging currency or interest rate risk. See “Additional Information Regarding Derivatives — Regulatory Issues” above and “Certain Federal Income Tax Considerations — Hedging Transactions” in the Prospectus.

DIRECTORS AND OFFICERS

Board of Directors

The business and affairs of the Fund are managed under the oversight of the Board subject to the laws of the State of Maryland and the Fund’s Articles of Amendment and Restatement (the “Charter”). The Directors are responsible for oversight of the practices and processes of the Fund and its service providers, rather than active management of the Fund, including in matters relating to risk management. The Directors seek to understand the key risks facing the Fund, including those involving conflicts of interest; how Fund management identifies and monitors those risks on an ongoing basis; how Fund management develops and implements controls to mitigate those risks; and how Fund management tests the effectiveness of those controls. The Board cannot foresee, know or guard against all risks, nor are the Directors guarantors against risk. The officers of the Fund conduct and supervise the Fund’s daily business operations. Directors who are not deemed to be “interested persons” of the Fund as defined in the 1940 Act are referred to as “Independent Directors.” Directors who are deemed to be “interested persons” of the Fund are referred to as “Interested Directors.”

The Board meets as often as necessary to discharge its responsibilities. Currently, the Board conducts regular quarterly meetings, including in-person or telephonic meetings, and holds special in-person or telephonic meetings as necessary to address specific issues that require attention prior to the next regularly scheduled meeting. At these meetings, officers of the Fund provide the Board (or one of its committees) with written and oral reports on regulatory and compliance matters, operational and service provider matters, organizational developments, product proposals, audit results, and insurance and fidelity bond coverage. In addition, to the extent required by applicable law, it is expected that the Independent Directors meet annually to review, among other things, investment management agreements and certain other plans and agreements, and to consider such other matters as they deem appropriate.

The Board has established two standing committees — an Audit Committee and a Valuation Committee — to assist the Board in its oversight of risk as part of its broader oversight of the Fund’s affairs. The Committees, both of which are comprised solely of the Board’s Independent Directors, are described below. The Board may establish other committees, or nominate one or more Directors to examine particular issues related to the Board’s oversight responsibilities, from time to time. Each Committee meets periodically to perform its delegated oversight functions and reports its findings and recommendations to the Board.

The Board does not have a lead Independent Director. The Board, taking into consideration its oversight responsibility of the Fund, including the Fund’s regular use of fair valuation and the Board’s extensive experience overseeing the development and implementation of fair valuation processes, believes that its leadership structure is appropriate. In addition, the Board’s use of Committees (each of which is chaired by an Independent Director with substantial industry experience) and the chair’s role as chief executive officer of the Adviser, serve to enhance the Board’s understanding of the operations of the Fund and the Adviser.

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Board members of the Fund, together with information as to their positions with the Fund, principal occupations and other board memberships, are shown below. Unless otherwise noted, each Director has held each principal occupation and board membership indicated for at least the past five years. Each Director’s mailing address is c/o Stone Ridge Asset Management LLC, 510 Madison Avenue, 21st Floor, New York, NY 10022.

Independent Directors

Name (Year of Birth)	Position(s) Held with the Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in the Fund Complex Overseen by Director(2)	Other Directorships / Trusteeships Held by Director During the Past 5 Years
[ ] ([ ])	Director	since 2019	[ ]	[ ]	[ ]

[ ] ([ ])	Director	since 2019	[ ]	[ ]	[ ]

Interested Director

Name (Year of Birth)	Position(s) Held with the Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in the Fund Complex Overseen by Director(2)	Other Directorships / Trusteeships Held by Director During the Past 5 Years
[ ] ([ ])	Director	since 2019	[ ]	[ ]	[ ]

(1)	Each Director serves until resignation or removal from the Board.
(2)	The Fund Complex includes the Fund and Stone Ridge Trust, Stone Ridge Trust II, Stone Ridge Trust III, Stone Ridge Trust IV and Stone Ridge Trust V, other investment companies managed by the Adviser.
[(3)	[ ] is an “interested person” of the Fund, as defined in Section 2(a)(19) of the 1940 Act, due to [his/her] position with the Adviser.]

Additional Information about the Directors.

[            ] — [                    ].

[            ] — [                    ].

[            ] — [                    ].

Additional Information about the Board’s Committees.

The Fund has an Audit Committee and a Valuation Committee. The members of both the Audit Committee and the Valuation Committee consist of all the Independent Directors, namely [                    ] and [                    ]. [                    ] is the Audit Committee Chair and has been designated as the Audit Committee financial expert. [                    ] is the Valuation Committee Chair.

In accordance with its written charter, the Audit Committee’s primary purposes are: (1) to oversee the Fund’s accounting and financial reporting policies and practices, and its internal controls and procedures; (2) to oversee the quality and objectivity of the Fund’s auditors and the Fund’s financial statements and the independent audit thereof; (3) to oversee the activities of the Fund’s Chief Compliance Officer (the “CCO”); (4) to oversee the Fund’s compliance program adopted pursuant to Rule 38a-1 under the 1940 Act, and the Fund’s implementation and enforcement of its compliance policies and procedures thereunder; (5) to oversee the Fund’s compliance with applicable laws in foreign jurisdictions, if any; and (6) to oversee compliance with the code of ethics by the Fund and the Adviser.

The Audit Committee reviews the scope of the Fund’s audits, the Fund’s accounting and financial reporting policies and practices and its internal controls. The Audit Committee approves, and recommends to the

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Independent Directors for their ratification, the selection, appointment, retention or termination of the Fund’s independent registered public accounting firm and approves the compensation of the independent registered public accounting firm. The Audit Committee also approves all audit and permissible non-audit services provided to the Fund by the independent registered public accounting firm and all permissible non-audit services provided by the Fund’s independent registered public accounting firm to the Adviser and any affiliated service providers if the engagement relates directly to the Fund’s operations and financial reporting. As of the date of this SAI, the Audit Committee has not met.

The Valuation Committee also operates pursuant to a written charter. The duties and powers, to be exercised at such times and in such manner as the Valuation Committee shall deem necessary or appropriate, are as follows: (1) reviewing, from time to time, the Fund’s valuation policy and procedures (the “Valuation Policy”), which Valuation Policy serves to establish policies and procedures for the valuation of the Fund’s assets; (2) making any recommendations to the Fund’s audit committee and/or the Board regarding (i) the functioning of the Valuation Policy or (ii) the valuation(s) of individual assets; (3) consulting with the Adviser regarding the valuation of the Fund’s assets, including fair valuation determinations of any such assets; (4) periodically reviewing information regarding fair value and other determinations made pursuant to the Fund’s valuation procedures; (5) reporting to the Board on a regular basis regarding the Valuation Committee’s duties; (6) making recommendations in conjunction with the Board’s annual (or other periodical) review of the Fund’s Valuation Policy; (7) periodically reviewing information regarding industry developments in connection with valuation of assets; and (8) performing such other duties as may be assigned to it, from time to time, by the Board. As of the date of this SAI, the Valuation Committee has not met.

Director Ownership of the Fund. The following table shows the dollar range of equity securities owned by the Directors in the Fund and in other investment companies overseen by the Director within the same family of investment companies as of December 31, 2018. Investment companies are considered to be in the same family if they share the same investment adviser or principal underwriter and hold themselves out to investors as related companies for purposes of investment and investor services. The information as to ownership of securities which appears below is based on statements furnished to the Fund by its Directors and executive officers.

	Dollar Range of Equity Securities in the Fund(1)	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies(2)
Independent Directors
[ ]	[ ]	[ ]
[ ]	[ ]	[ ]

Interested Director
[ ](3)	[ ]	[ ]

(1)	As of the date of this SAI, none of the Directors owned Shares of the Fund because the Fund had not yet commenced investment operations.
(2)

Family of Investment Companies includes the Fund and Stone Ridge Trust, Stone Ridge Trust II, Stone Ridge Trust III, Stone Ridge Trust IV and Stone Ridge Trust V, other investment companies managed by the Adviser.

[(3)	Beneficial ownership through the Adviser’s or its affiliates’ investments in the Fund.]

[None of the Independent Directors or their family members beneficially owned any class of securities of the Adviser or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser or the principal underwriter of the Fund, as of [            ].]

Compensation of Board Members. Because the Fund has not commenced investment operations, the Fund has not yet paid any compensation to its Directors. Each Director who is not an employee of the Adviser is

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compensated by an annual retainer. Each such Director’s compensation is invested in Stone Ridge funds. The Fund does not pay retirement benefits to its Directors and officers. The Fund pays a portion of the compensation of the CCO. Other officers and Interested Directors of the Fund are not compensated by the Fund. The following table sets forth the compensation to be received by Independent Directors for the Fund’s initial fiscal year ending [            ]:

Independent Directors	Aggregate Compensation From the Fund(1)			Total Compensation From the Complex(2) Paid to Director
[ ]	$	[	●]	$	[	●]
[ ]	$	[	●]	$	[	●]

(1)	As of the date of this SAI, the Directors had not received compensation from the Fund because the Fund had not yet commenced investment operations.
(2)

Reflects actual direct compensation received during the fiscal year ended [            ] from other series of the Fund Complex that operated during the period. The Fund Complex includes the Fund and Stone Ridge Trust, Stone Ridge Trust II, Stone Ridge Trust III, Stone Ridge Trust IV and Stone Ridge Trust V, other investment companies managed by the Adviser.

The amounts in the preceding table are pro rated based on estimates for the Fund’s initial fiscal year.

Officers of the Fund

Name (Year of Birth) and Address(1)(2)	Position(s) Held with the Fund	Term of Office and Length of Time Served(3)	Principal Occupation(s) During Past 5 Years
[ ]	[ ]	[ ]	[ ]

[ ]	[ ]	[ ]	[ ]

[ ]	[ ]	[ ]	[ ]

(1)	Each Officer’s mailing address is c/o Stone Ridge Asset Management LLC, 510 Madison Avenue, 21st Floor, New York, NY 10022.
(2)	Each of the Officers is an affiliated person of the Adviser as a result of his or her position with the Adviser.
(3)	The term of office of each Officer is indefinite.

Code of Ethics. The Fund and the Adviser have adopted a code of ethics in accordance with Rule 17j-1 under the 1940 Act. This code of ethics permits the personnel of these entities to invest in securities under some circumstances, including securities that the Fund may purchase or hold. The code of ethics is on public file with, and are available from, the Commission.

The code of ethics is available on the EDGAR database of the Commission’s website at www.sec.gov. In addition, copies of the code of ethics may be obtained, after mailing the appropriate duplicating fee, by e-mail request to publicinfo@sec.gov.

Proxy Voting Policies and Procedures. Attached as Appendix B to this SAI is the summary of the guidelines and procedures that the Adviser uses to determine how to vote proxies relating to portfolio securities, including the procedures that the Adviser uses when a vote presents a conflict between the interests of Fund shareholders, on the one hand, and those of the Adviser or any affiliated person of the Fund or the Adviser, on the other. This summary of the guidelines gives a general indication as to how the Adviser will vote proxies relating to portfolio securities on each issue listed. However, the guidelines do not address all potential voting issues or the intricacies that may surround individual proxy votes. For that reason, there may be instances in which votes may vary from the guidelines presented. Notwithstanding the foregoing, the Adviser always endeavors to vote proxies relating to portfolio securities in accordance with the Fund’s investment objective. Information on how the Fund voted proxies relating to portfolio securities during the most recent prior 12-month period ending June 30 will be available without charge, (1) upon request, by calling (855) 609-3680, and (2) on the Commission’s website at www.sec.gov.

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CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

A principal shareholder is any person who owns of record or is known by the Fund to own of record or beneficially 5% or more of any class of the Fund’s outstanding equity securities. A control person is one who owns beneficially, either directly or through controlled companies, more than 25% of the voting securities of the Fund or acknowledges the existence of control. A controlling person possesses the ability to control the outcome of matters submitted for shareholder vote by the Fund.

As of the date of this SAI, the Adviser owned of record and beneficially 100% of the outstanding Shares of the Fund.

INVESTMENT ADVISORY AND OTHER SERVICES

The Adviser

Stone Ridge Asset Management LLC is the Adviser of the Fund. The Adviser was organized as a Delaware limited liability company in 2012. The manager of the general partner of the managing member of the Adviser is Ross Stevens.

Stone Ridge Asset Management LLC serves as the Adviser of the Fund pursuant to an investment management agreement (the “Investment Management Agreement”). The Investment Management Agreement has an initial term of two years from its effective date and continues in effect with respect to the Fund (unless terminated sooner) if its continuance is specifically approved at least annually by the affirmative vote of: (i) a majority of the Independent Directors, cast in person at a meeting called for the purpose of voting on such approval; and (ii) a majority of the Board or the holders of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act). The Investment Management Agreement may nevertheless be terminated at any time without penalty, on 60 days’ written notice, by the Board, by vote of holders of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act), or by the Adviser. The Investment Management Agreement terminates automatically in the event of its assignment (as defined in the 1940 Act).

As compensation for its advisory services, the Fund pays the Adviser a fee, computed daily and paid monthly in arrears, at the annual rate of [    ]% of the average daily net assets of the Fund. [As described in the Prospectus, the Adviser has entered into an expense limitation agreement with the Fund.]

Under the terms of the Investment Management Agreement, neither the Adviser nor its affiliates shall be liable for losses or damages incurred by the Fund, unless such losses or damages are attributable to willful misfeasance, bad faith or gross negligence on the part of either the Adviser or its affiliates or from reckless disregard by it of its obligations and duties under the management contract (“disabling conduct”). In addition, the Fund will indemnify the Adviser and its affiliates and hold each of them harmless against any losses or damages not resulting from disabling conduct.

To the extent the Adviser receives compensation for providing management services to a Subsidiary, (i) the Adviser will not receive compensation from the Fund in respect of the assets of the Fund that are invested in such Subsidiary (i.e., the compensation paid to the Adviser for services to the Fund will be calculated based on the Fund’s average daily net assets excluding the net assets of such Subsidiary), and (ii) any such compensation is determined as a percentage of the average daily net assets of such Subsidiary at the same rate and in the same manner as under the Investment Management Agreement.

The Adviser contractually agreed to waive its management fee and/or pay or otherwise bear operating and other expenses of the Fund (including organizational and offering expenses, but excluding brokerage and transactional expenses, borrowing and other investment-related costs and fees including interest and commitment fees, short dividend expense, acquired fund fees and expenses, taxes, litigation and indemnification expenses, judgments and extraordinary expenses not incurred in the ordinary course of the Fund’s business (collectively, the “Excluded Expenses”)) solely to the extent necessary to limit the total annual fund operating expenses, other than Excluded Expenses, to [ ]% of the average daily net assets of the Fund.

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The Adviser shall be entitled to recoup in later periods expenses that the Adviser has paid or otherwise borne (whether through reduction of its management fee or otherwise) to the extent that the expenses (including offering expenses but excluding Excluded Expenses) after such recoupment do not exceed the lower of (i) the annual expense limitation rate in effect at the time of the actual waiver/reimbursement and (ii) the annual expense limitation rate in effect at the time of the recoupment; provided that the Adviser shall not be permitted to recoup any such fees or expenses beyond three years from the end of the month in which such fee was reduced or such expense was reimbursed.

Adviser’s Investment Committee

The Adviser’s Investment Committee (the “Committee”) oversees the investment policies and strategies of the Adviser and monitors risk within the funds advised by the Adviser, including the Fund.

Daniel Fleder, Robert Gutmann, Ross Stevens and Yan Zhao serve as members of the Committee. Their professional background and experience are disclosed in the Prospectus.

Portfolio Managers

[                    ], [                    ] and [                    ] are jointly and primarily responsible for the day-to-day management of the Fund. The following tables set forth certain additional information with respect to the Portfolio Managers. The information is as of [                        ].

Other Accounts Managed by the Portfolio Managers

The table below identifies the number of accounts for which the Portfolio Managers have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles and other accounts.

	Registered Investment Companies					Other Pooled Investment Vehicles					Other Accounts
Portfolio Manager	Number of Accounts(1)		Total Assets (in millions)			Number of Accounts		Total Assets (in millions)			Number of Accounts		Total Assets (in millions)
[ ]	[	]	$	[	]	[	]	$	[	]	[	]	$	[	]
[ ]	[	]	$	[	]	[	]	$	[	]	[	]	$	[	]
[ ]	[	]	$	[	]	[	]	$	[	]	[	]	$	[	]

(1)	Includes the Fund.

The table below identifies the number of accounts for which the Portfolio Managers have day-to-day management responsibilities and the total assets in such accounts with respect to which the advisory fee is based on the performance of the account, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts.

	Registered Investment Companies for which the Adviser receives a performance-based fee					Other Pooled Investment Vehicles managed for which the Adviser receives a performance-based fee					Other Accounts managed for which the Adviser receives a performance-based fee
Portfolio Manager	Number of Accounts		Total Assets			Number of Accounts		Total Assets			Number of Accounts		Total Assets
[ ]	[	]	$	[	]	[	]	$	[	]	[	]	$	[	]
[ ]	[	]	$	[	]	[	]	$	[	]	[	]	$	[	]
[ ]	[	]	$	[	]	[	]	$	[	]	[	]	$	[	]

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Potential Conflicts of Interest

Each of the Portfolio Managers may also be responsible for managing other accounts in addition to the Fund, including other accounts of the Adviser or its affiliates. Other accounts may include, without limitation, other investment companies registered under the 1940 Act, unregistered investment companies that rely on Section 3(c)(1) or Section 3(c)(7) of the 1940 Act, separately managed accounts, foreign investment companies and accounts or investments owned by the Adviser or its affiliates or the Portfolio Managers. Management of other accounts in addition to the Fund can present certain conflicts of interest, as described below.

From time to time, potential conflicts of interest may arise between a Portfolio Manager’s management of the investments of the Fund, on the one hand, and the management of other accounts, on the other. The other accounts might have similar or different investment objectives or strategies as the Fund, or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Fund, or may take positions that are opposite in direction from those taken by the Fund.

As a fiduciary, the Adviser owes a duty of loyalty to its clients and must treat each client fairly. The Adviser and the Fund have adopted compliance policies and procedures that are designed to avoid, mitigate, monitor and oversee areas that could present potential conflicts of interest.

Allocation of Limited Time and Attention. A Portfolio Manager who is responsible for managing multiple accounts may devote unequal time and attention to the management of those accounts. As a result, the Portfolio Manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of the accounts as might be the case if he or she were to devote substantially more attention to the management of a single account. The effects of this potential conflict may be more pronounced where accounts overseen by a particular Portfolio Manager have different investment strategies.

Allocation of Investment Opportunities. A potential conflict of interest may arise as a result of the Adviser’s management of a number of accounts with similar or different investment strategies. When the Adviser purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. The Adviser attempts to allocate investments in a fair and equitable manner over time among client accounts, with no account receiving preferential treatment over time. To this end, the Adviser has adopted policies and procedures that are intended to provide the Adviser with flexibility to allocate investments in a manner that is consistent with its fiduciary duty. There is no guarantee, however, that the policies and procedures adopted by the Adviser will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.

An investment opportunity may be suitable for both the Fund and other accounts, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. If a Portfolio Manager identifies a limited investment opportunity that may be suitable for multiple accounts, the opportunity may be allocated among these several accounts; as a result of these allocations, there may be instances in which the Fund will not participate in a transaction that is allocated among other accounts or the Fund may not be allocated the full amount of an investment opportunity. Similarly, there may be limited opportunity to sell an investment held by the Fund and another account. In addition, different account guidelines and/or differences within particular investment strategies may lead to the use of different investment practices for accounts with a similar investment strategy. Whenever decisions are made to buy or sell securities by the Fund and one or more of the other accounts simultaneously, the Adviser may aggregate the purchases and sales of the securities. The Adviser will not necessarily purchase or sell the same securities at the same time, in the same direction or in the same proportionate amounts for all eligible accounts, particularly if different accounts have different amounts of capital under management by the Adviser, different amounts of investable cash available, different strategies or different risk tolerances. As a result, although the Adviser may manage different accounts with similar or identical investment objectives, or may manage accounts with different objectives that trade in the same securities, the portfolio decisions relating to these accounts, and the performance resulting from such decisions, may differ from account to account, and the trade allocation and aggregation and other policies and procedures of

31

the Fund or the Adviser could have a detrimental effect on the price or amount of the securities available to the Fund from time to time.

As a result of regulations governing the ability of certain clients of the Adviser to invest side-by-side, it is possible that the Fund may not be permitted to participate in an investment opportunity at the same time as another fund or another account managed by the Adviser. These limitations may limit the scope of investment opportunities that would otherwise be available to the Fund. The decision as to which accounts may participate in any particular investment opportunity will take into account applicable law and the suitability of the investment opportunity for, and the strategy of, the applicable accounts. It is possible that the Fund may be prevented from participating due to such investment opportunity being more appropriate, in the discretion of the Adviser, for another account.

Conflicts of Interest Among Strategies. At times, a Portfolio Manager may determine that an investment opportunity may be appropriate for only some of the accounts for which he or she exercises investment responsibility, or may decide that certain of the accounts should take differing positions with respect to a particular security. In these cases, the Portfolio Manager may place separate transactions for one or more accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other accounts. Similarly, the Adviser or its affiliates may take positions in accounts or investments owned by them that are different from those taken by one or more client accounts.

Conflicts may also arise in cases when accounts invest in different parts of an issuer’s capital structure, including circumstances in which one or more accounts own private securities or obligations of an issuer and other accounts may own public securities of the same issuer. Actions by investors in one part of the capital structure could disadvantage investors in another part of the capital structure. In addition, purchases or sales of the same investment may be made for two or more accounts on the same date. There can be no assurance that an account will not receive less (or more) of a certain investment than it would otherwise receive if this conflict of interest among accounts did not exist. In effecting transactions, it may not be possible, or consistent with the investment objectives of accounts, to purchase or sell securities at the same time or at the same prices.

Selection of Service Providers. The Adviser may be able to select or influence the selection of service providers to clients, including the brokers and dealers that are used to execute securities transactions for the accounts that they supervise. In addition to executing trades, some brokers and dealers may provide the Adviser with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain accounts than to others. In addition, the Adviser has received and may receive loans or other services from service providers to clients. Although such services are negotiated at arms length, they may pose potential conflicts of interest to the Adviser in selecting such service providers.

Related Business Opportunities. The Adviser or its affiliates may provide more services (such as distribution or recordkeeping) for some types of accounts than for others. In such cases, a Portfolio Manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of accounts that provide greater overall returns to the Adviser and its affiliates.

Broad and Wide-Ranging Activities. The Adviser and its related parties engage in a broad spectrum of activities and may expand the range of services that they provide over time. The Adviser and its related parties will generally not be restricted in the scope of their business or in the performance of any such services (whether now offered or undertaken in the future), even if such activities could give rise to conflicts of interest, and whether or not such conflicts are described herein. In the ordinary course of their business activities, including, but not limited to, activities with third-party service providers and lenders, the Adviser and its related parties may engage in activities where the interests of the Adviser and its related parties or the interests of their clients may conflict with the interests of the shareholders of the Fund.

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Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to a Portfolio Manager differ among the accounts that he or she manages. If the structure of the Adviser’s management fee and/or a Portfolio Manager’s compensation differs among accounts (such as where certain accounts pay higher management fees or a performance or incentive fee), a Portfolio Manager might be motivated to help certain accounts over others. In addition, a Portfolio Manager might be motivated to favor accounts in which he or she has an interest or in which the Adviser and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance a Portfolio Manager’s performance record or to derive other rewards, financial or otherwise, could influence a Portfolio Manager to lend preferential treatment to those accounts that could most significantly benefit a portfolio manager.

Investments in the Fund by the Adviser. The Adviser or its affiliates may purchase Shares from time to time, and may hold a material position in the Fund. The Adviser or its affiliates may face conflicting interests in determining whether, when and in what amount to tender Shares for repurchase in connection with the Fund’s periodic Repurchase Offers. If the Adviser or its affiliate tenders a significant amount of Shares in connection with a periodic Repurchase Offer, this could cause the Repurchase Offer to be oversubscribed and shareholders participating in the Repurchase Offer (including the Adviser or its affiliate) would only be able to have a portion of their Shares repurchased. In such a case, the Adviser or its affiliate would be subject to the resulting proration of tendered amounts on a pari passu basis with all other tendering investors. Other possible risks associated with the Fund’s Repurchase Offers are described under “Investment Objective, Policies and Risks — Risk Considerations — Repurchase Offers Risk” in the Prospectus.

Investments by Adviser or Related Entities. The Adviser or a related entity may invest in entities that may act as sources of leverage for the Fund.

In addition, the Adviser or a related entity may from time to time make equity investments in one or more companies that operate real estate platforms from which the Fund may purchase real estate assets.

Portfolio Manager Compensation

As of [                    ], Portfolio Managers receive a base salary and may also receive a bonus. Compensation of a Portfolio Manager is determined at the discretion of the Adviser and may be deferred. It may be based on a number of factors including the Portfolio Manager’s experience, responsibilities, the perception of the quality of his or her work efforts, and the consistency with which he or she demonstrates kindness to other employees, trading counterparties, vendors, and clients. As a firm focused on beta, the compensation of Portfolio Managers is not based upon the performance of client accounts that the Portfolio Managers manage. The Adviser reviews the compensation of each Portfolio Manager at least annually.

Portfolio Manager Securities Ownership

[None of the Portfolio Managers listed above beneficially owned any Shares of the Fund as of the date of this SAI because the Fund had not yet commenced operations.]

Principal Underwriter

[                    ], located at [                    ] (the “Distributor”), is the principal underwriter and distributor of Shares of the Fund. The Distributor acts as the distributor of Shares for the Fund on a best efforts basis, subject to various conditions, pursuant to the terms of the Distributor’s contract with the Fund. The Distributor is not obligated to sell any specific amount of Shares of the Fund. The Distributor will also act as agent for the Fund in connection with repurchases of Shares.

Distribution and Servicing Plan

As described in the Prospectus, the Fund has adopted a distribution and servicing plan (the “Distribution and Servicing Plan”) for its Shares. The Distribution and Servicing Plan was approved by the Board, including a

33

majority of the Directors who are not interested persons of the Fund (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operations of the Distribution and Servicing Plan or the distribution agreement with the Distributor. The Board believes that the Distribution and Servicing Plan may benefit the Fund by increasing net sales of the Fund (or reducing net repurchase requests), or by providing additional shareholder services to Fund shareholders.

As of the date of this SAI, the Fund had not incurred fees under the Distribution and Servicing Plan because the Fund had not yet commenced investment operations.

The Distribution and Servicing Plan may be terminated by vote of a majority of the Independent Directors, or by vote of a majority of the outstanding voting securities of the Fund, to the extent so required. The Distribution and Servicing Plan may be amended by a vote of the Board, including a majority of the Independent Directors, cast in person at a meeting called for that purpose. The Board reviews quarterly a written report detailing the costs that have been incurred.

No Independent Director has any direct or indirect financial interest in the operation of the Distribution and Servicing Plan. Except as disclosed in the Prospectus, no interested person of the Fund has any direct or indirect financial interest in the operation of the Distribution and Servicing Plan except to the extent that the Distributor, the Adviser or certain of their employees may be deemed to have such an interest as a result of benefits derived from the successful operation of the Distribution and Servicing Plan.

Other Service Providers

Administrator

The Fund has entered into an administration agreement with [                    ] (the “Administrator”) pursuant to which the Administrator provides administrative services to the Fund. The Administrator is responsible for (i) the general administrative duties associated with the day-to-day operations of the Fund; (ii) conducting relations with the custodian, independent registered public accounting firm, legal counsel and other service providers; (iii) providing regulatory reporting; and (iv) providing necessary office space, equipment, personnel, compensation and facilities for handling the affairs of the Fund. In performing its duties and obligations under the administration agreement, the Administrator shall not be held liable except for a loss arising out of the Administrator’s refusal or failure to comply with the terms of the administration agreement or from its bad faith, negligence or willful misconduct in the performance of its duties.

[                    ] also serves as fund accountant to the Fund under a separate agreement with the Fund and is responsible for calculating the Fund’s total NAV, total net income and NAV per share of the Fund on a daily basis.

[As of the date of this SAI, the Fund paid no administration and fund accounting fees to the Administrator because the Fund had not yet commenced operations.]

Servicing Agent

As described in the Prospectus, the Fund has entered into a Services Agreement with the Adviser pursuant to which the Fund has appointed the Adviser as servicing agent.

[As of the date of this SAI, the Fund had not incurred fees pursuant to the Services Agreement because the Fund had not yet commenced operations.]

Transfer Agent/Dividend Disbursing Agent

U.S. Bancorp Fund Services, LLC (the “Transfer Agent”) is the transfer agent for the Fund’s Shares and the dividend disbursing agent for payment of dividends and distributions on Fund Shares. The principal business address of the Transfer Agent is 615 East Michigan Street, Milwaukee, Wisconsin 53202.

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Custodian

[                    ] the “Custodian”), located at [                    ], serves as the custodian for the Fund. As such, the Custodian holds in safekeeping certificated securities and cash belonging to the Fund and, in such capacity, is the registered owner of securities in book-entry form belonging to the Fund. Upon instruction, the Custodian receives and delivers cash and securities of the Fund in connection with Fund transactions and collects all dividends and other distributions made with respect to portfolio securities of the Fund. The Custodian also maintains certain accounts and records of the Fund.

Independent Registered Public Accounting Firm

[                    ], serves as the Fund’s independent registered public accountant. [                    ] provides audit services and assistance and consultation in connection with the review of Commission filings and certain tax compliance services. [                    ] is located at [                    ].

Counsel

Ropes & Gray LLP serves as counsel to the Fund, and is located at 800 Boylston Street, Boston, Massachusetts 02199.

PURCHASE AND REPURCHASE OF SHARES

The Fund currently offers one class of Shares. The Fund’s Charter authorizes the issuance of 1,000,000,000 shares of common stock. The Directors of the Fund have authority under the Charter to create and classify unissued shares of common stock into shares of other classes or series of stock, including preferred stock, without further action by shareholders. The Directors of the Fund may designate additional series and classes in the future from time to time.

The Shares will be issued with a par value of $0.001 per share. All Shares of the Fund have equal rights as to the payment of dividends and the distribution of assets upon liquidation of the Fund. The Shares will, when issued, be fully paid and non-assessable by the Fund and will have no preemptive or conversion rights.

The Shares are designed primarily for long-term investors, and investors in the Shares should not view the Fund as a vehicle for short-term trading purposes.

Unlike most closed-end funds, the Fund intends to continuously offer its Shares at net asset value per share during a subscription period of approximately two years after the Fund commences investment operations (the “Subscription Period”). Notwithstanding the foregoing, the Fund may close at any time during the Subscription Period to new investments, during which time the Fund will only permit reinvestment of dividends by existing shareholders. The Fund may re-open or close to new investments at any time during or after the Subscription Period at the discretion of the Adviser. In addition, the Adviser intends to launch a series of non-diversified, closed-end management investment companies, each a Maryland corporation electing to be taxed as a real estate investment trust (a “REIT”) and each with investment objectives, policies and strategies substantially similar to those of the Fund (each such fund a “Subsequent Fund”). The Adviser intends to launch the first Subsequent Fund following the expiration of the Subscription Period of the Fund, and such Subsequent Fund is expected to continuously offer its Shares during an approximately two-year subscription period and is expected to then close to new investment. The Adviser intends to repeat this process such that at any time following the expiration of the Subscription Period of the Fund or a Subsequent Fund, there will only be one Subsequent Fund open to new investment. Unless you otherwise notify the Transfer Agent, dividends and capital gains distributions on your Shares will be automatically reinvested in the Fund during the Subscription Period, and after the Subscription Period, will be deemed to be paid in cash and then automatically invested in a Subsequent Fund, if a Subsequent Fund is open to new investment. The Adviser may decide not to launch any Subsequent Fund in its sole discretion. If there is no Subsequent Fund open to new investment at the time of a dividend or capital gains distribution, you will receive such dividend or capital gain distribution in cash.

35

The Fund’s Shares are not listed on any securities exchange and are not publicly traded. There is no secondary market for the Fund’s Shares, although the Fund may consider listing its Shares in the future. In order to provide liquidity to shareholders, the Fund has determined that it will make annual offers to repurchase a portion of the Fund’s outstanding Shares at NAV subject to approval of the Board and in all cases such repurchases will be for at least 5% and not more than 25%, and are expected to be for a maximum of 5%, of its outstanding Shares at NAV. It is also possible that a Repurchase Offer may be oversubscribed, with the result that shareholders may only be able to have a portion of their Shares repurchased. Shares may be subject to mandatory participation in a Repurchase Offer when a shareholder would otherwise own greater than [9.8]% of the Fund’s outstanding Shares after giving effect to the Repurchase Offer, unless such requirement is waived by the Adviser, as described in the Prospectus.

The Repurchase Request Deadline will ordinarily be the same date as the Repurchase Pricing Date.

The Fund reserves the right to reject any purchase order application that conflicts with the Fund’s internal policies or the policies of any regulatory authority. All checks must be in U.S. Dollars drawn on a domestic bank. The Fund will not accept payment in cash or money orders. The Fund does not accept postdated checks or any conditional order or payment. To prevent check fraud, the Fund will not accept third-party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of Shares.

If you receive a distribution and/or dividend by check and the post office cannot deliver the check, or if the check remains uncashed for six months, the Fund reserves the right, with respect to such distribution and all subsequent distributions, to (i) during the Subscription Period, reinvest such distribution in the Fund at the then-current NAV or (ii) after the Subscription Period, automatically invest such cash distribution in a Subsequent Fund, if a Subsequent Fund is open for investment.

Information provided on the account application may be used by the Fund to verify the accuracy of the information or for background or financial history purposes. A joint account will be administered as a joint tenancy with right of survivorship, unless the joint owners notify the Transfer Agent of a different intent. A shareholder’s account is governed by the laws of the State of Maryland. For telephone transactions, the Transfer Agent will take measures to verify the identity of the caller, such as asking for name, account number, Social Security or other taxpayer ID number and other relevant information. If appropriate measures are taken, the Transfer Agent is not responsible for any loss that may occur to any account due to an unauthorized telephone call. Also for your protection telephone repurchases are not permitted on accounts whose names or addresses have changed within the past 30 days. Proceeds from telephone transactions can be mailed to the address of record or sent via wire or ACH to the bank of record pre-established on the account.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Investment Decisions and Portfolio Transactions

Investment decisions for the Fund are made with a view to achieving its investment objective. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved (including the Fund). Some securities considered for investment by the Fund also may be appropriate for other accounts managed by the Adviser. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. If a purchase or sale of securities consistent with the investment policies of the Fund and one or more of these other accounts is considered at or about the same time, transactions in such securities will generally be allocated among the Fund and other accounts in the manner described above under “Potential Conflicts of Interest — Allocation of Investment Opportunities” and “— Conflicts of Interest Among Strategies” above. When the Adviser determines that an investment opportunity is appropriate for the Fund and one or more other accounts, the Adviser will generally execute transactions for the Fund on an aggregated basis with the other accounts when the Adviser believes that to do so will allow it to obtain best execution and to negotiate more favorable commission rates or other transaction costs that might have otherwise been paid had such orders been placed independently. Aggregation,

36

or “bunching,” describes a procedure whereby an investment adviser combines the orders of two or more clients into a single order for the purpose of obtaining better prices and lower execution costs.

Brokerage and Research Services

There is generally no stated commission in the case of securities traded on a principal basis in the OTC markets, but the price paid by the Fund usually includes an undisclosed dealer commission or markup. In underwritten offerings, the price paid by the Fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer. Transactions on U.S. stock exchanges and other agency transactions involve the payment by the Fund of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in non-U.S. securities generally involve the payment of fixed brokerage commissions, which are generally higher than those in the United States. The purchase by the Fund of participations or assignments may be pursuant to privately negotiated transactions pursuant to which the Fund may be required to pay fees to the seller or forego a portion of payments in respect of the participation agreement.

The Adviser places orders for the purchase and sale of portfolio securities, options and futures contracts and buys and sells such securities, options and futures for the Fund through multiple brokers and dealers. The Adviser will place trades for execution only with approved brokers or dealers. In effecting such purchases and sales, the Adviser seeks the most favorable price and execution of the Fund’s orders. In doing so, the Fund may pay higher commissions than the lowest available when the Adviser believes it is reasonable to do so. In seeking the most favorable price and execution, the Adviser, having in mind the Fund’s best interests, considers all factors it deems relevant, including, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in that or other transactions.

It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research and brokerage products and services (together, “research and brokerage services”) from broker-dealers which execute portfolio transactions for the clients of such advisers. Consistent with this practice, the Adviser may receive research and brokerage services from broker-dealers with which the Adviser places the Fund’s portfolio transactions. These research and brokerage services, which in some cases also may be purchased for cash, may include, among other things, such items as general economic and security market reviews, industry and company reviews, evaluations of securities, recommendations as to the purchase and sale of securities and services related to the execution of securities transactions. The advisory fees paid by the Fund are not reduced because the Adviser receives such research and brokerage services even though the receipt of such research and brokerage services relieves the Adviser from expenses it might otherwise bear. Research and brokerage services provided by broker-dealers chosen by the Adviser to place the Fund’s transactions may be useful to the Adviser in providing services to the Adviser’s other clients, although not all of these research and brokerage services may be necessarily useful and of value to the Adviser in managing the Fund. Conversely, research and brokerage services provided to the Adviser by broker-dealers in connection with trades executed on behalf of other clients of the Adviser may be useful to the Adviser in managing the Fund, although not all of these research and brokerage services may be necessarily useful and of value to the Adviser in managing such other clients. To the extent the Adviser uses such research and brokerage services, it will use them for the benefit of all clients, to the extent reasonably practicable. Currently, the Adviser does not direct portfolio transactions for the Fund to a particular broker-dealer because the broker dealer provides soft dollar benefits to the Adviser.

In reliance on the “safe harbor” provided by Section 28(e) of the Exchange Act, the Adviser may cause the Fund to pay a broker-dealer which provides “brokerage and research services” (as defined for purposes of Section 28(e)) to the Adviser an amount of commission for effecting a securities transaction for the Fund in excess of the commission which another broker-dealer would have charged for effecting that transaction if the Adviser makes a good faith determination that the commissions are reasonable in relation to the value of

37

brokerage and research services provided, viewed in terms of either a particular transaction or the Adviser’s overall responsibilities to all discretionary accounts.

The Adviser may place orders for the purchase and sale of exchange-listed portfolio securities with a broker-dealer that is an affiliate of the Adviser where, in the judgment of the Adviser, such firm will be able to obtain a price and execution at least as favorable as other qualified broker-dealers. Pursuant to rules of the Commission, a broker-dealer that is an affiliate of the Adviser may receive and retain compensation for effecting portfolio transactions for the Fund on a securities exchange if the commissions paid to such an affiliated broker-dealer by the Fund on exchange transactions do not exceed “usual and customary brokerage commissions.” The rules define “usual and customary” commissions to include amounts which are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.”

Regular Broker Dealers

The Fund is required to identify the securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parent companies held by the Fund as of the close of its most recent fiscal year and state the value of such holdings. As of the date of this SAI, the Fund did not hold any securities of its regular brokers or dealers or their parent companies because the Fund had not yet begun investment operations.

Brokerage Commissions

As of the date of this SAI, the Fund had not paid any brokerage commissions because it had not yet commenced investment operations.

DESCRIPTION OF THE FUND

The Directors are responsible for the management and supervision of the Fund. The Shares of the Fund represent an equal proportionate interest in the net assets attributable to such Shares of the Fund. Shareholders have certain exclusive voting rights on matters relating to their respective distribution plan, if any. Different classes of the Fund, if any, may bear different expenses relating to the cost of holding shareholder meetings necessitated by the exclusive voting rights of any class of Shares.

Unless otherwise required by the 1940 Act or the Fund’s Charter, the Fund has no intention of holding annual meetings of shareholders. The Charter provides that a Director may be removed only for cause, as defined in the Charter, and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast generally in the election of Directors. The nomination of individuals for election as Directors at an annual meeting of shareholders may be made only (1) pursuant to the Fund’s notice of the meeting, (2) by or at the direction of the Board, or (3) by a shareholder of record entitled to vote at the meeting in the election so nominated who has complied with the advance notice requirements of, and provided the information required by, the Fund’s bylaws. The nomination of individuals for election as Directors at a special meeting of shareholders at which Directors are to be elected may be made only (i) by or at the direction of the Board or (ii) if the special meeting has been called in accordance with the Fund’s bylaws for the purpose of electing directors, by any shareholder of record entitled to vote at the special meeting at the time the shareholder provides the notice required by the Fund’s bylaws and, at the time of the special meeting, who is entitled to vote at the meeting in the election of each individual so nominated and who has complied with the advance notice requirements of, and provided the information required by, the Fund’s bylaws. At any time that less than a majority of the Directors holding office were elected by shareholders, the Directors will call a special meeting of the shareholders for the purpose of electing Directors.

38

In the event of liquidation, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to these shareholders. Shares entitle their holders to one vote per share, are freely transferable and have no preemptive, subscription or conversion rights. When issued, Shares are fully paid and non-assessable.

The Charter provides that the Directors will not be liable to the Fund or its shareholders for money damages. However, nothing in the Charter protects a Director against any liability to which the Director would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The Fund’s Charter provides for indemnification by the Fund of Directors and officers of the Fund; however, such persons may not be indemnified against any liability to the Fund or the Fund’s shareholders to whom he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

OTHER INFORMATION

Miscellaneous

The Prospectus and this SAI do not contain all the information included in the Registration Statement filed with the Commission under the 1933 Act with respect to the securities offered by the Prospectus. Certain portions of the Registration Statement have been omitted from the Prospectus and this SAI pursuant to the rules and regulations of the Commission. The Registration Statement including the exhibits filed therewith may be examined on the Commission’s website at www.sec.gov.

Statements contained in the Prospectus or in this SAI as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectus and this SAI form a part, each such statement being qualified in all respects by such reference.

In the interest of economy and convenience, the Fund does not issue certificates representing the Fund’s Shares. Instead, the Transfer Agent maintains a record of each shareholder’s ownership. Each shareholder receives confirmation of purchase and repurchase orders from the Transfer Agent. Fund Shares and any dividends and distributions paid by the Fund are reflected in account statements from the Transfer Agent.

CONSOLIDATED FINANCIAL STATEMENTS

[Financial statements to come.]

39

APPENDIX A

SECURITIES RATINGS

The rating of a rating service represents the service’s opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Adviser believes that the quality of debt securities in which the Fund invests should be continuously reviewed. A rating is not a recommendation to purchase, sell or hold a security, because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating should be evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the ratings services from other sources, which they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information or for other reasons.

The following is a description of the characteristics of ratings used by Moody’s and S&P Global Ratings.

Moody’s Ratings*

Aaa—Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa—Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A—Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa—Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba—Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B—Obligations rated B are considered speculative and are subject to high credit risk.

Caa—Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca—Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C—Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

*Note: Moody’s appends numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

S&P Global Ratings*

AAA—An obligation rated ‘AAA’ has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

AA—An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

A-1

A—An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

BBB—An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitments on the obligation.

BB; B; CCC; CC; and C—Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’ and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB—An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

B—An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

CCC—An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

CC—An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

C—An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

D—An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

NR—This indicates that a rating has not been assigned or is no longer assigned.

*The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

A-2

APPENDIX B

STONE RIDGE ASSET MANAGEMENT LLC

PROXY VOTING POLICIES AND PROCEDURES

I. Governing Standards

The Registered Funds have delegated to the Adviser the responsibility for voting Fund securities. Private Funds may delegate such responsibility to the Adviser. As a fiduciary, an investment adviser with proxy voting authority has a duty to monitor corporate events and to vote proxies, as well as a duty to cast votes in the best interest of clients and not subrogate client interests to its own interests. The Adviser has adopted these written proxy voting policies and procedures (the “Proxy Policy”) as required under Rule 206(4)-6 under the Advisers Act. In addition to covering the voting of equity securities, the Proxy Policy also applies generally to voting and/or consent rights of fixed income securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures. The Proxy Policy does not apply, however, to consent rights that primarily entail decisions to buy or sell investments, such as tender or exchange offers, conversions, put options, redemption and Dutch auctions. The Proxy Policy, which has been designed to ensure that the Adviser votes proxies in the best interest of its clients and provides clients with information about how their proxies are voted, contains procedures to mitigate conflicts of interests between clients and the Adviser and its affiliated persons2 when voting proxies.

For the avoidance of doubt, the Proxy Policy applies to Shareholder votes and consents that the Adviser has authority to exercise on behalf of a Fund, including votes and consents for private entities that do not involve proxies. All references to votes by proxy in this Proxy Policy shall be interpreted to include both votes by proxy and votes and consents that do not involve proxies.

II. Delegation by the Funds

The Board, on behalf of the Registered Funds, has determined to delegate proxy voting decisions to the Adviser and has adopted the Proxy Policy to govern the voting of the Funds’ proxies.

III. Policy

The Proxy Policy applies to those client accounts that contain voting securities and for which the Adviser has been delegated the authority to vote client proxies. When voting proxies for client accounts, the Adviser’s primary objective is to make voting decisions solely in the best interest of all clients for which it manages assets. The Adviser has selected an unaffiliated third-party proxy research and voting service, Institutional Shareholder Services Inc. (“ISS” or “Proxy Voting Service”), to assist it in researching, recordkeeping and voting of proxies. With respect to each proxy received, the Proxy Voting Service researches the financial implications of the proposals and provides a recommendation to the Adviser as to how to vote on each proposal based on the Proxy Voting Service’s research of the individual facts and circumstances and the Proxy Voting Service’s application of its research findings to an applicable set of guidelines, the ISS’ Proxy Voting Summary Guidelines (“ISS Guidelines”). The ISS Guidelines are intended to provide a general overview by highlighting the key policies that ISS applies to companies listed in the applicable geographic region. However, ISS’ analysis is on a case-by-case basis, taking into consideration sector, industry and business performance factors. These guidelines have been approved by the Adviser and, although the Adviser intends to vote consistently with the voting recommendation of the Proxy Voting Service, upon the recommendation of the applicable portfolio managers, the Adviser may determine to override any recommendation made by the Proxy Voting Service or abstain from voting. In the

[2]

A firm’s affiliated persons are defined in this Proxy Policy to include: (1) all officers, partners, directors (or any person performing similar functions); (2) all persons directly or indirectly controlling, controlled by or under common control with the adviser; and (3) all current employees.

event that the Proxy Voting Service does not provide a recommendation with respect to a proposal, as in the case of votes involving private issuers, the Adviser may determine to vote on the proposals directly and will do so in a manner consistent with the principles set forth in this Proxy Policy.

The Adviser may determine not to vote a proxy if: (1) the effect on the applicable economic interests or the value of the portfolio holding is insignificant in relation to an individual’s account portfolio or in the aggregate with all clients; (2) the cost of voting the proxy outweighs the possible benefit to the applicable account, including, without limitation, situations where a jurisdiction imposes share blocking restrictions which may affect the ability of the portfolio managers to effect trades in the related security; or (3) the Adviser otherwise has determined that it is consistent with its fiduciary obligations not to vote the proxy.

In addition, neither the Adviser nor the Proxy Voting Service will be able to vote for any securities on loan by an account. In the event that the Adviser is aware of a material vote on behalf of a client with respect to securities on loan by the custodian, the Adviser will call back the loan to vote the proxy if the Adviser determines that the benefits to the client of voting on such proposal outweigh the benefits to the client of having the security remain out on loan, and if time permits.

The Adviser will not accept direction on how to vote individual proxies for which it has voting responsibility from any other person or organization other than Adviser personnel or the Proxy Voting Service.

IV. Conflicts of Interest Procedures

For voting of securities, the Adviser believes that application of the ISS Guidelines to vote proxies should, in most cases, adequately address any possible conflicts of interest since the ISS Guidelines are predetermined. As a general practice, the Adviser will vote in accordance with the voting recommendation provided by ISS. In the event that the Adviser wishes to vote against the independent voting recommendation, the Adviser requires CCO approval prior to a vote being cast.

Upon the identification or notice received by the CCO that there is a potential conflict of interest with respect to casting a vote, the CCO will discuss the proxy with the relevant portfolio manager(s) and other senior management in order to determine if the potential conflict is material. In instances where a portfolio manager proposes to vote a proxy inconsistent with the ISS Guidelines and a potential immaterial conflict is identified, the CCO will review the proxy votes in order to determine whether a portfolio manager’s voting rationale appears reasonable. Upon the detection of a material potential conflict of interest, the CCO has final decision-making authority regarding the Adviser’s course of action for the proxy. The CCO will seek to cause the proxy to be voted in a manner consistent with the client’s best interests.

V. Review

The Adviser will supervise and, no less frequently than annually, review its proxy voting activities and the implementation of the Proxy Policy.

VI. Registered Fund Filings

Each Registered Fund is generally required to describe in its registration statement the policies and procedures that the Registered Fund uses to determine how to vote proxies relating to portfolio securities, including the procedures that it uses when a vote presents a conflict. The Registered Funds are also required to include in the registration statement any policies and procedures of the Registered Fund’s investment adviser, or any other third party, that the Registered Fund uses, or that are used on the Registered Fund’s behalf, to determine how to vote proxies relating to portfolio securities. For this reason, this Proxy Policy is typically included as an exhibit to the Registered Funds’ statements of additional information.

In addition, each Registered Fund is required to disclose annually the Registered Fund’s complete proxy voting record on Form N-PX, which provides information relating to how the Registered Fund voted proxies relating to portfolio securities during the most recent 12-month period. The Adviser is responsible for ensuring that it maintains or causes to be maintained appropriate documentation for these purposes. The Adviser may work with a Registered Fund’s administrator to prepare and submit this filing to the SEC.

PART C: OTHER INFORMATION

Item 25.	Financial Statements and Exhibits

(1)	Financial Statements:

Included in Part A:

Not applicable.

Included in Part B:

Report of Independent Registered Public Accounting Firm, to be filed by amendment.

Statement of Assets and Liabilities, to be filed by amendment.

Notes to Financial Statements, to be filed by amendment.

(2)	Exhibits:

(a)	(1)	Articles of Incorporation of Stone Ridge Residential Real Estate Income Fund I, Inc. (the “Registrant”), to be filed by amendment.

(b)		By-Laws of the Registrant, to be filed by amendment.

(c)		Not applicable.

(d)	(1)	See portions of Articles of Incorporation relating to shareholders’ rights.

	(2)	See portions of By-laws relating to shareholders’ rights.

(e)		Not applicable.

(f)		Not applicable.

(g)		Investment Management Agreement between Stone Ridge Asset Management LLC (“Stone Ridge”) and Stone Ridge Residential Real Estate Income Fund I, Inc. (the “Fund”), dated as of [ ], to be filed by amendment.

(h)	(1)	Distribution Agreement between the Registrant and [ ] (the “Distributor”), dated as of [ ], to be filed by amendment.

	(2)	Distribution and Servicing Plan, to be filed by amendment.

(i)		Not applicable.

(j)		Custody Agreement between the Registrant and [ ] (the “Custodian”), dated as of [ ], to be filed by amendment.

(k)	(1)	Fund Administration Servicing Agreement between the Registrant, on behalf of the Fund, and U.S. Bancorp Fund Services, LLC (the “Administrator”), dated as of [ ], to be filed by amendment.

	(2)	Transfer Agent Servicing Agreement between the Registrant, on behalf of the Fund, and U.S. Bancorp Fund Services, LLC, dated as of [ ], to be filed by amendment.

	(3)	Fund Accounting Servicing Agreement between the Registrant, on behalf of the Fund, and U.S. Bancorp Fund Services, LLC, dated as of [ ], to be filed by amendment.

	(4)	Expense Limitation Agreement between Stone Ridge and the Registrant on behalf of the Fund, dated as of [ ], to be filed by amendment.

	(5)	Services Agreement between Stone Ridge and the Registrant, to be filed by amendment.

(l)		Opinion and consent of counsel for the Fund, to be filed by amendment.

(m)		Not applicable.

(n)		Consent of Independent Registered Public Accounting Firm, to be filed by amendment.

(o)		Not applicable.

(p)		Subscription Agreement for Seed Capital, to be filed by amendment.

(q)		Not applicable.

(r)		Code of Ethics of Stone Ridge and the Registrant, to be filed by amendment.

(s)		Power of Attorney, to be filed by amendment.

Item 26.	Marketing Arrangements

[See Distribution Agreement.]

Item 27.	Other Expenses of Issuance or Distribution

Securities and Exchange Commission fees	$[●]
Printing and engraving expenses	$[●]
Legal fees	$[●]
Accounting expenses	$[●]

Total	$[●]

Item 28.	Persons Controlled by or under Common Control with Registrant

None.

Item 29.	Number of Holders of Securities

Set forth below is the number of record holders as of [            ], 2019 of each class of securities of the Registrant.

Title of Class	Number of Record Holders
Shares of Common Stock, $0.001 par value per share	[1	]

Item 30.	Indemnification

The Registrant’s Articles of Incorporation, to be filed by amendment, contains provisions limiting the liability, and providing for indemnification, of the Directors, officers and other covered persons to the fullest extent permitted by law, including payment or reimbursement of expenses incurred in connection with the preparation and presentation of any defense. [**To be updated by amendment.]

The Registrant’s Distribution Agreement, to be filed by amendment, is expected to contain provisions limiting the liability, and providing for indemnification, of the Directors and officers under certain circumstances.

Further, the Investment Management Agreement with Stone Ridge, to be filed by amendment, is expected to contain provisions limiting the liability, and providing for indemnification, of Stone Ridge and its personnel under certain circumstances.

The Registrant’s Directors and officers are expected to be insured under a standard investment company errors and omissions insurance policy covering loss incurred by reason of negligent errors and omissions committed in their official capacities as such.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “1933 Act”), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in this Item 30, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 31.	Business and Other Connections of Investment Adviser

Stone Ridge is a Delaware limited liability company that offers investment management services and is a registered investment adviser. Stone Ridge serves as investment adviser to the Registrant, Stone Ridge Trust, Stone Ridge Trust II, Stone Ridge Trust III, Stone Ridge Trust IV and Stone Ridge Trust V, on behalf of each of their series. Stone Ridge’s offices are located at 510 Madison Avenue, 21st Floor, New York, NY 10022. Information as to the officers and directors of Stone Ridge is included in its current Form ADV (File No. 801-77228) filed with the SEC.

Item 32.	Location of Accounts and Records

All accounts, books and other documents required by Rule 31(a) under the Investment Company Act of 1940, as amended, are maintained at the offices, as applicable of: (1) the Registrant, (2) Stone Ridge, (3) the Custodian and (4) the Administrator.

1.	Stone Ridge Residential Real Estate Income Fund I, Inc.

510 Madison Avenue, 21st Floor

New York, NY 10022

2.	Stone Ridge Asset Management LLC

510 Madison Avenue, 21st Floor

New York, NY 10022

3.	U.S. Bank National Association

1555 N. Rivercenter Drive, Suite 302

Milwaukee, Wisconsin 53212

4.	U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, Wisconsin 53202

Item 33.	Management Services

Not applicable.

Item 34.	Undertakings

1. Not applicable.

2. Not applicable.

3. Not applicable.

4. The Registrant undertakes:

a. to file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement:

(1) To include any prospectus required by Section 10(a)(3) of the 1933 Act;

(2) To reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

(3) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

b. That, for the purpose of determining any liability under the 1933 Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof; and

c. To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

d. Each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the 1933 Act as part of a registration statement relating to an offering, other than prospectuses filed in reliance on Rule 430A under the 1933 Act, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

e. That for the purpose of determining liability of the Registrant under the 1933 Act to any purchaser in the initial distribution of securities:

The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(1) any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the 1933 Act;

(2) the portion of any advertisement pursuant to Rule 482 under the 1933 Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(3) any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

5. Not applicable.

6. The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, its Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement of Stone Ridge Residential Real Estate Income Fund I, Inc. to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and the State of New York, on the 21st day of June, 2019.

STONE RIDGE RESIDENTIAL REAL ESTATE INCOME FUND I, INC.

By:	/s/ Anthony Zuco
Anthony Zuco, Treasurer and Principal Financial Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Ross Stevens	Director, President	June 21, 2019
Ross Stevens	(Principal Executive Officer)

/s/ Anthony Zuco	Treasurer	June 21, 2019
Anthony Zuco	(Principal Financial Officer)